Filed pursuant to Rule 497(h)
Registration No. 333-133571

P R O S P E C T U S   S U P P L E M E N T

(To Prospectus dated July 14, 2006)

6,300,000 Shares

American Capital Strategies, Ltd.

Common Stock

$45.83 per share

We are selling 4,300,000 shares of our common stock, par value $0.01 per share, and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC or certain of their respective affiliates, whom we refer to collectively as the forward purchasers, are, at our request, borrowing from third party market sources and selling an aggregate of 2,000,000 shares of our common stock, par value $0.01 per share, in connection with forward sale agreements (the “January 2007 Forward Sale Agreements”) between us and the forward purchasers. If any forward purchaser does not borrow and sell all of the shares of common stock to be sold by it, we will sell the additional shares of common stock that such forward purchaser does not borrow and sell. We will not initially receive any proceeds from the sale of shares of common stock by the forward purchasers. We expect to settle and receive proceeds pursuant to the January 2007 Forward Sale Agreements, subject to certain adjustments, on a date or dates specified by us within approximately twelve months of the date of this prospectus supplement.

Our common stock is listed on The NASDAQ Global Select Market under the symbol “ACAS.” On January 8, 2007, the closing price of our common stock on The NASDAQ Global Select Market was $45.83 per share.

Investing in our common stock involves risks. See “ Risk Factors” beginning on page 9 of the accompanying prospectus to read about factors you should consider including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission, any state securities commission, nor any other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$45.83	$288,729,000
Underwriting discount	$1.72	$10,836,000
Proceeds to American Capital Strategies, Ltd. (before expenses)(1)	$44.11	$277,893,000

(1)	We will receive estimated net proceeds, before expenses, of $189,673,000 upon settlement of this offering of common stock and expect to receive additional proceeds upon settlement of the January 2007 Forward Sale Agreements, which will occur within approximately twelve months of the date of this prospectus supplement. For purposes of calculating the aggregate net proceeds, we have assumed that the January 2007 Forward Sale Agreements are settled based upon the initial forward sale price of $44.11. The forward sale price is subject to adjustment pursuant to the January 2007 Forward Sale Agreements as described herein. See “Underwriting” for a description of the January 2007 Forward Sale Agreements.

We have granted the underwriters a 30-day option to purchase from us up to 945,000 additional shares of our common stock at the public offering price, less the underwriting discount, to cover over-allotments.

The underwriters expect to deliver shares on or about January 12, 2007.

JPMorgan A.G. Edwards	Morgan Stanley Banc of America Securities LLC	UBS Investment Bank Credit Suisse

Robert W. Baird & Co.     Ferris, Baker Watts    Morgan Keegan & Company, Inc.    Stifel Nicolaus

                                                                   Incorporated

January 8, 2007

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the respective dates that such information is presented.

No action is being taken in any jurisdiction outside the United States to permit a public offering of the common stock or possession or distribution of this prospectus supplement and the accompanying prospectus in that jurisdiction. Persons who come into possession of this prospectus supplement and the accompanying prospectus in jurisdictions outside the United States are required to inform themselves about and to observe any restrictions as to this offering and the distribution of this prospectus supplement and the accompanying prospectus applicable to that jurisdiction.

Trademarks and Tradenames

Trademarks and tradenames used in this prospectus supplement and the accompanying prospectus are the property of their respective owners.

THE COMPANY

We are a publicly traded buyout and mezzanine fund, which provides investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We invest primarily in senior and mezzanine (subordinated) debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. Currently, we will invest up to $500 million in a single middle market company. Our largest investment, excluding sector investment funds, at cost as of January 5, 2007, was approximately $247 million. Our largest investment in a sector investment fund, at cost as of January 5, 2007, was approximately $654 million. As of September 30, 2006, our average investment size, at fair value, was approximately $47 million, or 0.6% of the total assets.

Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains. We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts and provide capital directly to early stage and mature private and small public companies. In addition, we invest in commercial mortgage backed securities (“CMBS”) and collateralized debt obligation (“CDO”) securities and investment funds managed by us. We are also a manager of debt and equity investments in private companies through our asset management business.

Historically, a majority of our financings have been to assist in the funding of change of control management buyouts, and we expect that trend to continue. Capital that we provide directly to private and small public companies is used for growth, acquisitions or recapitalizations.

From our initial public offering (“IPO”) in 1997, through January 5, 2007, we invested approximately $3.5 billion in equity securities and approximately $10.1 billion in debt securities of middle market companies as well as CMBS and CDO securities, including approximately $0.4 billion in funds committed but undrawn under credit facilities and equity commitments. Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates generally based on the London Interbank Offered Rate (“LIBOR”), plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of September 30, 2006, the weighted average effective interest rate on our debt securities was 12.6%.

We will invest in the equity capital of portfolio companies that we purchase through an American Capital sponsored buyout. We also may acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of September 30, 2006, we had a fully-diluted weighted average ownership interest of 61% in our portfolio companies, excluding investments in CMBS and CDO securities, and had total equity investments with a fair value of approximately $2.9 billion.

We often sponsor One-Stop Buyouts™ in which we provide most if not all of the senior debt, subordinated debt and equity financing in the transaction. On certain occasions, we may initially fund all of the senior debt at closing and syndicate it to third party lenders post closing. We have a loan syndications group that arranges to have all or part of the senior loans syndicated to third party lenders.

The debt structures of our portfolio companies generally provide for scheduled amortization of senior debt, which improves our subordinated debt position within the portfolio company’s capital structure as the senior debt is repaid. The opportunity to be repaid or exit our investments may occur if a portfolio company refinances our loans, is sold in a change of control transaction, sells equity in a public offering or if we exercise our put rights.

We are developing an asset management business, with the goal of being the first U.S. based publicly traded manager of funds of private assets (that is, assets that are not generally traded on the public capital markets). Our corporate development team and marketing department conduct market research and due diligence to identify industry and geographic sectors that have attractive investment attributes and where we can create a fund with attractive return prospects. As particular sectors are selected, we would expect to hire experienced investment professionals and for us to make initial investments in a particular sector. It is expected that separate sector funds would then be established, which would raise capital, a portion of which could be funded by us. We would expect to contribute to the sector fund assets that we own in the sector and enter into asset management and administrative agreements with the sector fund. During 2005 and 2006, generally following this structure, we launched our first two sector funds—European Capital Limited (“ECAS”) and American Capital Equity I, LLC (the “Equity Fund”). Our wholly-owned consolidated operating subsidiary, European Capital Financial Services (Guernsey) Limited, or ECFS, and its wholly-owned subsidiary, European Capital Financial Services (UK) Limited, provide fund management services to ECAS under investment management and services agreements. Our wholly-owned affiliate, American Capital Equity Management, LLC (“ACEM”), provides fund management services to the Equity Fund under a management agreement.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	3.75%
Dividend reinvestment plan fees(1)	—
Annualized Expenses (as a percentage of consolidated net assets attributable to our common stock)(2)
Management fees	—
Interest payments on borrowed funds(3)	4.39%
Other expenses(4)	5.09%

Total annual expenses (estimated)(5)	9.48%

(1)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We have no cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(2)	Consolidated net assets attributable to our common stock equal net assets (i.e., total assets less total liabilities) at September 30, 2006.
(3)	The interest payments on borrowed funds percentage is based on an estimate of future annual interest expense divided by net assets attributable to our common stock as of September 30, 2006. The estimate of future annual interest expense is calculated by annualizing our actual interest expense for the nine months ended September 30, 2006. Our ratio of interest expense to average net assets for the year ended December 31, 2005 was 4.38%. We had outstanding borrowings of approximately $3.6 billion at September 30, 2006. See “Risk Factors—We may incur additional debt which could increase your investment risks” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources.”
(4)	The “Other expenses” percentage is based on an estimate of future annual expenses representing all of our operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our statement of operations. The estimate of such future annual other expenses is calculated by annualizing our actual operating expenses, net of interest expense, for the nine months ended September 30, 2006. Our ratio of operating expenses, net of interest expense, to average net assets for the year ended December 31, 2005 was 5.55%.
(5)	Total estimated annual expenses as a percentage of consolidated net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the Securities and Exchange Commission (“SEC”) to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, our total annual expenses would be 4.85% of consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by an investor of an assumed 3.75% sales load and payment by us of operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$127	$293	$445	$770

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan (the “Dividend Reinvestment Plan”) may receive shares purchased by the administrator of the Dividend Reinvestment Plan at the market price in effect at the time, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus.

RECENT DEVELOPMENTS

Investment Activity

The following table sets forth our publicly announced new committed investments that closed in the period from October 1, 2006, through January 5, 2007:

Company	Date of Investment	Investment Amount (millions)	Transaction Type	Industry
Narus, Inc.	10/06	$9	Direct Financing	IT Services
CCCI Holding, Inc.	10/06	84	American Capital Sponsored Buyout	Diversified Consumer Services
Varel Holdings, Inc.	10/06	50	Mezzanine Financing	Energy Equipment & Services

Dividend

On October 31, 2006, we announced a dividend of $0.88 per share for the fourth quarter of 2006. The dividend will be paid on January 18, 2007, to stockholders of record as of December 6, 2006.

Capital Raising Activities

On October 5, 2006, we amended our existing commercial paper conduit securitization facility administered by Wachovia Capital Markets, LLC, (the “AFT I Facility”) to extend the termination date and expand the committed amount from $1 billion to $1.25 billion as the result of new lender commitments. As amended, our ability to make draws under the AFT I Facility expires in October 2007, unless extended for an additional 364-day period with the consent of the lenders. If the AFT I Facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period through a termination date in October 2009.

On December 5, 2006, we issued all of the remaining 3,000,000 shares under the forward sale agreement that we entered into in September 2006 with Citigroup Global Markets Inc. (the “September 2006 Forward Sale Agreement”) and received net proceeds of approximately $110 million.

On December 5, 2006, we became a public company in Canada by filing a final base shelf prospectus under the provisions of the US-Canada Multijurisdictional Disclosure System and are now a reporting issuer (or equivalent) in the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, New Brunswick, Nova Scotia, Prince Edward Island and Newfoundland and Labrador.

In December 2006, we received an upgrade in our long-term issuer default rating and senior unsecured debt rating from Fitch Ratings, from “BBB-” to “BBB.” Also, we received a “BBB” counterparty credit rating and a “Baa2” long-term issuer rating from Standard and Poors Ratings Services and Moody’s Investors Service, respectively.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the common stock we are offering, after deducting the underwriting discount and estimated expenses payable by us, will be approximately $189 million, or approximately $231 million if the over-allotment option is exercised in full. If we elect to settle the January 2007 Forward Sale Agreements at the initial forward sale price of $44.11 per share (which reflects a reduction for the underwriting discount), we estimate that we would receive net proceeds of approximately $88 million upon settlement of the January 2007 Forward Sale Agreements. Settlement of the January 2007 Forward Sale Agreements will occur on a date or dates specified by us within approximately twelve months of the date of this prospectus supplement. The forward sale price under the January 2007 Forward Sale Agreements is subject to daily adjustment for an interest factor, and quarterly and annual decreases, each as described below under “Underwriting—Forward Sale Agreements.” We intend to use the net proceeds that we receive from this offering, the exercise of the over-allotment option, if any, and upon the subsequent settlement of the January 2007 Forward Sale Agreements for general corporate purposes, including for our investment and lending activities and to repay indebtedness owed under the AFT I Facility and our unsecured line of credit administered by an affiliate of Wachovia Capital Markets, LLC (the “Revolving Facility”, the Revolving Facility and the AFT I Facility are collectively referred to herein as the “Debt Facilities”). This repayment will create availability under the Debt Facilities which will generally be available for funding our future investments. The interest rates on the Debt Facilities vary from time to time based on certain indices. As of September 30, 2006, the interest rates on the AFT I Facility and the Revolving Facility were 6.34% and 6.58% respectively. Our ability to make draws under the AFT I Facility and the Revolving Facility expires in October 2007 and May 2008, respectively, unless extended.

Each forward purchaser under a January 2007 Forward Sale Agreement will have the right to accelerate its forward sale agreement and require us to settle physically on a date specified by such forward purchaser if (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its January 2007 Forward Sale Agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution, in each case, on shares of our common stock payable in (i) cash in excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets, (3) the net asset value per share of our outstanding common stock, as calculated by us, exceeds a specified percentage of the then applicable forward sale price, (4) our board of directors votes to approve a merger or takeover of us or other similar transaction that would require our stockholders to exchange their shares for cash, securities or other property, or (5) certain other events of default or termination events occur, including, among other things, any material misrepresentation was made in connection with entering into that agreement, the occurrence of a nationalization or delisting of our common stock from The NASDAQ Global Select Market. Such forward purchaser’s decision to exercise its right to require us to settle its January 2007 Forward Sale Agreement will be made irrespective of our need for capital. In addition, upon certain events of bankruptcy, insolvency or reorganization relating to us, each January 2007 Forward Sale Agreement will terminate without further liability of either party. Following any such termination, we would not issue any shares and we would not receive any proceeds pursuant to the January 2007 Forward Sale Agreements. Delivery of our shares on any settlement of the January 2007 Forward Sale Agreements will result in dilution to our earnings per share and return on equity.

Before the issuance of our common stock upon settlement of the January 2007 Forward Sale Agreements, the January 2007 Forward Sale Agreements will be reflected in our diluted earnings per share calculations using the treasury stock method. Under this method, the number of shares of our common stock used in calculating diluted earnings per share is deemed to be increased by the excess, if any, of the number of shares that would be issued upon physical settlement of the January 2007 Forward Sale Agreements over the number of shares that could be purchased by us in the market (based on the average market price during the reporting period) using the proceeds receivable upon settlement (based on the expected lowest possible adjusted forward sale price under the forward sale agreements).

Reason for Use of Forward Sale Agreements

Our objective with the use of forward sale agreements is to allow us to manage more efficiently our debt to equity ratio, considering applicable statutory requirements and our capital needs associated with funding our investing activities. As a business development company (“BDC”), under the Investment Company Act of 1940, as amended (the “1940 Act”), we are able to issue debt securities and preferred stock in an amount such that our “asset coverage” (as defined in the 1940 Act) is at least 200% of the amount of our outstanding debt securities and preferred stock. Because we do not currently have any preferred stock outstanding, this provision of the 1940 Act effectively limits our ratio of debt to equity at this time to 1:1. However, as a practical matter, in order to provide sufficient flexibility to fund our projected investments and a cushion, we must generally keep our debt to equity ratio somewhat below 1:1. At September 30, 2006, for example, our ratio of debt to equity was 0.90:1.

A principal consideration in keeping our debt to equity ratio at less than 1:1 is that given the nature and variability of the equity capital markets, it is not practical to raise equity in frequent, small increments, which would match in amount and timing our needs for investment funds. Thus, we are required to raise equity in larger increments than may be immediately invested and, therefore, we repay advances on our credit facilities with the proceeds of such equity issuances. We then make investments and manage our cash needs by drawing on our credit facilities. The funding sequence of issuing equity, repaying our credit facilities and then drawing on the credit facilities to fund new investments causes our average debt to equity ratio to be materially below 1:1. Moreover, because we cannot be assured that access to equity markets will be available whenever we may need equity capital to make a new investment, we would need to generally keep our credit availability somewhat higher and our debt to equity ratio materially lower than it would otherwise be if we were more readily assured of access to equity capital.

The use of forward sale agreements generally allows us to deliver common stock and receive cash at our election, to the extent covered by outstanding agreements, without undertaking a new offering of common stock. Because we are more assured of access to equity capital, we expect to be in a position to allow our debt to equity ratio to be closer to 1:1 than without the use of forward sale agreements. During periods in which we have reported earnings, having a higher debt to equity ratio would have a beneficial effect on our overall cost of capital, which could result in increased earnings.

Example

For example, assume hypothetical XYZ Corporation had $700,000 in debt and $1,000,000 in equity resulting in a debt to equity ratio of 0.7 to 1. In addition, assume that XYZ Corporation was able to borrow additional debt capital at a cost of 4% per annum and invest the proceeds into investments that yield a 12% per annum after-tax return and it has diluted shares of common stock outstanding of 75,000 shares. If XYZ Corporation were able to increase its leverage to 0.8 to 1 by borrowing an additional $100,000 and investing the proceeds based on the terms above, it may be able to increase its earnings by $0.11 per share. Further, if XYZ Corporation were able to increase its leverage to 0.9 to 1 by borrowing an additional $200,000 and investing the proceeds based on the terms above, it may be able to increase its earnings by $0.21 per share. The preceding example is not reflective of any actual results and is intended as illustration only. For information about the risks associated with leverage, see Risk Factors, “Our business is dependent on external financing” and “We may incur additional debt that could increase your investment risks” in the accompanying prospectus.

CAPITALIZATION

(in thousands, except per share data)

The following table sets forth (a) our actual cash and capitalization at September 30, 2006, and (b) our cash and capitalization at September 30, 2006, as adjusted to reflect the effects of (i) the assumed settlement of the shares outstanding as of September 30, 2006, of the September 2006 Forward Sale Agreement at the applicable forward sale price in effect as of September 30, 2006 and (ii) the shares referenced in (i) above and the sale of common stock upon the settlement of this offering at the public offering price of $45.83 per share, including the assumed settlement of the January 2007 Forward Sale Agreements at the initial forward sale price, and the application of substantially all of the net proceeds to repay our existing indebtedness as set forth under “Use of Proceeds.”

	September 30, 2006
	Actual	As Adjusted for the outstanding September 2006 Forward Sale Agreement	As Adjusted for the January 8, 2007 offering and the outstanding September 2006 Forward Sale Agreement(1)
	(unaudited)
Assets:
Cash and cash equivalents	$34,129	$34,129	$34,129

Borrowings:
Revolving credit facilities(2)	1,286,054	1,174,124	896,631
Notes payable	1,675,772	1,675,772	1,675,772
Unsecured debt	391,838	391,838	391,838
TRS Facility	250,000	250,000	250,000

Total borrowings	3,603,664	3,491,734	3,214,241

Shareholders’ equity:
Preferred stock, $0.01 par value, 5,000 shares authorized and no shares issued and outstanding
Common stock, $0.01 par value, 200,000 shares authorized; 147,079 issued and 143,777 outstanding, (150,079 issued and 146,777 outstanding, as adjusted for the September 2006 Forward Sale Agreement and 156,379 issued and 153,077 outstanding, as adjusted for the September 2006 Forward Sale Agreement and the January 8, 2007 offering)(3)	1,437	1,467	1,530
Capital in excess of par value	3,812,639	3,924,539	4,201,969
Notes receivable from sale of common stock	(6,655)	(6,655)	(6,655)
Undistributed net realized earnings	76,168	76,168	76,168
Net unrealized appreciation of investments	136,087	136,087	136,087

Total shareholders’ equity	4,019,676	4,131,606	4,409,099

Total capitalization	$7,623,340	$7,623,340	$7,623,340

(1)	Does not include the underwriters’ over-allotment option of 945 shares.
(2)	Aggregate balance on revolving credit facilities was $1,641,385 as of January 5, 2007.
(3)	Excludes an aggregate of 14,315 shares issuable pursuant to stock options outstanding at September 30, 2006, that vest over varying periods of time.

UNDERWRITING

J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC are the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement, dated the date of this prospectus supplement, among us, the forward purchasers and the underwriters, we are selling an aggregate of 4,300,000 shares of our common stock and the forward purchasers, at our request, are borrowing and selling an aggregate of 2,000,000 shares of our common stock to the underwriters, and each underwriter named below, through their representatives, has severally agreed to purchase from us and the forward purchasers, the number of shares opposite its name below.

Name	Number of Shares
J.P. Morgan Securities Inc.	1,575,000
Morgan Stanley & Co. Incorporated	1,575,000
UBS Securities LLC	1,575,000
A.G. Edwards & Sons, Inc.	378,000
Banc of America Securities LLC	378,000
Credit Suisse Securities (USA) LLC	378,000
Robert W. Baird & Co. Incorporated	110,250
Ferris, Baker Watts, Incorporated	110,250
Morgan Keegan & Company, Inc.	110,250
Stifel, Nicolaus & Company, Incorporated	110,250

Total	6,300,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of common stock included in this prospectus supplement are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and our independent registered public accounting firm. The underwriters are committed to purchase all shares of common stock offered by this prospectus supplement, other than those shares covered by the over-allotment option described below, if they purchase any shares of our common stock.

The underwriters propose to offer shares of our common stock directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at the public offering price less a concession not in excess of $1.03 per share. The underwriters may allow, and such dealers may re-allow, a concession not in excess of $0.10 per share to certain other dealers. If all of the shares are not sold at the public offering price, the offering price and other selling terms may be changed by the underwriters.

The offering of our common stock is made for delivery when, as and if accepted by the underwriters and subject to prior sale and to withdrawal, cancellation or modification of the of the offering without notice. The underwriters reserve the right to reject an order for the purchase of shares in whole or in part.

Over-allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to 945,000 additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Underwriting Discounts and Commissions

The following table shows the per share and total underwriting discounts and commissions that we and the forward purchasers will pay to the underwriters in connection with this offering. The initial forward sale price to be paid to us under each January 2007 Forward Sale Agreement reflects a reduction for this underwriting discount. Such amounts are shown assuming (a) both no exercise and full exercise of the underwriters’ over-allotment option to purchase additional shares and (b) that the January 2007 Forward Sale Agreements are settled based upon the aggregate initial forward sale price of $44.11, without reference to the adjustments described herein.

	Without over- allotment exercise	With over- allotment exercise
Per share	1.72	1.72
Total	10,836,000	12,461,400

Based on these assumptions, we would receive proceeds of approximately $277 million, net of the underwriting discount and offering expenses, subject to certain adjustments as described above, upon settlement of the January 2007 Forward Sale Agreements, which will be within twelve months of the date of this prospectus supplement. We estimate that our portion of the total expenses of this offering, excluding the underwriting discounts, will be approximately $400,000.

Indemnity

We have agreed to indemnify the underwriters and the forward purchasers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the underwriters and the forward purchasers may be required to make because of any of those liabilities.

The NASDAQ Global Select Market

Our common stock is quoted on The NASDAQ Global Select Market under the symbol “ACAS.”

Forward Sale Agreements

We have entered into the January 2007 Forward Sale Agreements with an affiliate of J.P. Morgan Securities Inc., an affiliate of Morgan Stanley & Co. Incorporated, and an affiliate of UBS Securities LLC, as forward purchasers, relating to an aggregate of 2,000,000 shares of our common stock. In connection with the execution of the January 2007 Forward Sale Agreements and at our request, J.P. Morgan Securities Inc., acting as agent for one of its affiliates, is borrowing from third party market sources and selling in this offering 666,667 shares of our common stock, Morgan Stanley & Co. Incorporated, acting as agent for one of its affiliates, is borrowing and selling in this offering 666,666 shares of our common stock, and UBS Securities LLC, acting as agent for one of its affiliates, is borrowing from third party market sources and selling in this offering 666,667 shares of our common stock. If, in its sole judgment, a forward purchaser under a January 2007 Forward Sale Agreement is unable to borrow, at a cost not greater than a specified amount per share, and deliver for sale on the anticipated closing date of the offering all of the shares of our common stock to which that agreement relates, then the number of shares of our common stock to which that agreement relates will be reduced to the number that the forward purchaser can so borrow and deliver at such a cost. If, in its judgment, a forward purchaser under a January 2007 Forward Sale Agreement is unable to borrow, at a cost not greater than a specified amount per share, and deliver for sale on the anticipated closing date of the offering any shares of our common stock, then that agreement will be terminated in its entirety. In the event that the number of shares relating to a January 2007 Forward Sale Agreement is so reduced, or a forward sale agreement is so terminated, we will issue directly to the underwriters under the underwriting agreement a number of shares of our common stock equal to the number of shares not borrowed and delivered by any forward purchaser, so that the total number of shares offered in this offering is not reduced. In such event, the representatives of the underwriters will have the right to postpone the closing date for one day to effect any necessary changes to any documents or arrangements in connection with such closing.

Prior to settlement under the January 2007 Forward Sale Agreements, the forward purchasers or their respective affiliates, will hold the net proceeds from the sale of the borrowed shares of our common stock sold in this offering. We will receive an amount equal to the net proceeds from the sale of the borrowed shares of our common stock sold in this offering, subject to certain adjustments pursuant to the January 2007 Forward Sale Agreements, from the forward purchasers upon settlement of the January 2007 Forward Sale Agreements.

The January 2007 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within approximately twelve months of the date of this prospectus supplement. On a settlement date under a January 2007 Forward Sale Agreement, we will issue shares of our common stock to the applicable forward purchaser at the then-applicable forward sale price. The initial forward sale price under each January 2007 Forward Sale Agreement will be $44.11 per share, which is the public offering price of our shares of common stock less the underwriting discount. The January 2007 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread of 0.35%, and will be subject to decrease by $0.89, $0.91, $0.92 and $0.96 on each of March 2, 2007, June 1, 2007, September 7, 2007, and December 7, 2007, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. If the federal funds rate is less than the spread on any day, the interest factor will result in a daily reduction of the forward sale price. As of the date of this prospectus supplement, the federal funds rate was greater than the spread. Because the quarterly adjustments are expected to be larger than the cumulative effect of the interest factor, we expect the cumulative net effect of these adjustments to result in a decrease in the forward sale price over time.

Example

The following example demonstrates the effect of the daily and quarterly adjustments to the initial forward sale price at various assumed settlement dates during the applicable twelve month settlement period. The daily adjustment to the initial forward price is based on an assumed constant federal funds rate of 5.21%1 and a spread of 0.35%.

	Offering Date[2]	Three Months from Offering Date[3]	Six Months from Offering Date[4]	Nine Months from Offering Date[5]	Twelve Months from Offering Date[6]

Forward Sale Price	$44.11	$43.81	$43.46	$43.09	$42.71

[1]	Federal funds rate as of January 5, 2007.
[2]	Amount equals the public offering price of our shares of common stock less the underwriting discount.
[3]	Includes reduction of $0.89 on March 2, 2007.
[4]	Includes reduction of $0.89 and $0.91 on each of March 2, 2007, and June 1, 2007, respectively.
[5]	Includes reduction of $0.89, $0.91 and $0.92 on each of March 2, 2007, June 1, 2007, and September 7, 2007, respectively.
[6]	Includes reduction of $0.89, $0.91, $0.92 and $0.96 on each of March 2, 2007, June 1, 2007, September 7, 2007, and December 7, 2007, respectively.

Each of the forward purchasers under its January 2007 Forward Sale Agreement will have the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution, in each case, on shares of our common stock payable in (i) cash in excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than our common stock), rights, warrants or other assets, (3) the net asset value per share of our common stock, as calculated by us, exceeds a specified percentage of the then-applicable forward sale price, (4) our board of directors votes to approve a merger or takeover of us or other similar transaction that would require our stockholders to exchange their shares of common stock for cash, securities or other property, or (5) certain other events of default or termination events occur, including, among other things, any material misrepresentation made in connection with entering into that agreement, the occurrence of a nationalization or delisting of our common stock from The NASDAQ Global Select Market. Such forward purchaser’s decision to exercise its right to require us to settle its January 2007 Forward Sale Agreement will be made irrespective of our need for capital. In addition, upon certain events of bankruptcy, insolvency or reorganization relating to us, each forward sale agreement will terminate without further liability of either party.

Stabilization

In connection with the offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares in this offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to completion of the offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the other underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions may have the effect of preventing or retarding a decline in the market price of the common stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on The NASDAQ Global Select Market, in the over-the-counter market or otherwise.

Other Relationships

Certain of the underwriters and their affiliates have performed investment banking and advisory services for us from time to time for which they have received customary fees and expenses. The underwriters and their affiliates may, from time to time, engage in transactions with and perform services for us and our portfolio companies in the ordinary course of their business. As discussed above, each of J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC or one of their affiliates have entered into the January 2007 Forward Sale Agreements.

Certain of the net proceeds from the sale of our common stock, not including underwriting compensation, will be paid to (1) affiliates of J.P. Morgan Securities Inc., UBS Securities LLC, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and Morgan Keegan & Company, Inc., each an underwriter, in connection with the repayment of debt owed under the Revolving Facility and (2) affiliates of J.P. Morgan Securities Inc., Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, each an underwriter, in connection with the repayment of debt owed under AFT I Facility. Accordingly, this offering is being conducted pursuant to Rule 2710(h) of the National Association of Securities Dealers, Inc.

Electronic Prospectus Delivery

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically. The representative may agree to allocate a number of shares of our common stock to underwriters for sale to their online brokerage account holders. The representatives will allocate shares of our common stock to underwriters that may make Internet distributions on the same basis as other allocations. Other than the prospectus in electronic format, the information on any of these websites and any other information contained on a website maintained by an underwriter or syndicate member is not part of this prospectus.

The principal business address for J.P. Morgan Securities, Inc. is 277 Park Avenue, New York, New York, 10172. The principal business address for Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York, 10036. The principal business address for UBS Securities LLC is 299 Park Avenue, New York, New York, 10171.

TAXATION

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Prospective stockholders should consult their own tax advisors with respect to tax considerations which pertain to their purchase of our common stock. This summary assumes that the investors in our business hold our common stock as capital assets. This summary does not discuss all aspects of U.S. federal income taxation relevant to holders of our common stock in light of their particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers (except as discussed below), dealers in securities, financial institutions, qualified plans and individual retirement accounts. This summary does not discuss any aspects of foreign, state or local tax laws. Unless otherwise stated, this summary deals only with stockholders who are United States persons. A United States person generally is:

•	a citizen or resident of the United States;

•	a corporation or partnership created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate whose income is subject to United States federal income tax regardless of its source; or

•	a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

Taxation as a RIC

We have operated since October 1, 1997, so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code, we will not be subject to federal income tax on the portion of our taxable income and capital gains we distribute to stockholders. “Investment company taxable income” generally means our taxable income, including net short-term capital gains but excluding net long-term capital gains. We will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders. In addition, we will be liable for a nondeductible federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through “deemed distributions” as described below) an amount equal to or greater than the sum of (a) 98% of our “ordinary income” (generally, our taxable income excluding net short-term and long-term capital gains), (b) 98% of our “capital gain net income” (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (c) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. Historically, we have made distributions and have had deemed distributions such that we did not incur the federal excise tax on our earnings. However, we have retained a portion of our 2005 taxable income and paid a 4% excise tax on our undistributed income and we expect to retain a portion of our 2006 taxable income and pay the excise tax on our cumulative undistributed income.

Our income for tax purposes, which determines the required distributions, may differ from our income as measured for other purposes. If we invest in certain options, futures, and forward contracts, we may be required to recognize unrealized gains and losses on those contracts at the end of our taxable year. In such event, 60% of any net gain or loss will generally be treated as long-term capital gain or loss and the remaining 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of our holding period for the investment and of the fact that we may not eventually experience such gain or loss. If we engage in certain hedging transactions, the results may be treated as a deemed sale of appreciated property, which may accelerate the gain on the hedged transaction.

If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year, and to make distributions accordingly.

In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a BDC under the 1940 Act; (b) derive in each taxable year at least 90% of our gross income from dividends, interest, net income from certain publicly traded partnerships, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities; and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets are invested in securities of one issuer (other than U.S. government securities or securities of other RICs), or two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or of one or more of a specific type of publicly traded partnership.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, if we qualify as a RIC, a portion of our distributions may be characterized as long-term capital gain in the hands of stockholders.

We received a ruling from the Internal Revenue Service (the “IRS”) clarifying the tax consequences of our conversion to a RIC, especially with regard to the treatment of unrealized gain inherent in our assets (approximately $6.3 million) upon our conversion to RIC status (“built-in gain”). Under the terms of the ruling and applicable law, if we realize or are treated as realizing any of the built-in gain before October 1, 2007, we generally will be liable for corporate level federal income tax on the gain, which could not be avoided by our payment of dividends.

Our wholly-owned subsidiaries, American Capital Financial Services, Inc., American Capital-Asia, Ltd., and European Capital Financial Services (Guernsey) Limited, are ordinary corporations that are subject to corporate level federal and state income tax in their respective tax jurisdictions. We also own all of the equity interests issued by ACS Funding Trust I, a statutory trust, ACS Funding Trust II, a statutory trust, ACAS Business Loan LLC, 2004-1, a limited liability company, ACAS Business Loan LLC, 2005-1, a limited liability company, ACAS Business Loan LLC, 2006-1, a limited liability company and ACEM, a Delaware limited liability company. These subsidiaries are disregarded as separate entities for federal income tax purposes.

Taxation of Stockholders

Our distributions generally are taxable to you as ordinary income or capital gains. Our stockholders receive notification from us at the end of the year as to the amount and nature of the income or gains distributed to them for that year. The distributions from us to a particular stockholder may be subject to the alternative minimum tax under the provisions of the Code.

Our dividends that are derived from interest income or short-term capital gains are taxable to you as ordinary income. Dividends paid to individuals before January 1, 2009 are eligible to be taxed at the tax rates applicable to long-term capital gains to the extent, if any, such dividends are derived from dividend income we receive. Distributions of net long-term capital gain, if any, that we designate as capital gain dividends generally will be taxable to you as a long-term capital gain, regardless of the length of time you have held the shares. All distributions are taxable, whether invested in additional shares or received in cash.

If we retain any net long-term capital gains, we may designate them as “deemed distributions” and pay tax on them for the benefit of our stockholders. Stockholders would then report their share of the retained capital gains on their tax returns as if it had been received, and report a credit for the tax paid thereon by us. Stockholders add the amount of the deemed distribution, net of such tax, to the stockholder’s basis in his, her or its shares. If we elect to retain any net long-term capital gains and pay tax on such capital gains at the regular corporate tax rate and the maximum rate payable by individuals on such gains is substantially lower, the amount of the credit that individual stockholders may report would exceed the amount of tax that they would be required to pay on the capital gains, allowing recovery of the difference in the tax otherwise owed by, or refunds due to, such stockholders.

In general, any gain or loss realized upon a taxable disposition of our shares, or upon receipt of a liquidating distribution, will be treated as capital gain or loss. If you realize a gain, it will be subject to taxation at various tax rates depending on the length of time you have held such shares and other factors. The gain or loss will be short-term capital gain or loss if you have held the shares for one year or less. If you receive a capital gain dividend, or deemed distributions, with respect to such shares, any loss you realize upon a taxable disposition of shares you held for six months or less will be treated as a long-term capital loss, to the extent of such capital gain dividends, or deemed distributions. Capital losses can be deducted by corporations only to the extent of capital gains. Individuals can deduct capital losses to the extent of capital gains, and then up to $3,000 of other income annually. All or a portion of any loss you realize upon a taxable disposition of our shares may be disallowed if you purchase other shares of ours, under the Dividend Reinvestment Plan or otherwise, within 30 days before or after the disposition.

If you are not a “United States person” (a “Non-U.S. stockholder”) you will generally be subject to a withholding tax of 30%, or lower applicable treaty rate, on dividends from us, other than capital gain dividends, that are not “effectively connected” with your United States trade or business. Non-effectively connected capital gain dividends and gains realized from the sale of the common stock will not be subject to United States federal income tax in the case of (a) a Non-U.S. stockholder that is a corporation, and (b) a Non-U.S. stockholder that is not present in the United States for more than 182 days during the taxable year, assuming that certain other conditions are met. Special rules exempt certain dividends we pay before October 1, 2008 from withholding tax. Under those rules, a Non-U.S. stockholder will not be subject to United States withholding tax on any “interest-related dividend,” or “short-term capital gain dividend.” An interest-related dividend is any dividend (or portion thereof) which is attributable to qualified net interest income we received, as long as the interest is not attributable to indebtedness owed to the Non-U.S. stockholder or any corporation or partnership in which the Non-U.S. stockholder owns a 10% or greater interest and the Non-U.S. stockholder certifies to us that it is not a United States person. A “short-term capital gain dividend,” is any dividend (or portion thereof) which is attributable to the excess of our short-term capital gain over our short-term capital loss if the dividend is received by a Non-U.S. shareholder that is a corporation or an individual who has not been present in the United States for more than 182 days during the taxable year. We must designate a dividend as an interest-related dividend or a short-term capital gain dividend in a written notice mailed to our stockholders within 60 days after the close of our taxable year.

Prospective foreign investors should consult their U.S. tax advisors concerning the tax consequences to them of an investment in the common stock.

We are required to withhold and remit to the IRS a portion of the dividends paid to any stockholder who (a) fails to furnish us with a certified taxpayer identification number; (b) has underreported dividend or interest income to the IRS; or (c) fails to certify to us that he, she or it is not subject to backup withholding.

LEGAL MATTERS

We were represented in this offering by Arnold & Porter LLP, Washington, D.C. The underwriters were represented in this offering by Troutman Sanders LLP. From time to time, Troutman Sanders LLP has performed legal services for certain of our portfolio companies.

Samuel A. Flax, our Executive Vice President and General Counsel, served as counsel to Arnold & Porter LLP through December 31, 2005 and was previously a partner at that firm.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act, with respect to the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus, which is a part of the registration statement, do not contain all of the information set forth in the registration statement or the exhibits and schedules thereto. For further information with respect to our business and our common stock, reference is made to the registration statement, including the exhibits and schedules thereto and the Statement of Additional Information (SAI), contained in the registration statement. You may obtain a copy of our SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. You will not be charged by us for this document. The SAI is incorporated by reference in its entirety in this prospectus supplement and the accompanying prospectus, and its table of contents appears on page 109 of the accompanying prospectus.

We also file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information, as well as the registration statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such materials may be obtained at prescribed rates. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Our common stock is listed on The NASDAQ Global Select Market and our corporate website is located at http://www.AmericanCapital.com.

We also furnish to our stockholders annual and quarterly reports that include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information.

Interim Consolidated Financial Statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	September 30, 2006	December 31, 2005
	(unaudited)
Assets
Investments at fair value (cost of $7,383,863 and $5,134,398, respectively)
Non-Control/Non-Affiliate investments (cost of $4,342,745 and $2,156,065, respectively)	$4,388,917	$2,135,795
Affiliate investments (cost of $510,985 and $420,370, respectively)	532,065	449,026
Control investments (cost of $2,530,133 and $2,557,963, respectively)	2,593,096	2,516,282
Derivative agreements	20,758	18,132

Total investments at fair value	7,534,836	5,119,235
Cash and cash equivalents	34,129	97,134
Restricted cash	124,315	121,772
Interest receivable	43,983	32,668
Other	118,169	78,300

Total assets	$7,855,432	$5,449,109

Liabilities and Shareholders’ Equity
Debt (maturing within one year of $279,050, and $180,634, respectively)	$3,603,664	$2,466,860
Derivative agreements	14,022	2,140
Accrued dividends payable	118,476	3,574
Other	99,594	78,898

Total liabilities	3,835,756	2,551,472

Commitments and contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 200,000 shares authorized, 147,079 and 119,123 issued and 143,777 and 118,913 outstanding, respectively	1,437	1,189
Capital in excess of par value	3,812,639	2,942,814
Notes receivable from sale of common stock	(6,655)	(6,655)
Undistributed (distributions in excess of) net realized earnings	76,168	(22,408)
Net unrealized appreciation (depreciation) of investments	136,087	(17,303)

Total shareholders’ equity	4,019,676	2,897,637

Total liabilities and shareholders’ equity	$7,855,432	$5,449,109

Net asset value per share	$27.96	$24.37

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$114,953	$48,450	$266,993	$126,905
Affiliate investments	12,198	16,295	35,734	42,446
Control investments	52,494	49,660	164,582	129,382

Total interest and dividend income	179,645	114,405	467,309	298,733

Fee and Other Income
Non-Control/Non-Affiliate investments	26,437	16,084	83,766	29,162
Affiliate investments	3,031	3,683	4,537	8,921
Control investments	21,714	14,580	60,428	44,523

Total fee and other income	51,182	34,347	148,731	82,606

Total operating income	230,827	148,752	616,040	381,339

OPERATING EXPENSES:
Interest	55,625	27,889	132,385	67,225
Salaries, benefits and stock-based compensation	40,928	20,837	102,943	55,850
General and administrative	18,676	12,216	50,603	27,309

Total operating expenses	115,229	60,942	285,931	150,384

OPERATING INCOME BEFORE INCOME TAXES	115,598	87,810	330,109	230,955
Provision for income taxes	(5,600)	(1,884)	(17,976)	(7,668)

NET OPERATING INCOME	109,998	85,926	312,133	223,287

Net realized gain (loss) on investments
Non-Control/Non-Affiliate investments	3,660	3,384	(4,764)	21,638
Affiliate investments	22,154	6,601	32,310	7,451
Control investments	20,413	(10,754)	78,748	10,620
Derivative agreements	5,487	(2,706)	11,117	(8,162)

Total net realized gain (loss) on investments	51,714	(3,475)	117,411	31,547

Net unrealized appreciation (depreciation) of investments
Portfolio company investments	(2,576)	(6,735)	148,471	10,110
Foreign currency translation	14,725	—	14,175	—
Derivative agreements	(42,299)	18,341	(9,256)	20,142

Total net unrealized appreciation (depreciation) of investments	(30,150)	11,606	153,390	30,252

Total net gain on investments	21,564	8,131	270,801	61,799

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	131,562	94,057	582,934	285,086
Cumulative effect of accounting change, net of tax	—	—	1,026	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$131,562	$94,057	$583,960	$285,086

NET OPERATING INCOME PER COMMON SHARE:
Basic	$0.78	$0.84	$2.37	$2.34
Diluted	$0.77	$0.82	$2.35	$2.29
NET EARNINGS PER COMMON SHARE:
Basic	$0.93	$0.92	$4.44	$2.99
Diluted	$0.92	$0.90	$4.39	$2.92
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	141,589	102,366	131,660	95,319
Diluted	143,274	104,499	132,929	97,587
DIVIDENDS DECLARED PER COMMON SHARE	$0.83	$0.78	$2.45	$2.26

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

(in thousands, except per share data)

	Nine Months Ended September 30,
	2006	2005
Operations:
Net operating income	$312,133	$223,287
Net realized gain on investments	117,411	31,547
Net unrealized appreciation of investments	153,390	30,252
Cumulative effect of accounting change, net of tax	1,026	—

Net increase in net assets resulting from operations	583,960	285,086

Shareholder distributions:
Common stock dividends from net operating income	(312,133)	(217,115)
Common stock dividends in excess of net operating income	(11,955)	—

Net decrease in net assets resulting from shareholder distributions	(324,088)	(217,115)

Capital share transactions:
Issuance of common stock	909,989	543,980
Issuance of common stock under stock option plans	13,849	34,933
Issuance of common stock under dividend reinvestment plan	22,051	14,159
Issuance of non-recourse notes receivable to purchase common stock	(5,228)	(7,075)
Purchase of common stock held in deferred compensation trusts	(101,008)	(6,530)
Stock-based compensation	24,484	9,889
Cumulative effect of accounting change	(1,432)	—
Other	(538)	369

Net increase in net assets resulting from capital share transactions	862,167	589,725

Total increase in net assets	1,122,039	657,696
Net assets at beginning of period	2,897,637	1,872,426

Net assets at end of period	$4,019,676	$2,530,122

Net asset value per common share	$27.96	$23.34

Common shares outstanding at end of period	143,777	108,386

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in thousands)

	Nine Months Ended September 30,
	2006	2005
Operating activities:
Net increase in net assets resulting from operations	$583,960	$285,086
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net unrealized appreciation of investments	(153,390)	(30,252)
Net realized gain on investments	(117,411)	(31,547)
Accretion of loan discounts	(10,335)	(9,486)
Increase in accrued payment-in-kind interest and dividends	(113,929)	(56,107)
Collection of loan origination fees	30,159	21,995
Amortization of deferred financing costs and net debt premium	5,665	7,223
Stock-based compensation	24,484	9,889
Cumulative effect of accounting change, net of tax	(1,026)	—
Depreciation of property and equipment	3,425	1,482
Increase in interest receivable	(13,509)	(9,847)
Increase in other assets	(4,230)	(67,890)
Increase in other liabilities	19,374	46,776

Net cash provided by operating activities	253,237	167,322

Investing activities:
Purchases of investments	(3,871,611)	(2,036,110)
Principal repayments	1,199,736	468,657
Proceeds from sale of senior debt investments	190,348	165,903
Collection of payment-in-kind notes and dividends	51,604	16,831
Collection of accreted loan discounts	7,534	3,371
Proceeds from sale of equity investments	355,791	113,258
Purchase of government securities	—	(99,938)
Sale of government securities	—	99,938
Interest rate derivative receipts (payments), net	11,666	(8,162)
Capital expenditures of property and equipment	(16,263)	(4,005)
Repayments of employee notes receivable issued in exchange for common stock	—	178

Net cash used in investing activities	(2,071,195)	(1,280,079)

Financing activities:
Proceeds from asset securitizations	503,975	—
Draws on revolving credit facilities, net	530,686	678,883
Repayment of notes payable for asset securitizations	(61,002)	(194,694)
Proceeds from unsecured debt issuance	21,980	201,492
Proceeds from TRS facility, net	139,781	20,154
Increase in deferred financing costs	(8,391)	(5,066)
(Increase) decrease in debt service escrows	(2,543)	31,392
Issuance of common stock	923,838	578,913
Issuance of non-recourse notes to purchase common stock	(5,228)	(7,075)
Purchase of common stock held in deferred compensation trusts	(101,008)	(6,530)
Distributions paid	(187,135)	(126,954)

Net cash provided by financing activities	1,754,953	1,170,515

Net (decrease) increase in cash and cash equivalents	(63,005)	57,758
Cash and cash equivalents at beginning of period	97,134	58,367

Cash and cash equivalents at end of period	$34,129	$116,125

Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment plan	$22,051	$14,159

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(unaudited)

(in thousands, except per share data)

	Nine Months Ended September 30,
	2006	2005
Per Share Data:
Net asset value at beginning of the period	$24.37	$21.11

Net operating income(1)	2.37	2.34
Net realized gain on investments(1)	0.89	0.33
Net unrealized appreciation on investments(1)	1.17	0.32
Cumulative effect of accounting change, net of tax(1)	0.01	—

Net increase net assets resulting from operations(1)	4.44	2.99
Issuance of common stock	1.80	1.56
Other, net(2)	(0.20)	(0.06)
Distribution of net investment income	(2.45)	(2.26)

Net asset value at end of period	$27.96	$23.34

Ratio/Supplemental Data:
Per share market value at end of period	39.47	$36.66
Total return(3)	17.10%	17.70%
Shares outstanding at end of period	143,777	108,386
Net assets at end of period	$4,019,676	$2,530,122
Average net assets	$3,468,216	$2,147,022
Average debt outstanding	$2,846,100	$1,799,500
Average debt per common share(1)	$21.62	$18.88
Ratio of operating expenses, net of interest expense, to average net assets	4.43%	3.87%
Ratio of interest expense to average net assets	3.81%	3.13%

Ratio of operating expenses to average net assets	8.24%	7.00%
Ratio of net operating income to average net assets	9.00%	10.40%

(1)	Weighted average basic per share data.
(2)	Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as purchase of common stock held in deferred compensation trusts, income tax deductions related to the exercise of stock options in excess of GAAP expense credited to additional paid-in capital and repayments of notes receivable from the sale of common stock, issuance of non-recourse notes to purchase common stock, and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Total return is based on the change in the market value of our common stock taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan, which includes a 5% discount on shares purchased through the reinvested dividends.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06)(7)	$10,000	$9,970	$9,970
		Common Stock Warrants (2,004 shares)(1)		534	5,856

				10,504	15,826

Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		246	—

Algoma Holding Company	Building Products	Subordinated Debt (16.0%, Due 4/13)(7)	7,645	7,536	7,536
		Convertible Preferred Stock (40,000 shares)(1)		4,000	9,058

				11,536	16,594

Ares VIII CLO, Ltd.	Diversified Financial Services	Preference Shares (5,000 shares)		4,188	4,478

Aspect Software	IT Services	Senior Debt (12.6%, Due 7/12)	20,000	19,803	19,803

Astrodyne Corporation	Electrical Equipment	Senior Debt (13.3%, Due 4/11)(7)	6,500	6,383	6,383
		Subordinated Debt (12.0%, Due 4/12)(7)	11,000	10,858	10,858
		Redeemable Preferred Stock (1 share)		—	—
		Convertible Preferred Stock (552,705 shares)		11,106	11,106

				28,347	28,347

Axygen Holdings Corporation	Health Care Equipment & Supplies	Senior Debt (8.8%, Due 9/12)	81,830	80,395	80,395
		Subordinated Debt (14.5%, Due 9/14)	58,097	57,229	57,229
		Redeemable Preferred Stock (352,000 shares)		58,776	58,776
		Convertible Preferred Stock (83,600 shares)		21,804	21,804
		Common Stock (4,400 shares)(1)		410	410
		Common Stock Warrants (352,000 shares)(1)		33,940	33,940

				252,554	252,554

Banc of America Commercial Mortgage Trust 2006-3	Real Estate	Commercial Mortgage Pass-Through Certificates (5.5%, Due 7/16 – 8/16)	55,531	30,400	30,400

Banc of America Commercial Mortgage Trust 2006-4	Real Estate	Commercial Mortgage Pass-Through Certificates (5.4%, Due 9/16)	13,363	10,885	10,885

BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (13.8%, Due 9/10)(7)	13,687	13,568	13,568
		Subordinated Debt (16.0%, Due 9/11 – 9/12)(7)	53,219	52,686	52,686

				66,254	66,254

Barton Cotton Holding Corporation	Commercial Services & Supplies	Senior Debt (8.8%, Due 4/11 – 4/12)(7)	52,000	51,244	51,244
		Subordinated Debt (14.0%, Due 9/13)(7)	29,160	28,739	28,739
		Redeemable Preferred Stock (48,480 shares)		28,671	28,367
		Convertible Preferred Stock (115,200 shares)(1)		11,520	11,520
		Common Stock Warrants (215,467 shares)(1)		21,547	17,698

				141,721	137,568

BBB Industries, LLC	Auto Components	Senior Debt (11.3%, Due 6/12 – 6/13)(7)	95,400	93,818	93,818

Beacon Hospice, Inc.	Health Care Providers & Services	Subordinated Debt (14.5%, Due 2/12)(7)	10,430	10,300	10,300

Berry-Hill Galleries, Inc.	Distributors	Senior Debt (15.8%, Due 5/07)	20,889	20,629	20,629

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
BLI Partners, LLC	Personal Products	Common Membership (20% membership interest)(1)		17,344	—

Breeze Industrial Products Corporation	Auto Components	Senior Debt (11.8%, Due 8/13)(7)	19,000	18,719	18,719
		Subordinated Debt (14.3%, Due 8/13 – 8/15)(7)	32,995	32,579	32,579

				51,298	51,298

Bushnell Performance Optics	Leisure Equipment & Products	Subordinated Debt (12.5%, Due 8/12 – 8/13)(7)	118,326	116,718	116,718

Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (11.6%, Due 7/12)(7)	3,000	3,000	3,000

CH Holding Corp.	Leisure Equipment & Products	Senior Debt (12.3%, Due 5/11)	14,000	13,833	13,833
		Redeemable Preferred Stock (20,219 shares)(1)		49,033	18,564
		Convertible Preferred Stock (950,000 shares)(1)		—	—
		Common Stock (1 share)(1)		—	—

				62,866	32,397

CIBT Global Inc.	Commercial Services & Supplies	Senior Debt (11.1%, Due 5/12)	58,705	57,656	57,656

CL Holdings	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.7%, Due 3/10)(7)	25,630	23,248	23,248
		Redeemable Preferred Stock (11,850 shares)(1)		441	240
		Common Stock (11,850 shares)(1)		—	—
		Preferred Stock Warrants (1,564 shares)(1)		—	—
		Common Stock Warrants (197,322 shares)(1)		5,418	2,924

				29,107	26,412

CoLTs 2005-1 Ltd.	Diversified Financial Services	Preference Shares (360 shares)		7,531	9,001

CoLTs 2005-2 Ltd.	Diversified Financial Services	Preference Shares (34,170,000 shares)		33,688	32,969

Corporate Benefit Services of America, Inc.	Commercial Services & Supplies	Senior Debt (9.4%, Due 8/12)(7)	12,393	12,323	12,323
		Common Stock Warrants (6,828 shares)(1)		695	695

				13,018	13,018

Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11)(7)	14,000	11,607	11,607
		Redeemable Preferred Stock (2,000,000 shares)		1,869	1,841
		Common Stock Warrants (5,799,187 shares)(1)		3,865	5,039

				17,341	18,487

DelStar, Inc.	Building Products	Senior Debt (8.5%, Due 3/12)	4,988	4,988	4,988
		Subordinated Debt (14.0%, Due 12/12)(7)	17,899	17,650	17,650
		Redeemable Preferred Stock (45,650 shares)		19,593	19,593
		Convertible Preferred Stock (50,722 shares)		5,245	9,406
		Common Stock Warrants (152,701 shares)(1)		29,019	29,550

				76,495	81,187

Direct Marketing International LLC	Media	Subordinated Debt (14.2%, Due 7/12)(7)	27,684	27,314	27,314

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Dynisco Parent, Inc.	Electronic Equipment &	Common Stock (10,000 shares)(1)		633	1,378
	Instruments	Common Stock Warrants (2,221 shares)(1)		133	395

				766	1,773

EAG Acquisition, LLC	Commercial Services &	Subordinated Debt (16.0%, Due 9/11)(7)	13,547	13,342	13,342
	Supplies	Redeemable Preferred Stock (7,000,000 shares)		7,624	7,579
		Common Stock Warrants (7,000,000 shares)(1)		—	11,606

				20,966	32,527

Easton Bell Sports LLC	Leisure Equipment & Products	Common Units (3,409,356 units)(1)		3,819	7,223

Edline, LLC	Software	Subordinated Debt (12.0%, Due 7/11)(7)	5,000	3,354	3,354
		Membership Warrants (2,121,212 units)(1)		1,784	2,563

				5,138	5,917

Euro-Caribe Packing	Food Products	Senior Debt (9.4%, Due 12/06 – 3/10)	8,203	8,203	8,203
Company, Inc.		Subordinated Debt (11.0%, Due 3/11)(6)	4,117	3,735	3,735
		Convertible Preferred Stock (260,048 shares)(1)		5,732	2,595

				17,670	14,533

FAMS Acquisition, Inc.	Diversified Financial Services	Senior Debt (11.9%, Due 8/10 – 8/11)(7)	28,799	28,385	28,385
		Subordinated Debt (14.8%, Due 8/12 – 8/13)(7)	24,694	24,362	24,362
		Convertible Preferred Stock (1,477,557 shares)(1)		35,880	31,293

				88,627	84,040

FCC Holdings, LLC	Commercial Banks	Senior Debt (13.0%, Due 8/09)(7)	25,000	24,756	24,756

Flagship CLO V	Diversified Financial Services	Preference Shares (15,000 shares)		14,233	14,233

Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)(7)	15,145	14,993	14,993
		Common Stock Warrants (122,397 shares)(1)		122	—

				15,115	14,993

FPI Holding Corporation	Food Products	Senior Debt (8.8%, Due 5/11 – 5/12)	55,000	53,960	53,960
		Subordinated Debt (15.0%, Due 5/13)(7)	38,391	37,833	37,833
		Convertible Preferred Stock (37,248 shares)		41,033	41,033
		Common Stock (9,312 shares) (1)		9,990	9,990

				142,816	142,816

FreeConferenceroom.com, Inc.	Diversified Telecommunication Services	Senior Debt (11.8%, Due 4/11)(7)	17,853	17,570	17,570
		Subordinated Debt (15.0%, Due 5/12)(7)	9,411	9,274	9,274
		Redeemable Preferred Stock (83,720 shares)		13,742	13,661
		Convertible Preferred Stock (41,860 shares)		1,698	4,367
		Common Stock (41,860 shares) (1)		1,667	4,555

				43,951	49,427

GE Commercial Mortgage Corporation, Series 2006-C1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.3%, Due 3/16)(7)	8,868	7,258	7,218

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Gibson Guitar Corp.	Leisure Equipment & Products	Senior Debt (12.1%, Due 8/10)(7)	32,500	31,852	31,852

H-Cube, LLC(3)	IT Services	Senior Debt (17.6%, Due 5/11)(7)	64,170	63,314	63,314
		Preferred Units (1,503 units)(1)		1,527	1,527
		Common Units (281,105 units)(1)		28	28

				64,869	64,869

Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12)(7)	31,838	31,514	31,514
		Redeemable Preferred Stock (5,000 shares)		7,057	7,057

				38,571	38,571

HP Evenflo Acquisition Co.	Household Durables	Senior Debt (12.0%, Due 8/10)(7)	18,418	18,232	18,232
		Common Stock (250,000 shares)(1)		2,500	4,788

				20,732	23,020
Infiltrator Systems, Inc.	Building Products	Subordinated Debt (14.0%, Due 9/13)(7)	29,607	29,199	29,199

Innova Holdings, Inc.	Energy Equipment & Services	Senior Debt (12.8%, Due 3/13)	13,500	13,307	13,307
		Subordinated Debt (15.0%, Due 3/14)(7)	17,175	16,926	16,926
		Convertible Preferred Stock (24,500 shares)		25,512	33,241

				55,745	63,474

Inovis International, Inc.	Software	Senior Debt (11.8%, Due 5/10)(7)	90,000	88,849	88,849

J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5	Real Estate	Commercial Mortgage Pass-Through Certificates (5.0%, Due 12/15)(7)	136,158	78,670	77,513

J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/15 – 5/17)	16,251	12,972	13,476

J.P. Morgan-CIBC Commercial Mortgage-Backed Securities Trust 2006-RR1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 10/17 – 8/20)(7)	11,753	7,615	7,639

Johnny Appleseed’s Inc.	Internet & Catalog Retail	Subordinated Debt (14.5%, Due 2/12)(7)	15,178	14,966	14,966

Jones Stephens Corp.	Building Products	Subordinated Debt (13.5%, Due 9/13 – 9/14)	22,387	22,052	22,052

KIC Holdings Corp.	Building Products	Senior Debt (12.3%, Due 9/10)	8,554	8,540	8,540
		Subordinated Debt (12.0%, Due 9/11)(6)	13,409	11,096	11,097
		Redeemable Preferred Stock (30,356 shares)(1)		16,485	841
		Common Stock Warrants (156,613 shares)(1)		3,060	—

				39,181	20,478

LB-UBS Commercial Mortgage Trust 2006-C4	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/16 – 5/21)(7)	48,543	26,341	25,687

LightPoint CLO IV, LTD	Diversified Financial Services	Income Notes (6,700,000 shares)		6,724	6,724

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Medical Billing Holdings, Inc.	Commercial Services &	Senior Debt (10.3%, Due 9/12 – 9/13)	15,000	14,704	14,704
	Supplies	Senior Subordinated Debt (16.0%, Due 9/13)	10,023	9,874	9,874
		Convertible Preferred Stock (22,640 shares)		22,791	22,791
		Common Stock (5,660,000 shares)(1)		5,660	5,660

				53,029	53,029

Merrill Lynch Mortgage Trust 2006-C1	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 5/16 – 12/25)(7)	71,584	40,644	41,182

Milton's Fine Foods, Inc.	Food Products	Subordinated Debt (14.5%, Due 4/11)(7)	8,500	8,392	8,392

Mirion Technologies	Electrical Equipment	Senior Debt (9.7%, Due 5/08 – 11/11)(7)	108,061	107,073	107,427
		Subordinated Debt (15.0%, Due 9/09 – 5/12)(7)	46,572	46,089	46,089
		Convertible Preferred Stock (747,426 shares)		62,741	67,528
		Common Stock (42,032 shares)(1)		4,755	10,700
		Common Stock Warrants (379,262 shares)(1)		31,752	76,908

				252,410	308,652

ML-CFC Commercial Mortgage Trust 2006-C2	Real Estate	Commercial Mortgage Pass-Through Certificates (5.6%, Due 6/16 – 7/17)(7)	57,546	32,161	32,439

MTS Group, LLC	Textiles, Apparel & Luxury	Senior Debt (11.8%, Due 10/06 – 10/11)(7)	20,199	19,955	19,955
	Goods	Subordinated Debt (14.0%, Due 10/12)(7)	16,543	16,332	16,332
		Common Stock (797,448 shares)(1)		1,000	1,000

				37,287	37,287

Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10)	9,719	8,864	8,864
		Common Stock Warrants (247,368 shares)(1)		1,232	902

				10,096	9,766

Net1 Las Colinas Manager, LLC	Real Estate	Senior Debt (7.7%, Due 10/15)(7)	6,109	6,109	6,109

Nursery Supplies, Inc.	Containers & Packaging	Subordinated Debt (14.0%, Due 5/13)(7)	20,557	20,289	20,289

NYLIM Flatiron CLO 2006-1 LTD.	Diversified Financial Services	Preference Shares (10,000 shares)		9,740	9,740

Pan Am International Flight	Commercial Services &	Senior Debt (9.3%, Due 7/12)(7)	20,500	20,176	20,176
Academy, Inc.	Supplies	Senior Subordinated Debt (16.0%, Due 7/13)(7)	21,689	21,370	21,370
		Convertible Preferred Stock (14,125 shares)		14,280	14,280

				55,826	55,826

Pelican Products, Inc.	Containers & Packaging	Senior Debt (12.3%, Due 10/11)(7)	15,000	14,822	14,822

PHC Acquisition, Inc.	Diversified Consumer	Subordinated Debt (14.7%, Due 3/12 – 3/13)(7)	24,006	23,669	23,669
	Services	Convertible Preferred Stock (11,246 shares)(1)		490	583
		Common Stock (907,692 shares)(1)		39,521	49,306

				63,680	73,558

Phillips & Temro Industries, Inc.	Auto Components	Senior Debt (11.8%, Due 12/10 – 12/11)(7)	26,100	26,036	26,036
		Subordinated Debt (15.0%, Due 12/12)(7)	16,900	16,854	16,854

				42,890	42,890

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company (4)	Industry	Investments (5)	Principal	Cost	Fair Value
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2,577	5,785

Retriever Acquisition Co.	Diversified Financial Services	Senior Debt (14.0%, Due 9/14)	50,000	49,750	49,750

Rocky Shoes & Boots, Inc.(2)	Textiles, Apparel & Luxury Goods	Senior Debt (11.8%, Due 1/11)(7)	10,000	9,900	9,900

RTL Acquisition Corp.	Health Care Providers & Services	Senior Debt (9.1%, Due 2/11 – 2/12)(7)	14,115	13,858	13,858
		Subordinated Debt (14.0%, Due 2/13)(7)	16,193	15,964	15,964
		Redeemable Preferred Stock (101,967 shares)		12,566	12,566
		Convertible Preferred Stock (221,447 shares)(1)		10,070	7,018
		Common Stock (11,655 shares)(1)		530	—
		Common Stock Warrants (101,967 shares)(1)		4,637	4,637

				57,625	54,043

Safemark Acquisitions, Inc.	Commercial Services &	Senior Debt (11.6%, Due 7/09 – 6/10)(7)	22,159	21,861	21,861
	Supplies	Subordinated Debt (14.5%, Due 6/11 – 6/12)(7)	12,926	12,689	12,689
		Redeemable Preferred Stock (11,000 shares)(1)		6,825	6,825
		Convertible Preferred Stock (3,000 shares)(1)		305	305
		Convertible Preferred Stock Warrants (50,175 shares)(1)		5,028	1,278

				46,708	42,958

Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)		6,582	2,675

Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)(7)	10,512	9,995	9,995
		Common Stock Warrants (5,187 shares)(1)		489	489

				10,484	10,484

Sather Gate Partners, LLC	Real Estate	Senior Debt (6.5%, Due 9/16)	4,311	4,290	4,290

SDP Consulting, Inc.	Construction &	Senior Debt (10.7%, Due 5/11 – 5/12)(7)	137,017	135,118	135,118
	Engineering	Common Stock (50,000 shares)(1)		78	78

				135,196	135,196

SmithBucklin Corporation	Commercial Services &	Senior Debt (12.3%, Due 6/11)(7)	10,000	9,876	9,876
	Supplies	Subordinated Debt (14.5%, Due 6/12)(7)	7,229	7,134	7,134

				17,010	17,010

Soff-Cut Holdings, Inc.	Machinery	Senior Debt (12.0%, Due 8/09 – 8/12)(7)	22,402	22,181	22,181

Specialty Brands of America,	Food Products	Senior Debt (11.1%, Due 12/06 – 5/11)(7)	21,556	21,323	21,323
Inc.		Subordinated Debt (13.4%, Due 9/08 – 5/14)(7)	39,991	39,781	39,781
		Redeemable Preferred Stock (209,303 shares)		16,209	16,061
		Convertible Preferred Stock (185,950 shares)		19,132	22,663
		Common Stock (33,916 shares)(1)		3,392	3,926
		Common Stock Warrants (97,464 shares)(1)		9,746	11,282

				109,583	115,036

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
SPL Acquisition Corp.	Pharmaceuticals	Senior Debt (12.0%, Due 8/12 – 8/13)	41,050	40,374	40,374
		Senior Subordinated Debt (15.3%, Due 8/14 – 8/15)(7)	39,438	38,851	38,851
		Convertible Preferred Stock (97,236 shares)		47,698	47,698
		Common Stock (97,236 shares)(1)		10	10

				126,933	126,933

SSH Acquisition, Inc.	Commercial Services &	Senior Debt (12.5%, Due 9/12)(7)	12,500	12,306	12,306
	Supplies	Subordinated Debt (14.0%, Due 9/13)(7)	18,944	18,684	18,684
		Convertible Preferred Stock (511,000 shares)		38,328	80,510

				69,318	111,500

STB Holdings, Inc.	Commercial Services	Senior Debt (9.0%, Due 6/12)	6,000	5,916	5,916
	and Supplies	Subordinated Debt (14.0%, Due 6/13 – 6/14)(7)	84,504	83,318	83,318
		Convertible Preferred Stock (132,000 shares)		135,168	134,358
		Common Stock (33,000,000 shares) (1)		33,000	26,446

				257,402	250,038

Stein World, LLC	Household Durables	Senior Debt (12.3%, Due 10/11)(7)	8,718	8,603	8,603
		Subordinated Debt (16.0%, Due 10/12 – 10/13)(7)(6)	24,703	22,380	9,156

				30,983	17,759

Supreme Corq Holdings,	Household Products	Senior Debt (8.8%, Due 6/09)	4,301	4,214	4,214
LLC		Subordinated Debt (12.0%, Due 6/12)(7)(6)	5,000	4,307	—
		Common Membership Warrants (3,359 shares)(1)		381	—

				8,902	4,214

Tanenbaum-Harber Co.	Insurance	Senior Debt (9.4%, Due 3/12)(7)	2,925	2,885	2,885
Holdings, Inc.		Subordinated Debt (13.0%, Due 3/13)(7)	8,861	8,733	8,733
		Redeemable Preferred Stock (450 shares)		467	467
		Common Stock (5,000 shares)(1)		50	50

				12,135	12,135

Technical Concepts Holdings, LLC	Building Products	Common Membership Warrants (792,149 shares)(1)		1,703	2,774

The Hilsinger Company	Health Care Equipment	Senior Debt (12.3%, Due 5/10)(7)	22,106	21,922	21,922
	& Supplies	Subordinated Debt (14.5%, Due 5/12)(7)	13,281	13,147	13,147

				35,069	35,069

The Tensar Corporation	Construction &	Senior Debt (12.6%, Due 4/13)(7)	84,000	82,836	82,836
	Engineering	Subordinated Debt (17.5%, Due 10/13)	30,079	29,687	29,687

				112,523	112,523

ThreeSixty Sourcing, Inc.(3)	Commercial Services	Senior Debt (13.3%, Due 9/08)	8,000	8,000	8,000
	& Supplies	Common Equity(1)		4,093	—

				12,093	8,000

TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.6%, Due 8/13)(7)	54,000	53,711	53,711

Tyden Caymen Holdings	Electronic Equipment &	Senior Debt (12.5%, Due 5/10 – 11/11)(7)	13,375	13,199	13,199
Corp.	Instruments	Subordinated Debt (13.8%, Due 5/12)(7)	14,500	14,308	14,308
		Common Stock (2,000,000 shares)(1)		2,000	3,193

				29,507	30,700

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
TZ Holdings, Inc.	Diversified Telecommunication Services	Common Stock (17,544 shares)(1)		1,000	—

Unique Fabricating	Auto Components	Senior Debt (13.9%, Due 2/10 – 2/12)(7)	6,464	6,361	6,361
Incorporated		Subordinated Debt (17.0%, Due 2/13)(7)	7,029	6,938	6,938
		Redeemable Preferred Stock (2,500 shares)		2,613	2,613
		Common Stock Warrants (6,350 shares)(1)		330	330

				16,242	16,242

UFG Holding Corp.	Food Products	Senior Debt (9.9%, Due 5/13 – 5/14)	103,563	101,871	101,871
		Subordinated Debt (15.0%, Due 5/15 – 5/16)(7)	50,553	49,812	49,812
		Redeemable Preferred Stock (39,970 shares)		41,150	41,150
		Convertible Preferred Stock (49,963 shares)(1)		4,996	4,996
		Common Stock (49,963 shares)(1)		4,996	4,996

				202,825	202,825

Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10)(7)	10,755	10,432	10,432
		Common Stock Warrants (4,284 shares)(1)		462	1,595

				10,894	12,027

Vitesse CLO, Ltd.	Diversified Financial Services	Preference Shares (15,00,000 shares)		14,990	14,990

Wachovia Bank Commercial Mortgage Trust, Series 2006-C23	Real Estate	Commercial Mortgage Pass-Through Certificates (5.1%, Due 2/16 – 11/28)(7)	130,017	63,795	63,172

Wachovia Bank Commercial Mortgage Trust, Series 2006-C26	Real Estate	Commercial Mortgage Pass-Through Certificates (5.7%, Due 6/16 – 8/16)(7)	46,697	24,122	24,588

WIL Research Holding Company, Inc.	Biotechnology	Convertible Preferred Stock (1,210,086 shares)		1,323	1,690
Subtotal Non-Control / Non-Affiliate Investments (58% of total investment assets and liabilities)				4,342,745	4,388,917

AFFILIATE INVESTMENTS

Compusearch Holdings	Software	Subordinated Debt (12.0%, Due 6/12)(7)	12,500	12,335	12,335
Company, Inc.		Convertible Preferred Stock (40,039 shares)		1,652	1,652

				13,987	13,987

FMI Holdco I, LLC	Road & Rail	Subordinated Debt (13.0%, Due 4/10)(7)	13,545	12,711	12,711
		Preferred Units (410,778 units)(1)		1,705	1,705
		Common Units (626,085 units)(1)		2,683	2,871

				17,099	17,287

Kirby Lester Holdings, LLC	Health Care Equipment & Supplies	Senior Debt (11.8%, Due 9/10 – 9/12)(7)	13,100	12,930	12,930
		Subordinated Debt (16.0%, Due 9/13)(7)	11,995	11,650	10,800
		Preferred Units (375 units)(1)		375	—

				24,955	23,730

Marcal Paper Mills, Inc.	Household Products	Common Stock (209,254 shares)(1)		—	3,637
		Common Stock Warrants (209,255 shares)(1)		—	3,637

				—	7,274

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
NBD Holdings Corp.	Diversified Financial Services	Subordinated Debt (14.0%, Due 8/13)(7)	43,138	42,498	42,498
		Convertible Preferred Stock (144,389 shares)(1)		14,850	14,850
		Common Stock (1,086,528 shares)(1)		150	150

				57,498	57,498

Nivel Holdings, LLC	Distributors	Senior Debt (8.8%, Due 4/11 – 4/12)(7)	6,091	5,981	5,981
		Subordinated Debt (14.9%, Due 4/13 – 4/14)(7)	16,659	16,418	16,418
		Preferred Units (900 units)(1)		476	476
		Common Units (100,000 units) (1)		100	650
		Common Membership Warrants (41,360 units)(1)		41	269

				23,016	23,794

NPC Holdings, Inc.	Building Products	Senior Debt (12.3%, Due 6/12)(7)	4,500	4,441	4,441
		Subordinated Debt (15.0%, Due 6/13)(7)	8,263	8,151	8,151
		Redeemable Preferred Stock (13,275 shares)		10,274	10,274
		Convertible Preferred Stock (13,690 shares)		1,440	1,440
		Common Stock (80 shares)(1)		8	8
		Convertible Preferred Stock Warrants (43,782 shares)(1)		4,378	4,378

				28,692	28,692

NWCC Acquisition, LLC	Containers & Packaging	Redeemable Preferred Units (2,777,419 units)(1)		2,624	2,642
		Common Units (309,904 units)(1)		269	2,049

				2,893	4,691

Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt (15.0%, Due 12/12)(7)	29,728	29,354	29,354
		Preferred Units (4,500,000 units)(1)		4,500	986
		Common Units (500,000 units)(1)		500	—

				34,354	30,340

Radar Detection Holdings Corp	Household Durables	Senior Debt (12.6%, Due 11/12)(7)	13,000	12,985	12,985
		Common Stock (69,795 shares)(1)		1,029	10,651

				14,014	23,636

Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (14.0%, Due 9/12)(7)	17,967	17,806	17,806
		Common Stock (10,000 shares)(1)		10,000	9,058

				27,806	26,864
Roarke - Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)		1,500	3,942

Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Senior Debt (16.3%, Due 12/10)(7)	3,969	3,899	3,899
		Subordinated Debt (14.5%, Due 12/11)(7)	9,269	8,835	8,835
		Partnership Units (144,552 units)(1)		1,253	2,027
		Redeemable Preferred Partnership Units (57,143 units)(1)		754	754

				14,741	15,515

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Small Smiles Holding	Health Care Providers &	Senior Subordinated Debt (14.9%, Due 9/13 – 9/14)	89,062	87,729	87,729
Company, LLC	Services	Common Membership Interest (7.2% membership interest)(1)		13,000	13,000

				100,729	100,729

TechBooks, Inc.	IT Services	Subordinated Debt (15.9%, Due 8/09)(7)	35,403	35,007	35,007
		Convertible Preferred Stock (4,373,178 shares)(1)		15,000	30,934

				50,007	65,941

The Hygenic Corporation	Health Care Equipment & Supplies	Senior Debt (12.3%, Due 10/12)(7)	18,000	17,741	17,741
		Redeemable Preferred Stock (9,300 shares)		11,285	11,213
		Common Stock (205,581 shares) (1)		1,196	16,574

				30,222	45,528
Tymphany Corporation	Electronic Equipment & Instruments	Convertible Preferred Stock (8,159,166 shares)(1)		13,000	13,000

Unwired Holdings, Inc.	Household Durables	Senior Debt (12.7%, Due 6/10 – 6/11)	8,278	8,014	8,014
		Subordinated Debt (15.1%, Due 6/12 – 6/13)(6)	15,813	14,702	6,348
		Redeemable Preferred Stock (16,200 shares)(1)		16,200	—
		Convertible Preferred Stock (179,901 shares)(1)		1,799	—
		Common Stock (100 shares)(1)		1	1

				40,716	14,363

WFS Holding, Inc.	Software	Subordinated Debt (14.0%, Due 2/12)(7)	12,411	12,256	12,256
		Convertible Preferred Stock (35,000,000 shares)(1)		3,500	2,998

				15,756	15,254
Subtotal Affiliate Investments (7% of total investment assets and liabilities)				510,985	532,065

CONTROL INVESTMENTS

ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest (90% of L.P.)		22,758	21,672

ACSAB, LLC	Oil, Gas & Consumable	Subordinated Debt (16.9%, Due 9/07 – 2/15)	28,460	27,825	27,825
	Fuels	Common Units (43,292 units)(1)		39,340	92,129

				67,165	119,954

Aeriform Corporation	Chemicals	Subordinated Debt (0.0%, Due 5/09)(1)	7,213	5,992	2,574

American Driveline Systems,	Commercial Services &	Senior Debt (8.8%, Due 8/12)	5,755	5,666	5,666
Inc.	Supplies	Subordinated Debt (14.0%, Due 8/13 – 8/14)(7)	40,281	39,683	39,683
		Redeemable Preferred Stock (691,905 shares)		43,062	43,062
		Common Stock (220,735 shares)(1)		18,620	17,329
		Common Stock Warrants (345,568 shares)(1)		29,376	27,158

				136,407	132,898

Auxi Health, Inc.	Health Care Providers &	Senior Debt (12.3%, Due 12/07)	5,251	5,251	5,251
	Services	Subordinated Debt (14.0%, Due 3/09)	6,199	5,889	5,889
		Subordinated Debt (14.0%, Due 3/09)(6)	21,844	13,327	6,113
		Convertible Preferred Stock (13,301,300 shares)(1)		2,732	—
		Common Stock Warrants (4,268,905 shares)(1)		2,599	747

				29,798	18,000

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
BPWest, Inc.	Energy Equipment &	Senior Debt (8.5%, Due 8/11)	31,629	31,131	31,131
	Services	Subordinated Debt (15.0%, Due 7/12)(7)	8,185	8,075	8,075
		Redeemable Preferred Stock (8,862 shares)		10,050	9,995
		Common Stock (886,232 shares)(1)		1	14,045

				49,257	63,246

Bridgeport International, LLC(3)	Machinery	Common membership units (100 units)(1)		2,730	—
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1,492	400

Consolidated Utility Services,	Commercial Services &	Subordinated Debt (15.0%, Due 5/10)(7)	6,861	6,785	6,785
Inc.	Supplies	Redeemable Preferred Stock (3,625,000 shares)		4,149	4,127
		Common Stock (58,906 shares)(1)		1	4,622

				10,935	15,534

DanChem Technologies, Inc.	Chemicals	Senior Debt (8.4%, Due 12/10)	14,022	14,022	14,022
		Redeemable Preferred Stock (12,953 shares)(1)		10,893	1,731
		Common Stock (427,719 shares)(1)		2,500	—
		Common Stock Warrants (401,622 shares)(1)		2,221	—

				29,636	15,753
ECA Acquisition Holdings,	Health Care Equipment &	Senior Debt (13.8%, Due 4/10 – 4/12)(7)	15,075	14,844	14,844
Inc.	Supplies	Subordinated Debt (16.5%, Due 4/14)(7)	10,012	9,878	9,878
		Common Stock (1,000 shares)(1)		19,025	26,099

				43,747	50,821
eLynx Holdings, Inc.	IT Services	Senior Debt (11.8%, Due 9/09 – 9/12)(7)	16,891	16,631	16,631
		Subordinated Debt (15.0%, Due 12/10 – 12/11)(7)	8,895	8,788	8,788
		Redeemable Preferred Stock (30,163 shares)		13,700	13,700
		Common Stock (16,087 shares)(1)		650	195
		Common Stock Warrants (187,544 shares)(1)		18,754	14,082

				58,523	53,396
ETG Holdings, Inc.	Containers & Packaging	Senior Debt (12.8%, Due 5/11)(7)	7,400	7,309	7,309
		Subordinated Debt (16.8%, Due 5/12 – 5/13)(7)	11,449	11,299	11,299
		Convertible Preferred Stock (333,145 shares)		16,910	14,690

				35,518	33,298

European Capital Limited(3)	Diversified Financial Services	Participating Preferred Shares (52,074,548 shares)(1)(8)		443,039	458,123
		Ordinary Shares (100 shares)(1)		—	—

				443,039	458,123

European Touch, LTD. II	Commercial Services &	Senior Debt (9.0%, Due 11/06)(7)	291	291	291
	Supplies	Subordinated Debt (12.4%, Due 11/06)(7)	15,640	15,511	15,511
		Redeemable Preferred Stock (450 shares)		590	586
		Common Stock (2,895 shares)(1)		1,500	5,571
		Common Stock Warrants (7,105 shares)(1)		3,683	14,501

				21,575	36,460

Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury	Senior Debt (18.9%, Due 11/09)	8,297	8,265	8,265
	Goods	Subordinated Debt (14.9%, Due 11/10 – 11/11)(6)	12,775	12,582	8,925
		Redeemable Preferred Stock (145,000 shares)(1)		11,930	3,579
		Common Stock (970,583 shares)(1)		9,706	1,638

				42,483	22,407

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Fosbel Global Services	Commercial Services &	Senior Debt (9.3%, Due 7/10 – 7/11)(7)	43,257	42,708	42,708
(LUXCO) S.C.A(3)	Supplies	Subordinated Debt (14.3%, Due 7/12 – 7/13)(7)	24,652	24,323	24,323
		Redeemable Preferred Stock (31,647,625 shares)(1)		31,648	18,439
		Convertible Preferred Stock (2,606,275 shares)(1)		5,213	—
		Common Stock (186,161 shares)(1)		372	—

				104,264	85,470
Future Food, Inc.	Food Products	Senior Debt (13.3%, Due 7/10)(7)	9,792	9,705	9,705
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	14,000	12,808	12,808
		Common Stock (92,738 shares)(1)		18,500	14,313
		Common Stock Warrants (6,500 shares)(1)		1,297	1,003

				42,310	37,829
FutureLogic, Inc.	Computers & Peripherals	Senior Debt (13.1%, Due 2/10 – 2/12)(7)	48,375	47,825	47,825
		Subordinated Debt (15.0%, Due 2/13)(7)	30,448	30,054	30,054
		Common Stock (222,162 shares)(1)		26,714	34,650

				104,593	112,529
Halex Holdings, Inc.	Construction Materials	Senior Debt (12.2%, Due 7/08 – 10/08)	23,250	23,048	23,048
		Senior Subordinated Debt (15.0%, Due 8/10)	14,063	13,967	12,985
		Redeemable Preferred Stock (16,113,432 shares)(1)		29,524	1,929
		Common Stock (36,338,814 shares)(1)		—	—
		Common Stock Warrants (18,750,000 shares)(1)		—	—

				66,539	37,962
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury	Senior Debt (10.6%, Due 12/10)	11,681	11,557	11,557
	Goods	Senior Debt (13.3%, Due 12/10)(6)	3,783	3,626	792
		Convertible Preferred Stock (10,194 shares)(1)		2,956	—
		Common Stock (14,250 shares)(1)		4,780	—

				22,919	12,349
Hospitality Mints, Inc.	Food Products	Senior Debt (13.3%, Due 11/10)(7)	7,369	7,285	7,285
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18,500	18,226	18,226
		Convertible Preferred Stock (95,198 shares)		23,705	29,412
		Common Stock Warrants (86,817 shares)(1)		54	643

				49,270	55,566
Lifoam Holdings, Inc.	Leisure Equipment &	Senior Debt (10.6%, Due 6/07 – 6/10)(7)	32,278	32,047	32,047
	Products	Subordinated Debt (14.2%, Due 6/11 – 6/12)(7)	22,647	22,289	22,289
		Redeemable Preferred Stock (8,800 shares)(1)		5,981	5,981
		Common Stock (20,000 shares)(1)		2,000	342
		Common Stock Warrants (41,164 shares)(1)		4,116	1,276

				66,433	61,935
Logex Corporation	Road & Rail	Subordinated Debt (12.6%, Due 7/08)(6)	35,047	29,566	9,531
		Redeemable Preferred Stock (595 shares)(1)		3,228	—
		Common Stock Warrants (695,741 shares)(1)		702	—

				33,496	9,531
LVI Holdings, LLC	Commercial Services &	Senior Debt (10.8%, Due 2/10)(7)	3,700	3,630	3,630
	Supplies	Subordinated Debt (18.0%, Due 2/13)(7)	9,940	9,817	9,817
		Preferred Units (800 units)(1)		11,000	12,833

				24,447	26,280

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
MBT International, Inc.	Distributors	Senior Subordinated Debt (13.0%, Due 5/09)	987	828	828
		Junior Subordinated Debt (9.0%, Due 5/09)(6)	6,438	4,098	2,149

				4,926	2,977

MW Acquisition Corporation	Health Care Providers &	Senior Debt (12.8%, Due 2/12)(7)	26,030	25,639	25,639
	Services	Subordinated Debt (16.1%, Due 2/13 – 2/14)(7)	24,010	23,668	23,668
		Redeemable Preferred Stock (88,377 shares)		32,902	32,703
		Common Stock (88,377 shares)(1)		9	15,247

				82,218	97,257

New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (10.2%, Due 6/09 – 8/23)	23,658	22,970	22,970
		Subordinated Debt (8.0%, Due 7/13)	624	143	624
		Common Stock (821,310 shares)(1)		105	28,604

				23,218	52,198

New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.1%, Due 12/08 – 12/09)(7)	32,124	27,977	27,977
		Convertible Preferred Stock (32,043 shares)(1)		11,500	15,468
		Common Stock (100 shares)(1)		—	—

				39,477	43,445

Nspired Holdings, Inc.	Food Products	Senior Debt (9.8%, Due 12/08 – 12/09)	21,914	21,795	21,795
		Redeemable Preferred Stock (24,500 shares)(1)		24,500	1,493
		Common Stock (16,732,782 shares)(1)		5,000	—

				51,295	23,288

PaR Systems, Inc.	Machinery	Subordinated Debt (14.9%, Due 2/10)(7)	9,098	9,035	9,035
		Common Stock (341,222 shares)(1)		1,089	3,368
		Common Stock Warrants (29,205 shares)(1)		—	274

				10,124	12,677

Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (11.3%, Due 12/09 – 8/11)(7)	31,772	31,330	31,330
		Subordinated Debt (17.4%, Due 5/10 – 8/11)(7)	27,683	27,385	27,385
		Common Stock (98,799 shares)(1)		20,562	36,827

				79,277	95,542

PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (12.3%, Due 6/12)(7)	10,000	9,871	9,871
		Subordinated Debt (14.1%, Due 6/13)(7)	22,890	22,584	22,584
		Redeemable Preferred Stock (62,210 shares)		49,094	49,094
		Common Stock (69,120 shares)(1)		6,629	6,629
		Common Stock Warrants (199,095 shares)(1)		19,910	19,910

				108,088	108,088

Precitech Holdings, Inc.	Machinery	Senior Debt (11.7%, Due 12/09 – 12/10)	6,005	5,996	5,996
		Senior Subordinated Debt (16.0%, Due 12/11)	2,147	2,143	2,143
		Junior Subordinated Debt (17.0%, Due 12/12)(6)	8,100	5,053	4,896
		Redeemable Preferred Stock (35,807 shares)(1)		7,186	—
		Common Stock (22,040 shares)(1)		2,204	—
		Common Stock Warrants (22,783 shares)(1)		2,278	—

				24,860	13,035

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Ranpak Acquisition, Inc.	Containers & Packaging	Senior Debt (7.8%, Due 12/11)	2,795	2,795	2,795
		Subordinated Debt (13.6%, Due 12/12 – 12/13)(7)	104,169	102,714	102,714
		Redeemable Preferred Stock (163,025 shares)		119,612	119,612
		Common Stock (181,139 shares)(1)		18,114	21,118
		Common Stock Warrants (541,970 shares)(1)		54,197	63,509

				297,432	309,748

Reef Point Systems, Inc.	Communications Equipment	Convertible Preferred Stock (66,666,666 shares)(1)		12,000	12,000
SAV Holdings, Inc.	Commercial Services &	Senior Debt (12.3%, Due 11/11)(7)	17,000	16,574	16,574
	Supplies	Subordinated Debt (14.0%, Due 11/12)(7)	12,210	12,041	12,041
		Redeemable Preferred Stock (25,920 shares)		27,775	27,607
		Common Stock (2,880,000 shares)(1)		2,880	35,746

				59,270	91,968
Sixnet, LLC	Electronic Equipment &	Senior Debt (10.3%, Due 6/10)(7)	9,925	9,787	9,787
	Instruments	Subordinated Debt (17.0%, Due 6/13)(7)	9,833	9,704	9,704
		Membership Units (485 units) (1)		6,061	10,627

				25,552	30,118
Stravina Holdings, Inc.	Personal Products	Senior Debt (9.2%, Due 1/10 – 4/11)	23,990	23,986	23,986
		Senior Debt (12.0%, Due 10/10)(6)	29,173	27,683	3,545
		Subordinated Debt (18.5%, Due 2/11)(6)	5,584	3,653	—
		Redeemable Preferred Stock (10,806,889 shares)(1)		7,138	—
		Common Stock (109,000 shares) (1)		33	—

				62,493	27,531
VP Acquisitions Holdings, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.5%, Due 10/13 – 10/14)(7)	18,445	18,124	18,124
		Common Stock (33,928 shares)(1)		42,410	49,401

				60,534	67,525
Warner Power, LLC	Electrical Equipment	Senior Debt (12.3%, Due 12/07)	6,362	6,362	6,362
		Subordinated Debt (12.6%, Due 12/06 – 12/07)	4,988	4,465	4,465
		Redeemable Preferred Stock (6,512,000 units)(1)		5,697	2,537
		Common Membership Units (47,000 units)(1)		2,746	—

				19,270	13,364
WWC Acquisitions, Inc.	Commercial Services &	Senior Debt (12.3%, Due 12/11)(7)	11,299	11,137	11,137
	Supplies	Subordinated Debt (14.2%, Due 12/12 – 12/13)(7)	22,694	22,400	22,400
		Common Stock (4,826,476 shares)(1)		21,236	74,811

				54,773	108,348

Subtotal Control Investments (34% of total investment assets and liabilities)				2,530,133	2,593,096

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2006

(unaudited)

(in thousands, except share data)

Counterparty	Payment Terms	Description of Contract	Cost	Fair Value

DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	15 Contracts Notional Amounts Totaling $579,268 (4.5%, Expiring 8/07 – 2/16)	—	11,624
BMO Financial Group	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract Notional Amount Totaling $10,000 (4.1%, Expiring 6/10)	—	298
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract Notional Amount Totaling $530,000 (4.6%, Expiring 4/12)	—	8,125
Citibank, N.A.	Foreign Exchange Swap-Pay Euros/Receive GBP	1 Contract Notional Amount Totaling $5,272 (Expiring 2/11)	—	75
Wachovia Bank, N.A.	Interest Rate Swap—Pay Floating/ Receive Floating	1 Contract Notional Amount Totaling $2,000 (LIBOR + 2.8%, Expiring 1/07)	—	—
Citibank, N.A.	Interest Rate Swaption—Pay Floating/ Receive Fixed	1 Contract Notional Amount Totaling $40,000 (4.6%, Expiring 4/12)	—	397
BMO Financial Group	Interest Rate Swaption—Pay Floating/ Receive Fixed	1 Contract Notional Amount Totaling $22,869 (5.5%, Expiring 2/13)	—	239

Subtotal Derivative Agreements (less than 1% of total investment assets and liabilities)			—	20,758

Total Investment Assets			$7,383,863	$7,534,836

DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	10 Contracts Notional Amounts Totaling $96,115 (5.7%, Expiring 9/07 – 6/16)	$—	$(2,502)
BMO Financial Group	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract Notional Amount Totaling $286,000 (4.6%, Expiring 2/13)	—	(5,479)
Bayerische Hypo-Und Vereinsbank AG, NY.	Interest Rate Swap—Pay Fixed/ Receive Floating	3 Contracts Notional Amounts Totaling $55,127 (5.7%, Expiring 6/16 – 7/16)	—	(2,824)
Wachovia Bank, N.A.	Interest Rate Swap—Pay Floating/ Receive Floating	1 Contracts Notional Amounts Totaling $10,650 (LIBOR + 2.7%, Expiring 1/09)	—	(16)
PNC Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	1 Contract Notional Amount Totaling $26,215 (5.7%, Expiring 6/16)	—	(1,081)
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	4 Contracts Notional Amounts Totaling $43,678 (5.6%, Expiring 5/16 – 6/20)	—	(2,120)
Total Investment Liabilities (less than 1% of total investment assets and liabilities)			$—	$(14,022)

(1)	Non-income producing.
(2)	Public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.
(8)	As of September 30, 2006, we have funded €361,064 ($443,039) of our equity commitment and have a remaining unfunded equity commitment of €159,681 ($202,603). See Note 14.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06)(7)	$10,000	$9,846	$9,886
		Common Stock Warrants (2,004 shares)(1)		534	3,044

				10,380	12,930

Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		246	—

Alemite Holdings, Inc.	Machinery	Common Stock Warrants (146,250 shares)(1)		124	2,443

AmSan, LLC	Distributors	Senior Debt (11.7%, Due 8/10)(7)	25,000	24,653	24,653

Astrodyne Corporation	Electrical Equipment	Senior Debt (12.2%, Due 4/11)(7)	6,500	6,365	6,365
		Subordinated Debt (12.0%, Due 4/12)(7)	11,000	10,845	10,845
		Redeemable Preferred Stock (1 share)(1)		—	—
		Convertible Preferred Stock (552,705 shares)		10,783	10,783

				27,993	27,993

BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (12.8%, Due 9/10)(7)	15,000	14,847	14,847
		Subordinated Debt (16.0%, Due 9/11 – 9/12)(7)	52,016	51,444	51,444

				66,291	66,291

BBB Industries, LLC	Auto Components	Senior Debt (13.8%, Due 5/11)(7)	20,000	19,736	19,736
		Subordinated Debt (17.5%, Due 11/11)(7)	5,302	5,232	5,232

				24,968	24,968

BC Natural Foods, LLC	Food Products	Subordinated Debt (17.0%, Due 9/10)(7)	15,361	14,881	14,881
		Common Membership Warrants (15.2% membership interest)(1)		3,331	8,658

				18,212	23,539

Beacon Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.4%, Due 2/08 – 2/11)(7)	9,429	9,265	9,265
		Subordinated Debt (14.5%, Due 2/12)(7)	10,234	10,094	10,094

				19,359	19,359

BLI Partners, LLC	Personal Products	Common Membership (20% membership interest)(1)		17,344	—

Breeze Industrial Products Corporation	Auto Components	Subordinated Debt (14.5%, Due 9/12 – 8/13)(7)	13,332	13,189	13,189

Bushnell Performance Optics	Leisure Equipment & Products	Subordinated Debt (12.5%, Due 8/12 – 8/13)(7)	117,436	115,717	115,717

Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (9.7%, Due 7/12)(7)	3,000	3,000	3,000

CH Holding Corp.	Leisure Equipment & Products	Senior Debt (11.3%, Due 5/11)(7)	14,000	13,809	13,809
		Subordinated Debt (14.7%, Due 5/12)(7)	37,529	28,804	37,683
		Redeemable Preferred Stock (20,119 shares)(1)		18,589	128
		Convertible Preferred Stock (950,000 shares)(1)		—	—
		Common Stock (1 share)(1)		—	—

				61,202	51,620

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value

CL Holdings	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.7%, Due 3/10)(7)	24,606	21,624	21,683
		Common Stock Warrants (197,322 shares)(1)		5,418	2,924
		Common Stock (11,850 shares)(1)		—	—
		Preferred Stock Warrants (1,564 shares)(1)		—	—
		Redeemable Preferred Stock (11,850 shares)(1)		441	241

				27,483	24,848
Colts 2005-1	Diversified Financial Services	Common Stock (360 shares)		11,043	12,785

Corporate Benefit Services of America, Inc.	Commercial Services & Supplies	Subordinated Debt (16.0%, Due 7/10)(7)	15,776	15,164	15,164
		Common Stock Warrants (6,828 shares)(1)		695	695

				15,859	15,859

Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt (12.5%, due 3/11)(7)	14,000	11,360	11,360
		Common Stock Warrants (5,799,187 shares)(1)		3,865	3,768
		Redeemable Preferred Stock (2,000 shares)		1,601	1,601

				16,826	16,729

DelStar, Inc.	Building Products	Senior Debt (8.0%, Due 12/10 – 12/11)(7)	40,007	39,333	39,333
		Subordinated Debt (14.0%, Due 12/12)(7)	17,629	17,367	17,367
		Convertible Preferred Stock (50,722 shares)		5,089	5,089
		Redeemable Preferred Stock (45,650 shares)		16,918	16,918
		Common Stock Warrants (152,701 shares)(1)		29,019	29,019

				107,726	107,726

Direct Marketing International LLC	Media	Subordinated Debt (14.3%, Due 7/12)(7)	24,230	23,881	23,881

Dynisco Parent, Inc.	Electronic Equipment & Instruments	Common Stock (10,000 shares)(1)		633	633
		Common Stock Warrants (2,115 shares)(1)		133	133

				766	766

EAG Acquisition, LLC	Commercial Services & Supplies	Senior Debt (8.3%, Due 1/06 – 9/10)(7)	13,650	13,458	13,458
		Subordinated Debt (16.0%, Due 9/11)	11,655	11,488	11,488
		Common Stock Warrants (7,000,000 shares)(1)		—	—
		Redeemable Preferred Stock (7,000,000 shares)		7,185	7,185

				32,131	32,131

Edline, LLC	Software	Senior Debt (11.3%, Due 7/10)(7)	2,790	2,752	2,752
		Subordinated Debt (12.0%, Due 7/11)(7)	5,000	3,219	3,219
		Membership Warrants (2,121,212 units)(1)		1,784	1,784

				7,755	7,755

FAMS Acquisition, Inc.	Diversifed Financial Services	Senior Debt (10.8%, Due 8/10 – 8/11)(7)	32,134	31,617	31,617
		Subordinated Debt (14.8%, Due 8/12 – 8/13)(7)	24,230	23,880	23,880
		Convertible Preferred Stock (1,477,557 shares)(1)		35,880	35,880

				91,377	91,377

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)(7)	14,804	14,633	14,633
		Common Stock Warrants (122,397 shares)(1)		122	1,235

				14,755	15,868

Gibson Guitar Corp.	Leisure Equipment & Products	Senior Debt (11.0%, Due 8/10)(7)	32,500	31,754	31,754

H-Cube, LLC(3)	IT Services	Senior Debt (17.3%, Due 5/11)(7)	47,500	46,814	46,814
		Common Units (265,565 units)(1)		27	27
		Preferred Units (1,330 units)(1)		1,342	1,342

				48,183	48,183

Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12)(7)	31,020	30,677	30,677
		Redeemable Preferred Stock (5,000 shares)		6,293	6,293

				36,970	36,970

HP Evenflo Acquisition Co.	Household Durables	Senior Debt (12.8%, Due 8/10)(7)	23,000	22,765	22,765
		Common Stock (250,000 shares)(1)		2,500	2,500

				25,265	25,265

Infiltrator Systems, Inc.	Building Products	Subordinated Debt (14.0%, Due 9/13)(7)	29,052	28,625	28,625

Inovis International, Inc.	Software	Senior Debt (10.9%, Due 5/10)	90,000	88,666	88,666

IPC Acquisition Corp.	Communications Equipment	Senior Debt (11.7%, Due 8/12)(7)	8,000	8,000	8,000

J.P. Morgan Chase Commercial Mortgage Securities Corp.	Real Estate	Commercial Mortgage Pass-Through Certificates, Series 2005 - LDP5 (5.0%, Due 12/15)(7)	136,158	78,649	78,649

Milton’s Fine Foods, Inc.	Food Products	Subordinated Debt (14.5%, Due 4/11)(7)	8,627	8,509	8,509

Mirion Technologies	Electrical Equipment	Senior Debt (8.8%, Due 5/06 – 11/11)(7)	104,751	103,606	103,339
		Subordinated Debt (14.7%, Due 9/09 – 5/12)(7)	45,256	44,732	44,732
		Convertible Preferred Stock (747,431 shares)		57,528	57,528
		Common Stock (42,032 shares)(1)		4,755	4,755
		Common Stock Warrants (279,262 shares)(1)		31,752	31,752

				242,373	242,106

MTS Group, LLC	Textiles, Apparel & Luxury Goods	Senior Debt (11.3%, Due 10/11)(7)	16,826	16,526	16,526
		Subordinated Debt (14.0%, Due 10/12)(7)	16,295	16,070	16,070
		Common Stock (797,448 shares)(1)		1,000	1,000

				33,596	33,596

Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10)(7)	9,627	8,654	8,654
		Common Stock Warrants (247,368 shares)(1)		1,232	1,950

				9,886	10,604

NewQuest, Inc.	Health Care Providers & Services	Subordinated Debt (15.0%, Due 3/12)(7)	35,901	35,405	35,405

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value

Nursery Supplies, Inc.	Containers & Packaging	Subordinated Debt (14.0%, Due 5/13)(7)	20,246	19,959	19,959

Pelican Products, Inc.	Containers & Packaging	Senior Debt (11.5%, Due 10/11)(7)	15,000	14,802	14,802
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt (10.7%, Due 12/10 – 12/11)(7)	26,100	26,028	26,028
		Subordinated Debt (15.0%, Due 12/12)(7)	16,900	16,852	16,852

				42,880	42,880

Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2,577	7,300

Retriever Acquisition Co.	Diversified Financial Services	Subordinated Debt (15.0%, Due 6/12)(7)	26,689	26,394	26,394

Rocky Shoes & Boots, Inc.(2)	Textiles, Apparel & Luxury Goods	Senior Debt (12.3%, Due 1/11)(7)	30,000	29,631	29,631

Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (12.2%, Due 6/06 – 6/10)(7)	5,195	5,146	5,146
		Subordinated Debt (14.4%, Due 6/11 – 6/12)(7)	12,560	12,305	12,305
		Convertible Preferred Stock (3,000 shares)(1)		305	305
		Redeemable Preferred Stock (11,000 shares)(1)		6,825	6,825
		Convertible Preferred Stock Warrants (50,175 shares)(1)		5,028	1,278

				29,609	25,859

Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)		6,582	5,798

Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)(7)	10,500	9,947	9,947
		Common Stock Warrants (5,187 shares)(1)		489	489

				10,436	10,436

SDP Consulting, Inc.	Construction & Engineering	Senior Debt (11.7%, Due 8/09 – 8/11)(7)	30,906	30,585	30,585
		Common Stock (50,000 shares)(1)		500	500

				31,085	31,085

Selig Sealing Products, Inc.	Containers & Packaging	Senior Debt (10.7%, Due 4/12)(7)	14,500	14,298	14,298

SmithBucklin Corporation	Commercial Services & Supplies	Senior Debt (11.2%, Due 6/11)(7)	10,000	9,860	9,860
		Subordinated Debt (14.5%, Due 6/12)(7)	7,093	6,992	6,992

				16,852	16,852

Soff-Cut Holdings, Inc.	Machinery	Senior Debt (10.9%, Due 8/09 – 8/12)(7)	22,627	22,370	22,370

SSH Acquisition, Inc.	Commercial Services & Supplies	Senior Debt (11.3%, Due 9/12)(7)	12,500	12,289	12,289
		Subordinated Debt (14.0%, Due 9/13)(7)	18,624	18,352	18,352
		Convertible Preferred Stock (511,000 shares)		51,859	61,639

				82,500	92,280

Stein World, LLC	Household Durables	Senior Debt (12.3%, Due 10/11)(7)	8,650	8,523	8,523
		Subordinated Debt (16.0%, Due 10/12 – 10/13)(7)	23,305	22,966	22,966

				31,489	31,489

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Supreme Corq Holdings, LLC	Household Products	Senior Debt (7.8%, Due 6/09)	3,801	3,693	3,693
		Subordinated Debt (12.0%, Due 6/12)(7)	5,000	4,617	4,617
		Common Membership Warrants (3,359 shares)(1)		381	381

				8,691	8,691

Technical Concepts Holdings, LLC	Building Products	Senior Debt (10.4%, Due 2/08 – 2/10)(7)	13,423	13,388	13,388
		Subordinated Debt (12.3%, Due 2/11 – /12)(7)	15,000	13,616	13,616
		Common Membership Warrants (792,149 shares)(1)		1,703	1,703

				28,707	28,707

The Hilsinger Company	Health Care Equipment & Supplies	Senior Debt (11.5%, Due 5/10)(7)	17,238	17,014	17,014
		Subordinated Debt (14.5%, Due 5/12)(7)	13,032	12,879	12,879

				29,893	29,893

The Tensar Corporation	Construction & Engineering	Senior Debt (11.5%, Due 4/13)(7)	84,000	82,751	82,751
		Subordinated Debt (17.5%, Due 10/13)	20,603	20,306	20,306

				103,057	103,057

Three Sixty Asia, Ltd.(3)	Commercial Services & Supplies	Senior Debt (12.3%, Due 9/08)	7,000	7,000	7,000
		Common Equity(1)		4,093	—

				11,093	7,000
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (12.1%, Due 3/11)(7)	13,000	12,896	12,896
		Subordinated Debt (15.0%, Due 4/12)(7)	16,436	16,269	16,269

				29,165	29,165

Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt (11.8%, Due 11/11)(7)	12,000	11,801	11,801
		Subordinated Debt (13.8%, Due 5/12)(7)	14,500	14,294	14,294
		Common Stock (2,000,000 shares)(1)		2,000	3,194

				28,095	29,289

TZ Holdings, Inc.	Diversifed Telecommunication Services	Common Stock (17,544 shares)(1)		1,000	973

UAV Corporation	Leisure Equipment & Products	Junior Subordinated Debt (11.2%, Due 5/10)	9,000	8,879	8,879
		Senior Subordinated Debt (16.3%, Due 5/10)(6)	15,533	14,687	2,643

				23,566	11,522

Unique Fabricating Incorporated	Auto Components	Senior Debt (11.8%, Due 2/10 – 2/12)(7)	5,875	5,754	5,754
		Subordinated Debt (14.9%, Due 2/13)(7)	6,850	6,755	6,755
		Redeemable Preferred Stock (2,500 shares)		2,447	2,447
		Common Stock Warrants (6,350 shares)(1)		330	330

				15,286	15,286

Vector Products, Inc.	Electronic Equipment & Instruments	Senior Debt (11.8%, Due 9/10)(7)	35,000	34,498	34,498

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10)(7)	10,593	10,223	10,223
		Common Stock Warrants (4,284 shares)(1)		462	1,595

				10,685	11,818

WIL Research Holding Company, Inc.	Biotechnology	Subordinated Debt (13.8%, Due 9/11)(7)	15,552	15,382	15,382
		Redeemable Preferred Stock (5,000,000 shares)		6,046	6,046
		Convertible Preferred Stock (1,210,086 shares)		1,276	1,276

				22,704	22,704
Subtotal Non-Control / Non-Affiliate Investments (42% of total investment assets and liabilities)				2,156,065	2,135,795

AFFILIATE INVESTMENTS

Bankruptcy Management Solutions, Inc.	Commercial Services & Supplies	Senior Debt (12.9%, Due 12/10)(7)	18,000	17,734	17,734
		Subordinated Debt (15.5%, Due 12/12)(7)	27,983	27,601	27,601
		Common Stock (281,534 shares)(1)		—	6,116
		Common Stock Warrants (101,179 shares)(1)		—	2,198

				45,335	53,649

Compusearch Holdings Company, Inc.	Software	Subordinated Debt (12.0%, Due 6/12)(7)	12,500	12,321	12,321
		Convertible Preferred Stock (40,039 shares)		1,559	1,559

				13,880	13,880

Continental Structural Plastics, Inc.	Auto Components	Subordinated Debt (14.0%, Due 2/13)(7)	11,189	11,031	11,031
		Common Stock (3,000 shares)(1)		300	300
		Redeemable Preferred Stock (2,700 shares)		2,887	2,887

				14,218	14,218

Edge Products, LLC	Auto Components	Senior Debt (9.3%, Due 3/10)(7)	10,900	10,715	10,715
		Subordinated Debt (12.4%, Due 3/13)(7)	13,641	13,450	13,450
		Common Membership Units (7,620 units)(1)		1,749	2,320
		Common Membership Warrants (13,780 units)(1)		62	1,767

				25,976	28,252

FMI Holdco I, LLC	Road & Rail	Subordinated Debt (13.0%, Due 4/10)(7)	13,545	12,584	12,584
		Common Units (626,085 units)(1)		2,683	2,394
		Preferred Units (410,778 units)(1)		1,705	1,705

				16,972	16,683

Kirby Lester Holdings, LLC	Health Care Equipment & Supplies	Senior Debt (10.8%, Due 9/10 – 9/12)(7)	11,750	11,551	11,551
		Subordinated Debt (16.0%, Due 9/13)(7)	11,726	11,555	11,555
		Preferred Units (375 units)(1)		375	375

				23,481	23,481
Marcal Paper Mills, Inc.	Household Products	Common Stock Warrants (209,255 shares)(1)		—	3,506
		Common Stock (209,254 shares)(1)		—	3,503

				—	7,009

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value

Nivel Holdings, LLC	Distributors	Subordinated Debt (14.6%, Due 2/11 – 2/12)(7)	8,832	8,701	8,701
		Preferred Units (900 units)(1)		900	900
		Common Units (100,000 units)(1)		100	336
		Common Membership Warrants (41,360 units)(1)		41	139

				9,742	10,076

NPC Holdings, Inc.	Building Products	Senior Debt (11.2%, Due 6/12)(7)	4,500	4,415	4,415
		Subordinated Debt (15.0%, Due 6/13)(7)	8,108	7,991	7,991
		Common Stock (80 shares)(1)		8	8
		Redeemable Preferred Stock (13,275 shares)		9,451	9,451
		Convertible Preferred Stock (13,690 shares)		1,398	1,398
		Convertible Preferred Stock Warrants (43,782 shares)(1)		4,378	4,378

				27,641	27,641

NWCC Acquisition, LLC	Containers & Packaging	Common Units (309,904 units)(1)		269	—
		Redeemable Preferred Units (2,777,419 units)(1)		2,624	2,575

				2,893	2,575

PaR Nuclear Holding Company	Machinery	Common Stock (341,222 shares)(1)		1,052	5,192

Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt (15.0%, Due 12/12)(7)	28,813	28,418	28,418
		Common Units (500,000 units)(1)		500	—
		Preferred Units (4,500,000 units)(1)		4,500	3,282

				33,418	31,700

Radar Detection Holdings Corp	Household Durables	Senior Debt (11.5%, Due 11/12)(7)	13,000	12,984	12,984
		Common Stock (69,795 shares)(1)		1,029	9,787

				14,013	22,771

Riddell Holdings, LLC	Leisure Equipment & Products	Common Units (3,044,491 units)(1)		3,044	5,902

Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (14.0%, Due 9/12)(7)	17,702	17,530	17,530
		Common Stock (10,000 shares)(1)		10,000	10,000

				27,530	27,530

Roarke – Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)		1,500	3,942

Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Senior Debt (15.4%, Due 12/10)(7)	5,804	5,726	5,726
		Subordinated Debt (14.5%, Due 12/11)(7)	9,130	8,654	8,654
		Partnership Units (144,552 units)(1)		1,253	1,253
		Redeemable Preferred Partnership Units (57,143 units)(1)		754	754

				16,387	16,387

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
TechBooks, Inc.	IT Services	Subordinated Debt (16.3%, Due 8/09)(7)	30,467	30,046	30,046
		Convertible Preferred Stock (4,373,178 shares)(1)		15,000	16,859

				45,046	46,905

The Hygenic Corporation	Health Care Equipment & Supplies	Subordinated Debt (15.5%, Due 1/12)(7)	10,971	10,857	10,857
		Common Stock (200,000 shares)(1)		1,000	6,982
		Redeemable Preferred Stock (9,000 shares)		10,380	10,380

				22,237	28,219

Trinity Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.4%, Due 6/06 – 6/07)(7)	16,150	16,114	16,026
		Common Stock (131,399 shares)(1)		13	—
		Redeemable Preferred Stock (131,399 shares)(1)		3,972	—

				20,099	16,026

Unwired Holdings, Inc.	Household Durables	Senior Debt (12.2%, Due 6/10 – 6/11)(7)	7,629	7,323	7,323
		Subordinated Debt (15.0%, Due 6/12 – 6/13)(7)	15,245	15,026	15,026
		Common Stock (100 shares)(1)		1	—
		Preferred Stock (16,200 shares)(1)		16,200	9,082
		Convertible Preferred Stock (179,901 shares)(1)		1,799	—

				40,349	31,431

WFS Holding, Inc.	Software	Subordinated Debt (14.0%, Due 2/12)(7)	12,224	12,057	12,057
		Convertible Preferred Stock (35,000,000 shares)(1)		3,500	3,500

				15,557	15,557
Subtotal Affiliate Investments (9% of total investment assets and liabilities)				420,370	449,026

CONTROL INVESTMENTS

3SI Acquisition Holdings, Inc.	Electronic Equipment & Instruments	Subordinated Debt (14.8%, Due 10/10 – 11/11)(7)	39,740	39,332	39,332
		Common Stock (855 shares)(1)		27,246	55,248

				66,578	94,580

ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		24,185	24,799

Aeriform Corporation	Chemicals	Senior Debt (9.3%, Due 6/08 – 7/08)	22,989	22,989	22,989
		Senior Subordinated Debt (14.0%, Due 5/09)	495	447	447
		Junior Subordinated Debt (0.0%, Due 5/09)(1)	46,158	34,998	1,169
		Common Stock Warrants (1,991,246 shares)(1)		—	—
		Redeemable Preferred Stock (10 shares)(1)		119	—

				58,553	24,605

American Decorative Surfaces International, Inc.	Building Products	Senior Debt (8.7%, Due 5/06)(6)	422	422	—
		Subordinated Debt (7.0%, Due 5/11)(6)	12,097	10,069	—
		Common Stock Warrants (64,868 shares)(1)		—	—
		Convertible Preferred Stock (55,000 shares)(1)		8,211	—

				18,702	—

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
ASC Industries, Inc.	Auto Components	Subordinated Debt (12.4%, Due 10/10 –10/11)(7)	20,500	18,681	18,681
		Common Stock Warrants (74,888 shares)(1)		6,531	25,746
		Redeemable Preferred Stock (72,000 shares)		5,102	5,102

				30,314	49,529

Auxi Health, Inc.	Health Care Providers &	Senior Debt (11.3%, Due 12/07)	5,251	5,251	5,251
	Services	Subordinated Debt (13.9%, Due 9/06 – 3/09)	18,617	15,696	15,785
		Subordinated Debt (14.0%, Due 3/09)(6)	8,280	3,232	551
		Common Stock Warrants (4,268,905 shares)(1)		2,599	1,767
		Convertible Preferred Stock (13,301,300 shares)(1)		2,732	—

				29,510	23,354

Biddeford Real Estate Holdings, Inc.	Real Estate	Senior Debt (8.0%, Due 5/14)(7)	3,622	2,976	2,976
		Common Stock (100 shares)(1)		483	476

				3,459	3,452

BPWest, Inc.	Energy Equipment &	Senior Debt (11.8%, Due 7/11)(7)	7,000	6,901	6,901
	Services	Subordinated Debt (15.0%, Due 7/12)(7)	6,089	6,002	6,002
		Redeemable Preferred Stock (7,800 shares)		8,102	8,102
		Common Stock (780,000 shares)(1)		1	1

				21,006	21,006

Bridgeport International, LLC(3)	Machinery	Senior Debt (12.0%, Due 11/10)	4,648	238	238
		Common membership units (100 units)(1)		7,000	4,830

				7,238	5,068

Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1,492	400

Consolidated Utility Services, Inc.	Commercial Services &	Subordinated Debt (15.0%, Due 5/10)(7)	6,707	6,621	6,621
	Supplies	Common Stock (58,906 shares)(1)		1	2,545
		Redeemable Preferred Stock (3,625,000 shares)		3,932	3,932

				10,554	13,098

Cottman Acquisitions, Inc.	Commercial Services & Supplies	Subordinated Debt (14.3%, Due 9/11 – 9/12)(7)	15,025	14,176	14,176
		Redeemable Preferred Stock (252,020 shares)		18,489	18,489
		Common Stock Warrants (111,965 shares)(1)		11,197	11,115
		Common Stock (65,000 shares)(1)		6,500	3,073

				50,362	46,853

DanChem Technologies, Inc.	Chemicals	Senior Debt (10.3%, Due 12/10)	12,920	12,920	12,920
		Common Stock (427,719 shares)(1)		2,500	—
		Redeemable Preferred Stock (12,953 shares)(1)		10,893	845
		Common Stock Warrants (401,622 shares)(1)		2,221	—

				28,534	13,765

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
ECA Acquisition Holdings, Inc.	Health Care Equipment &	Senior Debt (12.6%, Due 4/10 – 4/12)(7)	16,450	16,209	16,209
	Supplies	Subordinated Debt (16.5%, Due 4/14)(7)	9,751	9,612	9,612
		Common Stock (1,000 shares)(1)		19,025	19,025

				44,846	44,846

eLynx Holdings, Inc.	IT Services	Senior Debt (11.3%, Due 12/09)(7)	8,875	8,750	8,750
		Subordinated Debt (15.0%, Due 12/10 – 12/11)(7)	8,728	8,611	8,611
		Common Stock (9,326 shares)(1)		933	933
		Redeemable Preferred Stock (17,488 shares)		8,133	8,133
		Common Stock Warrants (108,735 shares)(1)		10,874	10,874

				37,301	37,301

ETG Holdings, Inc.	Containers & Packaging	Senior Debt (11.8%, Due 5/11)(7)	7,400	7,298	7,298
		Subordinated Debt (15.7%, Due 5/12 – 5/13)(7)	11,262	11,102	11,102
		Convertible Preferred Stock (333,145 shares)		16,242	16,242

				34,642	34,642

Euro-Caribe Packing Company, Inc.	Food Products	Senior Debt (9.4%, Due 5/06 – 3/08)(7)	8,149	8,119	8,149
		Subordinated Debt (11.0%, Due 3/08)(6)(7)	7,766	7,645	7,270
		Common Stock Warrants (31,897 shares)(1)		1,110	—
		Convertible Preferred Stock (260,048 shares)(1)		5,732	—

				22,606	15,419

European Capital Limited(3)	Diversified Financial	Senior Debt (5.5%, Due 3/06)	24,861	24,861	24,861
	Services	Ordinary Shares (100 shares)(1)(8)		—	—
		Participating Preferred Shares (52,074,548 shares)(1)		153,328	153,328

				178,189	178,189

European Touch, LTD. II	Commercial Services &	Senior Debt (9.0%, Due 11/06)(7)	2,336	2,336	2,336
	Supplies	Subordinated Debt (12.4%, Due 11/06)(7)	15,640	14,497	14,497
		Common Stock (2,895 shares)(1)		1,500	6,280
		Redeemable Preferred Stock (450 shares)		556	556
		Common Stock Warrants (7,105 shares)(1)		3,683	16,172

				22,572	39,841

Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury	Senior Debt (17.7%, Due 11/09)(7)	4,500	4,460	4,460
	Goods	Subordinated Debt (14.9%, Due 11/10 – 11/11)(7)	12,514	12,401	12,401
		Common Stock (970,583 shares)(1)		9,706	22,233
		Redeemable Preferred Stock (145,000 shares)		11,226	11,226

				37,793	50,320

Fosbel Global Services (LUXCO) S.C.A(3)	Commercial Services &	Senior Debt (8.2%, Due 7/10 – 7/11)(7)	39,466	38,789	38,789
	Supplies	Subordinated Debt (14.3%, Due 7/12 – 7/13)(7)	24,235	23,885	23,885
		Redeemable Preferred Stock (31,647,625 shares)(1)		31,648	34,118
		Convertible Preferred Stock (2,606,275 shares)(1)		5,213	131
		Common Stock (186,161 shares)(1)		372	—

				99,907	96,923

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Future Food, Inc.	Food Products	Senior Debt (12.2%, Due 7/10)(7)	9,867	9,766	9,766
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	14,000	12,702	12,702
		Common Stock (92,738 shares)(1)		18,500	16,566
		Common Stock Warrants (6,500 shares)(1)		1,297	1,201

				42,265	40,235

FutureLogic, Inc.	Computers & Peripherals	Senior Debt (12.0%, Due 2/10 – 2/12)(7)	50,250	49,591	49,591
		Subordinated Debt (15.0%, Due 2/13)(7)	29,761	29,346	29,346
		Common Stock (221,672 shares)(1)		26,685	15,186

				105,622	94,123

Halex Holdings, Inc.	Construction Materials	Senior Debt (11.1%, Due 7/08 – 10/08)(7)	24,425	24,148	24,148
		Subordinated Debt (17.1%, Due 8/10)(7)	29,400	29,245	29,245
		Common Stock (163,083 shares)(1)		6,784	985
		Redeemable Preferred Stock (1,000 shares)		14,631	14,631
		Convertible Preferred Stock (145,996 shares)(1)		1,603	1,772

				76,411	70,781

Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt (10.5%, Due 12/10)(7)	14,157	13,859	13,859
		Subordinated Debt (16.0%, Due 12/10)(7)	5,290	4,955	4,955
		Subordinated Debt (19.0%, Due 12/10)(6)	3,807	3,222	1,485

				22,036	20,299

Hospitality Mints, Inc.	Food Products	Senior Debt (12.2%, Due 11/10)(7)	7,425	7,329	7,329
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18,500	18,202	18,202
		Convertible Preferred Stock (95,198 shares)		22,325	28,032
		Common Stock Warrants (86,817 shares)(1)		54	643

				47,910	54,206

Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08)(7)	16,288	15,810	15,872
		Common Stock (426,205 shares)(1)		4,760	1,998
		Redeemable Preferred Stock (23,803 shares)		20,189	29,251
		Common Stock Warrants (530,000 shares)(1)		5,918	4,328

				46,677	51,449

Jones Stephens Corp.	Building Products	Subordinated Debt (16.1%, Due 10/10 – 10/11)(7)	22,450	22,228	22,228
		Common Stock (8,750 shares)(1)		3,500	15,369
		Redeemable Preferred Stock (1,000 shares)(1)		7,000	7,000
		Convertible Preferred Stock (8,750 shares)(1)		3,500	14,981

				36,228	59,578

KAC Holdings, Inc.	Chemicals	Subordinated Debt (16.6%, Due 2/11 – 2/12)(7)	22,790	22,562	22,562
		Common Stock (1,550,100 shares)(1)		1,550	60,966
		Redeemable Preferred Stock (13,950 shares)		16,242	16,242

				40,354	99,770

KIC Holdings, Inc.	Building Products	Senior Debt (12.5%, Due 9/07)(7)	7,464	7,440	7,440
		Subordinated Debt (11.8%, Due 9/08)(7)	3,883	3,725	3,725

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
		Subordinated Debt (18.3%, Due 9/08)(6)	7,769	7,448	2,780
		Redeemable Preferred Stock (30,356 shares)(1)		16,485	—
		Common Stock (3,761 shares)(1)		5,100	—
		Common Stock Warrants (156,613 shares)(1)		3,060	—

				43,258	13,945

Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt (9.1%, Due 6/07 – 6/10)(7)	35,400	35,085	35,085
		Subordinated Debt (14.2%, Due 6/11 – 6/12)(7)	22,266	21,881	21,881
		Common Stock (20,000 shares)(1)		2,000	966
		Redeemable Preferred Stock (8,800 shares)		5,981	5,981
		Common Stock Warrants (41,164 shares)(1)		4,116	3,341

				69,063	67,254

Logex Corporation	Road & Rail	Senior Subordinated Debt (12.0%, Due 7/08)(7)	23,203	22,051	22,051
		Junior Subordinated Debt (14.0%, Due 7/08)(6)	6,545	4,758	4,135
		Common Stock Warrants (137,839 shares)(1)		7,454	—
		Redeemable Preferred Stock (695 shares)(1)		3,930	—

				38,193	26,186

LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt (9.8%, Due 2/10)(7)	4,600	4,509	4,509
		Subordinated Debt (18.0%, Due 2/13)(7)	9,499	9,369	9,369
		Preferred Units (800 units)(1)		11,000	15,321

				24,878	29,199

MBT International, Inc.	Distributors	Senior Subordinated Debt (13.0%, Due 5/09)	987	794	794
		Junior Subordinated Debt (9.0%, Due 5/09)(6)	6,253	4,120	3,199

				4,914	3,993

Network for Medical	Commercial Services &	Subordinated Debt (13.0%, Due 12/06)(7)	10,400	9,923	9,923
Communication & Research, LLC	Supplies	Common Membership Warrants (50,128 units)(1)		2,038	25,148

				11,961	35,071

New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.3%, Due 6/06 – 8/23)	54,992	54,163	54,179
		Subordinated Debt (8.0%, Due 7/13)	587	106	587
		Common Stock (771,839 shares)(1)		95	921

				54,364	55,687

New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.1%, Due 12/08 – 12/09)(7)	32,994	27,915	28,009
		Common Stock (100 shares)(1)		—	—
		Convertible Preferred Stock (32,043 shares)(1)		11,500	17,085

				39,415	45,094

Nspired Holdings, Inc.	Food Products	Senior Debt (9.5%, Due 12/08 – 12/09)	17,431	17,268	17,268
		Subordinated Debt (18.0%, Due 8/07)(6)(7)	9,614	9,133	4,270
		Common Stock (169,018 shares)(1)		5,000	—
		Redeemable Preferred Stock (29,500 shares)(1)		29,500	—

				60,901	21,538

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Optima Bus Corporation	Machinery	Senior Debt (9.2%, Due 6/06 – 1/08)	5,455	5,456	5,456
		Subordinated Debt (10.0%, Due 5/11)(6)	3,758	2,336	2,354
		Common Stock (20,464 shares)(1)		1,896	—
		Convertible Preferred Stock (1,913,015 shares)(1)		16,807	—

				26,495	7,810
PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10)(7)	4,632	4,632	4,632
		Common Stock (341,222 shares)(1)		1,089	6,560
		Common Stock Warrants (29,205 shares)(1)		—	561

				5,721	11,753

Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (10.2%, Due 12/09 – 8/11)(7)	34,134	33,591	33,591
		Subordinated Debt (17.4%, Due 5/10 – 8/11)(7)	26,769	26,455	26,455
		Common Stock (98,799 shares)(1)		20,562	20,562

				80,608	80,608

PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (11.2%, Due 6/12)(7)	10,000	9,859	9,859
		Subordinated Debt (13.7%, Due 6/13)(7)	24,663	24,310	24,310
		Common Stock (69,120 shares)(1)		6,629	6,629
		Redeemable Preferred Stock (62,210 shares)		45,071	45,071
		Common Stock Warrants (199,095 shares)(1)		19,910	19,910

				105,779	105,779

Precitech Holdings, Inc.	Machinery	Senior Debt (11.1%, Due 12/09 – 12/10)(7)	5,338	5,327	5,327
		Senior Subordinated Debt (16.0%, Due 12/11)	2,083	2,083	2,083
		Junior Subordinated Debt (17.0%, Due 12/12)(6)	7,127	5,049	5,336
		Redeemable Preferred Stock (35,807 shares)(1)		7,187	—
		Common Stock (22,040 shares)(1)		2,204	—
		Common Stock Warrants (22,783 shares)(1)		2,278	663

				24,128	13,409

Ranpak Acquisition, Inc.	Containers & Packaging	Senior Subordinated Debt (13.6%, Due 12/12 – 12/13)(7)	102,603	101,068	101,068
		Redeemable Preferred Stock (163,025 shares)		109,480	109,480
		Common Stock (181,139 shares)(1)		18,114	18,114
		Common Stock Warrants (541,970 shares)(1)		54,197	54,197

				282,859	282,859

SAV Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 11/11)	17,000	16,526	16,526
		Subordinated Debt (14.0%, Due 11/12)	12,026	11,847	11,847
		Redeemable Preferred Stock (26,370 shares)		26,145	26,145
		Common Stock (2,930,000 shares)(1)		2,880	2,880

				57,398	57,398

Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt (9.3%, Due 6/10)(7)	11,325	11,144	11,144
		Subordinated Debt (17.0%, Due 6/13)(7)	10,045	9,906	9,906
		Membership Units (760 units)(1)		9,500	11,205

				30,550	32,255

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Specialty Brands of America, Inc.	Food Products	Senior Debt (10.0%, Due 12/06 – 5/11)(7)	25,343	25,055	25,055
		Subordinated Debt (15.4%, Due 9/08 – 5/13)(7)	22,015	21,781	21,781
		Redeemable Preferred Stock (209,303 shares)		14,739	14,739
		Convertible Preferred Stock (336,000 shares)		35,208	35,208
		Common Stock (33,916 shares)(1)		3,392	3,392
		Common Stock Warrants (97,464 shares)(1)		9,746	9,746

				109,921	109,921

S-Tran Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)(6)	7,490	6,290	1,202

Stravina Holdings, Inc.	Personal Products	Senior Debt (12.2%, Due 1/10 – 4/11)	47,307	46,964	46,964
		Subordinated Debt (17.4%, Due 4/13)(6)	34,542	26,243	4,555
		Common Stock (1,000 shares)(1)		1	—

				73,208	51,519

VP Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Senior Debt (8.3%, Due 10/11)(7)	500	428	428
		Subordinated Debt (14.5%, Due 10/13 – 10/14)	18,099	17,831	17,831
		Common Stock (33,928 shares)(1)		42,410	42,410

				60,669	60,669

Warner Power, LLC	Electrical Equipment	Senior Debt (11.2%, Due 12/07)	6,616	6,616	6,616
		Subordinated Debt (12.6%, Due 12/06 – 12/07)(7)	4,988	4,454	4,482
		Common Membership Units (47,000 units)(1)		1,623	—
		Common Membership Warrants (916 units)(1)		1,123	175
		Redeemable Preferred Stock (5,012,000 units)(1)		4,197	27

				18,013	11,300

Weber Nickel Technologies, Ltd.(3)	Machinery	Subordinated Debt (17.7%, Due 2/06 – 9/12)(6)(7)	16,776	15,996	8,534
		Common Stock (44,834 shares)(1)		1,171	—
		Redeemable Preferred Stock (14,796 shares)(1)		11,847	—

				29,014	8,534

WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 12/11)(7)	11,385	11,193	11,193
		Subordinated Debt (14.2%, Due 12/12 – 12/13)(7)	22,399	22,088	22,088
		Common Stock (4,826,476 shares)(1)(7)		21,236	41,587

				54,517	74,868
Subtotal Control Investments (49% of total investment assets and liabilities)				2,557,963	2,516,282

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Counterparty	Payment Terms	Description of Contract	Cost	Fair Value
DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap— Pay Fixed/Receive Floating	27 Contracts Notional Amounts Totaling $817,142 (4.2%, Expiring 6/06 – 1/14)	—	12,274
BMO Financial Group	Interest Rate Swap— Pay Fixed/Receive Floating	1 Contract Notional Amounts Totaling $10,000 (4.1%, Expiring 6/10)	—	273
Citibank, N.A.	Interest Rate Swap— Pay Fixed/Receive Floating	1 Contract Notional Amounts Totaling $530,000 (4.6%, Expiring 4/12)	—	4,460
Wachovia Bank, N.A.	Interest Rate Swaption— Pay Floating/Receive Fixed	2 Contracts Notional Amounts Totaling $7,093 (4.4%, Expiring 4/11 – 2/12)	—	101
Citibank, N.A.	Interest Rate Swaption— Pay Floating/Receive Fixed	1 Contract Notional Amounts Totaling $40,000 (4.6%, Expiring 4/12)	—	552
Wachovia Bank, N.A.	Interest Rate Caps	5 Contracts Notional Amounts Totaling $25,361 (Expiring 1/06 – 2/11)	—	472
Subtotal Interest Rate Derivative Agreements (less than 1% of total investment assets and liabilities)			—	18,132
Total Investment Assets			$5,134,398	$5,119,235

DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap— Pay Fixed/Receive Floating	8 Contracts Notional Amounts Totaling $96,025 (5.6%, Expiring 9/07 – 8/09)	$—	$(2,035)
Wachovia Bank, N.A.	Interest Rate Swap— Pay Floating/ Receive Floating	5 Contracts Notional Amounts Totaling $106,730 (LIBOR + 2.7%, Expiring 3/06 – 12/09)	—	(105)
Total Investment Liabilities (less than 1% of total investment assets and liabilities)			$—	$(2,140)

(1)	Non-income producing.
(2)	Public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.
(8)	As of December 31, 2005, we have funded €128,467 ($153,328) of our equity commitment and have a remaining unfunded equity commitment of €392,278 ($464,614). See Note 14.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

(in thousands, except per share data)

Note 1. Unaudited Interim Consolidated Financial Statements

Interim consolidated financial statements of American Capital Strategies, Ltd. (which is referred throughout this report as “American Capital”, the “Company”, “we” and “us”) are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The unaudited interim consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in our Form 10-K, as filed with the Securities and Exchange Commission (“SEC”). Certain previously reported amounts have been reclassified to conform to the current presentation.

Note 2. Organization

We were incorporated in 1986. On August 29, 1997, we completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in our shareholders’ equity through appreciation in value of our equity interests.

We are the parent and sole shareholder of American Capital Financial Services, Inc. (“ACFS”) and through ACFS provide advisory, management and other services to businesses, principally our portfolio companies. We are also the parent and sole shareholder of European Capital Financial Services (Guernsey) Limited (“ECFS”), a company incorporated in Guernsey. ECFS is the sole shareholder of European Capital Financial Services Limited, a company incorporated in the United Kingdom. These companies provide fund management services to a European investment fund, which is one of our portfolio companies.

We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, Palo Alto, London and Paris.

Note 3. Consolidation

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company. An exception to this general principle occurs if the investment company has an investment in an operating company that provides services to the investment company. Our consolidated financial statements include the accounts of our operating companies, ACFS and ECFS. Our investments in other investment companies or funds are recorded as investments in the accompanying consolidated financial statements and are not consolidated. We also have wholly-owned affiliated statutory trusts that were established to facilitate secured borrowing arrangements whereby assets were transferred to the affiliated statutory trusts and notes were sold by the trusts. These transfers of assets to the trusts are treated as secured borrowing arrangements in accordance with FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and our consolidated financial statements include the accounts of our affiliated

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

statutory trusts established for secured financing arrangements. We also have established trusts to fund deferred compensation plans for employees. Our consolidated financial statements include the accounts of these trusts. All intercompany accounts have been eliminated in consolidation.

Note 4. New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, Fair Value Measurements. FASB Statement No. 157 provides enhanced guidance for using fair value to measure assets and liabilities. FASB Statement No. 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. FASB Statement No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. FASB Statement No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. FASB Statement No. 157 is not expected to have a material impact on our financial position or results of operations upon adoption.

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108 (“SAB 108”). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current-year financial statements. SAB 108 requires registrants to quantify misstatements using both the balance sheet and income-statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB 108 does not change the SEC’s previous guidance in SAB No. 99, Materiality, on evaluating the materiality of misstatements. A registrant applying the new guidance for the first time that identifies material errors in existence at the beginning of the first fiscal year ending after November 15, 2006, may correct those errors through a one-time cumulative effect adjustment to beginning-of-year retained earnings. The cumulative effect alternative is available only if the application of the new guidance results in a conclusion that a material error exists as of the beginning of the first fiscal year ending after November 15, 2006, and those misstatements were determined to be immaterial based on a proper application of the registrant’s previous method for quantifying misstatements. The adjustment should not include amounts related to changes in accounting estimates. SAB 108 is not expected to have a material impact on our financial position or results of operations.

In June 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. This Statement shall be effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2006. We will adopt this Interpretation effective January 1, 2007. Management has not yet assessed the impact on the financial statements.

Note 5. Investments

Investments are carried at fair value, as determined in good faith by our Board of Directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions,

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company, including an investment company that is a portfolio company, issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security. For commercial mortgage backed securities (“CMBS”) and collateralized debt obligation (“CDO”) securities, we prepare a fair value analysis that is based on a discounted cash flow model utilizing prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and yields from third party sources, when available. For portfolio investments denominated in a functional currency other than the U.S. dollar, our investment is translated at the exchange rate in effect at the balance sheet date. The resulting translation adjustment is recorded as “Foreign currency translation” in our consolidated statements of operations.

On October 1, 2006, we entered into a Purchase and Sale Agreement to sell approximately 30% of our equity investments in certain portfolio companies (See Note 15). The sale of the equity securities closed in the fourth quarter of 2006 and the agreed-upon sales price was based on the fair value of the equity securities as of June 30, 2006 and for those investments originated subsequent to June 30, 2006, at their cost basis. In determining the fair value as of September 30, 2006 of the securities sold as part of this transaction, we valued the securities sold in the fourth quarter of 2006 based on the sales price. In determining the fair value of the remaining 70% of the equity securities retained by us, we valued these investments based on our standard valuation methodologies as outlined above.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As of September 30, 2006 and December 31, 2005, the percentage of investments that were not publicly traded or for which we have various degrees of trading restrictions and therefore the fair value was determined in good faith by our board of directors was 100%.

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

which we have invested if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

Investments consist of securities issued by publicly- and privately-held companies consisting of senior debt, subordinated debt, equity warrants, preferred and common equity securities and interest rate derivative agreements. Our debt securities are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. We also make investments in securities that do not produce current income. These investments typically consist of equity warrants, common equity, and preferred equity and are identified in the accompanying consolidated schedule of investments. We also invest in non-investment grade CMBS and CDO securities.

As of September 30, 2006, loans on non-accrual status were $163,880, calculated as the cost plus unamortized OID. As of September 30, 2006, loans, excluding loans on non-accrual status, with a principal balance of $12,437 were greater than three months past due. As of December 31, 2005, loans on non-accrual status were $132,330, calculated as the cost plus unamortized OID. As of December 31, 2005, loans, excluding loans on non-accrual status, with a principal balance of $34,498 were greater than three months past due.

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess several factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amount are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the portfolio company. For investments with payment-in-kind (“PIK”) interest and dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities. For CMBS and CDO securities, we recognize interest income using the effective interest method, using the anticipated yield over the projected life of the investment.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The composition summaries of our investment portfolio as of September 30, 2006 and December 31, 2005 at cost and fair value as a percentage of total investments, excluding derivative agreements, are shown in the following table:

	September 30, 2006	December 31, 2005
COST
Senior debt	29.5%	29.3%
Subordinated debt	28.8%	36.9%
Preferred equity	20.0%	17.1%
Equity warrants	4.1%	4.8%
Common equity	11.5%	9.7%
CMBS & CDO securities	6.1%	2.2%

	September 30, 2006	December 31, 2005
FAIR VALUE
Senior debt	28.7%	29.5%
Subordinated debt	27.4%	35.2%
Preferred equity	18.9%	15.2%
Equity warrants	4.9%	5.8%
Common equity	14.1%	12.0%
CMBS & CDO securities	6.0%	2.3%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments, excluding derivative agreements:

	September 30, 2006	December 31, 2005
COST
Commercial Services & Supplies	17.3%	12.9%
Diversified Financial Services	10.2%	6.5%
Food Products	8.5%	6.0%
Healthcare Equipment & Supplies	6.3%	3.8%
Electrical Equipment	5.3%	7.4%
Containers & Packaging	5.0%	7.2%
Real Estate	4.7%	1.6%
Construction & Engineering	4.1%	3.7%
Auto Components	4.0%	5.0%
Leisure Equipment & Products	3.9%	6.1%
Healthcare Providers & Services	3.8%	2.1%
Building Products	3.1%	6.1%
IT Services	2.6%	2.5%
Textiles, Apparel & Luxury Goods	1.9%	2.9%
Internet & Catalog Retail	1.7%	2.1%
Software	1.7%	2.5%
Pharmaceuticals	1.7%	—
Computers & Peripherals	1.4%	2.1%
Energy Equipment & Services	1.4%	0.4%
Household Durables	1.2%	1.7%
Personal Products	1.1%	1.8%
Road & Rail	1.1%	1.7%
Electronic Equipment & Instruments	0.9%	3.1%
Oil, Gas & Consumable Fuels	0.9%	—
Construction Materials	0.9%	1.5%
Diversified Consumer Services	0.9%	—
Machinery	0.8%	3.2%
Distributors	0.8%	1.0%
Diversified Telecommunication Services	0.6%	—
Chemicals	0.5%	2.5%
Household Products	0.4%	0.7%
Media	0.4%	0.5%
Aerospace & Defense	0.3%	1.1%
Other	0.6%	0.3%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

	September 30, 2006	December 31, 2005
FAIR VALUE
Commercial Services & Supplies	18.6%	14.4%
Diversified Financial Services	10.2%	6.5%
Food Products	8.0%	5.4%
Healthcare Equipment & Supplies	6.5%	4.0%
Electrical Equipment	6.1%	7.3%
Containers & Packaging	5.1%	7.2%
Real Estate	4.6%	1.6%
Construction & Engineering	4.1%	3.8%
Auto Components	3.9%	5.5%
Healthcare Providers & Services	3.8%	1.9%
Leisure Equipment & Products	3.4%	5.7%
Building Products	3.0%	5.7%
IT Services	2.7%	2.6%
Energy Equipment & Services	1.7%	0.4%
Software	1.7%	2.5%
Pharmaceuticals	1.7%	—
Internet & Catalog Retail	1.6%	2.1%
Oil, Gas & Consumable Fuels	1.6%	—
Computers & Peripherals	1.5%	1.8%
Textiles, Apparel & Luxury Goods	1.4%	3.1%
Electronic Equipment & Instruments	1.0%	3.8%
Diversified Consumer Services	1.0%	—
Distributors	0.8%	1.0%
Household Durables	0.7%	1.7%
Road & Rail	0.7%	1.4%
Aerospace & Defense	0.7%	1.1%
Diversified Telecommunication Services	0.7%	—
Machinery	0.6%	2.5%
Construction Materials	0.5%	1.4%
Household Products	0.5%	0.8%
Media	0.4%	0.5%
Personal Products	0.4%	1.0%
Chemicals	0.2%	2.7%
Other	0.6%	0.6%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The following table shows the portfolio composition by geographic location at cost and at fair value as a percentage of total investments, excluding CDO’s, CMBS and derivative agreements. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	September 30, 2006	December 31, 2005
COST
Mid-Atlantic	19.4%	21.2%
Southwest	28.4%	22.7%
Southeast	12.4%	14.9%
North-Central	8.8%	13.2%
South-Central	7.4%	6.0%
Northwest	0.7%	0.8%
Northeast	13.6%	13.3%
International	9.3%	7.9%

	September 30, 2006	December 31, 2005
FAIR VALUE
Mid-Atlantic	19.7%	22.6%
Southwest	28.5%	21.6%
Southeast	12.0%	14.7%
North-Central	9.3%	14.7%
South-Central	7.9%	5.2%
Northwest	0.6%	0.8%
Northeast	13.0%	13.1%
International	9.0%	7.3%

Note 6. Borrowings

Our debt obligations consist of the following:

Debt	September 30, 2006	December 31, 2005
Secured revolving credit facility, $1,000,000 commitment	$452,164	$593,369
Unsecured revolving credit facility, $900,000 commitment	833,890	162,000
Secured revolving credit facility, $125,000 commitment	—	—
Unsecured debt due through September 2011	167,000	167,000
Unsecured debt due August 2010	126,000	126,000
Unsecured debt due October 2020	75,457	75,481
Unsecured debt due February 2011	23,381	—
TRS Facility	250,000	110,219
ACAS Business Loan Trust 2002-2 asset securitization	—	5,406
ACAS Business Loan Trust 2003-1 asset securitization	—	23,320
ACAS Business Loan Trust 2003-2 asset securitization	—	32,268
ACAS Business Loan Trust 2004-1 asset securitization	409,772	409,772
ACAS Business Loan Trust 2005-1 asset securitization	830,000	762,025
ACAS Business Loan Trust 2006-1 asset securitization	436,000	—

Total	$3,603,664	$2,466,860

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The weighted average debt balance for the three months ended September 30, 2006 and 2005 was $3,412,700 and $2,073,800 respectively. The weighted average debt balance for the nine months ended September 30, 2006 and 2005 was $2,846,100 and $1,799,500, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the three months ended September 30, 2006 and 2005 was 6.5% and 5.4%, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the nine months ended September 30, 2006 and 2005 was 6.2% and 5.0%, respectively. Except for the debt covenant violation discussed below, we are currently in compliance with all of our debt covenants.

In October 2006, we terminated the $125,000 secured revolving credit facility.

In October 2006, we amended the $1,000,000 secured revolving credit facility to extend the termination date to October 2007 and increased the commitment to $1,250,000. As amended, our ability to make draws under the facility expires one business day before the termination date.

In July 2006, we completed a $500,000 asset securitization. In connection with the transaction, ACAS Business Loan Trust 2006-1 (“BLT 2006-1”), an indirect consolidated subsidiary of American Capital Strategies, Ltd., issued $291,000 Class A notes, $37,000 Class B notes, $72,500 Class C notes, $35,500 Class D notes and $64,000 Class E notes (collectively, the “2006-1 Notes”). The Class A notes, Class B notes, Class C notes and Class D notes were sold to institutional investors and the Class E notes were retained by us. The 2006-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2006-1. The loans are secured by loans and assets from our portfolio companies with a principal balance of $500,000 as of September 30, 2006. Through August 26, 2009, BLT 2006-1 may also generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2006-1 Notes. After such time, principal payments on the 2006-1 Notes will generally be applied pro rata to each class of 2006-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $250,000 or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E Notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 23 basis points, the Class B notes have an interest rate of three-month LIBOR plus 36 basis points, the Class C notes have an interest rate of three-month LIBOR plus 65 basis points and the Class D notes have an interest rate of three-month LIBOR plus 125 basis points. The 2006-1 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In February 2006, we entered into a note purchase agreement to issue €14 million and £3 million of senior unsecured five-year notes to institutional investors in a private placement offering. The €14 million Series 2006-A Notes have a fixed interest rate of 5.177% and the £3 million Series 2006-B Notes have a fixed interest rate of 6.565%. Each series matures in February 2011. The note purchase agreement contains customary default provisions.

In January 2006, we issued the remaining $67,975 of Class A-2A notes under our asset securitization for ACAS Business Loan Trust 2005-1.

In January 2006, we expanded the committed amount of our existing unsecured revolving line of credit from $255,000 to $310,000 as a result of new lender commitments. In May 2006, the revolving facility was amended and restated to add additional new lenders and to increase the available commitments thereunder to $900,000. The facility may be expanded through new or additional commitments up to $1,150,000 in accordance

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

with the terms and conditions set forth in the related agreement. The facility contains various covenants, including limits on annual corporate capital expenditures. As of September 30, 2006, we were not in compliance with the annual corporate capital expenditures financial covenant. On October 27, 2006, we and the lenders amended the credit agreement. The amendment included a waiver of the debt covenant violation and amended the financial covenant for corporate capital expenditures.

We have a total return swap facility (the “TRS Facility”) with Wachovia Bank, N.A. (“Wachovia”) under which we pledge certain of our investments to Wachovia from time to time in exchange for financing. Subject to the terms and conditions of the TRS Facility, we may generally repay and reborrow proceeds and are required to make payments to Wachovia on outstanding funds at a rate equal to one-month LIBOR plus 125 basis points. We must also repay all or a portion of any funded amount upon the occurrence of certain events. The TRS Facility contains customary default provisions and is scheduled to terminate in December 2006. We have accounted for the TRS Facility as a secured financing arrangement with the outstanding borrowed amount included as a debt obligation on the accompanying consolidated balance sheets.

Note 7. Stock Options

We have employee stock option plans, which provide for the granting of options to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant to our employees.

Employee Stock Option Plans for 2003 to 2006

For our stock option plans approved by our shareholders from 2003 and forward, the stock options granted must have a per share exercise price of no less than the fair market value on the date of the grant; however, the plans provide that unless the compensation and corporate governance committee of the board of directors determines otherwise, the exercise price of the stock options will be automatically reduced by the amount of any cash dividends paid on our common stock after the option is granted but before it is exercised. Beginning in the second quarter of 2005, the compensation and corporate governance committee determined that it will no longer reduce the exercise price for these stock options by the amount of any cash dividends paid on our common stock until it receives confirmation from the staff of the Securities and Exchange Commission that we may do so. Stock options granted under these plans vest over a five-year period and may be exercised for a period of no more than ten years from the date of grant. All of the stock options granted under these plans are non-qualified options. As of September 30, 2006, there are 4,405 shares available to be granted under these stock option plans.

Employee Stock Option Plans for 2002 and Earlier

For our stock option plans approved by our shareholders in 2002 and earlier, the stock options granted must have a per share exercise price of no less than the fair market value on the date of the grant. Stock options under these plans vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As of September 30, 2006, there are 130 shares available to be granted under these stock option plans.

Non-Employee Director Option Plan

We also have two outstanding non-employee director stock option plans. Options granted under the director plans are non-qualified stock options. Stock options granted under the director option plans must have a

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

per share exercise price of no less than the fair market value on the date of the grant. Options under the director option plans vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant. In the second quarter of 1999 and the first quarter of 2006, we received orders from the SEC authorizing the respective outstanding plans. As of September 30, 2006, there are 40 shares available for grant under the outstanding director option plans. The 2006 option plan for employees also includes 320 shares available for grant to non-employee directors, 240 of which have been reserved for grant to the existing non-employee directors as of September 30, 2006. However, no such options can be granted until the SEC issues the necessary order authorizing the plan. We filed an application for such an order in June 2006.

A summary of the status of all of our stock option plans as of and for the nine months ended September 30, 2006 is as follows:

	Nine Months Ended September 30, 2006
	Shares	Weighted Average Exercise Price	Remaining Contractual Term	Aggregate Intrinsic Value
Options outstanding, beginning of year	10,060	$28.71
Granted	5,319	$34.58
Exercised	(594)	$23.51
Canceled and expired	(470)	$35.20

Options outstanding, end of period	14,315	$30.89	8.4	$122,725

Options exercisable, end of period	3,207	$25.85	6.8	$43,496

During the nine months ended September 30, 2006 we granted 5,319 options to purchase common stock. We estimated the weighted average fair value on the date of grant of $2.59 per option using a Black-Scholes option pricing model using the following assumptions: exercise price at market on date of grant, weighted average expected dividend yield of 9.1%, weighted average risk-free interest rate of 4.8%, weighted average expected volatility factor of 0.23, and weighted average expected term of 5.1 years. For the nine months ended September 30, 2006, we recorded stock-based compensation expense of $11,898 attributable to our stock options.

As of September 30, 2006, the total compensation cost related to non-vested stock option awards not yet recognized was $53,002 that has a weighted average period to be recognized of 3.3 years. During the nine months ended September 30, 2006 and 2005, the total intrinsic value of stock options exercised was $7,055 and $13,495, respectively.

During the nine months ended September 30, 2005 we granted 2,212 options to purchase common stock. We estimated the weighted average fair value on the date of grant of $5.14 per option using a Black-Scholes option pricing model using the following assumptions: exercise price at market on date of grant, weighted average expected dividend yield of 8.9%, weighted average risk-free interest rate of 3.8%, weighted average expected volatility factor of 0.35, and weighted average expected term of 5 years. For the nine months ended September 30, 2005, we recorded stock-based compensation expense of $9,889 attributable to our stock options.

In prior periods, we determined our expected volatility using the Black-Scholes option pricing model based on our historical volatility during the expected term of the option. Beginning in the first quarter of 2006, we determined our expected volatility based on a combination of our historical volatility during the expected term of the option and our implied volatility based on the market prices of traded options of our stock.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

In 2003, we adopted FASB Statement No. 123, Accounting for Stock-Based Compensation, to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148, Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123. In applying FASB Statement No. 123 to all stock options granted in 2003 and forward, the estimated fair value of the stock options are expensed using the straight-line attribution method over the vesting period of the options and are included on the accompanying consolidated statements of operations in “Salaries, benefits and stock-based compensation.” In accordance with FASB Statement No. 123, we elected to continue to apply the provisions of Accounting Principle Board Opinion No. 25, Accounting for Stock Issued to Employees, to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of our consolidated net operating income and net increase in net assets resulting from operations calculated as if compensation costs were computed in accordance with FASB Statement No. 123.

In December 2004, the FASB issued FASB Statement No. 123 (revised 2004), Share-Based Payment, a revision to FASB Statement No. 123. FASB Statement No. 123(R) also supersedes APB Opinion No. 25 and amends FASB Statement No. 95, Statement of Cash Flows. Generally, the approach in FASB Statement No. 123(R) is similar to the approach described in FASB Statement No. 123. However, FASB Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. In the first quarter of 2006, we adopted FASB Statement No. 123(R) using the “modified prospective” method. Under the modified prospective method, the consolidated financial statements for prior year interim periods and fiscal years will not reflect any restated amounts.

All of our stock options granted prior to January 1, 2003 that were accounted for under APB Opinion No. 25 and not expensed in our consolidated statements of operations were fully vested as of December 31, 2005 and therefore, no additional stock compensation costs for those stock option grants will be recorded subsequent to the adoption of FASB Statement No. 123(R). When recognizing compensation cost under FASB Statement No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under FASB Statement No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of FASB Statement 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle, net of related tax effects, to adjust compensation cost for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods of $1,026, or $0.01 per basic share and $0.01 per diluted share. We calculated the compensation costs that would have been recognized in prior periods and during the three and nine months ended September 30, 2006 using an estimated annual forfeiture rate of 6.7%.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The following table summarizes the pro forma effect of stock options granted prior to January 1, 2003 on consolidated net operating income and net increase in net assets resulting from operations:

	Three Months Ended September 30, 2005	Nine Months Ended September 30, 2005
Net operating income
As reported	$85,926	$223,287
Stock-based employee compensation	(64)	(637)

Pro forma	$85,862	$222,650

Net operating income per common share
Basic as reported	$0.84	$2.34

Basic pro forma	$0.84	$2.34

Diluted as reported	$0.82	$2.29

Diluted pro forma	$0.82	$2.28

Net increase in net assets resulting from operations
As reported	$94,057	$285,086
Stock-based employee compensation	(64)	(637)

Pro forma	$93,993	$284,449

Net earnings per common share
Basic as reported	$0.92	$2.99

Basic pro forma	$0.92	$2.98

Diluted as reported	$0.90	$2.92

Diluted pro forma	$0.90	$2.91

Note 8. Deferred Compensation Plans

In the first quarter of 2006, we established a non-qualified deferred compensation plan (the “Plan”) for the purpose of granting bonus awards to our domestic employees. The compensation and corporate governance committee of our board of directors is the administrator of the Plan. The Plan is funded through a trust (the “Trust”) which is administered by a third-party trustee. The compensation and corporate governance committee determines cash bonus awards to be granted under the Plan and the terms of such awards, including vesting schedules. The cash bonus awards are invested by the Trust in our common stock. Awards may vest contingent on the employee’s continued employment and the achievement of performance goals, if any, as determined by the compensation and corporate governance committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy.

The Plan does not permit diversification and the cash bonus awards must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Plan are accounted for as a grant of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions are recognized using the straight-line attribution method over the requisite service period. The compensation cost for awards with performance and service

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

conditions are recognized using the accelerated attribution method over the requisite service period. The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. During the nine months ended September 30, 2006, we granted awards to employees totaling $105,884. We contributed $93,872 of cash to the Trust to acquire 2,754 shares of our common stock on the open market and 105 canceled shares were reallocated to plan participants to fund a portion of the awards. For the nine months ended September 30, 2006, we recorded stock-based compensation expense of $12,586 attributable to the Plan. As of September 30, 2006, the total compensation cost related to non-vested bonus awards not yet recognized was $89,783 that has a weighted average period to be recognized of 3.9 years. We calculated the compensation expense recognized during the nine months ended September 30, 2006 using an estimated annual forfeiture rate of 6.7%.

A summary of our bonus awards under the Plan as of and for the nine months ended September 30, 2006 is as follows:

	Shares	Weighted Average Grant Date Fair Value
Non-vested, beginning of period	—	$—
Granted	2,859	$34.01
Shares earned under dividend reinvestment plan	47	$36.16
Vested	—	$—
Canceled and expired	(105)	$34.02

Non-vested, end of period	2,801	$34.05

Shares of our common stock held by the Trust are accounted for as treasury stock in the accompanying consolidated balance sheets.

We also have a deferred compensation plan for the benefit of certain European-based employees of ECFS funded through a separate trust (the “European Trust”) administered by a third-party trustee. The European Trust uses the funds provided by us to purchase shares of our common stock on the open market which will vest to the employee pro rata over a five-year period. The expected payment of the deferred compensation liability is recorded as compensation cost pro rata over the requisite service period. The deferred compensation liability is classified as a liability in our accompanying consolidated balance sheets and is adjusted through compensation cost to reflect changes in the fair value of our common stock for the obligation of the awards that are vested. Our common stock held by the European Trust is accounted for as treasury stock in the accompanying consolidated balance sheets.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Note 9. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the three and nine months ended September 30, 2006 and 2005:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Numerator for basic and diluted net operating income per share	$109,998	$85,926	$312,133	$223,287

Numerator for basic and diluted earnings per share	$131,562	$94,057	$583,960	$285,086

Denominator for basic weighted average shares	141,589	102,366	131,660	95,319
Employee stock options and awards	1,539	1,168	1,077	950
Shares issuable under forward sale agreements	146	965	192	1,318

Denominator for diluted weighted average shares	143,274	104,499	132,929	97,587

Basic net operating income per common share	$0.78	$0.84	$2.37	$2.34
Diluted net operating income per common share	$0.77	$0.82	$2.35	$2.29
Basic net earnings per common share	$0.93	$0.92	$4.44	$2.99
Diluted net earnings per common share	$0.92	$0.90	$4.39	$2.92

Note 10. Segment Data

Our reportable segments are our investing operations as a BDC and our asset management and advisory operations.

The following table presents segment data for the three months ended September 30, 2006:

	Investing	Advisory	Consolidated
Interest and dividend income	$179,620	$25	$179,645
Fee and other income	5,514	45,668	51,182

Total operating income	185,134	45,693	230,827

Interest	55,625	—	55,625
Salaries, benefits and stock-based compensation	12,511	28,417	40,928
General and administrative	7,903	10,773	18,676

Total operating expenses	76,039	39,190	115,229

Operating income before income taxes	109,095	6,503	115,598

Provision for income taxes	(2,412)	(3,188)	(5,600)

Net operating income	106,683	3,315	109,998

Net realized gain on investments	51,714	—	51,714
Net unrealized depreciation of investments	(30,150)	—	(30,150)

Net increase in net assets resulting from operations	$128,247	$3,315	$131,562

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The following table presents segment data for the nine months ended September 30, 2006:

	Investing	Advisory	Consolidated
Interest and dividend income	$467,231	$78	$467,309
Fee and other income	14,031	134,700	148,731

Total operating income	481,262	134,778	616,040

Interest	132,385	—	132,385
Salaries, benefits and stock-based compensation	32,302	70,641	102,943
General and administrative	20,599	30,004	50,603

Total operating expenses	185,286	100,645	285,931

Operating income before income taxes	295,976	34,133	330,109

Provision for income taxes	(3,236)	(14,740)	(17,976)

Net operating income	292,740	19,393	312,133

Net realized gain on investments	117,411	—	117,411
Net unrealized appreciation of investments	153,390	—	153,390

Net increase in net assets resulting from operations before cumulative effect of accounting change	563,541	19,393	582,934
Cumulative effect of accounting change, net of tax	449	577	1,026

Net increase in net assets resulting from operations	$563,990	$19,970	$583,960

The following table presents segment data for the three months ended September 30, 2005:

	Investing	Advisory	Consolidated
Interest and dividend income	$114,396	$9	$114,405
Fee and other income	7,430	26,917	34,347

Total operating income	121,826	26,926	148,752

Interest	27,889	—	27,889
Salaries, benefits and stock-based compensation	6,673	14,164	20,837
General and administrative	3,948	8,268	12,216

Total operating expenses	38,510	22,432	60,942

Operating income before income taxes	83,316	4,494	87,810

Provision for income taxes	—	(1,884)	(1,884)

Net operating income	83,316	2,610	85,926
Net realized loss on investments	(3,475)	—	(3,475)
Net unrealized appreciation of investments	11,606	—	11,606

Net increase in net assets resulting from operations	$91,447	$2,610	$94,057

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The following table presents segment data for the nine months ended September 30, 2005:

	Investing	Advisory	Consolidated
Interest and dividend income	$298,719	$14	$298,733
Fee and other income	13,437	69,169	82,606

Total operating income	312,156	69,183	381,339

Interest	67,225	—	67,225
Salaries, benefits and stock-based compensation	18,087	37,763	55,850
General and administrative	11,646	15,663	27,309

Total operating expenses	96,958	53,426	150,384

Operating income before income taxes	215,198	15,757	230,955
Provision for income taxes	—	(7,668)	(7,668)

Net operating income	215,198	8,089	223,287
Net realized gain on investments	31,547	—	31,547
Net unrealized appreciation of investments	30,252	—	30,252

Net increase in net assets resulting from operations	$276,997	$8,089	$285,086

Note 11. Commitments

As of September 30, 2006, we had commitments under loan and financing agreements to fund up to $381,622 to 57 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria. The terms of the borrowings and financings subject to commitment are comparable to the terms of other debt and equity securities in our portfolio.

As of September 30, 2006, we were also subject to a subscription agreement to fund up to €159,681 (or $202,603) of equity commitments to European Capital Limited (See Note 14).

Note 12. Shareholders’ Equity

Our common share activity for the nine months ended September 30, 2006 and 2005 was as follows:

	September 30, 2006	September 30, 2005
Common shares outstanding at beginning of period	118,913	88,705
Issuance of common stock	26,685	18,250
Issuance of common stock under stock option plans	594	1,364
Issuance of common stock under dividend reinvestment plan	679	452
Issuance of non-recourse notes receivable to purchase common stock	(146)	(208)
Purchase of common stock held in deferred compensation trusts	(2,948)	(177)

Common shares outstanding at end of period	143,777	108,386

Forward Sale Agreements

We periodically complete public offerings where shares of our common stock are sold in which a portion of the shares are offered directly by us and a portion of the shares are sold by third parties, or forward purchasers,

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements. The shares of common stock sold by the forward purchasers are borrowed from third party market sources. Pursuant to the forward sale agreements, we are required to sell to the forward purchasers shares of our common stock generally at such times as we elect over a one-year period. On a settlement date, we issue and sell shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price is initially the public offering price of shares of our common stock less the underwriting discount. The forward sale agreements provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and also is subject to specified decreases on certain dates during the duration of the agreement. The forward sale prices are also subject to decrease if the total cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Each forward purchaser under a forward sale agreement has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement, or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with Emerging Issues Task Force (EITF) Issue No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, the forward sale agreements are considered equity instruments that are initially measured at a fair value of zero and reported in permanent equity. Subsequent changes in the fair value are not recognized. The shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, Participating Securities and the Two-Class Method Under FASB Statement No. 128, the forward sale agreements are not considered participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, Earnings per Share. However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Equity Offerings

For the nine months ended September 30, 2006 and 2005, we completed several public offerings of our common stock in which shares were sold either directly by us or by forward purchasers in connection with forward sale agreements. The following table summarizes the total shares sold directly by us, including shares sold pursuant to underwriters’ over-allotment options and through forward sale agreements, and the proceeds we received, excluding issuance costs, for the public offerings of our common stock for the nine months ended September 30, 2006 and 2005:

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price per Share
July 2006 public offering	3,048	$99,922	$32.78
Issuances under April 2006 Forward Sale Agreements	4,000	133,511	33.38
April 2006 public offering	9,800	333,062	33.99
February 2006 public offering	987	35,620	36.10
Issuances under January 2006 Forward Sale Agreements	4,000	137,259	34.31
January 2006 public offering	600	20,904	34.84
Issuances under November 2005 Forward Sale Agreements	3,500	124,824	35.66
Issuances under September 2005 Forward Sale Agreements	750	26,113	34.82

Total for the nine months ended September 30, 2006	26,685	$911,215	$34.15

September 2005 public offering	2,000	$71,440	$35.72
Issuances under March 2005 Forward Sale Agreements	8,000	235,353	29.42
March 2005 public offering	2,000	60,228	30.11
Issuances under September 2004 Forward Sale Agreements	6,250	178,312	28.53

Total for the nine months ended September 30, 2005	18,250	$545,333	$29.88

In September 2006, we entered into a forward sale agreement (the “September 2006 Forward Sale Agreement”) to sell 3,000 shares of common stock. The 3,000 shares of common stock were borrowed from third party market sources by the counterparty, or forward purchaser, of the September 2006 Forward Sale Agreement who then sold the shares to the public. Pursuant to the September 2006 Forward Sale Agreement, we must sell to the forward purchaser 3,000 shares of our common stock generally at such times as we elect over a one-year period. The September 2006 Forward Sale Agreement provides for settlement date or dates to be specified at our discretion within the duration of the September 2006 Forward Sale Agreement through termination in September 2007. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $37.30 per share, which was the public offering price of shares of our common stock less the underwriting discount. The September 2006 Forward Sale Agreement provides that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and is subject to a decrease by $0.84, $0.87, $0.90, and $0.91 on each of December 1, 2006, March 2, 2007, June 1, 2007 and September 7, 2007, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. As of September 30, 2006, there have been no draws under the September 2006 Forward Sale Agreement.

As of September 30, 2006, all other forward sale agreements had been fully settled.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except share data)

Note 13. Interest Rate Derivatives

We use interest rate derivative financial instruments to manage interest rate risk and also to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. We have established policies and procedures for the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.

Note 14. Investment in European Capital Limited

On September 30, 2005, European Capital Limited (“ECAS Holding”), a company incorporated in Guernsey, closed on an offering of €750,000 of equity commitments. We provided €520,745 of the equity commitments and third party institutional investors provided €229,255 of the remaining equity commitments. ECAS Holding, through its subsidiary, European Capital S.A. SICAR (“ECAS”), invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and mid-sized public companies primarily in Europe. As of September 30, 2006, we have funded €361,064 ($443,039) of our equity commitment and have a remaining unfunded commitment of €159,681 ($202,603). During the nine months ended September 30, 2006, we also provided ECAS Holding with senior bridge loan financing of $340,527, which was fully repaid as of September 30, 2006. In 2006, ECAS obtained commitments for a €900,000 multi-currency secured revolving credit facility to fund investments. Our total investment at fair value in ECAS Holding as of September 30, 2006 of $458,123 is included as an investment in our accompanying consolidated balance sheet.

Our wholly-owned subsidiary ECFS, entered into a services agreement with ECAS Holding and an investment management agreement with ECAS. Pursuant to the investment management agreement and services agreement, we provide advisory and management services to ECAS and receive a management fee equal to 1.25% of the greater of ECAS’ weighted average gross assets or €750,000. In addition, ECAS and ECAS Holding will reimburse us for costs and expenses incurred by ECFS during the term of the agreement, subject to certain exclusions, including all cost and expenses incurred by us for the organization and formation of ECAS, ECAS Holding and ECFS. For the nine months ended September 30, 2006, we recorded $26,392 of revenue from these agreements consisting of $8,923 of management fees and $17,469 for reimbursements of costs and expenses. For the nine months ended September 30, 2005, we recorded revenue of $4,534 for reimbursements of costs and expenses. As of September 30, 2006 and December 31, 2005, we had a receivable of $2,244 and $10,402, respectively, due from ECAS and ECAS Holding for management fees and reimbursements of costs and expenses, which is included in other assets in the accompanying consolidated balance sheets.

Also pursuant to the investment management agreement, we received in October 2005 warrants to purchase preference shares of ECAS Holding representing 20% of ECAS Holding’s preference shares on a fully-diluted basis. The initial exercise price of the warrants is at least €0.10 per preference share up to a maximum of €10 per preference share. The €10 per preference share price is the initial contribution per preference share at the initial capital commitment. The per share exercise price on the warrants will be reduced to reflect the amount of any future dividends

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except share data)

on the preference shares and increased to reflect the per share amount of capital calls made on the holders of the preference shares in the future. In the event that ECAS Holding issues additional preference shares, we will receive additional warrants to purchase preference shares in ECAS so that at all times the warrants issued to us as manager are not less than 20% of ECAS Holding’s preference shares on a fully-diluted basis. In the event that ECAS Holding undertakes an initial public offering and legal requirements effectively prevent ECAS Holding from being able to issue additional warrants to us, then ECAS Holding will pay us an incentive management fee in cash. The incentive management fee would be subject to a cumulative hurdle rate of 2% per quarter of ECAS’ pre-incentive fee net income as a return on quarterly average net asset value, determined on a cumulative basis through the end of quarter. The incentive management fee, if any, would be earned and payable as follows: (i) no incentive management fee in any calendar quarter in which ECAS’ pre-incentive fee net income does not exceed the cumulative hurdle rate or (ii) 100% of the amount of ECAS’ pre-incentive management fee net income, if any, that exceeds the cumulative hurdle rate but is less than 2.5% per quarter, plus 20% of the amount of ECAS’ pre-incentive fee net income, if any, that is equal to or exceeds 2.5%.

ECAS Holding intends to provide liquidity opportunities to its minority shareholders. In order to provide its minority shareholders with liquidity, the minority shareholders may have the right, in the event that a liquidity event has not been provided within three years of the initial close, to put, subject to applicable law, 50% of their preference shares to ECAS Holding at fair market value. In the event that a liquidity event has not been provided within four years of the initial close, the minority shareholders may put, subject to applicable law, 100% of their preference shares to ECAS Holding at fair market value. If ECAS Holding is unable to fulfill its obligations to redeem the shares, then (i) ECAS Holding will suspend all future dividends to us until such shares are redeemed, (ii) minority investors other than us will have the right to designate a substantial minority of the board of directors of ECAS Holding, and (iii) in the event that ECAS Holding does not redeem such shares by the second put date then the minority investors other than us will have the right to designate a majority of the board of directors of ECAS Holding.

Note 15. Subsequent Event

On October 1, 2006, we entered into a Purchase and Sale Agreement with American Capital Equity I, LLC (the “Equity Fund”) for the sale of approximately 30% of our equity investments (other than warrants associated with debt investments) in 96 portfolio companies (“Transferred Securities”) to the Equity Fund. The aggregate purchase price for the Transferred Securities is approximately $670 million, subject to certain adjustments. The proceeds from the sale of the Transferred Securities have now been received and were used to reduce amounts outstanding under our revolving credit facilities. The Equity Fund will co-invest with us in an amount equal to 30% of our future equity investments until the approximately $330 million commitment of the Equity Fund is exhausted. We do not own an economic equity interest in the Equity Fund. Our wholly-owned taxable affiliate, American Capital Equity Management LLC, will manage the Equity Fund in exchange for a 2% annual management fee on the net cost basis of the assets of the Equity Fund and a 10-30% carried interest in the net profits of the Equity Fund, subject to certain hurdles.

Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations (Dollars in thousands, except per share data)

All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which we operate negatively impacting our financial resources; (ii) certain of our competitors have substantially greater financial resources than us reducing the number of suitable investment opportunities offered to us or reducing the yield necessary to consummate the investment; (iii) there is uncertainty regarding the value of our privately held securities that require our good faith estimate of fair value for which a change in estimate could affect our net asset value; (iv) our investments in securities of privately held companies may be illiquid which could affect our ability to realize a gain; (v) our portfolio companies could default on their loans or provide no returns on our investments which could affect our operating results; (vi) we are dependent on external financing to grow our business; (vii) our ability to retain key management personnel; (viii) an economic downturn or recession could impair our portfolio companies and therefore harm our operating results; (ix) our borrowing arrangements impose certain restrictions; (x) changes in interest rates may affect our cost of capital and net operating income; (xi) we cannot incur additional indebtedness unless we maintain an asset coverage of at least 200%, which may affect returns to our shareholders; (xii) we may fail to continue to qualify for our pass-through treatment as a regulated investment company which could have an affect on shareholder return; (xiii) our common stock price may be volatile; (xiv) our strategy of becoming an asset manager of funds of private assets may not be successful and therefore have a negative impact on our results of operation; and (xv) general business and economic conditions and other risk factors described in our reports filed from time to time with the Securities and Exchange Commission. We caution readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto.

Portfolio Composition

We are a publicly-traded buyout and mezzanine fund that provides investment capital to middle market companies. We invest in senior and subordinated debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. The total portfolio value of our investments was $7,520,814 and $5,117,095 as of September 30, 2006 and December 31, 2005, respectively. During the three months and nine months ended September 30, 2006 we made investments totaling $1,206,800 and $3,475,200, including $90,400 and $320,900, respectively, in funds committed but undrawn under credit facilities and equity commitments at the date of the investment. During the three months and nine months ended September 30, 2005 we made investments totaling $1,448,600 and $2,757,800, including $629,100 and $753,200, respectively, in funds committed but undrawn under credit facilities and equity commitments at the date of the investment. The weighted average effective interest rate on our debt investment securities was 12.6% and 12.8% at September 30, 2006 and December 31, 2005, respectively.

We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts, provide capital directly to early stage and mature private and small public companies, invest in commercial mortgage backed securities and collateralized debt obligation securities and invest in investment funds managed by us. We provide senior debt, mezzanine debt and equity to private and small public companies to fund growth, acquisitions and recapitalizations. We, through our asset management business, are also a manager of debt and equity investments in private companies.

We seek to be a long-term partner with our portfolio companies. As a long-term partner, we will invest capital in a portfolio company subsequent to our initial investment if we believe that it can achieve appropriate returns for our investment. Add-on financings fund (i) strategic acquisitions by the portfolio company of either a complete business or specific lines of a business that are related to the portfolio company’s business, (ii) recapitalization at the portfolio company, (iii) growth at the portfolio company such as product development or plant expansions, or (iv) working capital for portfolio companies, sometimes in distressed situations, that need capital to fund operating costs, debt service, or growth in receivables or inventory.

Our new investments during the three and nine months ended September 30, 2006 and 2005 were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
American Capital Sponsored Buyouts	$533,100	$410,500	$1,840,000	$1,023,400
Financing for Private Equity Buyouts	202,400	243,300	326,500	579,000
Direct Investments	92,100	132,500	110,200	234,200
Investment in European Capital Limited	—	638,100	—	638,100
CMBS Investments	41,700	—	259,000	—
CDO Investments	23,600	—	82,800	—
Add-On Financing for Acquisitions	108,000	5,200	488,900	136,800
Add-On Financing for Recapitalizations	187,000	9,200	337,100	82,600
Add-On Financing for Growth	—	—	1,500	5,000
Add-On Financing for Direct Investments	—	—	—	3,100
Add-On Financing for Working Capital in Distressed Situations	13,900	—	16,000	—
Add-On Financing for Working Capital	5,000	9,800	13,200	55,600

Total	$1,206,800	$1,448,600	$3,475,200	$2,757,800

During the nine months ended September 30, 2006, we received cash proceeds of $1,437,130 from exits of portfolio investments, excluding $365,354 and $2,529 of repayments of bridge notes and accrued PIK interest from ECAS Holding, respectively. This is composed of $49,258 of scheduled principal amortization, $190,348 of senior loan sales, $785,124 of principal prepayments, $56,609 of payments of accrued PIK interest and dividends and accreted OID and $355,791 from the sale of equity investments.

Critical Accounting Policies

Stock-based Compensation

In 2003, we adopted FASB Statement No. 123, Accounting for Stock-Based Compensation, to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148, Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123. In applying FASB Statement No. 123 to all stock options granted in 2003 and forward, the estimated fair value of the stock options are expensed using the straight-line attribution method over the vesting period of the options and are included on the accompanying consolidated statements of operations in “Salaries, benefits and stock-based compensation.” In accordance with FASB Statement No. 123, we elected to continue to apply the provisions of Accounting Principle Board Opinion No. 25 “Accounting for Stock Issued to Employees” to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of our consolidated net operating income and net increase in net assets resulting from operations calculated as if compensation costs were computed in accordance with FASB Statement No. 123.

In December 2004, the FASB issued FASB Statement No. 123 (revised 2004), Share-Based Payment, a revision to FASB Statement No. 123. FASB Statement No. 123(R) also supersedes APB Opinion No. 25 and amends FASB Statement No. 95, Statement of Cash Flows. Generally, the approach in FASB Statement No. 123(R) is similar to the approach described in FASB Statement No. 123. However, FASB Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. In the first quarter of 2006, we adopted FASB Statement No. 123(R) using the “modified prospective” method. Under the modified prospective method, the consolidated financial statements for prior year interim periods and fiscal years will not reflect any restated amounts.

All of our stock options granted prior to January 1, 2003 that were accounted for under APB Opinion No. 25 and not expensed in our consolidated statements of operations were fully vested as of December 31, 2005 and therefore, no additional stock compensation costs for those stock option grants will be recorded subsequent to the adoption of FASB Statement No. 123(R). When recognizing compensation cost under FASB Statement No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under FASB Statement No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of FASB Statement 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle to adjust compensation cost, net of related tax effects, for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods of $1,026, or $0.01 per basic share and $0.01 per diluted share. We calculated the compensation costs that would have been recognized in prior periods and during the nine months ended September 30, 2006 using an estimated annual forfeiture rate of 6.7%.

During the nine months ended September 30, 2006, we granted 5,319 options to purchase shares of common stock. We estimated the weighted average fair value on the date of grant of $2.59 per option using a Black-Scholes option pricing model using the following assumptions: exercise price at market on date of grant, weighted average expected dividend yield of 9.1%, weighted average risk-free interest rate of 4.8%, weighted average expected volatility factor of 0.23, and weighted average expected term of 5.1 years. In prior periods, we determined our expected volatility used in a Black-Scholes option pricing model based on our historical volatility during the expected term of the option. Beginning in the first quarter of 2006, we determined our expected volatility based on a combination of our historical volatility during the expected term of the option and our implied volatility based on the market prices of traded options of our stock.

As of September 30, 2006, the total compensation cost related to nonvested stock option awards not yet recognized was $53,002 that has a weighted average period to be recognized of 3.3 years. For the nine months ended September 30, 2006, we recorded stock-based compensation expense of $11,898 attributable to our stock options.

Deferred Compensation Plans

In the first quarter of 2006, we established a non-qualified deferred compensation plan (the “Plan”) for the purpose of granting bonus awards to our domestic employees. The Plan does not permit diversification and must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Plan are accounted for as a grant of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for awards with performance and service conditions are recognized using the accelerated attribution method over the requisite service period.

For the nine months ended September 30, 2006, we recorded stock-based compensation expense of $12,586 attributable to the Plan. As of September 30, 2006, the total compensation cost related to non-vested bonus awards not yet recognized was $89,783 that has a weighted average period to be recognized of 3.9 years.

Results of Operations

Our consolidated financial performance, as reflected in our consolidated statements of operations, is composed of three primary elements. The first element is “Net operating income,” which is primarily the interest, dividends and prepayment fees earned from investing in debt and equity securities and the fees we earn from financial advisory, asset management and transaction structuring activities, less our operating expenses and provision for income taxes. The second element is “Net realized gain (loss) on investments,” which reflects the difference between the proceeds from an exit of an investment and the cost at which the investment was carried on our consolidated balance sheets and periodic settlements of derivatives. The third element is “Net unrealized appreciation (depreciation) of investments,” which is the net change in the estimated fair values of our investments and the change in the estimated fair value of the future payment streams of our derivatives, at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate.

The consolidated operating results for the three and nine months ended September 30, 2006 and 2005 follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Operating income	$230,827	$148,752	$616,040	$381,339
Operating expenses	115,229	60,942	285,931	150,384

Operating income before income taxes	115,598	87,810	330,109	230,955
Provision for income taxes	(5,600)	(1,884)	(17,976)	(7,668)

Net operating income	109,998	85,926	312,133	223,287

Net realized gain (loss) on investments	51,714	(3,475)	117,411	31,547
Net unrealized appreciation (depreciation) of investments	(30,150)	11,606	153,390	30,252

Net increase in net assets resulting from operations before cumulative effect of accounting change	131,562	94,057	582,934	285,086
Cumulative effect of accounting change, net of tax	—	—	1,026	—

Net increase in net assets resulting from operations	$131,562	$94,057	$583,960	$285,086

Operating Income

Total operating income is comprised of two components: interest and dividend income and fee and other income. For the three months ended September 30, 2006, total operating income increased $82,075, or 55%, over the three months ended September 30, 2005. For the nine months ended September 30, 2006, total operating income increased $234,701, or 62%, over the nine months ended September 30, 2005.

Interest and dividend income consisted of the following for the three and nine months ended September 30, 2006 and 2005:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Interest income on debt securities	$144,962	$102,261	$379,111	$271,306
Interest income on bank deposits and employee loans	2,030	794	4,927	2,033
Dividend income on equity securities	32,653	11,350	83,271	25,394

Total interest and dividend income	$179,645	$114,405	$467,309	$298,733

Interest income on debt securities increased by $42,701 or 42%, to $144,962 for the three months ended September 30, 2006 from $102,261 for the comparable period in 2005, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average interest rate on our debt investments. Our daily weighted average debt investments at cost increased from $3,137,900 in the three month period ended September 30, 2005 to $4,620,100 in the comparable period in 2006 resulting from new loan originations net of loan repayments during the twelve months ended September 30, 2006.

The daily weighted average effective interest rate on debt investments decreased from 12.9% in the three month period ended September 30, 2005 to 12.4% in the comparable period in 2006 due primarily to an increase in the total senior loans as a percentage of our total loan portfolio, partially offset by an increase in interest rates of our variable rate based loans due to an increase in average monthly LIBOR. Our senior loans as a percentage of our total loans at cost, excluding CMBS securities, increased to 51% as of September 30, 2006 from 42% as of September 30, 2005. Our senior loans generally yield lower rates than our higher yielding subordinated loans, but they are typically variable rate based loans that do not necessitate the use of interest rate swap agreements thereby reducing our overall interest swap costs. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. Excluding the impact of the interest rate swap agreements, our daily weighted average effective interest rate for the three months ended September 30, 2006 decreased 50 basis points to 12.4% as compared to the three months ended September 30, 2005. However, including the impact of the interest rate swap agreements, our daily weighted average effective interest rate for the three months ended September 30, 2006 remained at 12.7% as compared to the three months ended September 30, 2005.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a net realized gain (loss) on investments on the interest settlement date. During the three months ended September 30, 2006 and 2005, the total interest benefit (cost) of interest rate derivative agreements included in both net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments was $2,852 and ($2,012), respectively. The decrease in our interest cost of interest rate derivative agreements is due primarily to the increase in the average monthly LIBOR rate from 3.69% in the three month period September 30, 2005 to 5.35% in the three month period ended September 30, 2006.

Dividend income on equity securities increased by $21,303 to $32,653 for the three months ended September 30, 2006 from $11,350 for the comparable period in 2005 due primarily to an increase in preferred stock investments. In addition, we received cash dividends from common equity investments, primarily controlled companies, of $6,818 from two portfolio companies in 2006. We have grown our investments in equity securities, excluding CDO securities, to a fair value of $2,851,619 as of September 30, 2006, a 105% increase over our investments in equity securities as of September 30, 2005. Although these investments do not produce a significant amount of current income, we expect to experience future net realized gains from these equity investments if they continue to appreciate in value.

Our daily weighted average total debt and equity investments at cost increased from $4,295,300 in the three months ended September 30, 2005 to $7,143,200 in the comparable period in 2006. The daily weighted average yield on total debt and equity investments decreased to 9.9% for the three months ended September 30, 2006 from 10.5% for the comparable period in 2005 due to the reasons discussed above. Including the interest benefit (cost) of interest rate derivative agreements that are included in net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments on the consolidated statements of operations, our daily weighted average yield on total debt and equity investments would have been 10.0% and 10.3% for the three months ended September 30, 2006 and 2005, respectively.

Interest income on debt securities increased by $107,805, or 40%, to $379,111 for the nine months ended September 30, 2006 from $271,306 for the comparable period in 2005, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average effective interest rate on our debt investments. Our daily weighted average debt investments at cost increased from $2,781,800 in the nine month period ended September 30, 2005 to $4,044,200 in the comparable period in 2006 resulting from new loan originations net of loan repayments during the last twelve months ended September 30, 2006.

The daily weighted average effective interest rate on debt investments decreased from 13.0% in the nine month period ended September 30, 2005 to 12.5% in the comparable period in 2006 due primarily to an increase in the total senior loans as a percentage of our total loan portfolio, partially offset by an increase in interest rates on our variable rate based loans due to increases in the average monthly LIBOR. In the nine months ended September 30, 2006 and 2005, we recognized an interest rate swap benefit (cost) of $4,330 and ($8,431), respectively, that is included in net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments on the consolidated statements of operations. Excluding the impact of the interest rate basis swap agreements, our daily weighted average effective interest rate for the nine months ended September 30, 2006 decreased 50 basis points to 12.5% as compared to the prior year. However, including the impact of interest rate basis swap agreements, our daily weighted average effective interest rate for the nine months ended September 30, 2006 increased 10 basis points to 12.7% as compared to the prior year.

This is partially offset by an increase in interest rates on our variable rate based loans as the average monthly LIBOR rate increased from 3.2% in the nine month period ended September 30, 2005 to approximately 5.1% in the comparable period in 2006. In addition, the total average non-accruing loans increased from $111,882 in the nine month period ended September 30, 2005 to $165,779 in the comparable period in 2006.

Dividend income on equity securities increased by $57,877 to $83,271 for the nine months ended September 30, 2006 from $25,394 for the comparable period in 2005 due primarily to an increase in preferred stock investments and the other factors discussed above. Our daily weighted average total debt and equity investments at cost increased from $3,788,000 in the nine months ended September 30, 2005 to $6,164,200 in the comparable period in 2006. The daily weighted average yield on total debt and equity investments decreased to 10.0% for the nine months ended September 30, 2006 from 10.5% for the comparable period in 2005. This decrease is primarily due to the decrease in the weighted average effective interest rate on debt securities as discussed above. Including the benefit (cost) of interest rate basis swap agreements that are included in net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments on the consolidated statements of operations, our daily weighted average yield would have decreased to 10.1% for the nine months ended September 30, 2006 from 10.2% for the nine months ended September 30, 2005.

Fee and other income consisted of the following for the three and nine months ended September 30, 2006 and 2005:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Transaction structuring fees	$9,328	$6,143	$34,677	$18,636
Fund management fees and reimbursements	10,554	4,534	26,690	4,534
Equity financing fees	6,692	5,395	24,664	13,785
Advisory and administrative fees	6,465	4,665	18,252	12,333
Loan financing fees	5,519	5,269	16,919	12,829
Other structuring fees	5,001	385	9,255	2,030
Prepayment fees	3,747	5,373	7,662	8,641
Other fees	3,876	2,583	10,612	9,818

Total fee and other income	$51,182	$34,347	$148,731	$82,606

Fee and other income increased by $16,835, or 49%, to $51,182 for the three months ended September 30, 2006 from $34,347 in the comparable period in 2005. Fee and other income increased by $66,125, or 80%, to $148,731 for the nine months ended September 30, 2006 from $82,606 in the comparable period in 2005.

For the three months ended September 30, 2006, we recorded $9,328 in transaction structuring fees for five buyout investments, including one add-on acquisition, totaling $567,100 of American Capital financing. For the three months ended September 30, 2005, we recorded $6,143 in transaction structuring fees for five buyout investments totaling $410,500 of American Capital financing. The transaction structuring fees were 1.6% and 1.5% of American Capital financing in 2006 and 2005, respectively.

For the nine months ended September 30, 2006, we recorded $34,677 in transaction structuring fees for eighteen buyout or direct investments, including three add-on acquisitions, totaling $1,998,900 of American Capital financing. For the nine months ended September 30, 2005, we recorded $18,636 in transaction structuring fees for fourteen buyout investments and two add-on financings for acquisitions totaling $1,097,200 of American Capital financing. The transaction structuring fees were 1.7% of American Capital financing in 2006 and 2005.

Fund management fees and reimbursements primarily represent fees recognized for providing advisory and management services to ECAS pursuant to investment management and services agreements that commenced in the fourth quarter of 2005. In connection with these agreements with ECAS, we recognized $3,159 of management fees and $7,190 for reimbursements of costs and expenses for the three months ended September 30, 2006 for salaries, employee benefits and general and administrative expenses and recognized $8,923 of management fees and $17,469 for reimbursements of costs and expenses for the nine months ended September 30, 2006 for salaries, employee benefits and general and administrative expenses. For the three and nine months ended September 30, 2005, we recognized $4,534 for reimbursement of costs and expenses.

Equity financing fees for the three months ended September 30, 2006 increased $1,297 over the comparable period in 2005. The increase in equity financing fees was attributable to an increase in new equity investments from $161,200 in the three month period ended September 30, 2005 to $260,800 in the comparable period in 2006. Equity financing fees were 2.6% and 3.3% of equity financing in the three months ended September 30, 2006 and 2005, respectively. Equity financing fees for the nine months ended September 30, 2006 increased $10,879 over the comparable period in 2005. The increase in equity financing fees was attributable to an increase in new equity investments from $419,600 in the nine month period ended September 30, 2005 to $852,700 in the comparable period in 2006. Equity financing fees were 2.9% and 3.3% of equity financing in the nine months ended September 30, 2006 and 2005, respectively.

Advisory and administrative fees for the three months ended September 30, 2006 increased $2,469, or 62%, over the comparable period in 2005. Advisory and administrative fees for the nine months ended September 30, 2006 increased $7,704, or 73%, over the comparable period in 2005. The increase in advisory and administrative fees is attributable primarily to the increase in the number of portfolio companies under management.

Loan financing fees for the three months ended September 30, 2006 increased $250, or 5%, over the comparable period in 2005. The increase in loan financing fees was attributable to an increase in new debt investments from $649,300 in the three month period ended September 30, 2005 to $880,700 in the comparable period in 2006. The loan financing fees were 0.6% and 0.8% of loan originations in the three months ended September 30, 2006 and 2005, respectively. Loan financing fees for the nine months ended September 30, 2006 increased $4,090, or 32%, over the comparable period in 2005. The increase in loan financing fees was attributable to an increase in new debt investments from $1,680,700 in the nine month period ended September 30, 2005 to $2,280,800 in the comparable period in 2006. The loan financing fees were 0.7% and 0.8% of loan originations in the nine months ended September 30, 2006 and 2005, respectively. Loan fees we receive that are representative of additional yield are deferred as a discount and accreted into interest income and are not recorded as fee income.

The prepayment fees of $3,747 for the three months ended September 30, 2006 are the result of the prepayment by twelve portfolio companies of loans totaling $204,700 compared to prepayment fees of $5,373 for the three months ended September 30, 2005 as the result of the prepayment by five portfolio companies of loans totaling $146,400. Prepayment fees were 1.8% and 3.7% of debt prepayments that were subject to a prepayment penalty for the three months ended September 30, 2006 and 2005, respectively. The prepayment fees of $7,662 for the nine months ended September 30, 2006 are the result of the prepayment by twenty-one portfolio companies of loans totaling $376,000 compared to prepayment fees of $8,641 for the nine months ended September 30, 2005 as the result of the prepayment by fourteen portfolio companies of loans totaling $284,600. Prepayment fees were 2.0% and 3.0% of debt prepayments that were subject to a prepayment penalty in the nine months ended September 30, 2006 and 2005, respectively.

Operating Expenses

Operating expenses for the three months ended September 30, 2006 increased $54,287, or 89%, over the comparable period in 2005. For the nine months ended September 30, 2006 operating expenses increased $135,547, or 90%, over the comparable period in 2005. Our operating leverage was 2.1% and 2.2% for the three months ended September 30, 2006 and 2005, respectively. For the nine months ended September 30, 2006 and 2005, our operating leverage was 1.9% in both periods, respectively. Operating leverage is our annualized operating expenses, excluding stock-based compensation, interest expense and operating expenses reimbursed under management agreements, divided by our total assets at period end.

Interest expense increased from $27,889 for the three months ended September 30, 2005 to $55,625 in the comparable period in 2006. The increase in interest expense is due both to an increase in our weighted average borrowings from $2,073,800 in the three months ended September 30, 2005 to $3,412,700 in the comparable period in 2006 and to an increase in our weighted average interest rate on outstanding borrowings, including amortization of deferred financing costs, from 5.4% during the three months ended September 30, 2005 to 6.5% during the comparable period in 2006. Interest expense increased from $67,225 for the nine months ended September 30, 2005 to $132,385 in the comparable period in 2006. The increase in interest expense is due both to an increase in our weighted average borrowings from $1,799,500 in the nine months ended September 30, 2005 to $2,846,100 in the comparable period in 2006 and to an increase in our weighted average interest rate on outstanding borrowings, including amortization of deferred financing costs, from 5.0% during the nine months ended September 30, 2005 to 6.2% during the comparable period in 2006. As discussed above, the increase in the weighted average interest rate is primarily due to an increase in the average monthly LIBOR rate from 3.2% in the nine months ended September 30, 2005 to 5.1% in the comparable period in 2006.

Salaries, benefits and stock-based compensation expense increased 96% from $20,837 in the three months ended September 30, 2005 to $40,928 in the comparable period in 2006. Salaries, benefits and stock-based compensation expense increased 84% from $55,850 in the nine months ended September 30, 2005 to $102,943 in the comparable period in 2006. Salaries, benefits and stock-based compensation consisted of the following for the three and nine months ended September 30, 2006 and 2005:

	Three Months Ended September 30,		Nine months Ended September 30,
	2006	2005	2006	2005
Salaries	$25,087	$15,291	$66,660	$40,552
Benefits	2,946	1,810	9,463	5,218
Stock-based and other deferred compensation	12,895	3,736	26,820	10,080

Total salaries, benefits and stock-based compensation	$40,928	$20,837	$102,943	$55,850

The total increases are due primarily to an increase in employees from 277 at September 30, 2005 to 452 at September 30, 2006 and annual salary rate increases. The increase in the number of employees is due to our growth as we have added investment professionals and administrative staff as we continue to build our investment platform and our asset management business, including the opening of three offices in London, Paris and Palo Alto.

General and administrative expenses increased from $12,216 in the three months ended September 30, 2005 to $18,676 in the comparable period in 2006. General and administrative expenses increased from $27,309 in the nine months ended September 30, 2005 to $50,603 in the comparable period in 2006. The increase is due primarily to additional overhead attributable to the increase in the number of employees and the opening of three new offices, including higher employee recruiting costs and rent expense, as well as higher due diligence costs related to prospective investment transactions that were terminated by us and higher legal and accounting fees.

Provision for Income Taxes

We operate to qualify to be taxed as a regulated investment company, or a RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. We have distributed and currently intend to distribute sufficient dividends to eliminate investment company taxable income. However, we are subject to a nondeductible federal excise tax of 4% on our undistributed investment company taxable income if we do not distribute at least 98% of our investment company ordinary taxable income in any calendar year, 98% of our capital gain net income for each one-year period ending on October 31 and any shortfall in distributing taxable income from the prior calendar year. For calendar year 2005, we retained $48,282 of our investment company taxable income. For the three and nine months ended September 30, 2006, we accrued a federal excise tax of $2,412 and $3,236, respectively, which is included in our provision for income taxes.

For our tax year ended September 30, 2006, we had net long-term capital gains determined on a tax basis of $43,204. On October 30, 2006, we elected to retain our net long-term capital gains and pay a federal income tax of $15,121. These payments will be treated as a deemed distribution to our shareholders because taxes were paid on behalf of our shareholders.

Our consolidated taxable operating subsidiaries, ACFS and ECFS, are subject to corporate level federal, state and local income tax in their respective jurisdictions. ECFS is incorporated in Guernsey where it has received an exempt status and therefore does not pay any income tax; however, the wholly-owned subsidiary of ECFS is subject to corporate level income tax. For the three and nine months ended September 30, 2006, we recorded a tax provision of $3,188 and $14,740, respectively, attributable to our taxable operating subsidiaries. For the three and nine months ended September 30, 2005, we recorded a tax provision of $1,884 and $7,668, respectively, attributable to our taxable operating subsidiaries. The increase in the tax provision in 2006 as compared to 2005 is due primarily to the increase in fee income earned by ACFS in 2006 as a result of an increase in American Capital sponsored buyout transactions structured by ACFS.

Net Realized Gains (Losses) on Investments

Our net realized gains (losses) for the three and nine months ended September 30, 2006 and 2005 consisted of the following:

	Three Months Ended September 30, 2006	Three Months Ended September 30, 2005	Nine Months Ended September 30, 2006	Nine Months Ended September 30, 2005
KAC Holdings, Inc.	$47,126	$—	$47,126	$—
Iowa Mold Tooling Co., Inc.	35,966	—	35,966	—
3SI Acquisition Holdings, Inc.	—	—	26,615	—
ASC Industries, Inc.	—	—	24,992	—
Jones Stephens Corp.	24,642	—	24,642	—
Bankruptcy Management Solutions, Inc.	22,223	—	22,223	—
Network for Medical Communication & Research, LLC	—	—	21,570	—
Aeriform Corporation	6,338	—	6,338	—
PaR Nuclear Holding Company	—	—	5,397	—
BC Natural Foods, LLC	5,072	1,213	5,072	1,213
Edge Products, LLC	(52)	—	4,049	—
American Driveline Systems, Inc.	3,309	—	3,309	—
Alemite Holdings, Inc.	—	—	1,997	—
Roadrunner Freight Systems, Inc.	—	(18)	—	26,321
CIVCO Holding, Inc.	—	—	—	12,611
Automatic Bar Controls, Inc.	—	218	—	11,765
Chronic Care Solutions, Inc.		6,477		6,477
HMS Healthcare Inc.		5,562		5,655
Cycle Gear, Inc.	—	73	—	3,779
The Lion Brewery, Inc.	—	—	—	1,896
Bumble Bee Seafoods, L.P.	—	—	—	1,882
Kelly Aerospace, Inc.	—	—	—	1,747
ACS PTI, Inc.	—	(367)	—	1,524
Other, net	3,969	1,209	10,300	2,754

Total gross realized portfolio gains, net	148,593	14,367	239,596	77,624

Weber Nickel Technologies, Ltd.	(28,681)	—	(28,681)	—
Stravina Holdings, Inc.	(18,982)	(1,000)	(18,982)	(1,000)
American Decorative Surfaces International, Inc.	26	(4,102)	(15,786)	(4,102)
UAV Corporation	69	—	(14,618)	—
nSpired Holdings, Inc.	(13,686)	—	(13,686)	—
Halex Holdings, Inc.	(11,326)	—	(11,326)	—
Logex Corporation	(7,454)	—	(7,454)	—
S-Tran Holdings, Inc.	(6,338)	(140)	(6,578)	(22,195)
Optima Bus Corporation	(6,094)	—	(6,094)	—
KIC Holdings, Inc.	(5,100)	—	(5,100)	—
Euro-Caribe Packing Company, Inc.	(4,727)	—	(4,727)	—
MBT International, Inc.	—	(6,110)	—	(6,110)
Other, net	(73)	(3,784)	(269)	(4,508)

Total gross realized portfolio losses, net	(102,366)	(15,136)	(133,301)	(37,915)

Total net realized portfolio gains	46,227	(769)	106,295	39,709
Interest rate derivative periodic interest receipts (payments)	3,552	(2,706)	4,994	(8,162)
Interest rate derivative settlement receipts and other	1,935	—	6,122	—

Total net realized gains (losses)	$51,714	$(3,475)	$117,411	$31,547

In the third quarter of 2006, we received full repayment of our remaining $23,325 subordinated debt investment in KAC Holdings, Inc. and sold all of our common and preferred equity investment for $65,399 in proceeds realizing a total gain of $47,126 offset by a reversal of unrealized appreciation of $49,131. The gain we recognized includes proceeds we expect to receive held in escrow of $5,280.

In the third quarter of 2006, we received full repayment of our remaining $16,288 subordinated debt investment in Iowa Mold Tooling Co., Inc. and sold all of our common and preferred equity for $78,438 in proceeds realizing a total gain of $35,966 offset by a reversal of unrealized appreciation of $20,569. The gain we recognized includes proceeds we expect to receive held in escrow of $5,010.

In the second quarter of 2006, we received full repayment of our remaining $39,921 subordinated debt investment in 3SI Acquisition Holdings, Inc. and sold all of our common equity for $53,463 in proceeds realizing a total gain of $26,615 offset by a reversal of unrealized appreciation of $28,002. The gain we recognized includes proceeds we expect to receive held in escrow of $4,464.

In the second quarter of 2006, we received full repayment of our $20,500 subordinated debt investment in ASC Industries, Inc. and sold all of our equity investments for $35,228 in proceeds realizing a total gain of $24,992 offset by a reversal of unrealized appreciation of $19,215.

In the third quarter of 2006, we received full repayment of our $22,932 subordinated debt investment in Jones Stephens Corp. and sold all of our common and preferred equity for $38,439 in proceeds realizing a total gain of $24,642 offset by a reversal of unrealized appreciation of $31,301. The gain we recognized includes proceeds we expect to receive held in escrow of $5,430. We provided $22,365 of subordinated debt financing to the purchasers of Jones Stephens.

In the third quarter of 2006, we received full repayment of our remaining $46,565 senior and subordinated debt investments in Bankruptcy Management Solutions, Inc. and sold all of our common equity for $21,405 in proceeds realizing a total gain of $22,223 offset by a reversal of unrealized appreciation of $21,448.

In the first quarter of 2006, we received full repayment of our remaining $10,400 subordinated debt investment in Network for Medical Communication & Research, LLC and sold all of our common equity warrants for $22,275 in proceeds realizing a total gain of $21,570 offset by a reversal of unrealized appreciation of $23,110. The gain we recognized includes proceeds we expect to receive held in escrow of $1,320.

In the third quarter of 2006, the assets of Aeriform Corporation were sold pursuant to an asset sale agreement. We received $62,204 in proceeds for the payment on our senior and subordinated debt investments in Aeriform from the sale proceeds and wrote off our equity investment in Aeriform. We recognized a total net realized gain of $6,338, which was comprised of $6,477 of unamortized OID partially less a realized loss of $139 on our equity investment offset by a reversal of unrealized depreciation of $119. We continue to have a subordinated debt investment in Aeriform with a fair value of $2,574 as of September 30, 2006 for which we expect to receive proceeds from the sale that are held in escrow.

In the second quarter of 2006, we sold all of our remaining equity investments in PaR Nuclear Holding Company realizing a gain of $5,397 offset by a reversal of unrealized appreciation of $4,139.

In the third quarter of 2006, we received full repayment of our remaining $15,865 subordinated debt investment in BC Natural Foods, LLC and sold all of our common equity for $7,962 in proceeds realizing a total gain of $5,072 offset by a reversal of unrealized appreciation of $4,197.

In the third quarter of 2006, Weber Nickel Technologies, Ltd. filed for bankruptcy protection in Canada under the Companies’ Creditors Arrangement Act. Although we are pursuing our claims, we do not expect to receive any proceeds from our subordinated debt or equity investment in Weber. We deemed our investments to be worthless and recognized a realized loss of $28,681 offset by a reversal of unrealized depreciation of $28,700.

In the third quarter of 2006, we sold a portion of our equity investment in Stravina Holdings, Inc. for nominal proceeds resulting in a realized loss of $18,982 offset by a reversal of unrealized depreciation of $18,982.

In the first quarter of 2006, American Decorative Surfaces International, Inc. ceased business operations and a receiver was appointed to liquidate its remaining assets. Although we are pursuing our claims in the receivership, we do not expect to receive any additional proceeds from the liquidation. Our remaining subordinated debt and equity investments were deemed worthless and we recognized a realized loss of $15,786 offset by the reversal of unrealized depreciation of $18,703.

In the second quarter of 2006, we sold our senior subordinated debt investment in UAV Corporation for nominal proceeds realizing a loss of $14,618 offset by a reversal of unrealized depreciation of $12,044.

In the third quarter of 2006, we sold a portion of our equity investments in five portfolio companies - nSpired Holdings, Inc., Halex Holdings, Inc., Logex Corporation, KIC Holdings, Inc. and Euro-Caribe Packing Company - in one transaction for nominal proceeds resulting in a total realized loss of $42,293 offset by a reversal of unrealized depreciation of $42,293.

During 2005, S-Tran Holdings, Inc. filed for Chapter 11 bankruptcy. At the time of the bankruptcy filing, we did not expect to receive any proceeds from the liquidation of S-Tran for our equity investment in S-Tran. Our common stock investment was deemed worthless and was written off in 2005. In the third quarter of 2006, although we pursuing our claims, we concluded that we do not expect to receive any proceeds on our remaining debt investment such that our debt investment was deemed worthless and therefore we wrote off our debt investment resulting in a realized loss of $6,338 offset by a reversal of unrealized depreciation of $5,571.

In the third quarter of 2006, we received full repayment of our remaining senior and subordinated debt in investments in Optima Bus Corporation of $12,823 and received $11,914 of proceeds for our equity investments from the sale of the assets of Optima, realizing a total net loss of $6,094 offset by a reversal of unrealized depreciation of $15,972.

In the second quarter of 2005, we received full repayment of our remaining $5,299 subordinated debt investments in Roadrunner Freight Systems, Inc. and sold all of our equity investments in Roadrunner Freight consisting of our common stock and common stock warrants for $41,517 in proceeds realizing a total gain of $26,321 offset by a reversal of unrealized appreciation of $23,789. We provided $23,600 of subordinated bridge debt financing to the purchasers for which we subsequently received full repayment during the second quarter of 2005.

In the second quarter of 2005, we received full repayment of our $28,597 of subordinated debt investments in CIVCO Holding, Inc. and sold all or our remaining equity investments in CIVCO consisting of our common stock and common stock warrants for $14,651 in proceeds realizing a total gain of $12,611 offset by a reversal of unrealized appreciation of $6,802.

In the second quarter of 2005, we received full repayment of our $25,539 of our remaining senior and subordinated debt investments in Automatic Bar Controls, Inc. and sold all or our remaining equity investments in Automatic Bar consisting of our common stock and common stock warrants for $18,505 in proceeds realizing a total gain of $11,765 offset by a reversal of unrealized appreciation of $14,062.

In the second quarter of 2005, S-Tran Holdings, Inc. filed for Chapter 11 bankruptcy. We do not expect to receive any proceeds from the liquidation of S-Tran for our common stock investment in S-Tran. Our common stock investment was deemed worthless and was written off resulting in a realized loss of $22,195 offset by a reversal of unrealized depreciation of $21,849.

In the third quarter of 2005, we received full repayment of our $71,994 of remaining subordinated debt investments in Chronic Care Solutions, Inc. and sold all or our equity investments in Chronic Care Solutions consisting of our preferred stock, common stock and common stock warrants for $17,078 in proceeds realizing a total gain of $6,477 offset by a reversal of unrealized appreciation of $5,630. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $2,742.

In the third quarter of 2005, the operating assets of MBT International, Inc. were sold pursuant to an asset purchase agreement. We received cash proceeds from the sale of the operating assets as partial payment on our subordinated debt investments and expect to receive additional partial payments on our subordinated debt investments from sale proceeds held in escrow and from the sale of MBT’s real property. Subsequent to the asset sale, we deemed our equity investments worthless and wrote off the securities. We realized a total loss of $6,110 offset by a reversal of unrealized depreciation of $4,015.

Unrealized Appreciation and Depreciation of Investments

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined by management and approved by our board of directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for the three and nine months ended September 30, 2006 and 2005:

	Number of Companies	Three Months Ended September 30, 2006	Number of Companies	Three Months Ended September 30, 2005
Gross unrealized appreciation of portfolio company investments	36	$135,545	20	$46,377
Gross unrealized depreciation of portfolio company investments	28	(123,274)	13	(52,449)
Reversal of prior period unrealized appreciation upon a realization		(14,847)		(663)

Net unrealized depreciation of portfolio company investments		(2,576)		(6,735)
Foreign currency translation		14,725		—
Derivative agreements		(42,299)		18,341

Net unrealized (depreciation) appreciation of investments		$(30,150)		$11,606

	Number of Companies	Nine Months Ended September 30, 2006	Number of Companies	Nine Months Ended September 30, 2005
Gross unrealized appreciation of portfolio company investments	55	$504,960	37	$203,018
Gross unrealized depreciation of portfolio company investments	48	(292,171)	23	(157,578)
Reversal of prior period unrealized appreciation upon a realization		(64,318)		(35,330)

Net unrealized appreciation of portfolio company investments		148,471		10,110
Foreign currency translation		14,175		—
Derivative agreements		(9,256)		20,142

Net unrealized appreciation of investments		$153,390		$30,252

The fair value of the derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. They appreciate or depreciate based on relative market interest rates and their remaining term to maturity. The change in fair value is recorded as unrealized appreciation (depreciation) of derivative agreements. The decrease in the fair value of our derivative agreements in the three month period ended September 30, 2006 is due primarily to a decrease in LIBOR during the three months ended September 30, 2006 as compared to the prior quarter and a resulting decrease in the forward interest rate yield curve.

As previously discussed, we record the accrual of the periodic interest settlements of interest rate swaps in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.

We have a limited amount of investments in portfolio companies, including ECAS Holding, for which the investment is denominated in a foreign currency, primarily the Euro. We also have other assets and liabilities denominated in foreign currencies. Fluctuations in exchange rates therefore impact our financial condition and results of operations, as reported in U.S. dollars. During the three and nine months ended September 30, 2006, the foreign currency translation adjustment recorded in our consolidated statements of operations was unrealized appreciation of $14,725 and $14,175, respectively, primarily as a result of the Euro appreciating against the U.S. dollar.

Our board of directors is responsible for determining the fair value of our portfolio investments on a quarterly basis. In that regard, the board has retained Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (“Houlihan Lokey”) to assist it by having Houlihan Lokey regularly review a designated percentage of our fair value determinations. Houlihan Lokey is a leading valuation firm in the U.S., engaged in approximately 1,000 valuation assignments per year for clients worldwide. Each quarter, Houlihan Lokey reviews our determination of the fair value of approximately 25% of American Capital’s portfolio company investments that have been portfolio companies for at least one year and that have a fair value in excess of $10 million.

For the third quarter of 2006, Houlihan Lokey reviewed our valuations of 30 portfolio companies having an aggregate $1,731,000 in fair value as reflected in our consolidated financial statements as of September 30, 2006. Over the last four quarters, Houlihan Lokey has reviewed 99 portfolio companies totaling $4,430,000 in fair value as of their respective valuation dates. In addition, Houlihan Lokey representatives attend our quarterly valuation meetings and provide periodic reports and recommendations to our audit and compliance committee of the board of directors. For those portfolio company investments that Houlihan Lokey has reviewed using the scope of review set forth by our board, our board has made a fair value determination that is within the aggregate range of fair value for such investments as determined by Houlihan Lokey.

In February 2006, we entered into a commitment to provide $84,993 of mezzanine and equity financing to ASAlliances Biofuels, LLC, through our investment in ACSAB, LLC, to fund its development of three large scale ethanol production facilities. Construction of all facilities has commenced and are projected to be in operation in late 2007. As of September 30, 2006, our cost basis in ACSAB, LLC was $67,165, which represents a 43% diluted ownership interest in ASAlliances Biofuels, LLC. As of September 30, 2006, our investment has appreciated to a fair value of $119,954. The increase in the valuation is driven in part by recent developments in the ethanol and energy markets and market comparables. In addition to our standard scope, we engaged Houlihan Lokey to review the value of ACSAB, LLC as of September 30, 2006, since we determined that its fair value had risen significantly in the year in which the investment was made. The fair value of this investment as determined by our Board is within the range of fair value for the investment as determined by Houlihan Lokey.

Houlihan Lokey has been engaged, or may in the future be engaged, directly by us or our portfolio companies to provide investment banking services.

Financial Condition, Liquidity and Capital Resources

At September 30, 2006, we had $34,129 in cash and cash equivalents and $124,315 in restricted cash. Our restricted cash consists primarily of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized debt agreements, those funds are generally distributed within 90 days to pay interest and principal on the securitized debt. As of September 30, 2006, we had availability of $738,946 under our revolving debt funding facilities and $111,938 under our forward equity sale agreement assuming the forward price as of September 30, 2006. During the nine months ended September 30, 2006, we principally funded investments using draws on the revolving debt funding facilities, unsecured debt issuances and equity offerings, including forward equity sale agreements, as well as proceeds from sales of senior loans, repayments of loans and sales of equity investments.

As a regulated investment company, we are required to distribute annually 90% or more of our investment company taxable income and 98% of our net realized short-term capital gains to shareholders. We provide shareholders with the option of reinvesting their distributions in American Capital. In August 2004, we amended our dividend reinvestment plan to provide a 5% discount on shares purchased through the reinvested dividends, effective for dividends paid in December 2004 and thereafter, subject to terms of the plan. While we will continue to provide shareholders with the option of reinvesting their distributions in American Capital, we have historically had to and anticipate continuing to issue debt or equity securities in addition to the above borrowings to expand our investments in middle market companies. The terms of the future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to us on terms we deem favorable.

We believe that we are currently in compliance with the requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to qualify as a business development company under the Investment Company Act of 1940, as amended. As a business development company, our asset coverage, as defined in the Investment Company Act of 1940, must be at least 200% after each issuance of senior securities. As of September 30, 2006 and December 31, 2005, our asset coverage was 212% and 217%, respectively.

Equity Capital Raising Activities

Forward Sale Agreements

We periodically complete public offerings where shares of our common stock are sold in which a portion of the shares are offered directly by us and a portion of the shares are sold by third parties, or forward purchasers, in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements. The shares of common stock sold by the forward purchasers are borrowed from third party market sources. Pursuant to the forward sale agreements, we are required to sell to the forward purchasers shares of our common stock generally at such times as we elect over a one-year period. On a settlement date, we issue and sell shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price is initially the public offering price of shares of our common stock less the underwriting discount. The forward sale agreements provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and also is subject to specified decreases on certain dates during the duration of the agreement. The forward sale prices are also subject to decrease if the total cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Each forward purchaser under a forward sale agreement has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement, or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with Emerging Issues Task Force (EITF) Issue No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, the forward sale agreements are considered equity instruments that are initially measured at a fair value of zero and reported in permanent equity. Subsequent changes in the fair value are not recognized. The shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, Participating Securities and the Two-Class Method Under FASB Statement No. 128, the forward sale agreements are not considered participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, Earnings per Share. However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

Our objective with the use of forward sale agreements is to allow us to manage more efficiently our debt to equity ratio, considering applicable statutory requirements and our capital needs associated with funding our investment activities. As a BDC, we are able to issue debt securities and preferred stock in an amount such that our asset coverage is at least 200% of the amount of our outstanding debt securities and preferred stock. Because we do not currently have any preferred stock outstanding, this provision of the 1940 Act effectively limits our ratio of debt to equity at this time to 1:1. However, as a practical matter, in order to provide sufficient flexibility to fund our projected investments and a cushion, we generally keep our debt to equity ratio somewhat below 1:1. For example, as of September 30, 2006, our ratio of debt to equity was 0.90:1.

A principal consideration in keeping our debt to equity ratio at less than 1:1 is that given the nature and variability of the equity capital markets, it is not practical to raise equity in frequent small increments, which would match in amount and timing our needs for investment funds. Thus, we are required to raise equity in larger increments than may be immediately invested and therefore we repay advances on our credit facilities with the proceeds of such equity issuances. We then make investments and manage our cash needs by drawing on our credit facilities. The funding sequence of issuing equity, repaying our credit facilities and then drawing on the credit facilities to fund new investments causes our average debt to equity ratio to be materially below 1:1. Moreover, because we cannot be assured that access to equity markets will be available whenever we may need equity capital to make a new investment, we must generally keep our credit availability somewhat higher and our debt to equity ratio materially lower than what would otherwise be if we were more readily assured access to equity capital.

The use of forward sale contracts is expected to allow us to deliver common stock and receive cash at our election to the extent covered by outstanding contracts, without undertaking a new offering of common stock. Because we would be more assured of access to equity capital, we expect to be in a position to allow our debt to equity ratio to be closer to 1:1 than without the use of forward sale agreements. For example, the use of the forward sale agreements beginning in 2004 has enabled us to increase our debt to equity ratio from 0.71:1 as of December 31, 2003 to 0.90:1 as of September 30, 2006. During periods in which we have reported earnings, having a higher debt to equity ratio should have a beneficial effect on our overall cost of capital, which could result in increased earnings.

Equity Offerings

For the nine months ended September, 30, 2006 and 2005, we completed several public offerings of our common stock in which shares were sold either directly by us or by forward purchasers in connection with forward sale agreements. The following table summarizes the total shares sold directly by us, including shares sold pursuant to the underwriters’ over-allotment options and through forward sale agreements, and the proceeds we received, excluding issuance costs, for the public offerings of our common stock for the nine months ended September 30, 2006 and 2005:

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price per Share
July 2006 public offering	3,048	$99,922	$32.78
Issuances under April 2006 Forward Sale Agreements	4,000	133,511	33.38
April 2006 public offering	9,800	333,062	33.99
February 2006 public offering	987	35,620	36.10
Issuances under January 2006 Forward Sale Agreements	4,000	137,259	34.31
January 2006 public offering	600	20,904	34.84
Issuances under November 2005 Forward Sale Agreements	3,500	124,824	35.66
Issuances under September 2005 Forward Sale Agreements	750	26,113	34.82

Total for the nine months ended September 30, 2006	26,685	$911,215	$34.15

September 2005 public offering	2,000	$71,440	$35.72
Issuances under March 2005 Forward Sale Agreements	8,000	235,353	29.42
March 2005 public offering	2,000	60,228	30.11
Issuances under September 2004 Forward Sale Agreements	6,250	178,312	28.53

Total for the nine months ended September 30, 2005	18,250	$545,333	$29.88

We entered into a forward sale agreement (the “September 2006 Forward Sale Agreement”) to sell 3,000 shares of common stock. The 3,000 shares of common stock were borrowed from third party market sources by the counterparties, or forward purchasers, of the September 2006 Forward Sale Agreements who then sold the shares to the public. Pursuant to the September 2006 Forward Sale Agreement, we must sell to the forward purchases 3,000 shares of our common stock generally at such times as we elect over a one-year period. The September 2006 Forward Sale Agreement provides for settlement date or dates to be specified at our discretion within the duration of the September 2006 Forward Sale Agreement through termination in September 2007. On a settlement date, we will issue shares of our common stock to the forward purchasers at the then applicable forward sale price. The forward sale price was initially $37.30 per share, which was the public offering price of shares of our common stock less the underwriting discount. The September 2006 Forward Sale Agreements provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and is subject to a decrease by $0.84, $0.87, $0.90, and $0.91 on each of December 1, 2006, March 2, 2007, June 1, 2007 and September 7, 2007, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. As of September 30, 2006, there have been no draws under the September 2006 Forward Sale Agreement.

As of September 30, 2006, all other forward sale agreements had been fully settled.

Debt Capital Raising Activities

Our debt obligations consisted of the following:

Debt	September 30, 2006	December 31, 2005
Secured revolving credit facility, $1,000,000 commitment	$452,164	$593,369
Unsecured revolving credit facility, $900,000 commitment	833,890	162,000
Secured revolving credit facility, $125,000 commitment	—	—
Unsecured debt due through September 2011	167,000	167,000
Unsecured debt due August 2010	126,000	126,000
Unsecured debt due October 2020	75,457	75,481
Unsecured debt due February 2011	23,381	—
TRS Facility	250,000	110,219
ACAS Business Loan Trust 2002-2 asset securitization	—	5,406
ACAS Business Loan Trust 2003-1 asset securitization	—	23,320
ACAS Business Loan Trust 2003-2 asset securitization	—	32,268
ACAS Business Loan Trust 2004-1 asset securitization	409,772	409,772
ACAS Business Loan Trust 2005-1 asset securitization	830,000	762,025
ACAS Business Loan Trust 2006-1 asset securitization	436,000	—

Total	$3,603,664	$2,466,860

The weighted average debt balance for the three months ended September 30, 2006 and 2005 was $3,412,700 and $2,073,800 respectively. The weighted average debt balance for the nine months ended September 30, 2006 and 2005 was $2,846,100 and $1,799,500, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the three months ended September 30, 2006 and 2005 was 6.5% and 5.4%, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the nine months ended September 30, 2006 and 2005 was 6.2% and 5.0%, respectively. Except for the debt covenant violation discussed below, we are currently in compliance with all of our debt covenants.

In October 2006, we terminated the $125,000 secured revolving credit facility.

In October 2006, we amended the $1,000,000 secured revolving credit facility to extend the termination date to October 2007 and increased the commitment to $1,250,000. As amended, our ability to make draws under the facility expires one business day before the termination date.

In July 2006, we completed a $500,000 asset securitization. In connection with the transaction, ACAS Business Loan Trust 2006-1 (“BLT 2006-1”), an indirect consolidated subsidiary of American Capital Strategies, Ltd., issued $291,000 Class A notes, $37,000 Class B notes, $72,500 Class C notes, $35,500 Class D notes and $64,000 Class E notes (collectively, the “2006-1 Notes”). The Class A notes, Class B notes, Class C notes and Class D notes were sold to institutional investors and the Class E notes were retained by us. The 2006-1 Notes are secured by loans originated or acquired by us and sold to a wholly-owned consolidated subsidiary, which in turn sold such loans to BLT 2006-1. The loans are secured by loans and assets from our portfolio companies with a principal balance of $500,000 as of September 30, 2006. Through August 26, 2009, BLT 2006-1 may also generally use principal collections from the underlying loan pool to purchase additional loans to secure the 2006-1 Notes. After such time, principal payments on the 2006-1 Notes will generally be applied pro rata to each class of 2006-1 Notes outstanding until the aggregate outstanding principal balance of the loan pool is less than $250,000 or the occurrence of certain other events. Payments will then be applied sequentially to the Class A notes, the Class B notes, the Class C notes, the Class D notes and the Class E Notes. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. The Class A notes have an interest rate of three-month LIBOR plus 23 basis points, the Class B notes have an interest rate of three-month LIBOR plus 36 basis points, the Class C notes have an interest rate of three-month LIBOR plus 65 basis points and the Class D notes have an interest rate of three-month LIBOR plus 125 basis points. The 2006-1 Notes contain customary default provisions and mature in November 2019 unless redeemed or repaid prior to such date.

In February 2006, we entered into a note purchase agreement to issue €14,000 and £3,000 of senior unsecured five-year notes to institutional investors in a private placement offering. The €14,000 Series 2006-A Notes have a fixed interest rate of 5.177% and the £3,000 Series 2006-B Notes have a fixed interest rate of 6.565%. Each series matures in February 2011. The note purchase agreement contains customary default provisions.

In January 2006, we issued the remaining $67,975 of Class A-2A notes under our asset securitization for ACAS Business Loan Trust 2005-1.

In January 2006, we expanded the committed amount of our existing unsecured revolving line of credit from $255,000 to $310,000 as a result of new lender commitments. In May 2006, the revolving facility was amended and restated to add additional new lenders and to increase the available commitments thereunder to $900,000. The facility may be expanded through new or additional commitments up to $1,150,000 in accordance with the terms and conditions set forth in the related agreement. The facility contains various covenants, including limits on annual corporate capital expenditures. As of September 30, 2006, we were not in compliance with the annual corporate capital expenditures financial covenant. On October 27, 2006, the Company and the lenders amended the credit agreement. The amendment included a waiver of the debt covenant violation and amended the financial covenant for corporate capital expenditures.

We have a total return swap facility (the “TRS Facility”) with Wachovia Bank, N.A. (“Wachovia”) under which we pledge certain of our investments to Wachovia from time to time in exchange for financing. Subject to the terms and conditions of the TRS Facility, we may generally repay and reborrow proceeds and are required to make payments to Wachovia on outstanding funds at a rate equal to one-month LIBOR plus 125 basis points. We must also repay all or a portion of any funded amount upon the occurrence of certain events. The TRS Facility contains customary default provisions and is scheduled to terminate in December 2006. We have accounted for the TRS Facility as a secured financing arrangement with the outstanding borrowed amount included as a debt obligation on the accompanying consolidated balance sheets.

Portfolio Credit Quality

Loan Grading and Performance

We grade all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant. We assign only one loan grade to each portfolio company for all loan investments in that portfolio company.

Under this system, loans with a grade of 4 involve the least amount of risk in our portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. For loans graded 3, the borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan’s risk has increased materially since origination. For loans graded 2, we increase procedures to monitor the borrower and the fair value of the enterprise generally will be lower than when the loan was originated. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Loans graded 1 are not anticipated to be repaid in full and we will reduce the fair value of the loan to the amount we anticipate will be recovered.

To monitor and manage the investment portfolio risk, management tracks the weighted average investment and loan grade. The weighted average investment grade was 3.1 as of both September 30, 2006 and December 31, 2005. The weighted average loan grade was 3.0 as of both September 30, 2006 and December 31, 2005. The weighted average investment grade is weighted based on the total fair value of both the loan and equity investments of a portfolio company. The weighted average loan grade is weighted based on the total fair value of only the loan investments of the portfolio company. At September 30, 2006 and December 31, 2005, our investment portfolio was graded as follows:

	September 30, 2006				December 31, 2005
Grade	Investments at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Loan Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Loan Portfolio
4	$1,081,992	15.7%	$656,366	14.7%	$916,910	18.6%	$519,053	15.7%
3	5,368,836	78.1%	3,445,901	77.0%	3,578,268	72.4%	2,369,924	71.8%
2	287,509	4.2%	237,494	5.3%	336,791	6.8%	301,094	9.1%
1	140,527	2.0%	134,562	3.0%	110,601	2.2%	110,585	3.4%

	$6,878,864	100.0%	$4,474,323	100%	$4,942,570	100.0%	$3,300,656	100%

Weighted average grade	3.1		3.0		3.1		3.0

The amounts above include our investments in CMBS securities and do not include our investments for which we have only invested in the equity securities of the company and our CDO securities.

In the third quarter of 2006, eight portfolio companies were upgraded from a loan grade 3 to a loan grade 4 and one portfolio company was upgraded from a loan grade 1 to a loan grade 2, while seven portfolio companies were downgraded from a loan grade 4 to a loan grade 3 and five portfolio companies were downgraded from a loan grade 2 to a loan grade 1.

We stop accruing interest on investments when it is determined that interest is no longer collectible. Our valuation analysis serves as a critical piece of data in this determination. A significant change in the portfolio company valuation determined by us could have an effect on the amount of our loans on non-accrual status. As of September 30, 2006, loans on non-accrual status for eleven portfolio companies were $163,880, calculated as the cost plus unamortized OID, and had a fair value of $62,552. Loans with two of the eleven portfolio companies are grade 2 loans and loans with nine of the eleven portfolio companies are grade 1 loans. These loans include a total of $133,341 with PIK interest features. As of December 31, 2005, loans on non-accrual status for fourteen portfolio companies were $132,330, calculated as the cost plus unamortized OID, and had a fair value of

$48,304. Loans with eight of the fourteen portfolio companies are grade 2 loans and loans with six of the fourteen portfolio companies are grade 1 loans. These loans include a total of $109,477 with PIK interest features.

As of September 30, 2006 and December 31, 2005, loans on accrual status, past due loans and loans on non-accrual status were as follows:

	Number of Portfolio Companies	September 30, 2006	Number of Portfolio Companies	December 31, 2005
Current	114	$4,198,442	111	$3,285,981

One Month Past Due		—		8,151
Two Months Past Due		—		11,026
Three Months Past Due		7,600		—
Greater than Three Months Past Due		12,437		34,498
Loans on Non-accrual Status		163,880		132,330

Subtotal	11	183,917	14	186,005

Total	125	$4,382,359	125	$3,471,986

Past Due and Non-accruing Loans as a Percent of Total Loans		4.2%		5.4%

The loan balances above reflect our cost of the debt, excluding CMBS securities, plus unamortized OID. We believe that debt service collection is probable for our loans that are past due.

In the third quarter of 2006, we recapitalized one portfolio company by contributing our subordinated debt with a cost basis and fair value of $21,634 into our existing common equity. Prior to the recapitalization, the subordinated notes were accruing loans.

In the third quarter of 2006, we recapitalized one portfolio company by exchanging our subordinated debt investment into convertible preferred stock and contributing our remaining subordinated debt investments into our existing common equity that had a total cost basis of $7,780 and a fair value of zero. Prior to the recapitalization, the subordinated notes were non-accruing loans.

In the third quarter of 2006, we recapitalized one portfolio company by exchanging our subordinated debt with a cost basis of $14,500 and a fair value of $1,596 into preferred and common equity. Prior to the recapitalization, the subordinated notes were non-accruing loans.

In the third quarter of 2006, we recapitalized one portfolio company by contributing our subordinated debt with a cost basis $18,981 and a fair value of zero into our existing common equity. Prior to the recapitalization, the subordinated notes were non-accruing loans.

In the second quarter of 2006, we recapitalized one portfolio company by contributing our subordinated debt with a cost basis of $3,616 and a fair value of $2,600 into our existing common equity. Prior to the recapitalization, the subordinated note was a non-accruing loan.

In the second quarter of 2006, we recapitalized one portfolio company by exchanging our junior subordinated debt with a cost basis of $6,353 and a fair value of $2,781 into redeemable preferred stock. Prior to the recapitalization, the junior subordinated note was an accruing loan.

In the second quarter of 2006, we recapitalized one portfolio company by contributing our senior subordinated debt with a cost basis of $8,720 and a fair value of $4,054 into our existing common equity. Prior to the recapitalization, the senior subordinated note was a non-accruing loan.

In the second quarter of 2006, we recapitalized one portfolio company by exchanging our subordinated debt with a cost basis of $7,172 and a fair value of zero into redeemable preferred stock. Prior to the recapitalization, the subordinated note was a non-accruing loan.

In the second quarter of 2005, we recapitalized one portfolio company by exchanging our senior subordinated debt with a cost basis and fair value of $6,239 into redeemable preferred stock. Prior to the recapitalization, the senior subordinated note was an accruing loan.

In the second quarter of 2005, we recapitalized one portfolio company. As part of the recapitalization, we exchanged junior subordinated debt with a cost basis of $5,464 and a fair value of $109 into redeemable preferred stock. Prior to the recapitalization, the junior subordinated notes were on non-accrual status.

Credit Statistics

We monitor several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

•	Debt to EBITDA Ratio — the sum of all debt with equal or senior security rights to our debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the most recent twelve months or, when appropriate, the forecasted twelve months.

•	Interest Coverage Ratio — EBITDA divided by the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

•	Debt Service Coverage Ratio — EBITDA divided by the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

We require portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, we calculate the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the pro forma results of a company in a change of control transaction. For purposes of analyzing the financial performance of the portfolio companies, we make certain adjustments to EBITDA to reflect the pro forma results of a company consistent with a change of control transaction. We evaluate portfolio companies using an adjusted EBITDA measurement. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, non-recurring revenues or expenses, and other acquisition or restructuring related items.

We track our portfolio investments on a static-pool basis, including based on the statistics described above. A static pool consists of the investments made during a given year. The static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. The Pre-1999 static pool consists of the investments made from the time of our IPO through the year ended December 31, 1998. The following table contains a summary of portfolio statistics as of and for the latest twelve months ended September 30, 2006:

Static Pool
Portfolio Statistics (1) ($ in millions):	Pre-1999	1999	2000	2001	2002	2003	2004	2005	2006	Pre-1999 - 2006 Aggregate	2001 - 2006 Aggregate
Internal Rate of Return(2)	10.5%	8.4%	7.9%	21.6%	9.8%	23.9%	19.3%	19.0%	43.6%	16.2%	19.6%
Original Investments and Commitments	$380	$380	$395	$370	$943	$1,361	$2,243	$3,205	$2,601	$11,878	$10,723
Total Exits and Prepayments of Original Investments	$181	$203	$261	$266	$546	$813	$760	$550	$58	$3,638	$2,993
Total Interest, Dividends and Fees Collected	$146	$134	$113	$144	$252	$295	$326	$293	$140	$1,843	$1,450
Total Net Realized (Loss) Gain on Investments	$(29)	$(27)	$(38)	$41	$7	$154	$32	$5	$2	$147	$241
Current Cost of Investments	$143	$111	$142	$87	$370	$565	$1,335	$2,333	$2,298	$7,384	$6,988
Current Fair Value of Investments	$143	$74	$139	$67	$279	$596	$1,401	$2,436	$2,379	$7,514	$7,158
Net Unrealized Appreciation/(Depreciation)	$—	$(37)	$(3)	$(20)	$(91)	$31	$66	$103	$81	$130	$170
Non-Accruing Loans at Face	$—	$34	$—	$31	$42	$13	$5	$39	$—	$164	$130
Non-Accruing Loans at Fair Value	$—	$19	$—	$10	$9	$9	$—	$16	$—	$63	$44
Equity Interest at Fair Value(9)	$65	$10	$3	$33	$47	$248	$357	$1,229	$859	$2,851	$2,773
Debt to EBITDA(3)(4)(5)	4.7	5.5	6.0	4.1	7.0	5.4	4.6	4.5	5.2	5.0	5.0
Interest Coverage(3)(5)	2.0	2.0	2.1	2.5	1.4	1.7	2.2	2.3	1.7	2.0	2.0
Debt Service Coverage(3)(5)	2.0	1.4	1.9	1.5	1.1	1.4	1.8	1.7	1.9	1.7	1.7
Investment Grade(3)(10)	3.0	2.1	3.0	3.3	2.4	2.9	3.3	3.1	3.0	3.1	3.1
Average Age of Companies(5)	43 yrs	59 yrs	21 yrs	34 yrs	37 yrs	33 yrs	35 yrs	33 yrs	28 yrs	32 yrs	32 yrs
Ownership Percentage(9)	88%	70%	2%	62%	65%	74%	40%	62%	69%	60%	61%
Average Sales(5)(6)	$131	$86	$140	$170	$73	$126	$90	$108	$114	$108	$107
Average EBITDA(5)(7)	$8	$6	$55	$16	$11	$22	$22	$25	$20	$22	$22
Average EBITDA Margin(5)(7)	6.1%	7.0%	39.3%	9.4%	15.1%	17.5%	24.4%	23.1%	17.5%	20.4%	20.6%
Total Sales(5)(6)	$472	$418	$277	$1,748	$531	$1,919	$3,181	$3,872	$2,339	$14,757	$13,590
Total EBITDA(5)(7)	$36	$33	$83	$153	$57	$284	$656	$650	$471	$2,423	$2,271
% of Senior Loans(5)(8)	58%	32%	61%	25%	67%	53%	62%	40%	49%	51%	51%
% of Loans with Lien(5)(8)	63%	50%	78%	100%	98%	96%	86%	84%	79%	84%	85%

(1)	Static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. Investments in government securities and interest rate derivative agreements are excluded.
(2)	Assumes investments are exited at current fair value.
(3)	These amounts do not include investments in which the American Capital owns only equity.
(4)	For portfolio companies with a nominal EBITDA amount, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA.
(5)	Excludes investments in commercial mortgage backed securities, collateralized debt obligations and ECAS.
(6)	Sales of the most recent twelve months, or when appropriate, the forecasted twelve months.
(7)	EBITDA of the most recent twelve months, or when appropriate, the forecasted twelve months.
(8)	As a percentage of American Capital’s total debt investments.
(9)	Excludes investments in commercial mortgage backed securities and collateralized debt obligations.
(10)	Excludes investments in collateralized debt obligations and ECAS.

PROSPECTUS

American Capital Strategies, Ltd.

$3,000,000,000

COMMON STOCK

PREFERRED STOCK

DEBT SECURITIES

We may offer, from time to time, up to $3,000,000,000 aggregate initial offering price of our common stock, $0.01 par value per share, preferred stock, $0.01 par value per share, or debt securities (collectively, the “Securities”) in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq National Market under the symbol “ACAS.” As of June 22, 2006, the last reported sales price for our common stock was $32.81.

We are a publicly traded buyout and mezzanine fund that provides investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We invest primarily in senior and mezzanine (subordinated) debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. We invested on average $52 million in 2005 in each new portfolio company, excluding investment funds, and will currently invest up to $300 million in one middle market transaction. Our largest investment at cost as of June 9, 2006 was $294 million.

Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains. We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts and provide capital directly to early stage and mature private and small public companies. In addition, we invest in commercial mortgage backed securities (“CMBS”), collateralized debt obligation (“CDO”) securities and investment funds managed by us. We, through our asset management business, are also a manager of debt and equity investments in private companies.

Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates, generally based on the London Interbank Offered Rate (“LIBOR”) plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2006, the weighted average effective interest rate on our debt securities was 12.7%.

We will invest in the equity capital of portfolio companies that we purchase through an American Capital sponsored buyout. We also may acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of March 31, 2006, we had a fully-diluted weighted average ownership interest of 56% in our portfolio companies and had total equity investments with a fair value of $2.1 billion.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including information contained in our Statement of Additional Information (“SAI”), dated as of the same date as this prospectus, has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of our SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. We will not charge you for this document. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated in its entirety into this prospectus by reference and its table of contents appears on page 109 of the prospectus. See “Statement of Additional Information.”

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “ Risk Factors,” which begins on page 9. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of Securities by us through agents, underwriters or dealers unless accompanied by a prospectus supplement.

The date of this prospectus is July 14, 2006

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

Information contained or incorporated by reference in this prospectus or prospectus summary may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

AMERICAN CAPITAL STRATEGIES, LTD.

We are a publicly traded buyout and mezzanine fund that provides investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We invest primarily in senior and mezzanine (subordinated) debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. We invested on average $52 million in 2005 in each new portfolio company, excluding investment funds, and will currently invest up to $300 million in one middle market transaction. Our largest investment at cost as of June 9, 2006, was $294 million.

Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains. We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts and provide capital directly to early stage and mature private and small public companies. In addition, we invest in CMBS, CDO securities and investment funds managed by us. We, through our asset management business, are also a manager of debt and equity investments in private companies.

Historically, the majority of our financings have been to assist in the funding of change of control management buyouts, and we expect that trend to continue. Capital that we provide directly to private and small public companies is used for buyouts, growth, acquisitions or recapitalizations.

We are a Delaware corporation, which was incorporated in 1986. On August 29, 1997, we completed an initial public offering, or IPO, of our common stock and became a non-diversified, closed end management investment company and have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the “1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company, or RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, we are not subject to federal income tax on the portion of our taxable income and capital gains we distribute to our stockholders.

From our IPO in 1997, through June 9, 2006, we invested $3 billion in equity securities and over $7 billion in debt securities of middle market companies as well as CMBS and CDO securities, including $0.8 billion in funds committed but undrawn under credit facilities and equity commitments. We are prepared to be a long-term partner with our portfolio companies, thereby positioning us to participate in their future financing needs. Through March 31, 2006, we had invested over $1.7 billion in follow-on investments in existing portfolio companies to fund buyouts, growth, acquisitions or recapitalizations.

Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates generally based on the LIBOR rate, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2006, the weighted average effective interest rate on our debt securities was 12.7%.

We will invest in the equity capital of portfolio companies that we purchase through an American Capital sponsored buyout. We also may acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of March 31, 2006, we had a fully-diluted weighted average ownership interest of 56% in our portfolio companies and had total equity investments with a fair value of $2.0 billion.

We often sponsor One-Stop Buyouts™ in which we provide most if not all of the senior debt, subordinated debt and equity financing in the transaction. On certain occasions, we may initially fund all of the senior debt at closing and then syndicate it to third party lenders post closing. We have a loan syndications group that arranges to have all or part of such senior loans syndicated.

The debt structures of our portfolio companies generally provide for scheduled amortization of senior debt, which improves our subordinated debt position within the portfolio company’s capital structure as the senior debt is repaid. The opportunity to be repaid or exit our investments may occur if a portfolio company refinances our loans, is sold in a change of control transaction, sells its equity in a public offering or if we exercise our put rights.

We are developing, through consolidated subsidiaries, an asset management business, with the goal of being the only U.S. based publicly traded manager of funds of private assets (that is, assets that are not generally traded on the public capital markets). Our corporate development team and marketing department are conducting market research and due diligence to identify industry and geographic sectors that have attractive investment attributes and where we can create a fund with attractive return prospects. As particular sectors are selected, we would expect to hire experienced investment professionals and for us to make initial investments in a particular sector. It is expected that separate sector funds would then be established, which would then raise capital, a portion of which would be funded by us. We would expect to contribute to the sector fund assets we owned in the sector and enter into asset management and administrative agreements with the sector fund. During 2005, generally following this structure, we launched our first sector fund – European Capital Limited, or ECAS. Our wholly-owned consolidated operating subsidiary, European Capital Financial Services (Guernsey) Limited, or ECFS and its wholly-owned subsidiary European Capital Financial Services (UK) Limited, provide fund management services to ECAS under investment management and services agreements.

THE OFFERING

We may offer, from time to time, up to $3,000,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of the offering of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

The Nasdaq National Market Symbol	ACAS

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of indebtedness, acquisitions and other general corporate purposes. See “Use of Proceeds.”

Distributions

We have paid quarterly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the quarterly dividends is determined by our board of directors and is based on our estimate of our investment company taxable income and net short-term capital gains. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Principal Risk Factors

Investment in our Securities involves certain risks relating to our structure and investment objectives that should be considered by the prospective purchasers of the Securities. We have a limited operating history as a lender to and investor in middle market companies upon which you can evaluate our business. In addition, as a BDC, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of privately held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing. We borrow funds to make investments in and loans to middle market businesses. As a result, we are exposed to the risks of leverage, which may be considered as a speculative investment technique. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under Subchapter M of the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” for a discussion of these risks.

Certain Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our common stock the opportunity to realize a premium over the then prevailing market price for our common stock. See “Risk Factors—Provisions of our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws Could Deter Takeover Attempts” and “Certain Provisions of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws.”

Dividend Reinvestment Plan

Cash distributions to holders of our common stock may be reinvested under our Dividend Reinvestment Plan in additional whole and fractional shares of our common stock if you or your representative elects to enroll in the Dividend Reinvestment Plan. See “Dividend Reinvestment Plan” and “Business—Regulated Investment Company Requirements.”

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in our Securities will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	—%
Dividend reinvestment plan fees(1)	—
Annualized Expenses (as a percentage of consolidated net assets attributable to our common stock)(2)
Management fees	—
Interest payments on borrowed funds(3)	4.61%
Other expenses(4)	4.95%

Total annual expenses (estimated)(5)	9.56%

(1)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We have no cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(2)	Consolidated net assets attributable to our common stock equal net assets (i.e., total assets less total liabilities) at March 31, 2006.
(3)	The interest payments on borrowed funds percentage is based on an estimate of future annual interest expense divided by net assets attributable to our common stock as of March 31, 2006. The estimate of future annual interest expense is calculated by annualizing our actual interest expense for the three months ended March 31, 2006. Our ratio of interest expense to average net assets for the year ended December 31, 2005 was 4.38%. We had outstanding borrowings of $2.5 billion at March 31, 2006. See “Risk Factors—We may incur additional debt which could increase your investment risks” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources.”
(4)	The “Other expenses” percentage is based on an estimate of future annual expenses representing all of our operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our statement of operations. The estimate of such future annual other expenses is calculated by annualizing our actual operating expenses, net of interest expense, for the three months ended March 31, 2006. Our ratio of operating expenses, net of interest expense, to average net assets for the year ended December 31, 2005 was 5.55%.
(5)	Total estimated annual expenses as a percentage of consolidated net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the SEC to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, our total annual expenses would be 5.15% of consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our securities. These amounts are based upon payment by us of operating expenses at the levels set forth in the table above. In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$93	$268	$426	$764

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our Dividend Reinvestment Plan may receive shares purchased by the Plan Administrator of the Dividend Reinvestment Plan at the market price in effect at the time (less any discount in accordance with the Dividend Reinvestment Plan), which may be at, above or below net asset value. See “Dividend Reinvestment Plan”.

CONSOLIDATED SUMMARY FINANCIAL DATA

(in thousands, except per share data)

The following summary of our consolidated financial information should be read in conjunction with our consolidated financial statements and notes thereto presented elsewhere in this prospectus. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 23 for more information.

	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
	(unaudited)	(unaudited)
Total operating income(1)	$173,178	$100,855	$554,500	$336,082	$206,280	$147,022	$104,237
Total operating expenses(2)	74,614	35,943	228,148	113,851	65,577	44,473	32,612

Operating income before income taxes	98,564	64,912	326,352	222,231	140,703	102,549	71,625
Income tax provision	(5,668)	(1,025)	(12,504)	(2,130)	—	—	—

Net operating income	92,896	63,887	313,848	220,101	140,703	102,549	71,625
Net realized gain (loss) on investments(1)	44,198	4,826	36,407	(37,870)	22,006	(20,741)	5,369
Net unrealized appreciation (depreciation) of investments(1)	23,934	42,967	14,654	99,214	(44,725)	(61,747)	(58,389)

Increase in net assets resulting from operations before cumulative effect of accounting change	161,028	111,680	364,909	281,445	117,984	20,061	18,605
Cumulative effect of accounting change(2)	1,026	—	—	—	—	—	—

Net increase in net assets resulting from operations	$162,054	$111,680	$364,909	$281,445	$117,984	$20,061	$18,605

Per share data:
Net operating income:
Basic	$0.77	$0.71	$3.16	$2.88	$2.58	$2.60	$2.27
Diluted	$0.77	$0.70	$3.10	$2.83	$2.56	$2.57	$2.24
Net earnings:
Basic	$1.35	$1.25	$3.68	$3.69	$2.16	$0.51	$0.59
Diluted	$1.34	$1.22	$3.60	$3.63	$2.15	$0.50	$0.58
Dividends declared	$0.80	$0.73	$3.08	$2.91	$2.79	$2.57	$2.30
Balance sheet data:
Total assets	$5,800,142	$3,819,780	$5,449,109	$3,491,427	$2,068,328	$1,350,911	$909,717
Total debt	$2,519,082	$1,738,033	$2,466,860	$1,560,978	$840,211	$619,964	$251,141
Total shareholders’ equity	$3,120,950	$1,987,155	$2,897,637	$1,872,426	$1,175,915	$687,659	$640,265
Other data (unaudited):
Number of portfolio companies at period end	144	122	141	117	86	69	55
New investments(3)	$697,100	$405,800	$3,714,400	$2,017,600	$1,083,100	$573,500	$389,300
Equity investment sale proceeds and loan investment sales and repayments(4)	$586,964	$187,237	$1,454,946	$711,525	$390,467	$118,560	$83,446
Net operating income as % of average equity(5)	12.3%	13.2%	13.6%	14.1%	13.5%	14.7%	13.3%
Return on average equity(6)	21.5%	23.2%	15.9%	18.8%	12.9%	3.1%	3.5%

(1)	In 2004, we adopted a new accounting method related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Beginning in 2004, we record the accrual of the periodic interest rate settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.
(2)	In 2003, we adopted Financial Accounting Standards Board (FASB) Statement No. 123, “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in and after 2003 as permitted under FASB Statement No. 148. In the first quarter of 2006, we adopted FASB Statement No. 123 (revised 2004), “Share-Based Payment,” a revision to FASB Statement No 123. When recognizing compensation cost under FASB Statement No. 123, we elected to adjust compensation costs for forfeitures when the unvested awards were actually forfeited. However, under FASB Statement No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of FASB Statement No. 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle to adjust the compensation cost, net of related tax effects, for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods.
(3)	Amount of new investments includes amounts as of the investment dates that are committed but unfunded.
(4)	Principal amount of loan repayments includes the collection of payment-in-kind notes and dividends and accreted loan discounts.
(5)	Average equity is calculated before the effect of net unrealized appreciation and depreciation and is based on the quarterly shareholders’ equity balances.
(6)	Return represents net increase in net assets resulting from operations, which includes the effect of net unrealized appreciation and depreciation and net realized gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto and the SAI, contained in the registration statement.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq National Market and our corporate website is located at http://www.AmericanCapital.com.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our common stock could decline, and you may lose all or part of your investment.

We have a limited operating history upon which you can evaluate our business

Although we commenced operations in 1986, we materially changed our business plan and format in August 1997 from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. Therefore, we have only a limited history of operations as a lender to and investor in middle market companies upon which you can evaluate our business. While we generally have been profitable since August 1997, there can be no assurance that we will remain profitable in future periods, nor can we offer investors any assurance that we will successfully implement our growth strategy. In addition, we have limited operating results under our business plan that would demonstrate the effect of a general economic recession on our business. Moreover, we have begun, or have announced plans to begin, investing in other investment categories, including CMBS, CDO securities, earlier stage technology companies and, through our investment in ECAS, in European-based businesses. We have limited or no operating history in making such investments.

We make loans to and investments in middle market borrowers who may default on their loans or provide no return on our investments

We invest in and lend to middle market businesses. There is generally no publicly available information about these businesses. Therefore, we rely on our principals, associates, analysts and consultants to investigate these businesses. The portfolio companies in which we invest may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans and invest in equity securities, which involve a higher degree of risk than senior loans. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third parties. These conditions may make it difficult for us to obtain repayment of our loans.

Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and will have borrowed money from other lenders.

Our senior loans generally are secured by the assets of our borrowers. Our subordinated loans may be secured by the assets of the borrower but our rights to payment and our security interest will usually be subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect our loans and to recover any of the loan balance through a foreclosure of collateral.

There is uncertainty regarding the value of our privately held securities

The majority of our portfolio securities are not publicly traded. We value these securities based on a determination of their fair value made in good faith by our board of directors. Due to the uncertainty inherent in valuing securities that are not publicly traded, as set forth in our financial statements, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments as well as our assessment of interest income recognition. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

Investments in non-investment grade CMBS and CDO securities may be illiquid, may have a higher risk of default, and may not produce current returns

The CMBS and CDO securities in which we invest are generally not investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Non-investment grade CMBS and CDO securities tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities usually provide a higher yield than do investment grade securities, but with the higher return comes greater risk of default. In addition, the fair value of these securities may change as interest rates change over time. Economic recessions or downturns may cause defaults or losses on collateral securing these securities to increase. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured.

We may not realize gains from our equity investments

When we sponsor the buyout of a portfolio company, we invest in the equity securities of the portfolio company. Also, we invest in the equity of many companies where we have not sponsored a buyout and when we make a loan, we may receive warrants to acquire stock issued by the borrower. Our goal ultimately is to dispose of these equity interests and realize gains. These equity interests may not appreciate in value and, in fact, may depreciate in value. Accordingly, we may not be able to realize gains from our equity interests.

The lack of liquidity of our privately held securities may adversely affect our business

Most of our investments consist of securities acquired directly from their issuers in private transactions. These securities are generally subject to restrictions on resale (including legal restrictions) and otherwise are less liquid than public securities. The illiquidity of our investments may make it difficult for us to realize these investments for cash equal to the face value at which we record our investment.

We have invested in a limited number of portfolio companies

A consequence of a limited number of investments is that the aggregate returns realized by us may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond our regulatory and income tax guidelines, we do not have stringent fixed guidelines for industry diversification, and investments could potentially be concentrated in relatively few industries.

We have limited public information regarding the companies in which we invest

Consistent with our operation as a BDC, our portfolio consists primarily of securities issued by privately held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of our employees and the consultants we hire to obtain the information necessary for our decision to invest in them. There can be no assurance that our diligence efforts will uncover all material information about these privately held businesses necessary to make fully informed investment decisions.

Our portfolio companies may be highly leveraged

Leverage may have important adverse consequences to our portfolio companies and to us as an investor. Our portfolio companies may be subject to restrictive financial and operating covenants. The leverage may impair their ability to finance their future operations and capital needs. As a result, the flexibility of our portfolio companies to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our business is dependent on external financing

Our business requires a substantial amount of cash to operate. We historically have obtained the cash required for operations through the sale of debt by special purpose affiliates to which we have contributed loan assets originated by us, borrowings by us and the sale of our equity. Our ability to continue to rely on such sources or other sources of capital depends on numerous legal, economic, structural and other factors.

Senior Securities. We or our affiliates have issued, and intend to continue to issue, debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act. We have also retained the right to issue preferred stock. As a BDC, the 1940 Act permits us to issue debt securities and preferred stock (collectively, “Senior Securities”) in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. As a result, we are exposed to the risks of leverage. As permitted by the 1940 Act, we may, in addition, borrow amounts up to five percent of our total assets for temporary purposes.

Term Debt Securities. Trusts affiliated with us have issued, and we or our affiliates may issue in the future, term debt securities (the “Term Debt Notes”) to institutional investors. As of March 31, 2006, the outstanding balance of the Term Debt Notes issued to institutional investors was $1.2 billion. These notes are secured by loans from our portfolio companies with a principal balance of $1.6 billion as of March 31, 2006. While we have not guaranteed the repayment of Term Debt Notes, we must repurchase the loans if certain representations are breached. These affiliated trusts are consolidated in our financial statements so that both the assets and liabilities are reflected in our consolidated financial statements.

Unsecured Debt. We have issued long-term unsecured notes to institutional investors in private placement offerings. As of March 31, 2006, we had $391 million outstanding in unsecured notes.

Revolving Debt Funding Facilities. We depend in part on our three revolving credit facilities to generate cash for funding our investments, two of which are commercial paper conduit securitization facilities and the third facility is an unsecured revolving line of credit (the “Revolving Facility”).

Our conduit facilities are secured by loans to our portfolio companies, which have been contributed to separate affiliated trusts. While we have not guaranteed the repayment of either conduit facility, we must repurchase the loans if certain representations are breached. As of March 31, 2006, the aggregate commitment of each of our conduit facilities was $1 billion (the “AFT I Facility”) and $125 million (the “AFT II Facility”), respectively. Collectively, the AFT I Facility, AFT II Facility and Revolving Facility are referred to as the Debt Facilities. The AFT I Facility terminates in August 2006 unless the conduit facility is extended. The AFT II Facility terminates in June 2006 unless the facility is extended. These affiliated trusts are consolidated in our financial statements so that both the assets and liabilities are reflected in our consolidated financial statements.

As of March 31, 2006, the Revolving Facility was a $310 million unsecured revolving credit facility. The Revolving Facility was expanded to $900 million in May 2006. Our ability to make draws under the Revolving Facility expires in May 2008, unless extended.

Short-Term  Financings.    We have a total return swap facility under which we pledge certain of our investments from time to time in exchange for financing. As of March 31, 2006, we had $135 million in such borrowings outstanding.

A failure to renew our existing Debt Facilities, to continue short-term financings or senior loan sales, to increase our capacity under our existing facilities, to sell additional Term Debt Notes or to add new or replacement debt facilities could have a material adverse effect on our business, financial condition and results of operations. See the description of the Term Debt Notes and the Debt Facilities under “Management’s Discussion and Analysis of Financial Condition And Results of Operations—Financial Condition, Liquidity and Capital Resources.”

Common Stock. Because we are subject to regulatory restrictions on the amount of debt we can issue, we are dependent on the issuance of equity as a financing source. We are restricted to issuing equity at prices equal to or above our net asset value at the time of issuance. There can be no assurances that we can issue equity when necessary. If additional funds are raised through the issuance of our common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of our common stock.

The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowing, at the weighted average interest rate of 5.92% for the year ended March 31, 2006 and assuming hypothetical annual returns on our portfolio of minus 15 to plus 15 percent. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	–15.0%	–10.0%	–5.0%	—	5.0%	10.0%	15.0%
Corresponding Return to Common Stockholders(2)	–32.3%	–22.9%	–13.5%	–4.1%	5.3%	14.7%	24.1%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Stockholders.”

We may incur additional debt that could increase your investment risks

We or our affiliates borrow money or issue debt securities to provide us with additional funds to invest. Our lenders have fixed dollar claims on our assets or the assets of our affiliates that are senior to the claims of our stockholders and, thus, our lenders have preference over our stockholders with respect to these assets. In particular, the assets that our affiliates have pledged to lenders under certain of our Debt Facilities were sold or contributed to separate affiliated statutory trusts prior to such pledge. While we own a beneficial interest in these trusts, these assets are property of the respective trusts, available to satisfy the debts of the trusts, and would only become available for distribution to our stockholders to the extent specifically permitted under the agreements governing those Debt Facilities. See “Risk Factors—Our Debt Facilities impose certain limitations on us.”

Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a sharper impact on our net asset value if we borrow money to make investments. Our ability to pay dividends could also be adversely impacted. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not equal to at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to sell some of our investments and repay a portion of our indebtedness at a time when a sale may be disadvantageous. See “Risk Factors—Our business is dependent on external financing—Common Stock.”

A change in interest rates may adversely affect our profitability

Because we fund a portion of our investments with borrowings, our profitability is affected by the spread between the rate at which we invest and the rate at which we borrow. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We also enter into interest rate swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations.

An increase in interest rates could reduce the spread between the rate at which we invest and the rate at which we borrow, and thus, adversely affect our profitability, if we have not appropriately match-funded our liabilities and assets or hedged against such event. Alternatively, our interest rate hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. In addition, a change in interest rates could also have an impact on the fair value of our interest rate swap agreements that could result in the recording of unrealized appreciation or depreciation in future periods. For example, a decline, or a flattening, of the forward interest rate yield curve will typically result in the recording of unrealized depreciation of our interest rate swap agreements. Therefore, adverse developments resulting from changes in interest rates could have a material adverse effect on our business, financial condition and results of operations. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Qualitative and Quantitative Disclosures About Market Risk” and Note 7 to our consolidated financial statements for additional information on interest rate swap agreements.

An economic downturn could affect our operating results

An economic downturn may adversely affect middle market businesses, which are our primary market for investments. Such a downturn could also adversely affect our ability to obtain capital to invest in such companies. These results could have a material adverse effect on our business, financial condition and results of operations.

Our Debt Facilities impose certain limitations on us

Our AFT I Facility, which had an aggregate commitment of $1 billion as of March 31, 2006, is not available for further draws after August 2006 unless the facility is extended prior to such date for an additional 364-day period with the consent of the lenders. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period through a termination date in August 2008.

Our AFT II Facility, which had an aggregate commitment of $125 million as of March 31, 2006, is not available for further draws in June 2006 unless the facility is extended prior to such date for an additional 364-day period at the discretion of the lender. If the facility is not extended, any remaining outstanding principal amount will be amortized over a 24-month period beginning in June 2006. The AFT I Facility and the AFT II Facility each contain customary default provisions, as well as the following default provisions: a cross-default on our debt of $2.5 million or more, a minimum net worth requirement of $1 billion plus seventy-five percent (75%) of any new equity and subordinated debt issued after March 31, 2004, a default triggered by a change of control and a default arising from the termination or resignation of any two of the following executive officers: Malon Wilkus, Ira Wagner and John Erickson.

Our Revolving Facility was a $310 million unsecured revolving line of credit as of March 31, 2006 administered by Wachovia. The Revolving Facility was amended in May 2006 to add to new lenders and increase the available commitments thereunder to $900 million. The facility may be expanded through new or additional commitments up to $1.15 billion in accordance with the terms and conditions set forth in the related agreement. Our ability to make draws under the Revolving Facility expires in May 2008 unless the Revolving Facility is extended for an additional one-year period prior to such date with the consent of the lenders. If the Revolving Facility is not renewed, any principal amounts then outstanding will be due in May 2008. The Revolving Facility contains customary default provisions as well as the following default provisions: a cross-default on our debt or debt of any of our subsidiaries of $15 million or more, a minimum net worth requirement of $1.8 billion plus seventy-five percent (75%) of the proceeds of new equity received after December 31, 2005 and a default in the event of a change of control.

Trusts affiliated with us had outstanding $1.2 billion in Term Debt Notes to institutional investors as of March 31, 2006. These securities contain customary default provisions, as well as the following default provisions: a failure on our part, as the originator of the loans securing the Term Debt Notes or as the servicer of these loans, to make any payment or deposit required under related agreements within two business days after the date the payment or deposit is required to be made, or if we alter or amend our credit and collection policy in a manner that could have a material adverse effect on the holders of the Term Debt Notes.

The occurrence of an event of default under our Debt Facilities could lead to termination of those facilities

Our Debt Facilities contain certain default provisions, some of which are described in the immediately preceding paragraphs. An event of default under one of our Debt Facilities could result, among other things, in termination of further funds availability under that facility, an accelerated maturity date for all amounts outstanding under that facility and the disruption of all or a portion of the business financed by that facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow.

We may experience fluctuations in our quarterly results

We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the ability to find and close suitable investments, the timing of the recognition of fee income from closing investment transactions and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

We may fail to continue to qualify for our pass-through tax treatment

We have operated since October 1, 1997 so as to qualify to be taxed as a RIC under Subchapter M of the Code and, provided we meet certain requirements under the Code, we can generally avoid corporate level federal income taxes on income distributed to you and other stockholders as dividends. We would cease to qualify for this favorable pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we cease to operate so as to qualify as a BDC under the 1940 Act. If we fail to qualify to be taxed as a RIC or to distribute our income to stockholders on a current basis, we would be subject to corporate level taxes which would significantly reduce the amount of income available for distribution to stockholders. The loss of our current tax treatment could have a material adverse effect on the total return, if any, obtainable from an investment in our common stock. See “Business—Business Development Company Requirements” and “Business—Regulated Investment Company Requirements.”

There is a risk that you may not receive dividends

Since our initial public offering, we have distributed more than 90% of our investment company taxable income, including 90% of our net realized short-term capital gains, to our stockholders. Our current intention is to continue these distributions to our stockholders. Net realized long-term capital gains may be retained and treated as a distribution for federal tax purposes, to supplement our equity capital and support growth in our portfolio, unless our board of directors determines in certain cases to make a distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

Our financial condition and results of operations will depend on our ability to manage effectively any future growth

We have grown significantly since our IPO in August 1997. Our ability to sustain continued growth depends on our ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing such a result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services, our access to financing sources on acceptable terms and the capabilities of our technology platform. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to manage effectively any future growth could have a material adverse effect on our business, financial condition and results of operations.

We are dependent upon our key management personnel for our future success

We are dependent for the final selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other management members. Our future success depends to a significant extent on the continued service and coordination of our senior management team, particularly Malon Wilkus, our Chairman, Chief Executive Officer and President, Ira Wagner, our Executive Vice President and Chief Operating Officer and John Erickson, our Executive Vice President and Chief Financial Officer. The departure of any of our executive officers or key employees could materially adversely affect our ability to implement our business strategy, and the departure of any two of Malon Wilkus, Ira Wagner and John Erickson would be a default under the Debt Facilities. We do not maintain key man life insurance on any of our officers or employees.

We operate in a highly competitive market for investment opportunities

We compete with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of our competitors are substantially larger and have considerably greater financial resources than us. Competitors may have lower costs of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Provisions of our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws could deter takeover attempts

Our Second Amended and Restated Certificate of Incorporation, as amended, and Second Amended and Restated Bylaws and the Delaware General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact the price of our common stock and may discourage third-party bids. These provisions may reduce any premiums paid to our stockholders for shares of our common stock that they own. Furthermore, we are subject to Section 203 of the Delaware General Corporation Law. Section 203 governs business combinations with interested stockholders, and also could have the effect of delaying or preventing a change in control.

Changes in laws or regulations governing our operations or our failure to comply with those laws or regulations may adversely affect our business

We and our portfolio companies are subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations or the failure to comply with these laws or regulations could have a material adverse impact on our business. Certain of these laws and regulations pertain specifically to BDCs.

Our ability to invest in certain private companies may be limited

In order to retain our status as a BDC, we may not acquire any assets other than Qualifying Assets unless, at the time of and after giving effect to the acquisition, at least 70% of our total assets are Qualifying Assets. Under the 1940 Act, one of the categories of Qualifying Assets consists of securities issued by an “eligible portfolio company.” An “eligible portfolio company” is defined in the 1940 Act as a company that, among other things, does not have any securities that are marginable by a broker-dealer. As a result, if we purchase debt or equity securities from an issuer that has marginable securities outstanding at the time of our investment, we cannot treat our newly acquired securities as Qualifying Assets.

Regulation T under the Exchange Act identifies securities that are considered margin securities for a broker-dealer. In 1998, the Federal Reserve Board amended Regulation T to include a “non-equity security” within the definition of margin securities. Non-equity securities include debt securities. Thus, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify as an eligible portfolio company. In November 2004, the SEC issued proposed rules to expand the definition of “eligible portfolio company” to include any company that does not have a class of securities listed on a national securities exchange or association.

Until the question raised by the staff of the SEC regarding the Federal Reserve Board’s 1998 amendment to its margin rules has been addressed by final legislative, administrative or judicial action, we intend to treat our investments in private companies that have outstanding privately placed debt securities and that would otherwise be Qualifying Assets as such. Should our interpretation of the definition of Qualifying Assets not be upheld, it could have a material adverse impact on our business, financial condition and results of operations. For instance, we could lose our status as a BDC or have to change our investment objectives or policies. We may also be required to dispose of investments that we made based on our interpretation. If we need to make such dispositions quickly, it may be difficult for us to do so on favorable terms because our investments are generally illiquid. See “Risk Factors—The lack of liquidity of our privately held securities may adversely affect our business.”

We could face losses and potential liability if intrusions, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Failure to deploy new capital may reduce our return on equity

If we fail to invest our new capital effectively our return on equity may be negatively impacted, which could reduce the price of the shares of our common stock that you own.

The market price of our common stock may fluctuate significantly

The market price and marketability of shares of our common stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•	significant volatility in the market price and trading volume of securities of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	changes in earnings or variations in operating results;

•	any shortfall in revenue or net income or any increase in losses from levels expected by securities analysts;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

Future sales of our common stock may negatively affect our stock price

The market price of our common stock could decline as a result of sales of a large number of shares of our common stock in the market, or the perception that such sales could occur. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and at a price that we deem appropriate.

Our common stock may be difficult to resell at a profit

Investors may not be able to resell shares of common stock at or above their purchase prices due to a number of factors, including:

•	actual or anticipated fluctuation in our operating results;

•	volatility in our common stock price;

•	changes in expectations as to our future financial performance or changes in financial estimates of securities analysts; and

•	departures of key personnel.

Supplemental provisions contained in the forward sale agreements subject us to certain risks

Under our forward sale agreements, each forward purchaser has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our stockholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur. Such forward purchaser’s decision to exercise its right to require us to settle its forward sale agreement will be made irrespective of our need for capital. In addition, upon certain events of bankruptcy, insolvency or reorganization relating to us, each forward sale agreement will terminate without further liability of either party. Following any such termination, we would not issue any shares and we would not receive any proceeds pursuant to the forward sale agreements.

As of June 9, 2006, we had 7 million shares outstanding under our forward sale agreements that have termination dates that range from November 2006 through April 2007. Each forward sale agreement must be physically settled. Delivery of our shares on any physical settlement of a forward sale agreement will result in dilution to our basic earnings per share and return on equity.

Our employee option plans may not be fully compliant

Certain of our employee stock option plans have a provision whereby the exercise price of options granted under the plan will be adjusted downward automatically in the amount of cash dividends paid on our common stock. (The Compensation and Corporate Governance Committee of the Board of Directors may discontinue these adjustments at any time and has discontinued the making of such adjustments since April 2005.) While we believe that such adjustments in an option’s exercise price comply with applicable laws, including tax and securities law, it is possible that a court or other governmental entity could find otherwise. If that were to happen, we could be required to change our option plans, which could result in the reversal of the adjustments to the exercise prices of outstanding options and additional compensation to our employees for the effect of such reversals. Such events could have a material impact on our financial statements. In addition, we may find it necessary to develop alternative incentive compensation programs in order to recruit and retain the employees we need to operate our business. Such alternative programs could be more expensive than our existing programs.

USE OF PROCEEDS

Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes, which may include investment in middle market companies, which we generally consider to be companies with sales between $10 million and $750 million, in accordance with our investment objectives, repayment of our indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within two years. Pending such utilization, we intend to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Since we became a RIC, we have distributed, and currently intend to continue to distribute in the form of dividends, a minimum of 90% of our investment company taxable income, on a quarterly basis to our stockholders. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. All of our dividends declared through December 31, 2005 have been distributions of ordinary income for tax purposes and all subsequent dividends declared through June 9, 2006 are anticipated to also be a distribution of ordinary income for tax purposes. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our Dividend Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our Dividend Reinvestment Plan on the stockholder’s behalf. See “Risk Factors—We may fail to continue to qualify for our pass-through tax treatment”; “Dividend Reinvestment Plan”; and “Business—Regulated Investment Company Requirements.” Our common stock historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

Our common stock is quoted on The Nasdaq Stock Market under the symbol ACAS. As of June 9, 2006, we had 873 stockholders of record.

The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Stock Market and the dividends declared by us for the period from August 29, 1997, when public trading of our common stock commenced pursuant to our initial public offering, through June 9, 2006.

BID PRICE

	Net Asset Value Per Share(1)	High	Low	Dividend Declared		Premium (Discount) of Low Sales Price to Net Asset Value	Premium (Discount) of High Sales Price to Net Asset Value
1997
Third Quarter (beginning August 29, 1997)	$13.60	$20.25	$15.00	—		10.29%	48.90%
Fourth Quarter	$13.61	$20.75	$16.50	$0.21		21.23%	52.46%

1998
First Quarter	$13.63	$22.50	$17.25	$0.25		26.56%	65.08%
Second Quarter	$13.65	$24.63	$21.25	$0.29		55.68%	80.44%
Third Quarter	$13.77	$24.25	$10.13	$0.32		(26.43)%	76.11%
Fourth Quarter	$13.80	$18.44	$9.19	$0.48	(2)	(33.42)%	33.62%

1999
First Quarter	$14.02	$19.00	$14.00	$0.41		(0.14)%	35.52%
Second Quarter	$13.80	$21.25	$16.00	$0.43		15.94%	53.99%
Third Quarter	$13.64	$20.00	$16.25	$0.43		19.13%	46.63%
Fourth Quarter	$17.08	$23.13	$17.88	$0.47	(3)	4.60%	35.42%

2000
First Quarter	$17.69	$26.81	$20.88	$0.45		18.03%	51.55%
Second Quarter	$18.15	$27.75	$19.81	$0.49		9.15%	52.90%
Third Quarter	$16.51	$26.00	$21.75	$0.49		31.70%	57.44%
Fourth Quarter	$15.90	$26.00	$20.25	$0.74	(4)	27.38%	63.55%

2001
First Quarter	$15.06	$27.88	$21.88	$0.53		45.29%	85.13%
Second Quarter	$16.51	$28.10	$24.25	$0.55		46.88%	70.20%
Third Quarter	$16.62	$29.50	$24.14	$0.56		45.25%	77.50%
Fourth Quarter	$16.84	$29.89	$24.48	$0.66	(5)	45.37%	77.49%

2002
First Quarter	$16.63	$31.90	$26.45	$0.59		59.05%	91.82%
Second Quarter	$15.97	$32.98	$24.81	$0.63		55.35%	106.51%
Third Quarter	$16.08	$27.99	$17.00	$0.66		5.72%	74.07%
Fourth Quarter	$15.82	$24.54	$15.17	$0.69	(6)	(4.10)%	55.12%

2003
First Quarter	$16.40	$25.07	$21.41	$0.67		30.55%	52.87%
Second Quarter	$16.21	$29.48	$22.41	$0.68		38.25%	81.86%
Third Quarter	$16.28	$28.35	$20.75	$0.69		27.46%	74.14%
Fourth Quarter	$17.83	$30.00	$24.65	$0.75	(7)	38.25%	68.26%

2004
First Quarter	$18.21	$34.91	$29.30	$0.70		60.90%	91.71%
Second Quarter	$19.41	$33.65	$24.70	$0.70		27.25%	73.36%
Third Quarter	$20.18	$32.30	$27.54	$0.72		36.47%	60.06%
Fourth Quarter	$21.11	$33.60	$29.23	$0.79	(8)	38.47%	59.17%

2005
First Quarter	$21.84	$35.70	$29.51	$0.73		35.12%	63.46%
Second Quarter	$22.43	$36.49	$31.01	$0.75		38.25%	62.68%
Third Quarter	$23.34	$39.61	$34.24	$0.78		46.70%	69.71%
Fourth Quarter	$24.37	$39.10	$34.65	$0.82	(9)	42.18%	60.44%

2006
First Quarter	$25.30	$37.80	$34.40	$0.80		35.97%	49.41%
Second Quarter (through June 9, 2006)	—	$35.50	$29.65	$0.82		—	—

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, our net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Includes extra dividend of $0.11.
(3)	Includes extra dividend of $0.03.
(4)	Includes extra dividend of $0.22.
(5)	Includes extra dividend of $0.09.
(6)	Includes extra dividend of $0.02.
(7)	Includes extra dividend of $0.06.
(8)	Includes extra dividend of $0.06.
(9)	Includes extra dividend of $0.03.

CONSOLIDATED SELECTED FINANCIAL DATA

(in thousands, except per share data)

The selected financial data should be read in conjunction with our consolidated financial statements and notes thereto.

	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
	(unaudited)	(unaudited)
Total operating income(1)	$173,178	$100,855	$554,500	$336,082	$206,280	$147,022	$104,237
Total operating expenses(2)	74,614	35,943	228,148	113,851	65,577	44,473	32,612

Operating income before income taxes	98,564	64,912	326,352	222,231	140,703	102,549	71,625
Income tax provision	(5,668)	(1,025)	(12,504)	(2,130)	—	—	—

Net operating income	92,896	63,887	313,848	220,101	140,703	102,549	71,625
Net realized gain (loss) on investments(1)	44,198	4,826	36,407	(37,870)	22,006	(20,741)	5,369
Net unrealized appreciation (depreciation) of investments(1)	23,934	42,967	14,654	99,214	(44,725)	(61,747)	(58,389)

Increase in net assets resulting from operations before cumulative effect of accounting change	161,028	111,680	364,909	281,445	117,984	20,061	18,605
Cumulative effect of accounting change(2)	1,026	—	—	—	—	—	—

Net increase in net assets resulting from operations	$162,054	$111,680	$364,909	$281,445	$117,984	$20,061	$18,605

Per share data:
Net operating income:
Basic	$0.77	$0.71	$3.16	$2.88	$2.58	$2.60	$2.27
Diluted	$0.77	$0.70	$3.10	$2.83	$2.56	$2.57	$2.24
Net earnings:
Basic	$1.35	$1.25	$3.68	$3.69	$2.16	$0.51	$0.59
Diluted	$1.34	$1.22	$3.60	$3.63	$2.15	$0.50	$0.58
Dividends declared	$0.80	$0.73	$3.08	$2.91	$2.79	$2.57	$2.30
Balance Sheet Data:
Total assets	$5,800,142	$3,819,780	$5,449,109	$3,491,427	$2,068,328	$1,350,911	$909,717
Total debt	$2,519,082	$1,738,033	$2,466,860	$1,560,978	$840,211	$619,964	$251,141
Total shareholders’ equity	$3,120,950	$1,987,155	$2,897,637	$1,872,426	$1,175,915	$687,659	$640,265
Other Data (unaudited):
Number of portfolio companies at period end	144	122	141	117	86	69	55
New investments(3)	$697,100	$405,800	$3,714,400	$2,017,600	$1,083,100	$573,500	$389,300
Equity investment sale proceeds and loan investment sales and repayments(4)	$586,964	$187,237	$1,454,946	$711,525	$390,467	$118,560	$83,446
Net operating income as % of average equity(5)	12.3%	13.2%	13.6%	14.1%	13.5%	14.7%	13.3%
Return on average equity(6)	21.5%	23.2%	15.9%	18.8%	12.9%	3.1%	3.5%

(1)	In 2004, we adopted a new accounting method related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Beginning in 2004, we record the accrual of the periodic interest rate settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.
(2)	In 2003, we adopted Financial Accounting Standards Board (FASB) Statement No. 123, “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in and after 2003 as permitted under FASB Statement No. 148. In the first quarter of 2006, we adopted FASB Statement No. 123 (revised 2004), “Share-Based Payment,” a revision to FASB Statement No 123. When recognizing compensation cost under FASB Statement No. 123, we elected to adjust compensation costs for forfeitures when the unvested awards were actually forfeited. However, under FASB Statement No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of FASB Statement No. 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle to adjust the compensation cost, net of related tax effects, for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods.
(3)	Amount of new investments includes amounts as of the investment dates that are committed but unfunded.
(4)	Principal amount of loan repayments includes the collection of payment-in-kind notes and dividends and accreted loan discounts.
(5)	Average equity is calculated before the effect of net unrealized appreciation and depreciation and is based on the quarterly shareholders’ equity balances.
(6)	Return represents net increase in net assets resulting from operations, which includes the effect of net unrealized appreciation and depreciation and net realized gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATION

(in thousands except per share data)

Forward-Looking Statements

All statements contained herein that are not historical facts, including, but not limited to, statements regarding anticipated activity, are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which we operate negatively impacting our financial resources; (ii) certain of our competitors have substantially greater financial resources than us, reducing the number of suitable investment opportunities offered to us or reducing the yield necessary to consummate the investment; (iii) there is uncertainty regarding the value of our privately held securities that require our good faith estimate of fair value, and a change in estimate could affect our net asset value; (iv) our investments in securities of privately held companies may be illiquid, which could affect our ability to realize a gain; (v) our portfolio companies could default on their loans or provide no returns on our investments, which could affect our operating results; (vi) we are dependent on external financing to grow our business; (vii) our ability to retain key management personnel; (viii) an economic downturn or recession could impair our portfolio companies and therefore harm our operating results; (ix) our borrowing arrangements impose certain restrictions; (x) changes in interest rates may affect our cost of capital and net operating income; (xi) we cannot incur additional indebtedness unless we maintain an asset coverage of at least 200%, which may affect returns to our stockholders; (xii) we may fail to continue to qualify for our pass-through treatment as a regulated investment company which could have an affect on stockholder return; (xiii) our common stock price may be volatile; (xiv) our strategy of becoming an asset manager of funds of private assets may not be successful and therefore have a negative impact on our results of operations; and (xv) general business and economic conditions and other risk factors described in our reports filed from time to time with the Securities and Exchange Commission. We caution readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto.

Portfolio Composition

We are a publicly traded buyout and mezzanine fund that provides investment capital to middle market companies. We invest primarily in senior and subordinated debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. The total portfolio value of our investments was $5,508,560, $5,117,095 and $3,204,292 as of March 31, 2006, December 31, 2005 and 2004, respectively. During the three months ended March 31, 2006 and the years ended December 31, 2005, 2004, and 2003, we made new investments totaling $697,100, $3,714,400, $2,017,600 and $1,083,100, including $112,700, $784,000, $129,500 and $39,100, respectively in funds committed but undrawn under credit facilities and subscription agreements at the date of the investment. The weighted average effective interest rate on debt securities was 12.7%, 12.8%, 12.9% and 13.5%, at March 31, 2006, December 31, 2005, 2004, and 2003, respectively.

We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts, provide capital directly to early stage and mature private and small public companies, invest in CMBS and CDO securities and invest in investment funds managed by us. We provide senior debt, mezzanine debt and equity to fund buyouts, growth, acquisitions and recapitalizations. We, through our asset management business, are also a manager of debt and equity investments in private companies. We also provide capital directly to private and small public companies for buyouts, growth, acquisitions or recapitalizations.

We seek to be a long-term partner with our portfolio companies. As a long-term partner, we will invest capital in a portfolio company subsequent to our initial investment if we believe that it can achieve appropriate returns for our investment. Add-on financings fund (i) strategic acquisitions by the portfolio company of either a complete business or specific lines of a business that are related to the portfolio company’s business, (ii) recapitalization at the portfolio company, (iii) growth at the portfolio company such as product development or plant expansions, or (iv) working capital for portfolio companies, sometimes in distressed situations, that need capital to fund operating costs, debt service, or growth in receivables or inventory.

Our new investments during the three months ended March 31, 2006 and 2005 and the years ended December 31, 2005, 2004 and 2003 were as follows:

	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
American Capital Sponsored Buyouts	$404,800	$137,900	$1,588,200	$689,000	$446,600
Financing for Private Equity Buyouts	15,000	129,700	700,800	874,700	468,300
Direct Investments	12,000	60,300	217,900	10,000	40,000
Investments in Managed Funds	—	—	616,800	—	—
CMBS & CDO Investments	107,500	19,400	99,900	26,800	—
Add-On Financing for Acquisitions	140,100	29,100	157,100	120,600	42,500
Add-On Financing for Recapitalization	8,000	2,400	266,300	255,300	60,200
Add-On Financing for Growth	1,500	5,000	5,000	5,600	—
Add-On Financing for Working Capital	8,200	22,000	62,400	35,600	25,500

Total	$697,100	$405,800	$3,714,400	$2,017,600	$1,083,100

Critical Accounting Policies

Valuation of Investments

We value our investment portfolio each quarter. Our FACT group prepares the portfolio company valuations each quarter using the most recent portfolio company financial statements and forecasts. The FACT group will consult with the respective members of our Investment Team who are managing the portfolio company to obtain further updates on the portfolio company performance, including information such as industry trends, new product development, and other operational issues. The valuations are reviewed by our senior management and our audit and compliance committee of our board of directors and presented to the board of directors, which reviews and approves the portfolio valuations in accordance with the following valuation policy.

Investments are carried at fair value, as determined in good faith by our board of directors. Unrestricted securities that are publicly traded are valued at their closing price on the related trading exchange or market on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company, including an investment company that is a portfolio company, issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security. For CMBS and CDO securities, we prepare a fair value analysis which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar securities, when available.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amount are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (“PIK”) interest and dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities. For CMBS and CDO securities, we recognize interest income using the effective interest method, using the anticipated yield over the projected life.

A change in the portfolio company valuation assigned by us could have an effect on the amount of loans on non-accrual status. Also, a change in a portfolio company’s operating performance and cash flows can impact a portfolio company’s ability to service our debt and therefore could impact our interest recognition.

Fee Income Recognition

Fees primarily include advisory, asset management, transaction structuring, financing and prepayment fees. Advisory fees represent amounts received for providing advice and analysis to middle market companies. Asset management fees represent fees for providing advisory services to an investment fund. Advisory and asset management fees are recognized as earned, provided collection is probable. Transaction structuring and financing fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment fees are recognized as they are received.

probable. Transaction structuring and financing fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment fees are recognized as they are received.

Stock-Based Compensation

In 2003, we adopted Financial Accounting Standards Board (FASB) Statement No. 123, “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in 2003 and thereafter, as permitted under FASB Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123.” In applying FASB Statement No. 123 to all stock options granted in 2003 and thereafter, the estimated fair value of the stock options are expensed pro rata over the vesting period of the options and are included on our consolidated statements of operations as “Salaries, benefits and stock-based compensation.” In accordance with FASB Statement No. 123, we elected to continue to apply the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of our consolidated net operating income and net increase in net assets resulting from operations calculated as if compensation costs were computed in accordance with FASB Statement No. 123.

In December 2004, the FASB issued FASB Statement No. 123 (revised 2004), “Share-Based Payment,” a revision to FASB Statement No. 123. FASB Statement No. 123(R) also supersedes APB Opinion No. 25 and amends FASB Statement No. 95, “Statement of Cash Flows.” Generally, the approach in FASB Statement No. 123(R) is similar to the approach described in FASB Statement No. 123. However, FASB Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. In the first quarter of 2006, we adopted FASB Statement No. 123(R) using the “modified prospective” method. Under the modified prospective method, the consolidated financial statements for prior year interim periods and fiscal years will not reflect any restated amounts.

All of our stock options granted prior to January 1, 2003 that were accounted for under APB Opinion No. 25 and not expensed in our consolidated statements of operations were fully vested as of December 31, 2005 and therefore, no additional stock compensation costs for those stock option grants will be recorded subsequent to the adoption of FASB Statement No. 123(R). When recognizing compensation cost under FASB Statement No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under FASB Statement No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of FASB Statement 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle to adjust compensation cost, net of related tax effects, for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods of $1,026, or $0.01 per basic share and $0.01 per diluted share. We calculated the compensation costs that would have been recognized in prior periods and during the three months ended March 31, 2006 using an estimated annual forfeiture rate of 6.7%.

During the three months ended March 31, 2006, we granted 1,990 options to purchase shares of common stock. We estimated the weighted average fair value on the date of grant of $2.26 per option using a Black-Scholes option pricing model using the following assumptions: exercise price at market on date of grant, expected dividend yield of 9.4%, weighted average risk-free interest rate of 4.4%, expected volatility factor of 0.23, and expected term of 5 years. In prior periods, we determined our expected volatility used in a Black-Scholes option pricing model based on our historical volatility during the expected term of the option. Beginning in the first quarter of 2006, we determined our expected volatility based on a combination of our historical volatility during the expected term of the option and our implied volatility based on the market prices of traded options of our stock.

As of March 31, 2006, the total compensation cost related to nonvested stock option awards not yet recognized was $54,449 that has a weighted average period to be recognized of 3.5 years.

Derivative Financial Instruments

We use derivative financial instruments to manage interest rate risk and fulfill our obligation under the terms of our revolving debt funding facilities and our asset securitizations. We have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” In 2004, the SEC prescribed new guidance on its interpretations of FASB Statement No. 133 for public investment companies related to the income statement classification of periodic interest rate derivative settlements. In periods prior to 2004, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Under the new accounting method, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. We adopted the new accounting method prospectively in 2004. The adoption of this new accounting method did not have any impact on our net increase in net assets resulting from operations.

Results of Operations

Our consolidated financial performance, as reflected in our consolidated statements of operations, is composed of three primary elements. The first element is “Net operating income,” which is primarily the interest, dividends and prepayment fees earned from investing in debt and equity securities and the fees we earn from advisory, asset management and transaction structuring activities, less our operating expenses and provision for income taxes. The second element is “Net realized gain (loss) on investments,” which reflects the difference between the proceeds from an exit of a portfolio investment and the cost at which the investment was carried on our consolidated balance sheets and periodic settlements of interest rate derivatives. The third element is “Net unrealized appreciation (depreciation) of investments,” which is the net change in the estimated fair values of our portfolio investments and the change in the estimated fair value of the future payment streams of our interest rate derivatives, at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate.

The consolidated operating results for the three months ended March 31, 2006 and 2005 and the years ended December 31, 2005, 2004, and 2003 are as follows:

	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Operating income	$173,178	$100,855	$554,500	$336,082	$206,280
Operating expenses	74,614	35,943	228,148	113,851	65,577

Operating income before income taxes	98,564	64,912	326,352	222,231	140,703
Provision for income taxes	(5,668)	(1,025)	(12,504)	(2,130)	—

Net operating income	92,896	63,887	313,848	220,101	140,703
Net realized gain (loss) on investments	44,198	4,826	36,407	(37,870)	22,006
Net unrealized appreciation (depreciation) of investments	23,934	42,967	14,654	99,214	(44,725)

Increase in net assets resulting from operations before cumulative effect of accounting change	161,028	111,680	364,904	281,445	117,984
Cumulative effect of accounting change, net of tax	1,026	—	—	—	—

Net increase in net assets resulting from operations	$162,054	$111,680	$364,909	$281,445	$117,984

First Quarter 2006 Compared to First Quarter 2005

Operating Income

Total operating income is comprised of two components: interest and dividend income and fee and other income. For the three months ended March 31, 2006, total operating income increased $72,323, or 72%, over the three months ended March 31, 2005.

Interest and dividend income consisted of the following for the three months ended March 31, 2006 and 2005:

	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
Interest income on debt securities	$110,602	$78,872
Interest income on bank deposits and employee loans	1,701	659
Dividend income on equity securities	18,822	6,887

Total interest and dividend income	$131,125	$86,418

Interest income on debt securities increased by $31,730 or 40%, to $110,602 for the three months ended March 31, 2006 from $78,872 for the comparable period in 2005, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average interest rate on our debt investments. Our daily weighted average debt investments at cost increased from $2,467,200 in the three month period ended March 31, 2005 to $3,504,800 in the comparable period in 2006 resulting from new loan originations net of loan repayments during the last twelve months ended March 31, 2006.

The daily weighted average effective interest rate on debt investments decreased from 13.0% in the three month period ended March 31, 2005 to 12.8% in the comparable period in 2006 due primarily to an increase in the total senior loans as a percentage of our total loan portfolio. Our senior loans as a percentage of our total loans at cost increased to 44% as of March 31, 2006 from 36% as of March 31, 2005. Our senior loans generally yield lower rates than our higher yielding subordinated loans, but they are typically variable rate based loans that do not necessitate the use of interest rate swap agreements thereby reducing our overall interest swap costs in 2006. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. Excluding the impact of the interest rate swap agreements, our daily weighted average effective interest rate for the three months ended March 31, 2006 decreased 20 basis points to 12.8% as compared to the three months ended March 31, 2005. However, including the impact of the interest rate swap agreements, our daily weighted average effective interest rate for the three months ended March 31, 2006 increased 30 basis points to 12.7% as compared to the three months ended March 31, 2005.

However, our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a net realized gain (loss) on investments on the interest settlement date. During the three months ended March 31, 2006 and 2005, the total interest cost of interest rate derivative agreements included in both net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments was $640 and $3,575, respectively. The decrease in our interest cost of interest rate derivative agreements is due primarily to the increase in the average monthly LIBOR rate from 2.73% in the three month period March 31, 2005 to 4.68% in the three month period ended March 31, 2006.

The decrease in our daily weighted average effective interest rate as a result of the increase in our senior debt investments is partially offset by the increase in the interest rates of our variable rate based loans due to the increases in average monthly LIBOR in the three month period ended March 31, 2006.

Dividend income on equity securities increased by $11,935 to $18,822 for the three months ended March 31, 2006 from $6,887 for the comparable period in 2005 due primarily to an increase in preferred stock investments. We have grown our investments in equity securities to a fair value of $2,051,200 as of March 31, 2006, a 104% increase over our investments in equity securities as of March 31, 2005. Although these investments do not produce a significant amount of current income, we expect to experience future net realized gains from these equity investments if they continue to appreciate in value.

Our daily weighted average total debt and equity investments at cost increased from $3,347,600 in the three months ended March 31, 2005 to $5,230,900 in the comparable period in 2006. The daily weighted average yield on total debt and equity investments decreased to 10.0% for the three months ended March 31, 2006 from 10.4% for the comparable period in 2005 due to the reasons discussed above including an overall increase in equity investments in the last twelve months ended March 31, 2006 that do not produce a current yield. Including the interest cost of interest rate derivative agreements that are included in net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments on the consolidated statements of operations, our daily weighted average yield on total debt and equity investments would have been 10.0% for both the three months ended March 31, 2006 and 2005.

Fee and other income consisted of the following for the three months ended March 31, 2006 and 2005:

	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
Transaction structuring fees	$11,272	$2,820
Fund management fees and reimbursements	7,519	—
Equity financing fees	6,387	1,665
Advisory and administrative fees	5,621	3,409
Loan financing fees	3,389	2,414
Prepayment fees	3,027	902
Other structuring fees	2,467	947
Other	2,371	2,280

Total fee and other income	$42,053	$14,437

Fee and other income increased by $27,616, or 191%, to $42,053 for the three months ended March 31, 2006 from $14,437 in the comparable period in 2005. For the three months ended March 31, 2006, we recorded $11,272 in transaction structuring fees for six buyout investments, including one add-on acquisition, totaling $524,400 of American Capital financing. For the three months ended March 31, 2005, we recorded $2,820 in transaction structuring fees for two buyout investments totaling $137,900 of American Capital financing. The transaction structuring fees were 2.1% and 2.0% of American Capital financing in 2006 and 2005, respectively.

Fund management fees and reimbursements represent fees recognized for providing advisory and management services to ECAS pursuant to investment management and services agreements. We recognized $2,819 of management fees and $4,700 for reimbursements of costs and expenses for the three months ended March 31, 2006 for salaries, employee benefits and general and administrative expenses.

Equity financing fees for the three months ended March 31, 2006 increased $4,722 over the comparable period in 2005. The increase in equity financing fees was attributable to an increase in new equity investments from $51,600 in the three month period ended March 31, 2005 to $240,600 in the comparable period in 2006. Equity financing fees were 2.7% and 3.2% of equity financing in 2006 and 2005, respectively.

Advisory and administrative fees for the three months ended March 31, 2006 increased $2,212, or 65%, over the comparable period in 2005. The increase in advisory and administrative fees is attributable primarily to the increase in the number of portfolio companies under management.

Loan financing fees for the three months ended March 31, 2006 increased $975, or 40%, over the comparable period in 2005. The increase in loan financing fees was attributable to an increase in new debt investments from $334,800 in 2005 to $349,000 in 2006. The loan financing fees were 1.0% and 0.7% of loan originations in 2006 and 2005, respectively. Loan fees we receive that are representative of additional yield are deferred as a discount and accreted into interest income and are not recorded as fee income.

The prepayment fees of $3,027 for the three months ended March 31, 2006 are the result of the prepayment by six portfolio companies of loans totaling $125,200 compared to prepayment fees of $902 for the three months ended March 31, 2005 as the result of the prepayment by two portfolio companies of loans totaling $50,800. Prepayment fees were 2.4% and 1.8% of debt repayments that were subject to a prepayment penalty in 2006 and 2005, respectively.

Operating Expenses

Operating expenses for the three months ended March 31, 2006 increased $38,671, or 108%, over the comparable period in 2006. Our operating leverage was 2.1% and 1.6% for the three months ended March 31,

2006 and 2005, respectively. Operating leverage is our annualized operating expenses, excluding stock-based compensation, interest expense and operating expenses reimbursed under management agreements, divided by our total assets at period end. The increase in our operating leverage is partially due to additional salary and overhead expenses incurred during the three months ended March 31, 2006 attributable to our new business initiative of becoming an asset manager of funds of private assets.

Interest expense increased from $17,346 for the three months ended March 31, 2005 to $35,982 in the comparable period in 2005. The increase in interest expense is due both to an increase in our weighted average borrowings from $1,572,900 in the three months ended March 31, 2005 to $2,431,000 in the comparable period in 2006 and to an increase in our weighted average interest rate on outstanding borrowings, including amortization of deferred financing costs, from 4.41% during the three months ended March 31, 2005 to 5.92% during the comparable period in 2006. As discussed above, the increase in the weighted average interest rate is primarily due to an increase in the average monthly LIBOR rate from 2.73% in 2005 to 4.68% in 2006.

Salaries, benefits and stock-based compensation expense increased 89% from $12,312 in the three months ended March 31, 2005 to $23,215 in the comparable period in 2006. Salaries, benefits and stock-based compensation consisted of the following for the three months ended March 31, 2006 and 2005:

	Three Months Ended March 31,
	2006	2005
Salaries	$15,621	$7,018
Benefits	3,823	2,098
Stock-based compensation	3,771	3,196

Total salaries, benefits and stock-based compensation	$23,215	$12,312

The total increases are due primarily to an increase in employees from 200 at March 31, 2005 to 359 at March 31, 2006 and annual salary rate increases. The increase in the number of employees is due to our growth as we have added investment professionals and administrative staff as we continue to build our investment platform and our asset management business, including the opening of four offices in London, Paris, Boston and Palo Alto.

General and administrative expenses increased from $6,285 in the three months ended March 31, 2005 to $15,417 in the comparable period in 2006. The increase is due primarily to additional overhead attributable to the increase in the number of employees and the opening of four new offices, including higher employee recruiting costs and rent expense, as well as due diligence costs related to prospective investment transactions that were terminated by us.

Provision for Income Taxes

We operate to qualify to be taxed as a regulated investment company, or a RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. We have distributed and currently intend to distribute sufficient dividends to eliminate investment company taxable income. However, we are subject to a nondeductible federal excise tax of 4% on our undistributed investment company taxable income if we do not distribute at least 98% of our investment company ordinary taxable income in any calendar year, 98% of our capital gain net income for each one-year period ending on October 31 and any shortfall in distributing taxable income from the prior calendar year. For calendar year 2005, we retained $48,282 of our investment company taxable income. For the three months ended March 31, 2006, we accrued a federal excise tax of $412, which is included in our provision for income taxes.

Our consolidated taxable operating subsidiaries, American Capital Financial Services, Inc. (“ACFS”) and ECFS, are subject to corporate level federal, state and local income tax in their respective jurisdictions. ECFS is incorporated in Guernsey where it has received an exempt status and therefore does not pay any income tax; however, the wholly-owned subsidiaries of ECFS are subject to corporate level income tax. For the three months ended March 31, 2006, we recorded a tax provision of $5,256 attributable to our taxable operating subsidiaries. For the three months ended March 31, 2005, we recorded a tax provision of $1,025 attributable to our taxable operating subsidiaries. The increase in the tax provision in 2006 as compared to 2005 is due primarily to the increase in fee income earned by ACFS in 2006 as a result of an increase in American Capital sponsored buyout transactions structured by ACFS.

Net Realized Gains (Losses) on Investments

Our net realized gains (losses) for the three months ended March 31, 2006 and 2005 consisted of the following:

	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
3SI Acquisition Holdings, Inc.	$26,617	$—
Network for Medical Communication & Research, LLC	21,548	—
Edge Products, LLC	4,087	—
Alemite Holdings, Inc.	1,997	—
Technical Concepts Holdings, LLC	1,403	—
Cycle Gear, Inc.	—	3,706
The Lion Brewery, Inc.	—	1,896
ACS PTI, Inc.	—	1,891
Other, net	3,253	1,404

Total gross realized portfolio company gains	58,905	8,897

American Decorative Surfaces International, Inc.	(15,758)	—
Other, net	(473)	(776)

Total gross realized portfolio company losses	(16,231)	(776)

Total net realized portfolio company gains	42,674	8,121
Interest rate derivatives	1,524	(3,295)

Total net realized gains	$44,198	$4,826

In the first quarter of 2006, we received full repayment of our remaining $39,921 subordinated debt investment in 3SI Acquisition Holdings, Inc. and sold all of our common equity for $53,463 in proceeds realizing a total gain of $26,617 offset by a reversal of unrealized appreciation of $28,002. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $4,464.

In the first quarter of 2006, we received full repayment of our remaining $10,400 subordinated debt investment in Network for Medical Communication & Research, LLC and sold all of our common equity warrants for $22,275 in proceeds realizing a total gain of $21,548 offset by a reversal of unrealized appreciation of $23,110. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $1,320.

In the first quarter of 2006, we received full repayment of our $24,495 senior and subordinated debt investments in Edge Products, LLC and sold all of our equity investments for $5,539 in proceeds, net of tax, realizing a total gain of $4,087 offset by a reversal of unrealized appreciation of $2,276. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $869.

In the first quarter of 2006, American Decorative Surfaces International, Inc. ceased business operations and a receiver was appointed to liquidate its remaining assets. Although we are pursuing our claims in the receivership, we do not expect to receive any additional proceeds from the liquidation. Our remaining subordinated debt and equity investments were deemed worthless and we recognized a realized loss of $15,758 offset by the reversal of unrealized depreciation of $18,703.

In the first quarter of 2005, we received full repayment of our remaining $13,142 senior and subordinated debt investments in Cycle Gear, Inc. and sold all of our equity investments in Cycle Gear consisting of our redeemable preferred stock and common stock warrants for $7,332 in proceeds realizing a total gain of $3,706 offset by a reversal of unrealized appreciation of $3,138. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $931.

Unrealized Appreciation and Depreciation of Investments

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined by management and approved by our board of directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for the three months ended March 31, 2006 and 2005:

	Number of Companies	Three Months Ended March 31, 2006	Number of Companies	Three Months Ended March 31, 2005
Gross unrealized appreciation of portfolio company investments	29	$159,526	20	$75,343
Gross unrealized depreciation of portfolio company investments	22	(119,054)	11	(41,891)
Reversal of prior period unrealized appreciation upon a realization	6	(37,498)	3	(8,735)

Net unrealized appreciation of portfolio company investments	57	2,974	34	24,717
Interest rate derivative periodic payment accrual	—	(1,311)	—	(280)
Interest rate derivative agreements	—	22,271	—	18,530

Net unrealized appreciation of investments	57	$23,934	34	$42,967

The fair value of the interest rate derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. They appreciate or depreciate based on relative market interest rates and their remaining term to maturity. The change in fair value is recorded as unrealized appreciation (depreciation) of interest rate derivative agreements. The increase in the fair value of our interest rate derivative agreements in the three month period ended March 31, 2006 is due primarily to the increase in average LIBOR in 2006 and a resulting increase in the forward interest rate yield curve.

As previously discussed, we record the accrual of the periodic interest settlements of interest rate swaps in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.

Our board of directors is responsible for determining the fair value of our portfolio investments on a quarterly basis. In that regard, the board has retained Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (“Houlihan Lokey”) to assist it by having Houlihan Lokey regularly review a designated percentage of our fair value determinations. Houlihan Lokey is a leading valuation firm in the United States, engaged in approximately 1,000 valuation assignments per year for clients worldwide. Each quarter, Houlihan Lokey reviews our determination of the fair value of approximately 25% of American Capital’s portfolio company investments that have been portfolio companies for at least one year and that have a fair value in excess of $10 million.

For the first quarter of 2006, Houlihan Lokey reviewed our valuations of 21 portfolio companies having an aggregate $730,000 in fair value as reflected in our consolidated financial statements as of March 31, 2006. Over the last four quarters, Houlihan Lokey has reviewed 96 portfolio companies totaling $3,208,000 in fair value as of their respective valuation dates. In addition, Houlihan Lokey representatives attend our quarterly valuation meetings and provide periodic reports and recommendations to our audit and compliance committee of the board of directors. For those portfolio company investments that Houlihan Lokey has reviewed using the scope of review set forth by our board, our board has made a fair value determination that is within the aggregate range of fair value for such investments as determined by Houlihan Lokey.

In February 2006, we entered into a commitment to provide $84,993 of mezzanine and equity financing to ASAlliances Biofuels, LLC to fund its development of three large scale ethanol production facilities. Construction of two of the facilities has commenced and construction of the third facility is projected to commence in the third quarter of 2006. The facilities are projected to be in operation in late 2007 to early 2008. As of March 31, 2006, our cost basis in ASAlliances Biofuels was $35,085, which represents a 43% diluted ownership interest. As of March 31, 2006, the fair value of our investment has appreciated to a fair value of $67,985. The increase in the valuation is driven in part by recent developments in the ethanol and energy markets and market comparables. In addition to its standard scope, we engaged Houlihan Lokey to review the value of ASAlliances Biofuels, since we determined that its fair value had risen significantly in the quarter in which the investment was made. The fair value of this investment as determined by our Board is within the range of fair value for the investment as determined by Houlihan Lokey.

Houlihan Lokey has been engaged, or may in the future be engaged, directly by us or our portfolio companies to provide investment banking services.

Fiscal Year 2005 Compared to Fiscal Year 2004

Operating Income

For the year ended December 31, 2005, total operating income increased $218,418, or 65%, over the year ended December 31, 2004. Interest and dividend income consisted of the following for the years ended December 31, 2005 and December 31, 2004:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Interest income on debt securities	$383,165	$243,328
Interest income on bank deposits and employee loans	3,561	981
Dividend income on equity securities	39,129	26,924

Total interest and dividend income	$425,855	$271,233

Interest income on debt securities increased by $139,837, or 57%, to $383,165 for 2005 from $243,328 for 2004, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average interest rate on our debt investments. Our daily weighted average debt investments at cost increased from $1,804,000 in 2004 to $2,948,900 in 2005 resulting from new loan originations net of loan repayments during the year ended December 31, 2005.

The daily weighted average effective interest rate on debt investments decreased to 13.0% in 2005 from 13.5% in 2004 due primarily to an increase in total senior loans as a percentage of our total loan portfolio. Our senior loans as a percentage of our total loans at cost increased to 44% as of December 31, 2005 from 35% as of December 31, 2004. Our senior loans generally yield lower rates than our higher yielding subordinated loans, but they are typically variable rate based loans that do not necessitate the use of interest rate basis swap agreements thereby reducing our overall interest swap costs in 2005. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate swap agreements to match the interest rate basis of our assets and liabilities and to reduce our interest rate risk, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations.

Excluding the impact of the interest rate swap agreements, our daily weighted effective interest rate for 2005 decreased 50 basis points to 13.0% as compared to the prior year. However, including the impact of interest rate basis swap agreements, our daily weighted average effective interest rate for 2005 increased 40 basis points to 12.7% as compared to the prior year.

However, our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a net realized gain (loss) on investments on the interest settlement date. In 2005 and 2004, the total interest cost of interest rate derivative agreements included in both net realized gain (loss) on investments and unrealized appreciation (depreciation) of investments was $7,293 and $21,061, respectively. The decrease in our interest cost of interest rate derivative agreements is due primarily to the increase in the average monthly LIBOR rate from 1.55% in 2004 to 3.47% in 2005.

The decrease in our daily weighted average effective interest as a result of the increase in our senior debt investments is partially offset by the increase in interest rates of our variable rate based loans due to the increases in average monthly LIBOR in 2005.

Dividend income on equity securities increased by $12,205 to $39,129 for 2005 from $26,924 for 2004 due primarily to an increase in preferred stock investments. We have grown our investments in equity securities to a fair value of $1,721,800 as of December 31, 2005, an 89% increase over the prior year. Although these investments do not produce a significant amount of current income, we expect to experience future net realized gains from these equity investments if they continue to appreciate in value. In addition, we received cash dividends from common equity investments, primarily controlled companies, of $2,399 from three portfolio companies in 2005 compared to $9,062 from six portfolio companies in 2004.

Our daily weighted average total debt and equity investments at cost increased from $2,442,800 in 2004 to $4,055,600 in 2005. The daily weighted average yield on total debt and equity investments decreased from 11.1% in 2004 to 10.4% in 2005 due to the reasons discussed above including an overall increase in equity investments in 2005 that do not produce a current yield. Including the cost of interest rate basis swap agreements that are included in net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments on the consolidated statements of operations, our daily weighted average yield on total debt and equity investments would have been 10.2% in both 2004 and 2005.

Fee and other income consisted of the following for the years ended December 31, 2005 and December 31, 2004:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Transaction structuring fees	$27,649	$14,148
Equity financing fees	25,223	9,682
Advisory and administrative fees	18,631	9,867
Loan financing fees	17,620	15,367
Fund management fees and reimbursements	13,770	—
Prepayment fees	11,134	6,650
Other structuring fees	2,350	2,466
Other	12,268	6,669

Total fee and other income	$128,645	$64,849

Fee and other income increased by $63,796, or 98%, to $128,645 in 2005 from $64,849 in 2004. In 2005, we recorded $27,649 in transaction structuring fees for eighteen buyout investments and two add-on financings for acquisitions totaling $1,662,000 of American Capital financing. In 2004, we recorded $14,148 in transaction structuring fees for thirteen buyout investments totaling $689,000 of American Capital financing. The transaction structuring fees were 1.7% and 2.1% of American Capital financing in 2005 and 2004, respectively.

Equity financing fees for the year ended December 31, 2005 increased $15,541 over the comparable period in 2004. The increase in equity financing fees was attributable to an increase in new equity investments from $339,000 in 2004 to $760,100 in 2005. Equity financing fees were 3.3% and 2.9% of equity financing in 2005 and 2004, respectively.

Advisory and administrative fees for the year ended December 31, 2005 increased $8,764, or 89%, over the comparable period in 2004. The increase in advisory and administrative fees is attributable primarily to the increase in the number of portfolio companies under management.

Loan financing fees for the year ended December 31, 2005 increased $2,253, or 15%, over the comparable period in 2004. The increase in the loan financing fees was attributable to an increase in new debt investments from $1,678,600 in 2004 to $2,257,000 in 2005. The loan financing fees were 0.8% and 0.9% of loan originations in 2005 and 2004, respectively. Loan fees we receive that are representative of additional yield are deferred as a discount and accreted into interest income and are not recorded as fee income.

Fund management fees and reimbursements represent fees recognized for providing advisory and management services to ECAS pursuant to investment management and services agreements. We recognized $2,788 of management fees and $10,982 for reimbursements of costs and expenses in 2005 for salaries, employee benefits and general and administrative expenses.

The prepayment fees of $11,134 in 2005 are the result of the prepayment by twenty portfolio companies of loans totaling $444,600 compared to prepayment fees of $6,650 in 2004 as the result of the prepayment by seventeen portfolio companies of loans totaling $266,900. Prepayment fees were 2.5% of debt repayments in each of 2005 and 2004.

Operating Expenses

Operating expenses for 2005 increased $114,297, or 100%, over 2004. Our operating leverage was 1.9% for both 2005 and 2004. Operating leverage is our operating expenses, excluding stock-based compensation, interest expense and operating expenses reimbursed under management agreements, divided by our total assets at period end.

Interest expense increased from $36,851 for 2004 to $100,715 for 2005. The increase in interest expense is due both to an increase in our weighted average borrowings from $999,700 for 2004 to $1,891,600 for 2005 and to an increase in our weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 3.69% for 2004 to 5.32% for 2005. As discussed above, the increase in the weighted average interest rate is primarily due to an increase in the average monthly LIBOR rate from 1.55% in 2004 to 3.47% in 2005.

Salaries, benefits and stock-based compensation expense increased 70% from $50,513 for 2004 to $85,680 for 2005. Our total salaries, benefits and stock-based compensation were 1.6% and 1.4% of total period end assets in 2005 and 2004, respectively. Salaries, benefits and stock-based compensation consisted of the following for the years ended December 31, 2005 and 2004:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Salaries	$64,425	$35,672
Benefits	7,304	4,774
Stock-based compensation	13,951	10,067

Total salaries, benefits and stock-based compensation	$85,680	$50,513

The total increases are due primarily to an increase in employees from 191 at December 31, 2004 to 308 at December 31, 2005, increases in incentive compensation, and annual salary rate increases. The increase in the number of employees is due to our growth as we have added investment professionals and administrative staff in building our investment platform, including the opening of two offices in London and Paris. In 2003, we adopted FASB Statement No. 123 to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148. Accordingly, stock-based compensation is higher in 2005 since it includes the pro-rata vested expense for stock options granted over the past three years compared to the pro-rata vested expense for stock options granted over the past two years in 2004.

General and administrative expenses increased from $26,487 for 2004 to $41,753 for 2005 primarily due to additional overhead attributable to the increase in the number of employees and the opening of two new offices in London and Paris, including higher employee recruiting costs and rent expense.

Provision for Income Taxes

We operate to qualify to be taxed as a regulated investment company, or a RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income. However, we are subject to a nondeductible federal excise tax of 4% on our undistributed investment company taxable income if we do not distribute at least 98% of our investment company ordinary taxable income in any calendar year, 98% of our capital gain net income for each one-year period ending on October 31 and any shortfall in distributing taxable income from the prior calendar year. For 2005, we retained $48,282 of our investment company ordinary taxable income and accrued a federal excise tax of $1,648, which is included in our provision for income taxes.

Our consolidated taxable operating subsidiaries, ACFS, a Delaware corporation and ECFS, are subject to corporate level federal, state and local income tax in their respective jurisdictions. ECFS is incorporated in Guernsey where it has received an exempt status and therefore does not pay any income tax; however, the wholly-owned subsidiaries of ECFS are subject to corporate level income tax. For the year ended December 31, 2005, we recorded a tax provision of $10,856 attributable to our taxable operating subsidiaries. For the year ended December 31, 2004, we recorded a tax provision of $2,130 attributable to our taxable operating subsidiaries. The increase in the tax provision in 2005 as compared to 2004 is due primarily to the increase in fee income earned by ACFS in 2005 as result of an increase in American Capital sponsored buyout transactions structured by ACFS. The 2004 income tax provision also benefited from the full utilization of a fully reserved net operating loss carry forward and the reversal of a valuation allowance on deferred tax assets.

Net Realized Gains (Losses)

Our net realized gains (losses) for 2005 and 2004 consisted of the following:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Escort, Inc.	$52,226	$—
Roadrunner Freight Systems, Inc.	26,321	1,735
TransCore Holdings, Inc.	—	19,972
CIVCO Holding, Inc.	12,611	2,123
Automatic Bar Controls, Inc.	11,828	—
The Tensar Corporation	11,021	4,279
Texstars, Inc.	494	10,891
ACAS Acquisitions (PaR Systems), Inc.	—	9,537
Chronic Care Solutions, Inc.	6,476	—
HMS Healthcare, Inc.	5,843	—
Vigo Remittance Corp	4,045	1,250
Cycle Gear, Inc.	3,779	—
Bankruptcy Management Solutions, Inc.	217	2,569
The Lion Brewery, Inc.	1,896	—
Bumble Bee Seafoods, L.P.	1,882	—
Kelly Aerospace, Inc.	1,747	—
ACS PTI, Inc.	1,524	—
Erie County Plastics Corporation	—	1,341
BC Natural Foods LLC	1,213	—
Other, net	4,430	4,956

Total gross realized portfolio company gains	147,553	58,653

Chromas Technologies Corp.	(252)	(32,043)
American Decorative Surfaces International, Inc.	(23,196)	—
S-Tran Holdings, Inc.	(22,351)	—
KIC Holdings, Inc.	(14,676)	—
Fulton Bellows & Components, Inc.	(63)	(14,256)
Academy Events Services, LLC	—	(14,173)
Sunvest Industries, Inc.	—	(14,032)
Optima Bus Corporation	(13,799)	—
Hartstrings LLC	(8,480)	—
MBT International, Inc.	(6,110)	—
Aeriform Corporation	(4,360)	—
Baran Group, Ltd.	—	(2,161)
ThreeSixty Sourcing, Ltd.	(88)	(1,818)
Euro-Pro Operating LLC	(1,787)	—
JAG Industries, Inc.	(1,376)	—
Marcal Paper Mills, Inc.	(1,099)	—
Mobile Tool International, Inc.	(1,068)	—
Stravina Operating, LLC	(1,000)	—
Other, net	(2,454)	(146)

Total gross realized portfolio company losses	(102,159)	(78,629)

Total net realized portfolio company gains (losses)	45,394	(19,976)

Interest rate derivative periodic payments	(8,987)	(17,894)

Total net realized gains (losses)	$36,407	$(37,870)

During 2005, we received full repayment of our $27,398 senior and subordinated debt investments in Escort, Inc. and sold all of preferred equity and a portion of common equity for $61,868 in proceeds realizing a total gain of $52,226 offset by a reversal of unrealized appreciation of $48,557. We retained a 9% fully diluted common equity interest in the newly capitalized Escort, renamed Radar Detection Holdings Corp., and provided $13,000 of senior debt financing to the purchasers for the transaction. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $1,283.

During 2005, we received full repayment of our remaining $5,299 subordinated debt investments in Roadrunner Freight Systems, Inc. and sold all of our equity investments in Roadrunner Freight consisting of our common stock and common stock warrants for $41,517 in proceeds realizing a total gain of $26,321 offset by a reversal of unrealized appreciation of $23,789. We provided $23,600 of subordinated bridge debt financing to the purchasers for which we subsequently received full repayment in 2005.

During 2005, we received full repayment of our $28,597 of subordinated debt investments in CIVCO Holding, Inc. and sold all of our remaining equity investments in CIVCO consisting of our common stock and common stock warrants for $14,651 in proceeds realizing a total gain of $12,611 offset by a reversal of unrealized appreciation of $6,802. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $1,152.

During 2005, we received full repayment of our $25,539 of remaining senior and subordinated debt investments in Automatic Bar Controls, Inc. and sold all of our equity investments in Automatic Bar consisting of our common stock and common stock warrants for $18,505 in proceeds realizing a total gain of $11,828 offset by a reversal of unrealized appreciation of $14,062.

During 2005, we received full repayment of our $25,330 of subordinated debt investments in The Tensar Corporation and sold all of our minority equity investments in Tensar consisting of preferred stock, common stock warrants and common stock for $17,940 in proceeds realizing a total gain of $11,021 offset by a reversal of unrealized appreciation of $10,853. We provided $104,000 in senior and subordinated debt financing to the purchasers for the transaction. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $950.

During 2005, we received full repayment of our $71,994 of remaining subordinated debt investments in Chronic Care Solutions, Inc. and sold all of our equity investments in Chronic Care Solutions consisting of our preferred stock, common stock and common stock warrants for $17,078 in proceeds realizing a total gain of $6,476 offset by a reversal of unrealized appreciation of $5,630. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $2,742.

During 2005, we received full repayment of our $42,305 of remaining subordinated debt investments in HMS Healthcare, Inc. and sold all of our equity investments in HMS Healthcare consisting of our preferred stock, common stock and common stock warrants for $8,366 in proceeds realizing a total gain of $5,843 offset by a reversal of unrealized appreciation of $5,781. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $1,047.

During 2005, we sold our common stock warrant investment in the parent holding company of Vigo Remittance Corp. for $5,259 in proceeds realizing a total gain of $4,045 offset by a reversal of unrealized appreciation of $3,971. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $376.

During 2005, we received full repayment of our remaining $13,142 senior and subordinated debt investments in Cycle Gear, Inc. and sold all of our equity investments in Cycle Gear consisting of our redeemable preferred stock and common stock warrants for $7,332 in proceeds realizing a total gain of $3,779 offset by a reversal of unrealized appreciation of $3,138. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $931.

During 2005, we sold our common stock investment and a portion of our preferred stock and common stock warrant investments in American Decorative Surfaces International, Inc. for nominal proceeds resulting in a realized loss of $23,196 offset by a reversal of unrealized depreciation of $23,196.

During 2005, S-Tran Holdings, Inc. filed for Chapter 11 bankruptcy. We do not expect to receive any proceeds from the liquidation of S-Tran for our common stock investment in S-Tran. Our common stock investment was deemed worthless and was written off resulting in a realized loss of $22,351 offset by a reversal of unrealized depreciation of $21,849.

During 2005, we sold a portion of our preferred stock investments in KIC Holdings, Inc. for nominal proceeds resulting in a realized loss of $14,676 offset by a reversal of unrealized depreciation of $14,731.

During 2005, we sold our common stock warrant investment and a portion of our preferred stock investments in Optima Bus Corporation for nominal proceeds resulting in a realized loss of $13,799 offset by a reversal of unrealized depreciation of $13,799.

During 2005, through a series of transactions, Hartstrings Holdings Corp., a newly established company wholly-owned by us, acquired all of the membership interests in Hartstrings, LLC and modified and restated our senior and subordinated debt investments in Hartstrings, LLC. As a result of the transactions, we recognized a total realized loss of $8,480 comprised of membership warrants of $3,572 and subordinated debt of $4,908 offset by a reversal of unrealized depreciation of $6,079.

During 2005, the operating assets of MBT International, Inc. were sold pursuant to an asset purchase agreement. We received cash proceeds from the sale of the operating assets as partial payment on our subordinated debt investments and expect to receive additional partial payments on our subordinated debt investments from sale proceeds held in escrow and from the sale of MBT’s real property. Subsequent to the asset sale, we deemed our equity investments worthless and wrote off the securities. We realized a total loss of $6,110 on our equity investments offset by a reversal of unrealized depreciation of $4,015.

During 2005, we sold our common stock warrant investment in Aeriform Corporation for nominal proceeds resulting in a realized loss of $4,360 offset by a reversal of unrealized depreciation of $4,360.

During 2004, we received full repayment of our $27,000 subordinated debt investments in TransCore Holdings, Inc. and sold all of our equity investments in TransCore consisting of our redeemable preferred stock, convertible preferred stock and common stock warrants for $26,409 in proceeds realizing a total gain of $19,972 offset by the reversal of unrealized appreciation of $18,888. The sale proceeds we recognized included proceeds we expect to receive held in escrow of $2,127.

During 2004, we received full repayment of our $20,909 senior and subordinated debt investments in Texstars, Inc. and sold all of our equity investments in Texstars consisting of common stock and common stock warrants for $12,856 in proceeds realizing a total gain of $10,891 offset by the reversal of unrealized appreciation of $9,615. The sale proceeds we recognized included proceeds we expect to receive held in escrow of $1,936.

During 2004, we received full repayment of our $22,500 subordinated debt investment in ACAS Acquisitions (PaR Systems), Inc. and received a $10,804 liquidating dividend on our common equity interest as a result of PaR’s sale of an 81% interest in its nuclear equipment and service business, recognizing a total gain of $9,537. We retained an 11% diluted ownership interest in ACAS Acquisitions (PaR Systems), Inc., which was renamed PaR Nuclear Holding Co., Inc. The non-nuclear business segment of ACAS Acquisitions (PaR Systems), Inc. was contributed to a newly created company, PaR Systems, Inc., shares of which were distributed to the existing shareholders. We provided $4,632 in subordinated debt financing to, and retained a 51% diluted ownership in, PaR Systems, Inc.

During 2004, we realized a gain of $4,279 from the realization of unamortized OID from the prepayment of debt by The Tensar Corporation (formerly Atlantech Holding Corp.) for which we received total proceeds of $18,750.

During 2004, Bankruptcy Management Solutions, Inc. recapitalized its balance sheet. Pursuant to the recapitalization, Bankruptcy Management repaid its existing debt, including $18,453 of our senior and subordinated debt, by issuing new debt, including $75,000 of debt provided by us, and also paid a cash dividend to its equity holders. We recognized a realized gain of $2,569 from the transaction consisting of $569 from the realization of unamortized OID from the prepayment of the existing debt and $2,000 from a cash dividend on our equity securities in excess of our cost basis.

During 2004, Chromas Technologies Corp. entered into an asset purchase agreement whereby substantially all of the assets were sold to and certain of the liabilities were assumed by a purchaser. The net cash proceeds were used to repay a portion of our outstanding loans and all of Chromas’ remaining assets were conveyed to us. Our remaining subordinated debt and equity investments in Chromas were deemed worthless and we recognized a realized loss of $32,043 offset by the reversal of unrealized depreciation of $29,767.

During 2004, we sold our senior subordinated debt investment in Fulton Bellows & Components, Inc. for nominal proceeds and recognized a realized loss of $6,818 offset by the reversal of unrealized depreciation of $7,001. In the third quarter of 2004, Fulton’s assets were sold under Section 363 of the Bankruptcy Code, and we received proceeds of $5,917 for partial repayment of our remaining senior debt investments. We recognized a realized loss of $7,438 from the write off of our remaining senior debt investments and common stock warrants partially offset by a reversal of unrealized depreciation of $7,194.

During 2004, Academy Event Services, LLC filed for Chapter 11 bankruptcy and the court conducted an auction for the sale of all of its assets during the quarter. We did not receive any proceeds from the auction sale held through the bankruptcy proceedings. Our subordinated debt and equity investments were deemed worthless and we recognized a realized loss of $14,173 offset by the reversal of unrealized depreciation of $7,813.

Sunvest Industries, Inc. was a holding company with two wholly-owned operating subsidiaries—Dyna-Fab LLC and Advanced Fabrication Technology LLC (“AFT”). In the fourth quarter of 2003, Dyna-Fab entered into an asset purchase agreement whereby substantially all of the assets of Dyna-Fab were sold. In the first quarter of 2004, AFT entered into an asset purchase agreement whereby substantially all of the assets of AFT were sold. During 2004, we foreclosed on Sunvest’s and its subsidiaries’ remaining assets including any rights to future payments under the asset purchase agreements. The remaining senior and subordinated debt and equity investments in Sunvest were deemed worthless and we recognized a realized loss of $14,032 offset by the reversal of unrealized depreciation of $14,052 in 2004.

We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. During 2005 and 2004, we recorded net realized losses of $8,987 and $17,894, respectively, for the interest rate derivative periodic settlements. The decrease in cost is due primarily to the increase in average monthly LIBOR in 2005 as compared to 2004.

Unrealized Appreciation and Depreciation of Investments

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined by management and approved by our board of directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2005 and 2004:

	Number of Companies	Year Ended December 31, 2005	Number of Companies	Year Ended December 31, 2004
Gross unrealized appreciation of portfolio company investments	43	$243,323	34	$192,395
Gross unrealized depreciation of portfolio company investments	34	(222,062)	31	(134,726)
Reversal of prior period unrealized depreciation (appreciation) upon a realization	25	(38,317)	11	33,787

Net unrealized appreciation (depreciation) of portfolio company investments	102	(17,056)	76	91,456
Interest rate derivative periodic payment accrual	—	1,694	—	(3,167)
Interest rate derivative agreements	—	30,016	—	10,925

Net unrealized appreciation of investments	102	$14,654	76	$99,214

The fair value of the interest rate derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. They appreciate or depreciate based on relative market interest rates and their remaining term to maturity. The change in fair value is recorded as unrealized appreciation (depreciation) of interest rate derivative agreements. The increase in the fair value of our interest rate derivative agreements in 2005 is due primarily to the increase in average LIBOR in 2005 and a resulting increase in the forward interest rate yield curve.

As previously discussed, we record the accrual of the periodic interest settlements of interest rate swaps in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.

As previously discussed, our board of directors has retained Houlihan Lokey to assist it by having Houlihan Lokey regularly review a designated percentage of our fair value determinations. During 2005 and 2004, Houlihan Lokey reviewed 100% of American Capital’s portfolio investments that have been portfolio companies for at least one year and that have a fair value in excess of $10 million. In 2005 and 2004, Houlihan Lokey reviewed our valuations of 99 and 85 portfolio company investments, having an aggregate $3,113,000 and $2,115,000 in fair value, respectively, as reflected in our consolidated financial statements of the respective period ends.

For those portfolio company investments that Houlihan Lokey has reviewed during the applicable period using the scope of review set forth by our board, our board has made a fair value determination that is within the aggregate range of fair value for such investments as determined by Houlihan Lokey.

Fiscal Year 2004 Compared to Fiscal Year 2003

Operating Income

Total operating income is comprised of two components: interest and dividend income and fee income. For the year ended December 31, 2004, total operating income increased $129,802, or 63%, over the year ended December 31, 2003. Interest and dividend income consisted of the following for the years ended December 31, 2004 and December 31, 2003:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Interest income on debt securities	$243,328	$167,480
Interest cost of interest rate derivative agreements	—	(17,214)
Interest income on bank deposits and employee loans	981	601
Dividend income on equity securities	26,924	8,191

Total interest and dividend income	$271,233	$159,058

Interest income on debt securities increased by $75,848, or 45%, to $243,328 for 2004 from $167,480 for 2003, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average interest rate on our debt investments. Our daily weighted average debt investments at cost increased from $1,219,200 in 2003 to $1,804,000 in 2004 resulting from new loan originations net of loan repayments during the year ended December 31, 2004.

The daily weighted average effective interest rate on debt investments decreased to 13.5% in 2004 from 13.7% in 2003 due primarily to an increase in total senior loans as a percentage of our total loan portfolio. Our senior loans as a percentage of our total loans at cost increased to 35% as of December 31, 2004 from 28% as of December 31, 2003. Our senior loans generally yield lower rates than our higher yielding subordinated loans, but they are typically variable rate based loans which do not necessitate the use of interest rate basis swap agreements thereby reducing our overall interest swap costs. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate swap agreements to match the interest rate basis of our assets and liabilities and to reduce our interest rate risk, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. Excluding the impact of the interest rate swap agreements, our daily weighted effective interest rate for 2004 decreased 20 basis points to 13.5% as compared to the prior year. However, including the impact of interest rate basis swap agreements, our daily weighted average effective interest rate for 2004 was 12.3%, which was the same as the prior year.

However, our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” In 2004, the Commission prescribed new guidance on its interpretations of FASB Statement No. 133 for public investment companies related to the income statement classification of the periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Under the new accounting method, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a net realized gain (loss) on investments on the interest settlement date. We adopted the new accounting method prospectively in 2004. In 2003, the total interest rate cost of interest rate derivative agreements included in interest income was $17,214. In 2004, the total interest rate cost of interest rate derivative agreements included in both net unrealized appreciation (depreciation) of investments and net realized gain (loss) on investments on the consolidated statements of operations was $21,061.

The impact on our daily weighted average effective interest rate of the increase in the percentage of our senior debt investments is partially offset by an increase in interest rates on our variable rate based loans as the weighted average monthly LIBOR rate increased from 1.21% in 2003 to 1.55% in 2004.

Dividend income on equity securities increased by $18,733 to $26,924 for 2004 from $8,191 for 2003 due primarily to an increase in preferred stock investments and an increase in recurring and non-recurring cash dividends received on common equity investments. We have grown our investments in equity securities to a fair value of $909,680 as of December 31, 2004, a 97% increase over the prior year. Although these investments do not produce a significant amount of current income, we expect to experience future net realized gains from these equity investments if they continue to appreciate in value. In addition, we received cash dividends from common equity investments, primarily controlled companies, of $9,062 from six portfolio companies in 2004 compared to $4,925 from one portfolio company in 2003.

Our daily weighted average total debt and equity investments at cost increased from $1,450,600 in 2003 to $2,442,800 in 2004. The daily weighted average yield on total debt and equity investments decreased from 12.1% in 2003 to 11.1% in 2004 due to the reasons discussed above including an overall increase in equity investments in 2004 that do not produce a current yield. Including the cost of interest rate basis swap agreements that are included in interest income in 2003 and are included net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments in 2004, our daily weighted average yield would have been 10.9% and 10.2% in 2003 and 2004, respectively.

Fee and other income consisted of the following for the years ended December 31, 2004 and December 31, 2003:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Transaction structuring fees	$14,148	$12,601
Loan financing fees	15,367	13,919
Advisory and administrative fees	9,867	4,737
Equity financing fees	9,682	5,375
Prepayment fees	6,650	3,836
Other structuring fees	2,466	3,375
Other	6,669	3,379

Total fee and other income	$64,849	$47,222

Fee and other income increased by $17,627, or 37%, to $64,849 in 2004 from $47,222 in 2003. In 2004, we recorded $14,148 in transaction structuring fees for thirteen buyout investment totaling $689,000 of American Capital financing. In 2003, we recorded $12,601 in transaction structuring fees for seven buyout investments of new portfolio companies and two existing portfolio companies totaling $446,600 of American Capital financing. The transaction structuring fees were 2.1% and 2.8% of American Capital financing in 2004 and 2003, respectively.

Loan financing fees for the year ended December 31, 2004 increased $1,448, or 10%, over the comparable period in 2003. The increase in the loan financing fees was attributable to an increase in new debt investments from $902,600 in 2003 to $1,678,600 in 2004, which is partially offset by an increase in the portion of fees deferred in 2004 as a discount that are representative of additional yield. The loan financing fees were 0.9% and 1.5% of loan originations in 2004 and 2003, respectively.

Equity financing fees for the year ended December 31, 2004 increased $4,307 over the comparable period in 2004. The increase in equity financing fees was attributable to an increase in new equity investments from $180,400 in 2003 to $339,000 in 2004.

Advisory and administrative fees for the year ended December 31, 2004 increased $5,130, or 108%, over the comparable period in 2003. The increase in advisory and administrative fees is attributable primarily to the increase in the number of portfolio companies under management.

The prepayment fees of $6,650 in 2004 are the result of the prepayment by seventeen portfolio companies of loans totaling $266,900 compared to prepayment fees of $3,836 in 2003 as the result of the prepayment by ten portfolio companies of loans totaling $136,800. Prepayment fees were 2.5% and 2.8% in 2004 and 2003, respectively of debt prepayments.

Operating Expenses

Operating expenses for 2004 increased $48,274, or 74%, over 2003. Our operating leverage decreased to 1.9% in 2004 compared to 2.2% in 2003. Operating leverage is our operating expenses, excluding stock-based compensation and interest expense, divided by our total assets at period end.

Interest expense increased from $18,514 for 2003 to $36,851 for 2004. The increase in interest expense is due both to an increase in our weighted average borrowings from $582,200 for 2003 to $999,700 for 2004 and to an increase in our weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 3.18% for 2003 to 3.69% for 2004. As discussed above, the increase in the weighted average interest rate is partially due to an increase in the average monthly LIBOR rate from 1.21% in 2003 to 1.55% in 2004.

Salaries, benefits and stock-based compensation expense increased 65% from $30,534 for 2003 to $50,513 for 2004. Salaries, benefits and stock-based compensation consisted of the following for the years ended December 31, 2004 and 2003:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Salaries	$35,672	$24,874
Benefits	4,774	3,076
Stock-based compensation	10,067	2,584

Total salaries, benefits and stock-based compensation	$50,513	$30,534

The total increases are due primarily to an increase in employees from 132 at December 31, 2003 to 191 at December 31, 2004, increases in incentive compensation, and annual salary rate increases. The increase in number of employees is due to our growth as we added investment professionals and administrative staff in building our investment platform. In 2003, we adopted FASB Statement No. 123 to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148. Accordingly, stock-based compensation is higher in 2004 since it includes the pro-rata vested expense for stock options granted over the past two years compared to the pro-rata vested expense for stock options granted over the past one year in 2003.

General and administrative expenses increased from $16,529 for 2003 to $26,487 for 2004 primarily due to higher (i) corporate governance costs associated with the implementation and compliance with the Sarbanes-Oxley Act of 2002, (ii) audit fees, (iii) legal fees, (iv) valuation service fees, (v) due diligence costs related to prospective investment transactions that were terminated by us, and (vi) additional overhead attributable to the increase in the number of employees.

Provision for Income Taxes

We operate to qualify to be taxed as a regulated investment company, or a RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income.

Our consolidated operating subsidiary, ACFS, is subject to corporate level federal and state income tax. For the year ended December 31, 2004, we recorded a tax provision of $2,130 attributable to ACFS. For the year ended December 31, 2003, we did not record a tax provision for ACFS primarily due to a net operating loss carry forward that was fully utilized during 2003.

Net Realized Gains (Losses)

Our net realized gains (losses) for 2004 and 2003 consisted of the following:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Weston ACAS Holdings, Inc.	$—	$24,930
TransCore Holdings, Inc.	19,972	—
Texstars, Inc.	10,891	—
ACAS Acquisitions (PaR Systems), Inc.	9,537	—
CPM Acquisition Corp.	—	6,099
A&M Cleaning Products, Inc.	—	5,181
CST Industries, Inc.	—	4,964
Atlantech Holding Corp	4,279	—
Tube City, Inc.	—	3,729
Bankruptcy Management Solutions, Inc.	2,569	—
CIVCO Holding, Inc.	2,123	—
Roadrunner Freight Systems, Inc.	1,735	—
Plastech Engineered Products, Inc.	745	1,641
Erie County Plastics Corporation	1,341	—
Vigo Remittance Corp	1,250	—
Other, net	4,211	3,828

Total gross realized portfolio company gains	58,653	50,372

Chromas Technologies Corp.	(32,043)	—
Fulton Bellows & Components, Inc.	(14,256)	(10,911)
Academy Events Services, LLC	(14,173)	—
Sunvest Industries, Inc.	(14,032)	—
Parts Plus Group, Inc.	—	(5,384)
Starcom Holdings, Inc.	—	(4,533)
Westwind Group Holdings, Inc.	—	(3,598)
New Piper Aircraft, Inc.	—	(2,231)
Baran Group, Ltd.	(2,161)	—
ThreeSixty Sourcing, Ltd.	(1,818)	—
Other, net	(146)	(1,709)

Total gross realized portfolio company losses	(78,629)	(28,366)

Total net realized portfolio company (losses) gains	(19,976)	22,006

Interest rate derivative periodic payments	(17,894)	—

Total net realized (losses) gains	$(37,870)	$22,006

See “Fiscal Year 2005 Compared to Fiscal Year 2004” for discussion on the net realized gains (losses) for the year ended December 31, 2004.

During 2003, we sold all of our equity interest in Weston ACAS Holdings, Inc. consisting of common stock, common stock warrants and preferred stock for $30,950 in cash proceeds and Weston also prepaid its remaining subordinated debt of $6,500, all as part of a recapitalization of Weston that resulted in Weston employees gaining 100% ownership of the company. We recognized a realized gain of $24,930 consisting of a $22,701 gain on the sale of our equity interest and $2,229 on the realization of the unamortized OID offset by the reversal of the unrealized appreciation of $20,822. As part of the recapitalization, we provided $12,750 of new subordinated debt financing to Weston as part of a $25,000 mezzanine debt financing provided by us and another mezzanine investor.

During 2003, we exited our investment in CPM Acquisition Corp. through a sale of our common stock warrants and the prepayment of the senior and subordinated debt. We received $30,428 in total proceeds from the sale and recognized a net realized gain of $6,099 offset by the reversal of unrealized appreciation of $3,462. The realized gain was comprised of $2,162 of unamortized OID on the senior and subordinated debt and $3,937 on the common stock warrants. The sale proceeds we recognized included proceeds we expect to receive held in escrow of $458.

During 2003, we exited our investment in A&M Cleaning Products, Inc. through a sale of our common stock warrants and redeemable preferred stock and the prepayment of the subordinated debt. We received $14,942 in total proceeds from the sale and recognized a net realized gain of $5,181 offset by the reversal of unrealized appreciation of $4,916. The realized gain was comprised of $653 of unamortized OID on the subordinated debt and $4,528 on the common stock warrants and redeemable preferred stock. The sale proceeds we recognized included proceeds we expect to receive held in escrow of $755.

During 2003, we exited our investment in CST Industries, Inc. through a sale of our common stock and the prepayment of the subordinated debt. We received $14,250 in total proceeds from the sale and recognized a net realized gain of $4,964 offset by the reversal of unrealized appreciation of $3,546. The realized gain was comprised of $804 of unamortized OID on the subordinated debt and $4,160 on the common stock.

During 2003, we exited our investment in Tube City, Inc. through a sale of our common stock warrants and the prepayment of the subordinated debt. We received $19,328 in total proceeds from the sale and recognized a net realized gain of $3,729 offset by the reversal of unrealized appreciation of $2,525. The realized gain was comprised of $1,927 of unamortized OID on the subordinated debt and $1,802 on the common stock warrants.

During 2003, we sold investments in three portfolio companies for a nominal sales price as part of one sale transaction. We sold our investment in the redeemable and convertible preferred stock of Fulton Bellows & Components, Inc. and recognized a realized loss of $10,911 offset by the reversal of unrealized depreciation of $10,911. We retained our common stock warrant and debt investments in Fulton Bellows. We also sold all of our investments in Parts Plus Group Inc., consisting of senior subordinated debt, redeemable preferred stock and common stock warrants, and recognized a realized loss of $5,384 offset by the reversal of unrealized depreciation of $5,380. We sold all of our investments in Westwind Group Holding, Inc., consisting of redeemable preferred stock and common stock, and recognized a realized a loss $3,598 offset by the reversal of unrealized depreciation of $3,598.

During 2003, we completed a recapitalization of Starcom Holdings, Inc. through a newly created company, NewStarcom Holdings, Inc. Under the terms of the recapitalization, we exchanged the existing senior debt of Starcom we purchased on June 30, 2003 for preferred equity in NewStarcom. In addition, American Capital’s existing subordinated notes issued by Starcom and its subsidiaries were refinanced with the proceeds of new subordinated notes issued by NewStarcom. Another existing investor in Starcom also exchanged its subordinated notes for preferred equity of NewStarcom and also provided $2,000 of new subordinated debt financing to NewStarcom. We realized a loss of $4,533 to write off our original common equity investment in Starcom as a result of the recapitalization offset by the reversal of unrealized depreciation of $4,530.

Unrealized Appreciation and Depreciation of Investments

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined by management and approved by our board of directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2004 and 2003:

	Number of Companies	Year Ended December 31, 2004	Number of Companies	Year Ended December 31, 2003
Gross unrealized appreciation of portfolio company investments	34	$192,395	29	$86,565
Gross unrealized depreciation of portfolio company investments	31	(134,726)	31	(132,205)
Reversal of prior period unrealized depreciation (appreciation) upon a realization	11	33,787	13	(7,864)

Net unrealized appreciation (depreciation) of portfolio company investments	76	91,456	73	(53,504)
Interest rate derivative periodic payment accrual	—	(3,167)	—	—
Interest rate derivative agreements	—	10,925	—	8,779

Net unrealized appreciation (depreciation) of investments	76	$99,214	73	$(44,725)

Financial Condition, Liquidity, and Capital Resources

At March 31, 2006, we had $67,830 in cash and cash equivalents and $84,030 in restricted cash. Our restricted cash consists primarily of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized debt agreements, those funds are generally distributed each month to pay interest and principal on the securitized debt. As of March 31, 2006, we had availability of $681,861 under our revolving debt funding facilities and $191,145 under our forward equity sale agreements assuming the forward prices as of March 31, 2006. During the three months ended March 31, 2006, we principally funded investments using draws on the revolving debt funding facilities, unsecured debt issuances and equity offerings, including forward equity sale agreements, as well as proceeds from sales of senior loans, repayments of loans and sales of equity investments.

As a regulated investment company, we are required to distribute annually 90% or more of our investment company taxable income and 98% of our net realized short-term capital gains to shareholders. We provide shareholders with the option of reinvesting their distributions in American Capital. In August 2004, we amended our dividend reinvestment plan to provide a 5% discount on shares purchased through the reinvested dividends, effective for dividends paid in December 2004 and thereafter, subject to terms of the plan. While we will continue to provide shareholders with the option of reinvesting their distributions in American Capital, we have historically had to and anticipate continuing to issue debt or equity securities in addition to the above borrowings to expand our investments in middle market companies and CDO and CMBS securities. The terms of the future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to us on terms we deem favorable.

We are currently in compliance with the requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to qualify as a business development company under the Investment Company Act of 1940, as amended. As a business development company, our asset coverage, as defined in the Investment Company Act of 1940, must be at least 200% after each issuance of senior securities. As of March 31, 2006, our asset coverage was 224%.

Equity Capital Raising Activities

Forward Sale Agreements

We periodically complete public offerings where shares of our common stock are sold in which a portion of the shares are offered directly by us and a portion of the shares are sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements. The shares of common stock sold by third parties are borrowed from third party market sources by counterparties, or forward purchasers, to the forward sale agreements who then sell the shares to the public. Pursuant to the forward sale agreements, we are required to sell to the forward purchasers shares of our common stock generally at such times as we elect over a one-year period. The forward sale agreements provide for settlement on a settlement date or dates to be specified at our discretion within a one-year period. On a settlement date, we issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price is initially the public offering price of shares of our common stock less the underwriting discount. The forward sale agreements provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and also is subject to specified decreases on certain dates during the duration of the agreement. The forward sale price is also subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Each forward purchaser under a forward sale agreement has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our stockholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with Emerging Issues Task Force (EITF) Issue No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the forward sale agreements are considered equity instruments and the shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, “Participating Securities and the Two-Class Method Under FASB Statement No. 128,” the forward sale agreements are not considered participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, “Earnings per Share.” However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

Our objective with the use of forward sale agreements is to allow us to manage more efficiently our debt to equity ratio, considering applicable statutory requirements and our capital needs associated with funding our investment activities. As a BDC, we are able to issue debt securities and preferred stock in an amount such that our asset coverage is at least 200% of the amount of our outstanding debt securities and preferred stock. Because we do not currently have any preferred stock outstanding, this provision of the 1940 Act effectively limits our ratio of debt to equity at this time to 1:1. However, as a practical matter, in order to provide sufficient flexibility to fund our projected investments and a cushion, we generally keep our debt to equity ratio somewhat below 1:1. For example, as of March 31, 2006, our ratio of debt to equity was 0.81:1.

A principal consideration in keeping our debt to equity ratio at less than 1:1 is that given the nature and variability of the equity capital markets, it is not practical to raise equity in frequent small increments, which would match in amount and timing our needs for investment funds. Thus, we are required to raise equity in larger increments than may be immediately invested and therefore we repay advances on our credit facilities with the proceeds of such equity issuances. We then make investments and manage our cash needs by drawing on our credit facilities. The funding sequence of issuing equity, repaying our credit facilities and then drawing on the credit facilities to fund new investments causes our average debt to equity ratio to be materially below 1:1. Moreover, because we cannot be assured that access to equity markets will be available whenever we may need equity capital to make a new investment, we must generally keep our credit availability somewhat higher and our debt to equity ratio materially lower than what would otherwise be if we were more readily assured access to equity capital. The use of the forward sale agreements beginning in 2004 has enabled us to increase our debt to equity ratio from 0.71 as of December 31, 2003 to 0.81 as of March 31, 2006.

The use of forward sale contracts is expected to allow us to deliver common stock and receive cash at our election to the extent covered by outstanding contracts, without undertaking a new offering of common stock. Because we would be more assured of access to equity capital, we expect to be in a position to allow our debt to equity ratio to be closer to 1:1 than without the use of forward sale agreements.

Equity Offerings

For the first quarter ended March 31, 2006 and fiscal years 2005, 2004 and 2003, we completed several public offerings of our common stock and entered into several forward sale agreements. The following table summarizes the total shares sold, including shares sold pursuant to the underwriters’ over-allotment options and through forward sale agreements, and the proceeds we received, excluding issuance costs, for the public offerings of our common stock for the first quarter 2006 and the fiscal years 2005, 2004 and 2003:

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price per Share
February 2006 public offering	987	$35,620	$36.10
January 2006 public offering	600	$20,904	$34.84
Issuances under November 2005 Forward Sale Agreements	2,000	$71,661	$35.83
Issuances under September 2005 Forward Sale Agreements	750	$26,113	$34.82

Total for the three months ended March 31, 2006	4,337	$154,298	$35.58

Issuances under November 2005 Forward Sale Agreements	1,500	$54,380	$36.25
November 2005 public offering	3,050	$112,670	$36.94
Issuances under September 2005 Forward Sale Agreements	4,750	$167,335	$35.23
September 2005 public offering	2,000	$71,440	$35.72
Issuances under March 2005 Forward Sale Agreements	8,000	$235,353	$29.42
March 2005 public offering	2,000	$60,228	$30.11
Issuances under September 2004 Forward Sale Agreements	6,250	$178,312	$28.53

Total for the year ended December 31, 2005	27,550	$879,718	$31.93

Issuances under September 2004 Forward Sale Agreements	2,750	$81,244	$29.54
September 2004 public offering	4,225	$127,511	$30.18
July 2004 public offering	4,425	$118,325	$26.74
May 2004 public offering	7,475	$183,063	$24.49
February 2004 public offering	2,174	$68,313	$31.42

Total for the year ended December 31, 2004	21,049	$578,456	$27.48

November 2003 public offering	8,740	$223,945	$25.62
September 2003 public offering	2,188	$51,826	$23.69
March 2003 public offering	6,670	$143,356	$21.49
January 2003 public offering	4,715	$102,033	$21.64

Total for the year ended December 31, 2003	22,313	$521,160	$23.36

In September 2005, we entered into forward sale agreements (the “September 2005 Forward Sale Agreements”) to purchase 5,500 shares of common stock. The 5,500 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the September 2005 Forward Sale Agreements who then sold the shares to the public. Pursuant to the September 2005 Forward Sale Agreements, we must sell to the forward purchasers 5,500 shares of our common stock generally at such times as we elect over a one-year period. The September 2005 Forward Sale Agreements provided for settlement on a settlement date or dates to be specified at our discretion within the duration of the September 2005 Forward Sale Agreements through termination in September 2006. On a settlement date, we issued shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $35.72 per share, which was the public offering price of shares of our common stock less the underwriting discount. The September 2005 Forward Sale Agreements provide that the initial forward sale price per share was subjected to a daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and was subjected to decrease by $0.79, $0.04, $0.79, $0.80 and $0.82 per share on December 2, 2005, December 27, 2005, March 3, 2006, June 2, 2006 and September 1, 2006, respectively. The forward sale price was also subjected to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

In November 2005, we entered into forward sale agreements (the “November 2005 Forward Sale Agreements”) to purchase 5,000 shares of common stock. The 5,000 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the November 2005 Forward Sale Agreements who then sold the shares to the public. Pursuant to the November 2005 Forward Sale Agreements, we must sell to the forward purchasers 5,000 shares of our common stock generally at such times as we elect over a one-year period. The November 2005 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within the duration of the November 2005 Forward Sale Agreements through termination in November 2006. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $36.941 per share, which was the public offering price of shares of our common stock less the underwriting discount. The November 2005 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to decrease by $0.79, $0.03, $0.80, $0.81 and $0.82 per share on December 2, 2005, December 27, 2005, March 3, 2006, June 2, 2006 and September 1, 2006, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. As of March 31, 2006, there are 1,500 shares available under the November 2005 Forward Sale Agreements at a forward sale price of $35.83 per share.

In January 2006, we entered into a forward sale agreement (the “January 2006 Forward Sale Agreement”) to purchase 4,000 shares of common stock. The 4,000 shares of common stock were borrowed from third party market sources by the counterparty, or forward purchaser, of the January 2006 Forward Sale Agreement who then sold the shares to the public. Pursuant to the January 2006 Forward Sale Agreement, we must sell to the forward purchaser 4,000 shares of our common stock generally at such times as we elect over a one-year period. The January 2006 Forward Sale Agreement provides for settlement date or dates to be specified at our discretion within the duration of the January 2006 Forward Sale Agreement through termination in January 2007. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $34.84 per share, which was the public offering price of shares of our common stock less the underwriting discount. The January 2006 Forward Sale Agreement provides that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and is subject to a decrease by $0.80, $0.82, $0.85, and $0.86 on each of March 3, 2006, June 2, 2006, September 1, 2006 and December 1, 2006, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchaser of borrowing our common stock exceeds a specified amount. As of March 31, 2006, there are 4,000 shares available under the January 2006 Forward Sale Agreement at a forward sale price of $34.35 per share.

In April 2006, we completed a public offering in which 9,800 shares of our common stock, including an underwriters’ over-allotment of 1,800 shares, were sold at a public offering price of $35.31 per share. Upon completion of the offering and exercise of the underwriters’ over-allotment option, we received proceeds, net of the underwriters’ discount, of $333,062.

As part of the public offering in April 2006, we also entered into forward sale agreements (the “April 2006 Forward Sale Agreements”) to purchase 4,000 shares of common stock. The 4,000 shares of common stock were borrowed from third party market sources by the counterparties, or forward purchasers, of the April 2006 Forward Sale Agreements who then sold the shares to the public. Pursuant to the April 2006 Forward Sale Agreements, we must sell to the forward purchasers 4,000 shares of our common stock generally at such times as we elect over a one-year period. The April 2006 Forward Sale Agreements provide for settlement date or dates to be specified at our discretion within the duration of the April 2006 Forward Sale Agreements through termination in April 2007. On a settlement date, we will issue shares of our common stock to the forward purchasers at the then applicable forward sale price. The forward sale price was initially $33.9859 per share, which was the public offering price of shares of our common stock less the underwriting discount. The April 2006 Forward Sale Agreements provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and is subject to a decrease by $0.82, $0.83, $0.84, and $0.85 on each of June 2, 2006, September 1, 2006, December 1, 2006 and March 2, 2007, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

As of March 31, 2006, all other forward sale agreements had been fully settled.

Other Capital Raising Activities

In the first quarter of 2006 and fiscal years 2005 and 2004, we sold senior loans of our portfolio companies for total cash proceeds of $42,607, $339,940, and $217,375, respectfully. We continued to remain the servicer for certain of these loans. We expect to continue to sell senior loans as a source of new capital to be reinvested into higher yielding investments.

Debt Capital Raising Activities

Our debt obligations consisted of the following as of March 31, 2006, December 31, 2005 and 2004:

Debt	March 31, 2006	December 31, 2005	December 31, 2004
Secured revolving debt-funding facility, $1,000,000 commitment	$538,139	$593,369	$623,348
Unsecured revolving debt-funding facility, $310,000 commitment	215,000	162,000	—
Secured revolving debt-funding facility, $125,000 commitment	—	—	—
Unsecured debt due through September 2011	167,000	167,000	167,000
Unsecured debt due August 2010	126,000	126,000	—
Unsecured debt due October 2020	75,473	75,481	—
Unsecured debt due February 2011	22,126	—	—
Repurchase agreements	135,334	110,219	28,847
ACAS Business Loan Trust 2002-1 asset securitization	—	—	2,291
ACAS Business Loan Trust 2002-2 asset securitization	—	5,406	44,590
ACAS Business Loan Trust 2003-1 asset securitization	—	23,320	110,895
ACAS Business Loan Trust 2003-2 asset securitization	238	32,268	174,007
ACAS Business Loan Trust 2004-1 asset securitization	409,772	409,772	410,000
ACAS Business Loan Trust 2005-1 asset securitization	830,000	762,025	—

Total	$2,519,082	$2,466,860	$1,560,978

The weighted average debt balance for the three months ended March 31, 2006 and the years ended December 31, 2005 and 2004 was $2,431,000, $1,891,600 and $999,700, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the three months ended March 31, 2006 and the years ended December 31, 2005 and 2004 was 5.92%, 5.32% and 3.69% respectively. We believe that we are currently in compliance with all of our debt covenants.

Revolving Debt-Funding Facilities

We, through ACS Funding Trust I, an affiliated statutory trust, have a secured revolving debt-funding facility (the “AFT I Facility”). On June 13, 2003, we and ACS Funding Trust I entered into an amended and restated loan funding and service agreement with the existing lenders with an aggregate commitment of $225,000. In 2004, we entered into amendments to the existing amended and restated loan funding facility and servicing agreement increasing the aggregate commitment from $225,000 to $425,000 through August 13, 2004. On August 10, 2004, we entered into a second amended and restated loan funding facility and servicing agreement that increased the aggregate commitment to $600,000. Subsequently, we entered into amendments to the second amended and restated loan funding facility and servicing agreement adding additional lenders to the facility and increasing the maximum availability under the facility to $850,000. In January 2005, an existing lender in the facility increased its commitment by $150,000 increasing the total maximum availability to $1,000,000. In August 2005, we amended the facility to extend the termination date to August 2006 and to modify certain other terms. We subsequently amended and restated the facility in the following month to add a multicurrency provision, allowing funds to be borrowed in an alternative currency to the U.S. dollar and to modify certain other terms.

Our ability to make draws on the AFT I Facility expires in August 2006, unless extended for an additional 364-day period with the consent of the lenders. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period through a termination date in August 2008. As of March 31, 2006, this facility was collateralized by loans and assets from our portfolio companies with a principal balance of $724,786. Interest on borrowings under this facility is paid monthly and is charged at either a one-month LIBOR or a commercial paper rate plus a spread of 1.10%. We are also charged an unused commitment fee of 0.15%. The AFT I Facility contains covenants that, among other things, require us to maintain a minimum net worth and restrict the loans securing the facility to certain dollar amounts, concentrations in certain geographic regions and industries, certain loan grade classifications, certain security interests, and interest payment terms.

In March 2004, we entered into a $70,000 secured revolving credit facility with a syndication of lenders. The revolving debt funding period was to expire in March 2005. During the revolving period, interest on the borrowings under this facility was charged at either (i) a one-month LIBOR plus 200 basis points or (ii) the greater of the prime rate plus 25 basis points or a federal funds rate plus 125 basis points. In February 2005, we revised the terms of the existing revolving credit facility pursuant to an Amended and Restated Credit Agreement. In connection with the amendment, the maximum availability of borrowing under the revolving credit facility was increased from $70,000 to $100,000 and the facility was converted into an unsecured revolving line of credit. In June 2005, the $100,000 unsecured credit facility was terminated, and we entered into a new $230,000 unsecured revolving line of credit with a syndication of lenders, including lenders from our terminated $100,000 unsecured revolving line of credit. In July 2005, we expanded the facility to $255,000 and it could be expanded through new or additional commitments up to $300,000 in accordance with the terms and conditions of the agreement. In December 2005, we amended and restated the facility to allow it be expanded through new or additional commitments up to $500,000 in accordance with the terms and conditions of the agreement. In January 2006, we expanded the committed amount of our existing unsecured debt funding facility to $310,000 as a result of new lender commitments. In May 2006, we entered into an amended and restated agreement for the facility to allow it to be expanded through new or additional commitments up to $1,150,000 in accordance with the terms and conditions of the agreement and expanded the committed amount from $310,000 to $900,000 as a result of new lender commitments. The facility expires in May 2008 unless extended for an additional 364-day period with the consent of the lenders. Interest on borrowings under the new facility is charged at either (i) LIBOR plus the applicable percentage at such time or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 basis points. The agreement contains covenants that, among other things, require us to maintain certain unsecured debt ratings and a minimum net worth. We are also charged an unused commitment fee of 0.25%.

In June 2004, we and an affiliated trust entered into a $125,000 secured revolving credit facility (the “AFT II Facility”) with a lender. The revolving debt funding period expires in June 2006 unless the facility is extended prior to such date for an additional 364-day period at the discretion of the lender. If the AFT II Facility is not extended, any remaining outstanding principal amount will be amortized over a 24-month period beginning June 2006. Interest on borrowings under this facility is charged at either (i) a one-month LIBOR plus 210 basis points or (ii) a commercial paper rate plus 110 basis points. We are also charged an unused commitment fee of 0.25%. The facility contains covenants that, among other things, require us to maintain a minimum net worth and certain financial ratios. As of March 31, 2006, there was no outstanding balance in the AFT II Facility.

Unsecured Debt

In September 2005, we entered into a note purchase agreement to issue $75,000 of senior unsecured fifteen-year notes to accredited investors in a private placement. The unsecured notes have a fixed interest rate of 6.923% through the interest payment date in October 2015 and at the rate of LIBOR plus 2.65% thereafter and mature in October 2020.

In August 2005, we entered into a note purchase agreement to issue an aggregate of $126,000 of long-term unsecured five-year notes to institutional investors in a private placement. The unsecured notes have a fixed interest rate of 6.14% and mature in August 2010.

In September 2004, we sold an aggregate $167,000 of long-term unsecured five- and seven-year notes to institutional investors in a private placement pursuant to a note purchase agreement. The unsecured notes consist of $82,000 of senior notes, Series A and $85,000 of senior notes, Series B. The Series A notes have a fixed interest rate of 5.92% and mature in September 2009. The Series B notes have a fixed interest rate of 6.46% and mature in September 2011.

In February 2006, we entered into a note purchase agreement to issue €14 million and £3 million of senior unsecured five-year notes to institutional investors in a private placement offering. The €14 million Series 2006-A Notes have a fixed interest rate of 5.177% and the £3 million Series 2006-B Notes have a fixed interest rate of 6.565%. Each series matures in February 2011. The note purchase agreement contains customary default provisions.

Asset Securitizations

In October 2005, we completed an $830,000 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2005-1 (“Trust VI”), an affiliated statutory trust, and agreed to contribute to Trust VI up to $1,000,000 in loans. On the closing date, the aggregate outstanding principal balance of loans contributed by us was $872,000. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust VI issued $435,000 Class A-1 notes, $150,000 Class A-2A notes, $50,000 Class A-2B notes, $50,000 Class B notes, $145,000 Class C notes, $90,000 Class D notes and $80,000 Class E notes (collectively, the “2005-1 Notes”). The Class A-1 notes, Class A-2A notes, Class A-2B notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2005-1 Notes are secured by loans originated or acquired by us and contributed to the Trust. Of the $150,000 Class A-2A notes, $22,025 was drawn upon at closing, $60,000 was drawn upon in December 2005 and the balance of $67,975 was drawn upon in January 2006. Trust VI may make one more draw under the Class A-2A notes against the unfunded commitment through

January 2006 to purchase additional loans to secure the 2005-1 Notes. Early repayments of loans held by Trust VI are first applied to the Class A-1 notes, Class A-2A notes and Class A-2B notes, next to the Class B notes and then to the Class C notes. Through January 2009, Trust VI may also reinvest any principal collections of its existing loans into purchases of additional loans to secure the 2005-1 Notes. The Class A-1 notes have an interest rate of LIBOR plus 25 basis points, the Class A-2A notes have an interest rate of LIBOR plus 20 basis points, the Class A-2B notes have an interest rate of LIBOR plus 35 basis points, the Class B notes have an interest rate of LIBOR plus 40 basis points, and the Class C notes have an interest rate of LIBOR plus 85 basis points. The LIBOR on the 2005-1 Notes during the initial interest period is a four-month LIBOR, and thereafter will be three-month LIBOR. The loans are secured by loans and assets from our portfolio companies with a principal balance of $1,000,000 as of March 31, 2006. The 2005-1 Notes contain customary default provisions and mature in July 2019 unless redeemed or repurchased prior to such date. The Class A-1 notes, Class A-2A notes, Class A-2B notes, Class B notes and Class C notes mature in July 2019.

In December 2004, we completed a $410,000 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2004-1 (“Trust V”), an affiliated statutory trust, and contributed to Trust V $500,000 in loans. Subjected to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust V was authorized to issue $302,500 Class A notes, $33,750 Class B notes, $73,750 Class C notes, $50,000 Class D notes, and $40,000 Class E notes. The Class A notes, Class B notes, and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The Class A notes carry an interest rate of 2.66% through the first interest payment date in January 2005 and thereafter a rate of three-month LIBOR plus 32 basis points, the Class B notes carry an interest rate of 2.84% through the first interest payment date and thereafter a rate of three-month LIBOR plus 50 basis points, and the Class C notes carry an interest rate of 3.34% through the first interest payment date and thereafter a rate of three-month LIBOR plus 100 basis points. The loans are secured by loans and assets from our portfolio companies with a principal balance of $484,092 as of March 31, 2006. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. Through January 2007, Trust V has the option to reinvest any principal collections of its existing loans into purchases of new loans. The Class A notes, Class B notes, and Class C notes mature in October 2017.

In December 2003, we completed a $317,500 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2003-2 (“Trust IV”), an affiliated statutory trust, and contributed to Trust IV $398,000 in loans. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust IV was authorized to issue $258,000 Class A notes, $40,000 Class B notes, $20,000 Class C notes, $40,000 Class D notes, and $40,000 of Class E notes. The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 48 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 95 basis points, and the Class C notes carry an interest rate of one-month LIBOR plus 175 basis points. The loans are secured by loans and assets from our portfolio companies with a principal balance of $79,625 as of March 31, 2006. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. As of December 31, 2005, there are no Class A notes outstanding. The Class B notes mature in June 2009 and the Class C notes mature in August 2009.

In May 2003, we completed a $238,700 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2003-1 (“Trust III”), an affiliated statutory trust, and contributed to Trust III $308,000 in loans. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust III was authorized to issue $185,000 Class A notes, $31,000 Class B notes, $23,000 Class C notes and $69,000 Class D notes. The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes were retained by us. The Class C notes consist of a $17,000 tranche of floating rate notes and a $6,000 tranche of fixed rate notes. The Class A notes carry an interest rate of one-month LIBOR plus 55 basis points and the Class B notes carry an interest rate of one-month LIBOR plus 120 basis points. The floating rate tranche of the Class C notes carries an interest rate of one-month LIBOR plus 225 basis points and the fixed rate tranche carries an interest rate of 5.14%. The notes were secured by loans and assets from our portfolio companies. Early repayments were first applied to the Class A notes, then to the Class B notes and then to the Class C notes. As of March 31, 2006, there are no notes outstanding.

In August 2002, we completed a $157,900 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2002-2 (“Trust II”), an affiliated statutory trust, and contributed to Trust II $210,500 in loans. Subject to continuing compliance with certain conditions, we will remain servicer of the loans. Simultaneously with the initial contribution of loans, Trust II was authorized to issue $105,300 Class A notes and $52,600 Class B notes to institutional investors and $52,600 of Class C notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 160 basis points. The notes were secured by loans and assets from our portfolio companies. Early repayments were first applied to the Class A notes, and then to the Class B notes. As of March 31, 2006, there are no notes outstanding.

In March 2002, we completed a $147,300 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2002-1 (“Trust I”), an affiliated statutory trust, and contributed to Trust I $196,300 in loans. Subject to continuing compliance with certain conditions, we will remain servicer of the loans. Simultaneously with the initial contribution of loans, Trust I was authorized to issue $98,200 Class A notes and $49,100 Class B notes to institutional investors and $49,100 of Class C notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. The notes were secured by loans and assets from our portfolio companies. Early repayments were first applied to the Class A notes, and then to the Class B notes. As of December 31, 2005, there are no notes outstanding.

Repurchase Agreements

We have a total return swap facility (the “TRS Facility”) with Wachovia Bank, N.A. (“Wachovia”) under which we pledge certain of our investments to Wachovia from time to time in exchange for financing. Subject to the terms and conditions of the TRS Facility, we may generally repay and reborrow proceeds and are required to make payments to Wachovia on outstanding funds at a rate equal to one-month LIBOR plus 125 basis points. We must also repay all or a portion of any funded amount upon the occurrence of certain events. In addition to the pledged assets, Wachovia has recourse to us for any collateral shortfall up to $150 million. The TRS Facility contains customary default provisions and is scheduled to terminate in December 2006. We have treated the TRS Facility as a secured financing arrangement with the outstanding funded amount included as a debt obligation on the accompanying consolidated balance sheets.

We considered an interpretation of GAAP relating to the treatment of transactions where investments acquired by us from a particular counterparty are simultaneously financed through a financing arrangement with that same counterparty or an affiliate thereof. Currently, in such cases, we record such transactions as a sale of the investment to us and such related debt provided to us as a secured financing arrangement. An alternative interpretation of GAAP, however, concerns whether such investment should be presented on a net basis and treated as a derivative.

In the first quarter of 2006, we purchased several tranches of CMBS from an affiliate of Wachovia and subsequently pledged certain tranches of the acquired CMBS investment to Wachovia through the TRS Facility. If we recorded certain tranches of this CMBS investment as a derivative at the time of acquisition, total assets and total liabilities would have been affected for the quarter ended March 31, 2006. The accounting for these types of transactions is being considered for further technical guidance by the accounting standard setters. Future guidance may require us to adjust our accounting of these transactions.

As a BDC, our asset coverage, as defined in the 1940 Act, must be at least 200% after each issuance of a Senior Security. As of March 31, 2006, December 31, 2005 and 2004, our asset coverage was 224%, 217% and 220%, respectively.

A summary of our contractual payment obligations as of December 31, 2005 are as follows:

	Payments Due by Period
Contractual Obligations	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Revolving debt-funding facilities	$755,369	$41,621	$713,748	$—	$—
Notes payable, excluding discounts	1,232,799	28,794	31,295	439,458	733,252
Unsecured debt, excluding premiums	368,000	—	—	208,000	160,000
Repurchase agreements	110,219	110,219	—	—	—
Interest payments on debt obligations(1)	573,966	122,109	221,669	136,135	94,053
Operating leases	67,945	7,047	16,471	15,895	28,532

Total	$3,108,298	$309,790	$983,183	$799,488	$1,015,837

(1)	For variable rate debt, future interest payments are based on the interest rate as of December 31, 2005.

To the extent that we receive unscheduled prepayments of on our debt investments that securitize our debt obligations, we are required to apply those proceeds to our outstanding debt obligations.

Off Balance Sheet Arrangements

We have non-cancelable operating leases for office space and office equipment. The leases expire over the next eleven years and contain provisions for certain annual rental escalations.

As of March 31, 2006, we had commitments under loan agreements to fund up to $309,697 to 47 portfolio companies. These commitments are primarily composed of working capital credit facilities and acquisition credit facilities. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in our portfolio.

As of March 31, 2006, we were also subject to a subscription agreement to fund up to €322,848 (or $389,880) of equity commitments to European Capital Limited that does not expire.

A summary of our loan and equity commitments as of December 31, 2005 are as follows:

	Amount of Commitment Expiration by Period
	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Loan and Equity Commitments(1)	$700,258	$509,707	$30,632	$108,531	$51,388

Total	$700,258	$509,707	$30,632	$108,531	$51,388

(1)	Our equity commitment for European Capital Limited is included in the less than one year expiration period.

We also have outstanding forward sale agreements that will require us to sell shares of our common stock at the then applicable forward sale prices. The forward sale prices are subject to daily adjustment based on a floating interest factor and will decrease by specified amounts on scheduled future dates. Each forward sale contract has a one year term. As of March 31, 2006, we had 5,500 shares available under forward sale agreements at an average forward sale price of $34.75 per share. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Financial Condition, Liquidity and Capital Resources” for further descriptions of our forward sale agreements.

Portfolio Credit Quality

Loan Grading and Performance

We grade all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant. We assign only one loan grade to each portfolio company for all loan investments in that portfolio company.

Under this system, loans with a grade of 4 involve the least amount of risk in our portfolio. The borrower is performing above expectations and the trends and risk factors are favorable. For loans graded 3, the borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan’s risk has increased materially since origination. For loans graded 2, we increase procedures to monitor the borrower and the fair value of the enterprise generally will be lower than when the loan was originated. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Loans graded 1 are not anticipated to be repaid in full and we will reduce the fair value of the loan to the amount we anticipate will be recovered.

To monitor and manage the investment portfolio risk, management tracks the weighted average investment and loan grade. The weighted average investment grade was 3.1 as of March 31, 2006, December 31, 2005 and 2004. The weighted average loan grade was 3.0 as of March 31, 2006, December 31, 2005 and 2004. The weighted average investment grade is weighted based on total fair value of both the loan and equity investments of a portfolio company. The weighted average loan grade is weighted based on the total fair value of only the loan investments of the portfolio company. As of March 31, 2006, December 31, 2005 and 2004, our investment portfolio was graded as follows:

	March 31, 2006
Grade	Investments at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Loan Portfolio
4	$941,277	19.2%	$500,860	15.3%
3	3,400,710	69.5%	2,249,056	68.8%
2	444,388	9.1%	413,604	12.6%
1	107,366	2.2%	107,351	3.3%

	$4,893,741	100.0%	$3,270,871	100%

	December 31, 2005
Grade	Investments at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Loan Portfolio
4	$916,910	18.6%	$519,053	15.7%
3	3,578,268	72.4%	2,369,924	71.8%
2	336,791	6.8%	301,094	9.1%
1	110,601	2.2%	110,585	3.4%

	$4,942,570	100.0%	$3,300,656	100.0%

	December 31, 2004
Grade	Investments at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Loan Portfolio
4	$666,534	21.1%	$326,531	14.1%
3	2,088,051	66.2%	1,624,966	70.3%
2	326,454	10.4%	288,008	12.5%
1	70,922	2.3%	70,825	3.1%

	$3,151,961	100.0%	$2,310,330	100%

The amounts above do not include our investments in which we have only invested in the equity securities of the company.

In the first quarter of 2006, seven portfolio companies were upgraded from a loan grade 3 to a loan grade 4 and one portfolio company was upgraded from a loan grade 1 to a loan grade 2, while one portfolio company was downgraded from a loan grade 4 to a loan grade 3, five companies were downgraded from a loan grade 3 to a loan grade 2 and two portfolio companies were downgraded from a loan grade 2 to a loan grade 1.

We stop accruing interest on our investments when it is determined that interest is no longer collectible. Our valuation analysis serves as a critical piece of data in this determination. A significant change in the portfolio company valuation assigned by us could have an effect on the amount of our loans on non-accrual status. As of March 31, 2006, loans on non-accrual status for fourteen portfolio companies were $177,341, calculated as the cost plus unamortized OID, and had a fair value of $54,789. Loans with eight of the fourteen portfolio companies are grade 2 loans and loans with six of the fourteen portfolio companies are grade 1 loans. These loans include a total of $158,554 with PIK interest features. As of December 31, 2005, loans on non-accrual status for fourteen portfolio companies were $132,330, calculated as the cost plus unamortized OID, and had a fair value of $48,304. Loans with eight of the fourteen portfolio companies are grade 2 loans, and loans with six of the fourteen portfolio companies are grade 1 loans. These loans include a total of $109,477 with PIK interest features. As of December 31, 2004, loans on non-accrual status for ten portfolio companies were $87,324 with a fair value of $37,292. Loans with three of the ten portfolio companies are grade 2 loans, and loans with seven of the ten portfolio companies are grade 1 loans. These loans include a total of $74,522 with PIK interest features.

At March 31, 2006, December 31, 2005 and December 31, 2004, loans on accrual status past due and loans on non-accrual status were as follows:

Days Past Due	Number of Portfolio Companies	March 31, 2006	Number of Portfolio Companies	December 31, 2005	Number of Portfolio Companies	December 31, 2004
Current	105	$3,229,164	111	$3,285,981	90	$2,304,954

One Month Past Due		32,786		8,151		61,200
Two Months Past Due		—		11,026		—
Three Months Past Due		—		—		—
Greater than Three Months Past Due		34,808		34,498		14,985
Loans on Non-accrual Status		177,341		132,330		87,324

Subtotal	15	244,935	14	186,005	13	163,509

Total	120	$3,474,099	125	$3,471,986	103	$2,468,463

Past Due and Non-accruing Loans as a Percent of Total Loans		7.1%		5.4%		6.6%

The loan balances above reflect our cost of the debt plus unamortized OID. We believe that debt service collection is probable for our loans that are past due.

In the fourth quarter of 2005, we recapitalized one portfolio company by exchanging our subordinated debt with a cost basis of $1,941 and a fair value of $1,085 into convertible preferred stock. Prior to the recapitalization, the subordinated note was on non-accrual status.

In the fourth quarter of 2005, we recapitalized one portfolio company by exchanging subordinated debt notes with a cost basis of $4,197 and a fair value of $424 into redeemable preferred stock. Prior to the recapitalization, a portion of the subordinated notes were on non-accrual status.

In the fourth quarter of 2005, one of our portfolio companies was recapitalized whereby the senior lenders restructured their senior loans in exchange for an 80% equity interest in the portfolio company and we exchanged our subordinated debt investment with a cost basis of $17,344 for a 20% equity interest in the portfolio company. Prior to the recapitalization, the subordinated note was on non-accrual status.

In the second quarter of 2005, we recapitalized one portfolio company by exchanging our senior subordinated debt with a cost basis and fair value of $6,239 into redeemable preferred stock. Prior to the recapitalization, the senior subordinated note was an accruing loan.

In the second quarter of 2005, we recapitalized another portfolio company. As part of the recapitalization, we exchanged junior subordinated debt with a cost basis of $5,464 and a fair value of $109 into redeemable preferred stock. Prior to the recapitalization, the junior subordinated notes were on non-accrual status.

In the fourth quarter of 2004, we recapitalized one portfolio company by contributing our junior subordinated debt with a cost basis $10,542 and a fair value of $0 into our existing common stock equity. Prior to the recapitalization, the junior subordinated debt was on non-accrual status.

In the fourth quarter of 2004, we recapitalized one portfolio company by exchanging our junior subordinated debt with a cost basis and fair value of $2,658 into redeemable preferred stock. Prior to the recapitalization, the junior subordinated note was an accruing loan.

In the fourth quarter of 2004, we recapitalized one portfolio company by exchanging our junior subordinated debt with a cost basis of $5,877 and a fair value of $0 into convertible preferred stock. Prior to the recapitalization, the junior subordinated debt was on non-accrual status.

In the fourth quarter of 2004, we recapitalized the entire capital structure of one portfolio company. As part of the recapitalization, $6,000 of our senior subordinated note was paid in full through the issuance of $2,807 of redeemable preferred stock with the remainder paid through the issuance of new junior subordinated notes. The fair value of the portion of the senior subordinated note that was exchanged for redeemable preferred stock had a fair value of $0. Prior to the recapitalization, the $6,000 senior subordinated debt was on non-accrual status. Subsequent to the recapitalization, the new junior subordinated note is on non-accrual status.

In the fourth quarter of 2004, we recapitalized one portfolio company by contributing our subordinated debt with a cost basis of $11,076 and a fair value of $97 into our existing common stock equity and also exchanging our redeemable preferred stock with a cost basis of $8,000 and a fair value of $0 into common stock. Prior to the recapitalization, the subordinated debt was on non-accrual status.

In the second quarter of 2004, we recapitalized an existing portfolio company by purchasing its existing senior debt with a face amount and accrued interest of $22,990 for $17,434. Subsequently, we exchanged $5,556 of the purchased senior debt discount and $18,206 of our existing senior subordinated debt and accrued interest into $6,142 of new senior subordinated debt and $17,620 of new non-interest bearing junior subordinated debt. Prior to the recapitalization, our existing senior subordinated debt investments were accruing loans. In the third quarter of 2004, we further recapitalized the portfolio company by exchanging the $6,142 of senior subordinated debt and $1,250 cost basis of existing senior debt into new non-interest bearing junior subordinated debt. Prior to the second recapitalization, $6,142 of senior subordinated debt and $1,250 of existing senior debt were accruing loans. The non-interest bearing junior subordinated debt is included in the current loans in the above table.

Credit Statistics

We monitor several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

•	Debt to EBITDA Ratio — the sum of all debt with equal or senior security rights to our debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, of the most recent twelve months or, when appropriate, the forecasted twelve months.

•	Interest Coverage Ratio — EBITDA divided by the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

•	Debt Service Coverage Ratio — EBITDA divided by the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

We require portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, we calculate the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the pro forma results of a company in a change of control transaction. For purposes of analyzing the financial performance of the portfolio companies, we make certain adjustments to EBITDA to reflect the pro forma results of a company consistent with a change of control transaction. We evaluate portfolio companies using an adjusted EBITDA measurement. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, non-recurring revenues or expenses, and other acquisition or restructuring related items.

We track our portfolio investments on a static pool basis, including based on the statistics described above. A static pool consists of the investments made during a given year. The static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. The Pre-1999 static pool consists of the investments made from the time of our IPO through the year ended December 31, 1998. The following table contains a summary of portfolio statistics as of and for the latest twelve months ended March 31, 2006:

Static Pool
Portfolio Statistics (1) ($ in millions, unaudited):	Pre-1999	1999	2000	2001	2002	2003	2004	2005	2006	Aggregate	2001-2006 Aggregate
Original Investments and Commitments	$375	$380	$389	$368	$939	$1,316	$1,632	$3,159	$542	$9,100	$7,956
Total Exits and Prepayments of Original Investments	$141	$191	$226	$258	$404	$701	$472	$468	$—	$2,861	$2,303
Total Interest, Dividends and Fees Collected	$132	$129	$89	$142	$226	$263	$246	$195	$22	$1,444	$1,094
Total Net Realized (Loss) Gain on Investments	$(19)	$(22)	$(75)	$49	$16	$120	$9	$5	$—	$83	$199
Internal Rate of Return(2)	9.1%	4.9%	4.6%	22.9%	10.7%	25.7%	19.1%	20.7%	997.7%	15.3%	20.0%
Current Cost of Investments	$192	$175	$180	$92	$488	$625	$1,121	$2,187	$442	$5,502	$4,955
Current Fair Value of Investments	$160	$93	$186	$78	$406	$689	$1,166	$2,219	$475	$5,472	$5,033
Net Unrealized Appreciation/(Depreciation)	$(32)	$(82)	$6	$(14)	$(82)	$64	$45	$32	$33	$(30)	$78
Non-Accruing Loans at Face	$12	$30	$—	$29	$75	$10	$16	$5	$—	$177	$135
Equity Interest at Fair Value	$19	$7	$44	$40	$77	$296	$393	$943	$232	$2,051	$1,981
Debt to EBITDA(3)(4)(5)	7.4	8.3	4.8	4.3	7.0	4.8	4.6	4.6	4.6	5.0	4.8
Interest Coverage(3)(5)	1.5	1.7	2.7	1.7	2.1	2.3	2.2	2.3	1.8	2.2	2.2
Debt Service Coverage(3)(5)	1.4	1.4	1.9	1.3	1.7	1.8	1.5	1.8	1.2	1.6	1.6
Investment Grade(3)(5)	2.8	1.9	3.3	3.2	2.4	3.2	3.3	3.1	3.0	3.1	3.1
Average Age of Companies	39 yrs	54 yrs	28 yrs	38 yrs	34 yrs	15 yrs	41 yrs	29 yrs	17 yrs	30 yrs	29 yrs
Ownership Percentage	88%	70%	24%	66%	56%	70%	50%	54%	56%	56%	56%
Average Sales(5)(6)	$101	$68	$116	$176	$89	$107	$80	$108	$32	$95	$94
Average EBITDA(5)(7)	$6	$6	$32	$19	$10	$22	$16	$24	$9	$19	$19
Total Sales(5)(6)	$463	$397	$354	$1,763	$1,120	$1,474	$3,020	$4,461	$255	$13,307	$12,093
Total EBITDA(5)(7)	$37	$29	$79	$163	$104	$301	$556	$728	$42	$2,039	$1,894
% of Senior Loans(5)(8)	49%	50%	58%	23%	58%	46%	43%	42%	46%	46%	45%
% of Loans with Lien(5)(8)	65%	50%	85%	100%	99%	97%	80%	84%	100%	85%	87%

(1)	Static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. Investments in government securities and interest rate derivative agreements are excluded.
(2)	Assumes investments are exited at current fair value.
(3)	These amounts do not include investments in which we own only equity.
(4)	For portfolio companies with a nominal EBITDA amount, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA.
(5)	Excludes investments in CMBS and CDO securities and European Capital Limited.
(6)	Sales of the most recent twelve months, or when appropriate, the forecasted twelve months.
(7)	EBITDA of the most recent twelve months, or when appropriate, the forecasted twelve months.
(8)	As a percentage of our total debt investments.

Impact of Inflation

We believe that inflation can influence the value of our investments through the impact it may have on interest rates, the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

We consider our principal market risks to be the fluctuations of interest rates and the valuations of our investment portfolio.

Interest Rate Risk

Because we fund a portion of our investments with borrowings, our net increase in net assets resulting from operations is affected by the spread between the rate at which we invest and the rate at which we borrow. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate basis swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. However, our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” See footnote 7 to our consolidated financial statements for additional information on the accounting treatment of our interest rate derivative agreements.

As a result of our use of interest rate swaps, at March 31, 2006, approximately 19% of our interest bearing assets provided fixed rate returns and approximately 81% of our interest bearing assets provided floating rate returns. Adjusted for the effect of interest rate swaps, at March 31, 2006, we had floating rate investments, tied to LIBOR or the prime lending rate, in debt securities with a face amount of $2,940,420 and had total borrowings outstanding of $2,128,483 that have a variable rate of interest based on LIBOR or a commercial paper rate. Assuming no changes to our consolidated balance sheet at March 31, 2006, a hypothetical increase in LIBOR by 100 basis points would increase our net assets resulting from operations by $8,119, or 2.0%, over the next twelve months compared to our net increase in net assets resulting from operations for the last twelve months ended March 31, 2006. A hypothetical 100 basis point decrease in LIBOR would decrease our net assets resulting from operations by $8,119, or 2.0%, over the next twelve months compared to our net increase in net assets resulting from operations for the last twelve months ended March 31, 2006.

As of March 31, 2006, we had 50 interest rate derivative agreements with three commercial banks with a Standard & Poor’s short-term debt rating of A-1 or better. Under our interest rate swap agreements, we either pay a floating rate based on the prime rate and receive a floating interest rate based on one-month LIBOR, or pay a fixed rate and receive a floating interest rate based on LIBOR. We also have interest rate swaption agreements where, if exercised, we receive a fixed rate and pay a floating rate based on one-month LIBOR. We also have interest rate cap agreements that entitle us to receive an amount, if any, by which our interest payments on our variable rate debt exceed specified interest rates. For those investments contributed to the term securitizations, the interest swaps enable us to lock in the spread between the asset yield on the investments and the cost of the borrowings under the term securitizations. One-month LIBOR increased from 2.40% at December 31, 2004 to 4.39% at December 31, 2005 to 4.83% at March 31, 2006, and the prime rate increased from 5.25% at December 31, 2004 to 7.35% at December 31, 2005 to 7.75% at March 31, 2006.

Periodically, an interest rate swap agreement will also be amended. Any underlying unrealized appreciation or depreciation associated with the original interest rate swap agreement at the time of amendment will be factored into the contractual interest terms of the amended interest rate swap agreement. The contractual terms of the amended interest rate swap agreement are set such that its estimated fair value is equivalent to the estimated fair value of the original interest rate swap agreement. No realized gain or loss is recorded upon amendment when the estimated fair values of the original and amended interest rate swap agreement are substantially the same.

As of March 31, 2006, our interest rate derivative agreements had a remaining weighted average term of approximately 5.3 years. The following table presents the notional principal amounts of our interest rate derivative agreements by class:

	March 31, 2006
Type of Interest Rate Derivative Agreements	Company Pays	Company Receives	Number of Contracts	Notional Value
Interest rate swaps—Pay fixed, receive LIBOR floating	4.51%(1)	LIBOR	39	$1,494,679
Interest rate swaps—Pay prime floating, receive LIBOR floating	Prime	LIBOR + 2.71%(1)	4	14,600
Interest rate swaptions—Pay LIBOR floating, receive fixed	LIBOR	4.54%(1)	3	47,093
Interest rate caps			4	24,587

Total			50	$1,580,959

	December 31, 2005
Type of Interest Rate Derivative Agreements	Company Pays	Company Receives	Number of Contracts	Notional Amount
Interest rate swaps—Pay fixed, receive LIBOR floating	4.44%(1)	LIBOR	37	$1,453,167
Interest rate swaps—Pay prime floating, receive LIBOR floating	Prime	LIBOR + 2.73%(1)	5	106,730
Interest rate swaptions—Pay LIBOR floating, receive fixed	LIBOR	4.54%(1)	3	47,093
Interest rate caps			5	25,361

Total			50	$1,632,351

	December 31, 2004
Type of Interest Rate Derivative Agreements	Company Pays	Company Receives	Number of Contracts	Notional Amount
Interest rate swaps—Pay fixed, receive LIBOR floating	4.07%(1)	LIBOR	34	$1,019,956
Interest rate swaps—Pay prime floating, receive LIBOR floating	Prime	LIBOR + 2.73%(1)	7	135,103
Interest rate swaptions – Pay LIBOR floating, receive fixed	LIBOR	4.38%(1)	2	7,093
Interest rate caps			5	28,703

Total			48	$1,190,855

(1)	Weighted average.

Portfolio Valuation

Investments are carried at fair value, as determined in good faith by our board of directors. Unrestricted securities that are publicly traded are valued at their closing price on the related trading exchange or market on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company, including an investment company that is a portfolio company, issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized OID to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security. For CMBS and CDO securities, we prepare a fair value analysis which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar securities, when available.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

BUSINESS

American Capital Strategies, Ltd. (which is referred throughout this prospectus as “American Capital”, “we” and “us”) is a publicly traded buyout and mezzanine fund that provides investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We invest primarily in senior and mezzanine (subordinated) debt and equity of companies in need of capital for buyouts, growth, acquisitions, recapitalizations and working capital. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. We invested on average $52 million in 2005 in each new portfolio company, excluding investment funds, and will currently invest up to $300 million in one middle market transaction. Our largest investment at cost as of June 9, 2006 was $294 million.

Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains. We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts and provide capital directly to early stage and mature private and small public companies. In addition, we invest in CMBS, CDO securities and investment funds managed by us. We, through our asset management business, are also a manager of debt and equity investments in private companies.

Historically, the majority of our financings have been to assist in the funding of change of control management buyouts, and we expect that trend to continue. Capital that we provide directly to private and small public companies is used for buyouts, growth, acquisitions or recapitalizations.

We are a Delaware corporation, which was incorporated in 1986. On August 29, 1997, we completed an initial public offering, or IPO, of our common stock and became a non-diversified, closed end management investment company and have elected to be regulated as a BDC under the 1940 Act. On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company, or RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, we are not subject to federal income tax on the portion of our taxable income and capital gains we distribute to our stockholders.

From our IPO in 1997, through June 9, 2006, we invested $3 billion in equity securities and over $7 billion in debt securities of middle market companies as well as CMBS and CDO securities, including $0.8 billion in funds committed but undrawn under credit facilities and equity commitments. We are prepared to be a long-term partner with our portfolio companies, thereby positioning us to participate in their future financing needs. Through March 31, 2006, we had invested over $1.7 billion in follow-on investments in existing portfolio companies to fund buyouts, growth, acquisitions or recapitalizations.

Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates generally based on the LIBOR rate plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2006, the weighted average effective interest rate on our debt securities was 12.7%.

We will invest in the equity capital of portfolio companies that we purchase through an American Capital sponsored buyout. We also may acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of March 31, 2006, we had a fully-diluted weighted average ownership interest of 56% in our portfolio companies and had total equity investments with a fair value of $2.0 billion.

We often sponsor One-Stop Buyouts™ in which we provide most if not all of the senior debt, subordinated debt and equity financing in the transaction. We have a loan syndications group that arranges to have all or part of the senior loans syndicated to other third party lenders. In certain cases, we may initially fund all of the senior debt at closing and syndicate it to third party lenders post closing.

The debt structures of our portfolio companies generally provide for scheduled amortization of senior debt, which improves our subordinated debt position within the portfolio company’s capital structure as the senior debt is repaid. The opportunity to be repaid or exit our investments may occur if a portfolio company refinances our loans, is sold in a change of control transaction, sells its equity in a public offering or if we exercise our put rights.

Since our IPO in 1997, through March 31, 2006, we have realized $337 million in gross realized gains and $254 million in gross realized losses resulting in $83 million in cumulative net gains, excluding net losses attributable to interest rate swap agreements. We have had 124 exits and prepayments of $2.9 billion of our originally invested capital, representing 31% of our total capital invested during the same period, earning an 18% compounded annual return on these investments from the interest, dividends and fees over the life of the investments.

We make significant managerial assistance available to our portfolio companies. Such assistance typically involves closely monitoring its operations, advising the portfolio company’s board of directors on matters such as the business plan and the hiring and termination of senior management, providing financial guidance and participating on a portfolio company’s board of directors. As of March 31, 2006, we had board seats at 94 out of 144 portfolio companies and had board observation rights on 32 of our remaining portfolio companies. We also have an operations team, including ex-CEOs with significant turnaround and bankruptcy experience, that provides intensive operational and managerial assistance. Providing assistance to our portfolio companies serves as an opportunity for us to maximize their value.

We have established an extensive referral network comprised of investment bankers, private equity and mezzanine funds, commercial bankers and business and financial brokers. We have a marketing department dedicated to maintaining contact with members of the referral network and receiving opportunities for us to consider. Our marketing department has developed an extensive proprietary database of reported middle market transactions. Based on the data we have gathered, we believe that the middle market is highly fragmented and we are the leader in the market with a 5% market share. According to our data, no other competitor had more than a 2% market share. Based on our data, more than two hundred firms did not close a transaction during 2005 and approximately 48% of the transactions were closed by firms that only completed one or two transactions during 2005. Our marketing department and our various offices received information concerning several thousand transactions for consideration. Most of those transactions did not meet our criteria for initial consideration, but the opportunities that met those criteria were directed to our principals for further review and consideration. We have also developed an internet website that provides businesses an efficient tool for learning about American Capital and our capabilities.

We have begun investing in new investment sectors, including CMBS and CDOs. Through March 31, 2006, we had made $154 million of CMBS investments and $80 million of CDO investments.

Public Manager of Funds of Private Assets

We are developing, through consolidated subsidiaries, an asset management business with the goal of being the only U.S. based publicly traded manager of funds of private assets (that is assets that are not generally traded on the public capital markets). Our corporate development team and marketing department are conducting market research and due diligence to identify industry and geographic sectors that have attractive investment attributes and where we can create a fund with attractive return prospects. As particular sectors are selected, we would expect to hire experienced investment professionals and for us to make initial investments in a particular sector. It is expected that separate sector funds would then be established, which would then raise capital, a portion of which would be funded by us. We would expect to contribute to the sector fund assets we owned in the sector and enter into asset management and administrative agreements with the sector fund.

During 2005, generally following this structure, we launched our first sector fund, ECAS. In September 2005, ECAS closed on a private placement of €750 million of equity commitments. We provided €521 million, or 69%, of the equity commitments and third party institutional investors provided the €229 million remaining commitments. As of March 31, 2006, we have funded €198 million ($237 million) of our equity commitment and have a remaining unfunded commitment of €323 million ($390 million). As of March 31, 2006, ECAS has made eighteen investments totaling approximately $423 million. Our wholly-owned consolidated operating subsidiary, ECFS and its wholly-owned subsidiary, provide fund management services to ECAS under investment management and services agreements. Under these agreements, ECFS receives a management fee, reimbursement of expenses and a form of carried interest in ECAS. During 2005, ECFS opened offices in London and Paris and hired staff of almost 30 investment professionals and administrative support personnel.

Corporate Information

Our executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814 and our telephone number is (301) 951-6122. In addition to our executive offices, we maintain offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, Boston, Palo Alto, London and Paris.

Our corporate website is located at www.AmericanCapital.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

Lending and Investment Decision Criteria

We review certain criteria in order to make investment decisions. The list below represents a general overview of the criteria we have used in making our lending and investment decisions. Not all criteria are required to be favorable in order for us to make an investment. Additionally, as we begin investing in other areas such as CMBS, CDOs and earlier stage technology companies, certain of these criteria will not be applicable. Follow-on investments for buyouts, growth, acquisitions or recapitalizations are based on the same general criteria. Follow-on investments in distress situations are based on the same general criteria but are also evaluated on the potential to preserve prior investments.

Operating History. We generally focus on middle market companies that have been in business over 10 years and have an attractive operating history, including generating positive cash flow. We generally target companies with significant market share in their products or services relative to their competitors. In addition, we consider factors such as customer concentration, performance during recessionary periods, competitive environment and ability to sustain margins. As of March 31, 2006, our current portfolio companies had an average age of 30 years with the last twelve months ending March 31, 2006 average sales of $95 million and the last twelve months ending March 31, 2006 average adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, of $19 million.

Growth. We consider a target company’s ability to increase its cash flow. Anticipated growth is a key factor in determining the value ascribed to any warrants and equity interests acquired by us.

Liquidation Value of Assets. Although we do not operate as an asset-based lender, liquidation value of the assets collateralizing our loans is a factor in many credit decisions. Emphasis is placed both on tangible assets, such as accounts receivable, inventory, plant, property and equipment, as well as intangible assets, such as brand recognition, market reputation, customer lists, networks, databases and recurring revenue streams.

Experienced Management Team. We consider the quality of senior management to be extremely important to the long-term performance of most companies. Therefore, we consider it important that senior management be experienced and properly incentivized through meaningful ownership interests in their company.

Exit Strategy. Most of our investments consist of securities acquired directly from their issuers in private transactions. Generally, there are not public markets on which these securities are traded, thus limiting their liquidity. Therefore, we consider it important that a prospective portfolio company have at least one or several methods in which our financing can be repaid and our equity interest purchased. These methods would typically include the sale or refinancing of the business or the ability to generate sufficient cash flow to repurchase our equity securities and repay our debt securities.

Investment Portfolio

We generally invest in domestic, privately held middle market companies; however, we also invest in portfolio companies that have securities registered under the Securities Act of 1933, as amended, or in securities of foreign issuers. Also, an existing portfolio company may undergo a public offering and register its securities under the Securities Act of 1933, as amended, subsequent to our initial investment. Our investments in middle market companies are generally in senior and subordinated debt and in preferred and common equity securities. We also invest, either directly or through a controlled portfolio company, in unrated bonds and equity tranches of CDOs as well as rated and unrated CMBS. We maintain a diversified investment portfolio, investing in a broad range of industries as well as limiting the amount of our investment concentration in any one portfolio company. As of March 31, 2006, we had investments in 144 portfolio companies with an average investment size at fair value of $38 million, or less than 1% of our total assets, and our largest investment was $290 million, or 5% of our total assets. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Critical Accounting Policies” for a discussion on how we determine the fair value of our investments.

Summaries of our portfolio of securities by investment type as of March 31, 2006 and December 31, 2005 at cost and fair value as a percentage of total investments, excluding interest rate derivative agreements, are shown in the following table:

	March 31, 2006	December 31, 2005
COST
Senior debt	27.2%	29.3%
Subordinated debt	34.6%	36.9%
Preferred equity	18.4%	17.1%
Equity warrants	4.9%	4.8%
Common equity	10.9%	9.7%
CMBS & CDO securities	4.0%	2.2%

	March 31, 2006	December 31,2005
FAIR VALUE
Senior debt	27.3%	29.5%
Subordinated debt	32.5%	35.2%
Preferred equity	17.1%	15.2%
Equity warrants	6.0%	5.8%
Common equity	13.0%	12.0%
CMBS & CDO Securities	4.1%	2.3%

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments, excluding interest rate derivative agreements:

	March 31, 2006	December 31, 2005
COST
Commercial Services & Supplies	14.0%	12.9%
Diversified Financial Services	10.5%	8.0%
Electrical Equipment	6.9%	7.4%
Containers & Packaging	6.8%	7.2%
Leisure Equipment & Products	5.8%	6.1%
Food Products	5.7%	6.0%
Building Products	4.3%	6.1%
Auto Components	4.2%	5.0%
Healthcare Providers & Services	3.9%	2.1%
Healthcare Equipment & Supplies	3.6%	3.8%
Construction & Engineering	3.5%	3.7%
Machinery	2.9%	3.2%
Textiles, Apparel & Luxury Goods	2.7%	2.9%
IT Services	2.7%	2.5%
Chemicals	2.3%	2.5%
Software	2.3%	2.5%
Internet & Catalog Retail	2.2%	2.1%
Computers & Peripherals	1.9%	2.1%
Personal Products	1.7%	1.8%
Road & Rail	1.6%	1.7%
Energy Equipment & Services	1.6%	0.4%
Household Durables	1.6%	1.7%
Construction Materials	1.4%	1.5%
Diversified Consumer Services	1.1%	0.0%
Electronic Equipment & Instruments	1.0%	3.1%
Distributors	0.9%	1.0%
Aerospace & Defense	0.7%	1.1%
Oil, Gas & Consumable Fuels	0.6%	0.0%
Household Products	0.6%	0.7%
Media	0.5%	0.5%
Other	0.5%	0.4%

	March 31, 2006	December 31, 2005
FAIR VALUE
Commercial Services & Supplies	15.6%	14.4%
Diversified Financial Services	10.5%	8.1%
Electrical Equipment	7.7%	7.3%
Containers & Packaging	6.9%	7.2%
Leisure Equipment & Products	5.3%	5.7%
Food Products	5.0%	5.4%
Auto Components	4.6%	5.5%
Building Products	4.1%	5.7%
Healthcare Equipment & Supplies	3.9%	4.0%
Healthcare Providers & Services	3.7%	1.9%
Construction & Engineering	3.6%	3.8%
IT Services	2.8%	2.6%

	March 31, 2006	December 31, 2005
Textiles, Apparel & Luxury Goods	2.7%	3.1%
Chemicals	2.4%	2.7%
Software	2.3%	2.5%
Internet & Catalog Retail	2.2%	2.1%
Machinery	2.2%	2.5%
Computers & Peripherals	1.7%	1.8%
Energy Equipment & Services	1.7%	0.4%
Household Durables	1.3%	1.7%
Oil, Gas & Consumable Fuels	1.2%	0.0%
Diversified Consumer Services	1.1%	0.0%
Road & Rail	1.1%	1.4%
Electronic Equipment & Instruments	1.1%	3.8%
Construction Materials	1.1%	1.4%
Distributors	1.0%	1.0%
Household Products	0.8%	0.8%
Aerospace & Defense	0.8%	1.1%
Personal Products	0.8%	1.0%
Media	0.6%	0.5%
Other	0.2%	0.6%

The following table shows the portfolio composition by geographic location at cost and at fair value as a percentage of total investments, excluding interest rate derivative agreements. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	March 31, 2006	December 31, 2005
COST
Mid-Atlantic	20.6%	21.3%
Southwest	23.2%	22.3%
Southeast	13.8%	14.6%
North-Central	11.3%	12.9%
South-Central	7.4%	5.9%
Northwest	0.8%	0.8%
Northeast	14.4%	14.5%
International	8.5%	7.7%

	March 31, 2006	December 31, 2005
FAIR VALUE
Mid-Atlantic	21.8%	22.8%
Southwest	22.5%	21.1%
Southeast	13.0%	14.4%
North-Central	13.0%	14.4%
South-Central	7.2%	5.0%
Northwest	0.8%	0.8%
Northeast	14.0%	14.3%
International	7.7%	7.2%

The following table summarizes our unrealized appreciation, depreciation, gains and losses on our investments for the three months ended March 31, 2006, the year ended December 31, 2005 and for the period from our IPO of August 29, 1997 through March 31, 2006 (in thousands):

	Three Months Ended March 31, 2006	Year Ended December, 31, 2005	For period from IPO through March 31, 2006
Gross unrealized appreciation of portfolio company investments	$159,526	$243,323	$383,162
Gross unrealized depreciation of portfolio company investments	(119,054)	(222,062)	(413,483)

Subtotal	40,472	21,261	(30,321)
Net realized gains of portfolio company investments	42,674	45,394	82,900
Reversal of prior period unrealized appreciation upon a realization	(37,498)	(38,317)	—

Subtotal	45,648	28,338	52,579
Net unrealized appreciation of interest rate derivatives	20,960	31,710	36,952
Net realized gains (losses) of interest rate derivatives	1,524	(8,987)	(25,357)

Total	$68,132	$51,061	$64,174

Operations

Marketing, Origination and Approval Process. To source buyout and financing opportunities, we have a dedicated marketing department, which targets an extensive referral network comprised of investment banks, private equity and mezzanine funds, commercial banks, and business and financial brokers. Our marketing department developed and maintains an extensive proprietary database of reported middle market transactions, which enables us to monitor and evaluate the middle market investing environment. Our financial professionals review thousands of financing memorandums and private placement memorandums sourced from this extensive referral network in search of potential buyout or financing opportunities. Those that pass an initial screen are then evaluated by a team led by one of our financial principals. The financial principal and his or her team, with the assistance from our Financial Accounting and Compliance Team (FACT) and our operations team, along with the oversight of our executive officers, are responsible for structuring, negotiating, pricing and closing the transaction.

As of March 31, 2006, we have a group of 208 professionals actively engaged in the origination and approval process of our investing activities, including our 133-member investment team (“Investment Team”), our 25-member operations team (“Operations Team”) and our 50-member FACT group. Our Operations Team assists in initial operational due diligence in addition to providing managerial assistance to portfolio companies, particularly those that are underperforming. FACT is our team of certified public accountants and valuation and accounting professionals, who assist in initial accounting due diligence of prospective portfolio companies, portfolio monitoring and quarterly valuations of our portfolio assets. Our Investment Team along with our Operations Team and FACT conduct extensive due diligence of each target company that passes the initial screening process. This includes one or more on-site visits, a review of the target company’s historical and prospective financial information, identifying and confirming pro-forma financial adjustments, interviews with and assessments of management, employees, customers and vendors, review of the adequacy of the target company’s systems, background investigations of senior management and research on the target company’s products, services and industry. We often engage professionals such as environmental consulting firms, accounting firms, law firms, risk management companies and management consulting firms with relevant industry expertise to perform elements of the due diligence.

Upon completion of our due diligence, our Investment Team, FACT and Operations Team as well as any consulting firms prepare and generally present an extensive investment report containing the due diligence information to our executive officers for review. Our executive officers generally must approve each investment. Investments exceeding a certain size or meeting certain other criteria must also be approved by our board of directors. Our executive officers are supported by a dedicated staff that focuses on the due diligence and other research done with regard to each proposed investment.

Portfolio Management. In addition to the extensive due diligence at the time of the original investment decision, we seek to preserve and enhance the performance of our portfolio companies through our active involvement with our portfolio companies. This generally includes attendance at portfolio company board meetings, management consultation and monitoring of the financial performance including covenant compliance. The management of our portfolio is primarily handled by our company’s executive officers. Our executive officers are responsible for the day-to-day management of our portfolio, and, with the oversight of our board of directors, are primarily responsible for investment decisions. Information regarding the business experience of our executive officers is contained under the caption “Management—Executive Officers and Directors, and the SAI pages provide additional information about the executives officers’ compensation and their ownership of our securities.” In addition, our Investment Team and FACT regularly review portfolio company monthly financial statements to assess performance and trends, periodically conduct on-site financial and operational reviews and evaluate industry and economic issues that may affect the portfolio company.

Operations Team. The Operations Team is led by a managing director and includes seasoned ex-senior managers with extensive operational experience and accounting and financial professionals, who generally work with our portfolio companies that are under performing. Portfolio companies that are performing below plan generally require more extensive assistance with enhancing their business plans, marketing strategies, product positioning, evaluating cost structures and recruiting management personnel. The Operations Team works closely with the portfolio company and, in certain instances, members of the Operations Team will assist the portfolio company with day-to-day operations.

Finance and Treasury Group. Our Finance and Treasury Group, which had 25 employees as of March 31, 2006, is principally responsible for raising debt and equity capital to fund our investments. Through March 31, 2006, we had completed 22 follow-on equity offerings since our IPO. With regard to debt financing, this group had primary responsibility for initiating and administering our seven term debt securitizations of loan and debt investments and our various other revolving and term debt facilities. In addition, our Finance and Treasury Group is responsible for investor relations and financial planning and budgeting.

Syndications Team. Our Syndications Team, which was established in 2005, is responsible for selling to other lenders and financial institutions senior loans and other debt investments, which are determined by our executive officers to be investments that we do not want to hold on our balance sheet. They perform a variety of functions relating to the marketing and completing of such transactions.

Financial Accounting and Reporting Staff. Our Financial and Reporting Staff, which had 25 persons as of March 31, 2006, is responsible for the accounting of our financial performance, including financial reporting to our stockholders and regulatory bodies. Among its tasks are loan and investment accounting and billing, accounts payable, tax compliance and controller functions.

Legal, Compliance and Internal Audit Staffs. Our Legal Department provides extensive legal support to our capital raising and investing activities, is involved in our stockholder and regulatory reporting and manages the outside law firms that provide transactional, litigation and regulatory services to us. In late 2005, we established an internal audit function, which reports directly to the audit and compliance committee of our board of directors. In addition, as required by the SEC, we have appointed a chief compliance officer, who is responsible for administering our code of ethics and conduct and our legal compliance activities. As of March 31, 2006, a total of 24 employees worked on these staffs.

Human Resource Department. Our Human Resources Department, which had five persons as of March 31, 2006, assists in recruiting, hiring, reviewing and establishing and administering compensation programs for our employees. In addition, the Human Resources Department is available to the Investment Team and the Operations Team to assist with executive management and other human resources issues at portfolio companies.

Information Technology Department. Our Information Technology Department, which had 21 persons as of March 31, 2006, assists in implementing and maintaining communication and technological resources for our operations.

Corporate Development Staff. Our Corporate Development Staff, which was established in late 2005, is responsible for researching and developing acquisition opportunities and new business initiatives, including aspects of our program to become a public manager of funds of private assets.

Portfolio Valuation

FACT, with the assistance of our Investment Team, and subject to the oversight of senior management and our audit and compliance committee, prepares a quarterly valuation of each of our portfolio company investments. Our board of directors approves our portfolio valuations in accordance with our valuation policies. We have also engaged the independent financial advisory firm of Houlihan Lokey Howard & Zukin Financial Advisory, Inc. to assist in this process by reviewing each quarter a selection of our portfolio companies and to report their conclusions to our audit and compliance committee. Annually, Houlihan Lokey reviews all of the portfolio companies that have been portfolio companies for at least one year and that have a fair value in excess of $10 million. For more information regarding our portfolio valuation policies and procedures, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies.”

Loan Grading

We evaluate and classify all loans based on their current risk profiles. During the valuation process each quarter, a loan grade of 1 to 4 is assigned to each loan. Loans graded 4 involve the least amount of risk of loss, while loans graded 1 have the highest risk of loss. The loan grade is then reviewed and approved by our executive officers. This loan grading process is intended to reflect the performance of the portfolio company’s business, the collateral coverage of the loans and other factors considered relevant. For more information regarding our loan grading practices, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Credit Quality.”

Competition

We compete with hundreds of private equity and mezzanine funds and other financing sources, including traditional financial services companies such as finance companies and commercial banks. Some of our competitors are substantially larger and have considerably greater financial resources than we do. Our competitors may have a lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Employees

As of March 31, 2006, we had 359 employees. We believe that our relations with our employees are excellent.

Business Development Company Requirements

Qualifying Assets

As a BDC, we may not acquire any asset other than qualifying assets, as defined by the 1940 Act (“Qualifying Assets”), unless, at the time the acquisition is made, the value of our Qualifying Assets represent at least 70% of the value of our total assets. The principal categories of Qualifying Assets relevant to our business are the following:

•	securities purchased in transactions not involving any public offering from an issuer that is an eligible portfolio company. An eligible portfolio company is any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly owned by the BDC, and (c) either (i) does not have any class of securities with respect to which a broker or dealer may extend margin credit, (ii) is controlled by the BDC either singly or as part of a group and an affiliated person of the BDC is a member of the issuer’s board of directors, or (iii) has total assets of not more than $4 million and capital and surplus of at least $2 million;

•	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

It should be noted that Regulation T under the Exchange Act identifies securities as to which a broker or dealer may extend margin credit. In 1988, the Federal Reserve Board amended Regulation T so that brokers and dealers could extend margin credit to most debt securities, including securities of private companies. The staff of the SEC has thus questioned whether a private company with outstanding debt securities would be an “eligible portfolio company” under the 1940 Act. In November 2004, the SEC proposed regulations that would include as “eligible portfolio companies” any company that does not have a class of equity securities listed on a national securities exchange or association. These regulations have not yet been adopted. Additionally, legislation to similar effect has been adopted by the U.S. House of Representatives, but not the U.S. Senate. However, until the question raised by the SEC staff has been resolved by final legislative, judicial or administrative action, we intend to treat our investments in private companies that have outstanding debt securities, which would otherwise qualify as Qualifying Assets, as such.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of the holders of the majority, as defined in the 1940 Act, of our outstanding voting securities.

Since we made our BDC election, we have not made any substantial change in our structure or in the nature of our business.

To include certain securities above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. We offer to provide significant managerial assistance to each of our portfolio companies.

Temporary Investments

Pending investment in other types of Qualifying Assets, we may invest our otherwise uninvested cash in cash, cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments, referred to as temporary investments, so that at least 70% of our assets are Qualifying Assets. Typically, we invest in U.S. treasury bills. Additionally, we may invest in repurchase obligations of a “primary dealer” in government securities (as designated by the Federal Reserve Bank of New York) or of any other dealer whose credit has been established to the satisfaction of our board of directors. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor’s money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. We require the continual maintenance by our custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, we might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller’s bankruptcy could delay or prevent a sale of the underlying securities.

Leverage

For the purpose of making investments and to take advantage of favorable interest rates, we have issued, and intend to continue to issue, senior debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits us, as a BDC, to issue senior debt securities and preferred stock, (together defined as senior securities in the 1940 Act), in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, we are exposed to the risks of leverage. Although we have no current intention to do so, we have retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to 5% of our total assets for temporary purposes. As of March 31, 2006, our asset coverage was 224%.

Regulated Investment Company Requirements

We operate so as to qualify as a RIC, under Subchapter M of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and capital gains we distribute to our stockholders. Taxable income generally differs from net income as defined by generally accepted accounting principles due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation.

Generally, in order to maintain our status as a RIC, we must a) continue to qualify as a BDC; b) distribute to our stockholders in a timely manner, at least 90% of our investment company taxable income, as defined by the Internal Revenue Code; c) derive in each taxable year at least 90% of our gross investment company income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities as defined by the Internal Revenue Code; and d) meet investment diversification requirements. The diversification requirements generally require us at the end of each quarter of the taxable year to have (i) at least 50% of the value of our assets consist of cash, cash items, government securities, securities of other regulated investment companies and other securities if such other securities of any one issuer do not represent more than 5% of our assets and 10% of the outstanding voting securities of the issuer and (ii) no more than 25% of the value of our assets invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

In addition, with respect to each calendar year, if we distribute or have treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of our capital gain net income for each one-year period ending on October 31, and distribute 98% of our investment company net ordinary income for such calendar year (as well as any ordinary income not distributed in prior years), we will not be subject to the 4% nondeductible Federal excise tax imposed with respect to certain undistributed income of RICs. We may elect to not distribute all of our investment company taxable income and pay the excise tax on the undistributed amount.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distribution to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income.

Our wholly-owned subsidiaries, ACFS, and ECFS, are corporations subject to corporate level federal, state or other local income tax in their respective tax jurisdictions. ECFS is incorporated in Guernsey where it has received an exempt status and therefore does not pay any income tax; however, the wholly-owned subsidiaries of ECFS are subject to corporate level income tax.

Investment Objectives

Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains. Our investment objectives provide that:

•	We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC) if after giving effect to such acquisition the value of our Qualifying Assets amounts to less than 70% of the value of our total assets. For a summary definition of Qualifying Assets, see “Business Development Company Requirements.” We believe most of the securities we will acquire (provided that we control, or through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were Qualifying Assets.

•	We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriters” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”). We may invest up to 50% of our assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. We will not concentrate our investments in any particular industry or group of industries. Therefore, we will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of our total assets consists of securities of companies in the same industry.

•	We may issue senior securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, we may issue senior securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of senior securities.

•

We will not (a) act as an underwriters of securities of other issuers (except to the extent that we may (i) be deemed an “underwriters” of securities purchased by us that must be registered under the Securities Act before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by our stockholders in connection with offerings of securities by companies in which we are a stockholder); (b) sell securities short (except with regard to managing risks associated with publicly traded securities issued by portfolio companies); (c) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (d) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, or (ii) with regard to managing risks associated with publicly traded securities issued by portfolio companies); (e) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (f) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company (as defined in the 1940 Act), except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of our investments in securities issued by other investment companies, it should be noted that such investments may subject our stockholders to additional expenses.

The percentage restrictions set forth above, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

The above investment objectives have been set by our board of directors and do not require stockholder consent to be changed.

Investment Advisor

We have no investment advisor and are internally managed by our executive officers under the supervision of our board of directors.

Legal Proceedings

Neither we, nor any of our consolidated subsidiaries, are currently subject to any material litigation nor, to our knowledge, is any material litigation threatened against us or any consolidated subsidiary, other than routine litigation and administrative proceedings arising in the ordinary course of business. Such proceedings are not expected to have a material adverse effect on our business, financial conditions, or results of operations.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The “–” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities. Ernst & Young LLP’s report on the senior securities table as of December 31, 2005 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit (b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit (d)
	(in thousands)
Asset Securitizations
1997	$0	$0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	87,200	3,868	—	N/A
2001	103,495	3,549	—	N/A
2002	364,171	2,109	—	N/A
2003	724,211	2,400	—	N/A
2004	741,783	2,200	—	N/A
2005	1,232,791	2,175	—	N/A
2006 (as of March 31)(unaudited)	1,240,010	2,239	—	N/A

Revolving Debt-Funding Facilities
1997	$0	$0	—	N/A
1998	30,000	2,317	—	N/A
1999	78,545	4,969	—	N/A
2000	68,002	3,868	—	N/A
2001	147,646	3,549	—	N/A
2002	255,793	2,109	—	N/A
2003	116,000	2,400	—	N/A
2004	623,348	2,200	—	N/A
2005	755,369	2,175	—	N/A
2006 (as of March 31)(unaudited)	753,139	2,239	—	N/A

Unsecured Notes
1997	$0	$0	—	N/A
1998	5,000	2,317	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	167,000	2,200	—	N/A
2005	368,481	2,175	—	N/A
2006 (as of March 31)(unaudited)	390,559	2,239	—	N/A

Other Short-term Secured Financing
1997	$0	$0	—	N/A
1998	80,948	2,317	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	28,847	2,200	—	N/A
2005	110,219	2,175	—	N/A
2006 (as of March 31)(unaudited)	135,334	2,239	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.
(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(c)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(d)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2006 (dollars in thousands), regarding each portfolio company in which we currently have a debt or equity investment. All such debt and equity investments have been made in accordance with our investment policies and procedures.

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
A.H. Harris & Sons, Inc. 367 Alumni Road P.O.Box 311058 Newington, CT 06131	Distributors	Subordinated Debt Common Stock Warrants	— 2,004	$10,000	$9,898 534	$9,913 3,522

					10,432	13,435
ACAS Wachovia Investments, L.P. 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Diversified Financial Services	Partnership Interest	90%		24,414	25,028
Aeriform Corporation 4201 FM 1960 West Suite 590 Houston, TX 77068	Chemicals	Senior Debt Senior Subordinated Debt Junior Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — — 1,991,246 10	22,936 511 46,173	22,936 511 34,998 — 119	22,936 511 5,158 — —

					58,564	28,605
Aerus, LLC 4201 FM 1960 West Suite 590 Houston, TX 77068	Household Durables	Common Membership Warrants	250,000		246	—
American Driveline Systems, Inc. 201 Gibraltar Rd Suite 150 Horsham, PA 19044	Commercial Services & Supplies	Senior Debt Subordinated Debt Common Stock Common Stock Warrants Redeemable Preferred Stock	— — 220,735 345,568 736,820	39,200 31,912	38,576 30,831 18,620 29,377 49,636	38,576 30,831 17,330 27,158 49,636

					167,040	163,531
AmSan, LLC Three Parkway North Suite 120 N Deerfield, IL 60015	Distributors	Senior Debt	—	25,000	24,667	24,667
ASAlliances Biofuels, LLC 4311 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Oil, Gas & Consumable Fuels	Common Units Preferred Units	26,667 328,330		— 35,085	2,864 65,121

					35,085	67,985
ASC Industries, Inc. 2100 International Parkway North Canton, OH 44720	Auto Components	Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— 74,888 72,000	20,500	18,775 6,531 5,259	18,775 25,746 5,259

					30,565	49,780
Astrodyne Corporation 300 Myles Standish Blvd. Taunton, MA 02780	Electrical Equipment	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock	— — 1 552,705	6,800 11,000	6,671 10,850 — 10,888	6,671 10,850 — 10,888

					28,409	28,409

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
Auxi Health, Inc. 2100 West End Avenue Suite 750 Nashville, TN 37203	Health Care Providers & Services	Senior Debt Subordinated Debt Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— — — 4,268,905 13,301,300	5,251 18,836 8,427	5,251 16,006 3,233 2,599 2,732	5,251 16,089 552 1,767 —

					29,821	23,659
Bankruptcy Management Solutions, Inc. 8 Corporate Park Suite 230 Irvine, CA 92614	Commercial Services & Supplies	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 281,534 101,179	18,000 28,228	17,745 27,854 — —	17,745 27,854 12,557 4,513

					45,599	62,669
BarrierSafe Solutions International, Inc. 2301 Robb Drive Reno, NV 89523	Commercial Services & Supplies	Senior Debt Subordinated Debt	— —	15,000 52,410	14,854 51,849	14,854 51,849

					66,703	66,703
BBB Industries, LLC 14A Section B Brookley Industrial Complex Mobile, AL 36615	Auto Components	Senior Debt Subordinated Debt	— —	20,000 5,375	19,745 5,307	19,745 5,307

					25,052	25,052
BC Natural Foods, LLC 1745 Shea Center Drive, 4th Floor Highlands Ranch, CO 80129	Food Products	Subordinated Debt Common Membership Warrants	— 15%	15,553	15,087 3,331	15,087 8,658

					18,418	23,745
Beacon Hospice, Inc. 529 Main Street Suite 1M7 Charleston, MA 48707	Health Care Providers & Services	Subordinated Debt	—	10,299	10,162	10,162
Biddeford Real Estate Holdings, Inc. 2 Bethesda Metro Center Bethesda, MD 20814	Real Estate	Senior Debt Common Stock	— 100	3,610	2,964 483	2,964 476

					3,447	3,440
BLI Partners, LLC 20465 East Walnut Drive North Walnut, CA 91789-2819	Personal Products	Common Membership	20%		17,344	—
BPWest, Inc. Anchor Drilling Flids USA, Inc 507 S. Main Street, Suite 700 Tulsa, OK 74103	Energy Equipment & Services	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock	— — 7,800 780,000	7,000 6,135	6,904 6,050 8,258 1	6,904 6,050 8,258 4,277

					21,213	25,489
Breeze Industrial Products Corporation 3582 Tunnelton Road Saltsburg, PA 15681	Auto Components	Subordinated Debt	—	13,516	13,375	13,375
Bridgeport International, LLC P.O. Box 22, Hastings Road Leicester, LES OFJ England	Machinery	Common membership units	100		2,730	—

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
Bushnell Performance Optics 9200 Cody Overland Park, KS 66214	Leisure Equipment & Products	Subordinated Debt	—	117,728	116,044	116,044
Butler Animal Health Supply, LLC 5600 Blazer Parkway Dublin, OH 43017	Health Care Providers & Services	Senior Debt	—	3,000	3,000	3,000
Capital.com, Inc. Two Bethesda Metro Center Bethesda, MD 20814	Diversified Financial Services	Common Stock	8,500,100		1,492	400
Case Logic, Inc. 6303 Dry Creek Parkway Longmont, CO 80503	Textiles, Apparel & Luxury Goods	Subordinated Debt Common Stock Warrants Common Stock Preferred Stock Warrants Redeemable Preferred Stock	— 197,322 11,850 1,564 11,850	24,947	22,149 5,418 — — 441	22,199 2,924 — — 241

					28,008	25,364
Colts 2005-1 P.O. Box 908 GT Walker House Mary Street George Town, Grand Cayman	Diversified Financial Services	Common Stock	360		9,697	11,439
Colts 2005-2 P.O. Box 908 GT Walker House Mary Street George Town, Grand Cayman	Diversified Financial Services	Common Stock	34,170,000		35,182	35,182
Compusearch Holdings Company, Inc. 22685 Holiday Park Drive Suite 40 Dulles, VA 20166	Software	Subordinated Debt Convertible Preferred Stock	— 40,039	12,500	12,325 1,589	12,325 1,589

					13,914	13,914
Confluence Holdings Corp. 111 Kayaker Way Easley, SC 29642	Leisure Equipment & Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock	— — 20,119 950,000 1	14,000 37,786	13,817 28,997 18,589 — —	13,817 34,005 — — —

					61,403	47,822
Consolidated Utility Services, Inc. 231 Woodlawn Heights Road Chatham, VA 24531	Commercial Services & Supplies	Subordinated Debt Common Stock Redeemable Preferred Stock	— 58,906 3,625,000	6,757	6,674 1 4,003	6,674 2,819 4,003

					10,678	13,496
Continental Structural Plastics, Inc. 30600 Telegraph Rd. Suite 4255 Bingham Farms, MI 48025	Auto Components	Subordinated Debt Common Stock Redeemable Preferred Stock	— 3,000 2,700	11,245	11,090 300 2,944	11,090 300 2,944

					14,334	14,334

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
Corporate Benefit Services of America, Inc. 400 Highway 169 South Suite 800 Minneapolis, MN 55426	Commercial Services & Supplies	Subordinated Debt Common Stock Warrants	— 6,828	15,854	15,264 695	15,264 695

					15,959	15,959
Corrpro Companies, Inc. 1090 Enterprise Drive Medina, OH 44256	Construction & Engineering	Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— 5,799,187 2,000	14,000	11,439 3,865 1,686	11,439 3,768 1,686

					16,990	16,893
DanChem Technologies, Inc. 1975 Old Richmond Road Danville, VA 24540	Chemicals	Senior Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— 427,719 12,953 401,622	13,259	13,259 2,500 10,893 2,221	13,259 — 845 —

					28,873	14,104
DelStar, Inc. 601 Industrial Drive Middletown, DE 19709	Building Products	Senior Debt Subordinated Debt Convertible Preferred Stock Redeemable Preferred Stock Common Stock Warrants	— — 50,722 45,650 152,701	5,000 17,718	5,000 17,460 5,140 17,780 29,019	5,000 17,460 5,140 17,780 29,019

					74,399	74,399
Direct Marketing International LLC 425 North Iris Stree Mt. Pleasant, IA 52641	Media	Subordinated Debt	—	27,373	26,986	26,986
Dynisco Parent, Inc. 38 Forge Parkway Franklin, MA 02038	Electronic Equipment & Instruments	Common Stock Common Stock Warrants	10,000 2,115		633 133	996 333

					766	1,329
EAG Acquisition, LLC 810 Kifer Road Sunnyvale, CA 94086	Commercial Services & Supplies	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — 7,000,000 7,000,000	11,630 13,275	11,451 13,089 — 7,328	11,451 13,089 1,987 7,328

					31,868	33,855
Easton Bell Sports LLC 669 Sugar Lane Elyria, OH 44035	Leisure Equipment & Products	Common Units	3,409,356		3,819	7,223
ECA Acquisition Holdings, Inc. 1107 Tourmaline Drive Newbury Park, CA 91320	Health Care Equipment & Supplies	Senior Debt Subordinated Debt Common Stock	— — 1,000	16,100 9,836	15,872 9,699 19,025	15,872 9,699 20,995

					44,596	46,566
Edline, LLC P.O Box 06290 Chicago, IL 60606	Software	Senior Debt Subordinated Debt Membership Warrants	— — 2,121,212	2,635 5,000	2,600 3,262 1,784	2,600 3,262 2,313

					7,646	8,175
eLynx Holdings, Inc. Two Crowne Point Court Suite 370 Cincinnati, OH 45241	IT Services	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— — 9,326 17,488 108,735	8,500 8,782	8,388 8,669 933 8,515 10,874	8,388 8,669 933 8,515 10,874

					37,379	37,379

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
ETG Holdings, Inc. 1005 W. Barmalett Road P.O. Box 487 Greenville, SC 29611	Containers & Packaging	Senior Debt Subordinated Debt Convertible Preferred Stock	— — 333,145	7,400 11,323	7,301 11,167 16,571	7,301 11,167 16,571

					35,039	35,039
Euro-Caribe Packing Company, Inc. P.O. Box 3146 Zona Industrial Sabana Abajo Carolina (San Juan), PR 00984	Food Products	Senior Debt Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— — 31,897 260,048	8,156 8,005	8,129 7,534 1,110 5,732	8,156 6,518 — —

					22,505	14,674
European Capital Limited 25 Bedford Street London WC2E 9ES	Diversified Financial Services	Participating Preferred Shares Ordinary Shares	52,074,548 100		236,991 —	236,991 —

					236,991	236,991
European Touch, LTD. II 8301 Westparkland Court Milwaukee, WI 53223	Commercial Services & Supplies	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— — 2,895 450 7,105	1,886 15,640	1,886 14,809 1,500 567 3,683	1,886 14,809 6,280 567 16,172

					22,445	39,714
FAMS Acquisition, Inc. 3740 DaVinci Court Suite 420 Norcross, GA 30092	Diversifed Financial Services	Senior Debt Subordinated Debt Convertible Preferred Stock	— — 1,477,557	31,268 24,383	30,786 24,038 35,880	30,786 24,038 31,293

					90,704	86,117
Flexi-Mat Holding, Inc. 14420 Van Dyke Rd. Plainfield, IL 60544	Textiles, Apparel & Luxury Goods	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock	— — 970,583 145,000	4,500 12,596	4,463 12,486 9,706 11,573	4,463 12,486 13,871 11,573

					38,228	42,393
FMI Holdco I, LLC 800 Federal Blvd Carteret, NJ 07008-1098	Road & Rail	Subordinated Debt Common Units Preferred Units	— 626,085 410,778	13,545	12,625 2,682 1,705	12,625 2,394 1,705

					17,012	16,724
Formed Fiber Technologies, Inc. 125 Allied Road, P.O. Box 1300 Auburn, MA 04211-1300	Auto Components	Subordinated Debt Common Stock Warrants	— 122,397	14,916	14,750 122	14,750 1,235

					14,872	15,985
Fosbel Global Services (LUXCO) S.C.A(3) C/O Fosbel Europe GMBH Barentstrasse 15 Germany	Commercial Services & Supplies	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock	— — 31,647,625 2,606,275 186,161	40,447 24,372	39,814 24,028 31,648 5,213 372	39,814 24,028 28,027 — —

					101,075	91,869
Future Food, Inc. 1420 Valwood Parkway Carrollton, TX 75006	Food Products	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 92,738 6,500	9,842 14,000	9,746 12,736 18,500 1,297	9,746 12,736 14,313 1,003

					42,279	37,798

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
FutureLogic, Inc. 425 E. Colorado Street Suite 670 Glendale, CA 91205	Computers & Peripherals	Senior Debt Subordinated Debt Common Stock	— -— 221,672	49,625 29,986	49,002 29,577 26,685	49,002 29,577 15,187

					105,264	93,766
GE Commercial Mortgage Corporation LaSalle Bank National Association, as Trustee 135 S. LaSalle St. Suite 1625 Chicago, IL 60603	Diversified Financial Services	Commercial Mortgage Pass-Through Certificates, Series 2006-C1	5%	8,868	7,162	7,162
Gibson Guitar Corp. 309 Plus Park Blvd. Nashville, TN 37217	Leisure Equipment & Products	Senior Debt	—	32,500	31,786	31,786
Halex Holdings, Inc. 750 S Reservoir Street Pomona, CA 91766-3815	Construction Materials	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Convertible Preferred Stock	— — 1,551,971 1,000 145,996	24,300 29,702	24,048 29,554 9,784 14,631 1,603	24,048 29,554 — 5,576 —

					79,620	59,178
Hartstrings Holdings Corp. 270 E. Conestoga Rd. Strafford, PA 19087	Textiles, Apparel & Luxury Goods	Senior Debt Subordinated Debt	— —	13,157 9,495	12,865 8,105	12,865 4,874

					20,970	17,739
Hopkins Manufacturing Corporation 428 Peyton Street Emporia, KS 66801	Auto Components	Subordinated Debt Redeemable Preferred Stock	— 5,000	31,287	30,950 6,540	30,950 6,540

					37,490	37,490
Hospitality Mints, Inc. 213 Candy Lane Boone, NC 28607	Food Products	Senior Debt Subordinated Debt Convertible Preferred Stock Common Stock Warrants	— — 95,198 86,817	7,406 18,500	7,314 18,210 22,773 54	7,314 18,210 28,480 643

					48,351	54,647
HP Evenflo Acquisition Co. 707 Crossroads Court Northwoods Business Center II Vandalia, OH 45377	Household Durables	Senior Debt Common Stock	— 250,000	20,503	20,297 2,500	20,297 4,125

					22,797	24,422
Infiltrator Systems, Inc. 6 Business Park Road P.O. Box 768 Old Saybrook, CT 06475	Building Products	Subordinated Debt	—	29,234	28,813	28,813
Innova Holdings, Inc. 8383 N. Sam Houston Parkway West Houston, TX 77064	Energy Equipment & Services	Senior Debt Subordinated Debt Convertible Preferred Stock	— — 24,500	27,095 17,000	26,240 16,745 24,500	26,240 16,745 24,500

					67,485	67,485
Inovis International, Inc. 11720 Amber Park Drive Alpharetta, GA 30004	Software	Senior Debt	—	90,000	88,725	88,725

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
Iowa Mold Tooling Co., Inc. 500 West US Highway 18 Garner, IA 50438	Machinery	Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— 426,205 23,803 530,000	16,288	15,866 4,760 21,170 5,918	15,921 6,134 30,412 4,542

					47,714	57,009
IPC Acquisition Corp. 88 Pine Street New York, NY 10005	Communications Equipment	Senior Debt	—	8,000	8,000	8,000
J.P. Morgan Chase Commercial Mortgage Securities Corp. Two Bethesda Metro Center Bethesda, MD 20814	Diversified Financial Services	Commercial Mortgage Pass-Through Certificates, Series 2005-LDP5	5%	136,158	78,766	78,766
Johnny Appleseed’s Inc. 30 Tozer Road Beverly, MA 01915	Internet & Catalog Retail	Subordinated Debt	—	15,027	14,804	14,804
Jones Stephens Corp. 3249 Moody Parkway Moody, AL 35004	Building Products	Subordinated Debt Common Stock Redeemable Preferred Stock Convertible Preferred Stock	— 8,750 1,000 8,750	22,622	22,407 3,500 7,000 3,500	22,407 16,798 7,000 16,283

					36,407	62,488
KAC Holdings, Inc. 515 E. Touhy Avenue Des Plaines, IL 60018	Chemicals	Subordinated Debt Common Stock Redeemable Preferred Stock	— 1,550,100 13,950	23,035	22,813 1,550 16,570	22,813 47,410 16,570

					40,933	86,793
KIC Holdings, Inc. 501 E. Purnell P.O. Box 897 Lewisville, TX 75067-0897	Building Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	— — 30,356 3,761 156,613	8,115 13,325	8,094 11,871 16,485 5,100 3,060	8,094 941 — — —

					44,610	9,035
Kirby Lester Holdings, LLC 470 West Avenue Stamford, CT 06902	Health Care Equipment & Supplies	Senior Debt Subordinated Debt Preferred Units	— — 375	12,250 11,814	12,061 11,645 375	12,061 11,645 375

					24,081	24,081
Lifoam Holdings, Inc. 1600 Union Avenue Baltimore, MD 21211	Leisure Equipment & Products	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— — 20,000 8,800 41,164	40,610 22,391	40,324 22,014 2,000 5,981 4,116	40,324 22,014 342 6,179 1,276

					74,435	70,135
Logex Corporation 1100 Town & Country Road Suite 850 Orange, CA 92868	Road & Rail	Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— 137,839 695	31,194	27,459 7,454 3,930	15,190 — —

					38,843	15,190
LVI Holdings, LLC 9501 Hillwood Dr. Las Vegas, NV 89134	Commercial Services & Supplies	Senior Debt Subordinated Debt Preferred Units	— — 800	4,300 9,642	4,216 9,514 11,000	4,216 9,514 15,321

					24,730	29,051

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
Marcal Paper Mills, Inc. 1 Market Street Elmwood, NJ 07407-1457	Household Products	Common Stock Warrants Common Stock	209,255 209,254		— —	4,594 4,591

					—	9,185
MBT International, Inc. 620 Dobbin Road Charleston, SC 29414	Distributors	Senior Subordinated Debt Junior Subordinated Debt	— —	987 6,387	804 4,110	804 3,189

					4,914	3,993
Milton’s Fine Foods, Inc. 3702 Via De La Valle Suite 202 Del Mar, CA 91014	Food Products	Subordinated Debt	—	8,670	8,555	8,555
Mirion Technologies Bishop Ranch 8 3000 Executive Parkway Suite 518 San Ramon, CA 94583	Electrical Equipment	Senior Debt Subordinated Debt Convertible Preferred Stock Common Stock Common Stock Warrants	— — 747,431 42,032 279,262	102,121 45,684	101,037 45,173 59,206 4,755 31,752	100,923 45,173 59,206 7,575 68,350

					241,923	281,227
Money Mailer, LLC 14271 Corporate Drive Garden Grove, CA 92843	Media	Common Membership Interest	6%		1,500	3,942
Montana Silversmiths, Inc. #1 Sterling Lane PO Box 839 Columbus, MT 59019	Textiles, Apparel & Luxury Goods	Senior Debt Subordinated Debt Common Stock	— — 797,448	16,769 16,376	16,488 16,156 1,000	16,488 16,156 1,000

					33,644	33,644
MW Acquistion Corporation 1655 N. Tegner Wickenburg, AZ 85390	Health Care Providers & Services	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock	— — 88,377 88,377	21,500 23,791	21,152 23,437 9 31,595	21,152 23,437 9 31,595

					76,193	76,193
Nailite International, Inc. 1111 NW 165th Street Miami, FL 33169-5819	Building Products	Subordinated Debt Common Stock Warrants	— 247,368	9,657	8,722 1,232	8,722 902

					9,954	9,624
New Piper Aircraft, Inc. 2926 Piper Drive Vero Beach, FL 32960	Aerospace & Defense	Senior Debt Subordinated Debt Common Stock	— — 771,839	41,442 599	40,655 118 95	40,668 599 921

					40,868	42,188
New Starcom Holdings, Inc. 661 Pleasant Street Norwood, MA 02062	Construction & Engineering	Subordinated Debt Common Stock Convertible Preferred Stock	— 100 32,043	32,970	28,164 — 11,500	28,252 — 15,468

					39,664	43,720
Nivel Holdings, LLC 13300 Vantage Way Jacksonville, FL 32218	Distributors	Subordinated Debt Preferred Units Common Units Common Membership Warrants	— 900 100,000 41,360	8,876	8,763 900 100 41	8,763 900 650 269

					9,804	10,582

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
Northwest Coatings, LLC 7221 South 10th Street Oak Creek, WI 53154	Containers & Packaging	Common Units Redeemable Preferred Units	309,904 2,777,419		269 2,624	— 2,575

					2,893	2,575
NPC Holdings, Inc. 250 Elm Street P.O. Box 301 Milford, NH 03055	Building Products	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Convertible Preferred Stock Convertible Preferred Stock Warrants	— — 80 13,275 13,690 43,782	4,500 8,159	4,428 8,043 8 9,718 1,411 4,378	4,428 8,043 8 9,718 1,411 4,378

					27,986	27,986
nSpired Holdings, Inc. 1850 Fairway Drive San Leandro, CA 94577	Food Products	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock	— — 169,018 29,500	20,190 9,686	20,041 8,917 5,000 29,500	20,041 4,054 — —

					63,458	24,095
Nursery Supplies, Inc. 1415 Orchard Drive Chambersburg, PA 17201	Containers & Packaging	Subordinated Debt	—	20,348	20,067	20,067
Optima Bus Corporation 2811 North Ohio Street Wichita, KS 67219 Optima Bus Corporation	Machinery	Senior Debt Subordinated Debt Common Stock Convertible Preferred Stock	— — 20,464 1,913,015	6,205 3,758	6,205 2,230 1,896 16,805	6,205 2,234 — 2,725

					27,136	11,164
PaR Nuclear Holding Company 899 Highway 96 West Shoreview, MN 55216	Machinery	Common Stock	341,222		1,052	5,192
PaR Systems, Inc. 899 Highway 96 West Shoreview, MN 55216	Machinery	Subordinated Debt Common Stock Common Stock Warrants	— 341,222 29,205	4,632	4,632 1,089 —	4,632 6,560 561

					5,721	11,753
Pasternack Enterprises, Inc. 1851 Kettering Irvine, CA 92614	Electrical Equipment	Senior Debt Subordinated Debt Common Stock	— — 98,799	33,347 27,067	32,838 26,758 20,562	32,838 26,758 27,090

					80,158	86,686
Pelican Products, Inc. 23215 Early Avenue Torrance, CA 90505	Containers & Packaging	Senior Debt	—	15,000	14,808	14,808
PHC Acquisiton, Inc. 3660 Cedarcrest Road Acworth, GA 30101	Diversified Consumer Services	Subordinated Debt Convertible Preferred Stock Common Stock	— 11,246 907,692	23,204	22,856 490 39,521	22,856 490 39,521

					62,867	62,867
PHI Acquisiton, Inc. 222 Mill Road Chelmsford, MA 01824	Internet & Catalog Retail	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— — 69,120 62,210 199,095	10,000 24,738	9,863 24,391 6,629 46,371 19,910	9,863 24,391 6,629 46,371 19,910

					107,164	107,164

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
Phillips & Temro Industries, Inc. 9700 West 74th Street Eden Prairie, MN 55344	Auto Components	Senior Debt Subordinated Debt	— —	26,100 16,900	26,030 16,852	26,030 16,852

					42,882	42,882
Plastech Engineered Products, Inc. 22000 Garrison Road Dearborn, MI 48124	Auto Components	Common Stock Warrants	2,145		2,577	7,300
Precitech, Inc. 44 Blackbrook Road Keene, NH 03431	Machinery	Senior Debt Senior Subordinated Debt Junior Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	— — — 35,807 22,040 22,783	5,280 2,104 7,434	5,268 2,104 5,049 7,186 2,204 2,278	5,268 2,104 5,336 — — 663

					24,089	13,371
Qualitor Component Holdings, LLC 24800 Denso Drive Suite 255 Southfield, MI 48034	Auto Components	Subordinated Debt Common Units Preferred Units	— 500,000 4,500,000	29,026	28,637 500 4,500	28,637 — 986

					33,637	29,623
Radar Detection Holdings Corp 5440 West Chester Rd. West Chester, OH 45069	Household Durables	Senior Debt Common Stock	— 69,795	13,000	12,985 1,029	12,985 9,786

					14,014	22,771
Ranpak Acquisition, Inc. P.O. Box 8004 Painesville, OH 44077	Containers & Packaging	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	— — 163,025 181,139 541,970	2,993 103,116	2,993 101,607 112,753 18,114 54,197	2,993 101,607 112,753 18,114 54,197

					289,664	289,664
Reef Point Systems, Inc. 8 New England Executive Park Burlington, MA 01803	Communications Equipment	Convertible Preferred Stock	27,777,778		5,000	5,000
Retriever Acquisition Co. 20405 State Highway 249 Houston, TX 77070	Diversified Financial Services	Subordinated Debt	—	26,890	26,599	26,599
Roadrunner Dawes, Inc. 4900 S. Pennsylvania Avenue Cudahy, WI 53110	Road & Rail	Subordinated Debt Common Stock	— 10,000	17,788	17,620 10,000	17,620 10,000

					27,620	27,620
Rocky Shoes & Boots, Inc. 39 East Canal Street Nelsonville, OH 45764	Textiles, Apparel & Luxury Goods	Senior Debt	—	30,000	29,653	29,653
RTL Acquisition Corp. 3650 Westwind Boulevard Santa Rosa, CA 95403	Health Care Providers & Services	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock Common Stock Warrants	— — 101,967 221,447 11,655 101,967	31,500 16,029	30,963 15,791 11,883 10,116 530 4,637	30,963 15,791 11,883 10,116 530 4,637

					73,920	73,920

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
Safemark Acquisitions, Inc. 2101 Park Center Drive Suite 125 Orlando, FL 32835	Commercial Services & Supplies	Senior Debt Subordinated Debt Convertible Preferred Stock Redeemable Preferred Stock Convertible Preferred Stock Warrants	— — 3,000 11,000 50,175	6,134 12,627	6,087 12,378 305 6,825 5,028	6,087 12,378 305 6,825 1,279

					30,623	26,874
Sanda Kan (Cayman I) Holdings Company Limited Ching Cheong Industrial Building, 1-7 Kwai Cheong Road Kwai Chung, N.T. Hong Kong	Leisure Equipment & Products	Common Stock	97,104		6,582	5,136
Sanlo Holdings, Inc. 400 Highway 212 Michigan City, IN 46360	Electrical Equipment	Subordinated Debt Common Stock Warrants	— 5,187	10,500	9,961 489	9,961 489

					10,450	10,450
SAV Holdings, Inc. 211 South Jefferson Ave. St. Louis, MO 63103	Commercial Services & Supplies	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock	— — 25,920 2,880,000	17,000 12,086	16,542 11,911 26,671 2,880	16,542 11,911 26,671 11,682

					58,004	66,806
Schoor DePalma, Inc. 200 State Highway Nine P.O. Box 900 Manalapan, NJ 07726-0900	Construction & Engineering	Senior Debt Common Stock	— 50,000	30,663	30,367 500	30,367 500

					30,867	30,867
Selig Sealing Products, Inc. 342 E. Wabash St. Forrest, IL 90010	Containers & Packaging	Senior Debt	—	14,500	14,303	14,303
Seroyal Holdings, L.P. 490 Elgin Mills Road East Richmond Hill, ON L4C0L8 Canada	Health Care Equipment & Supplies	Senior Debt Subordinated Debt Partnership Units Preferred Partnership Units	— — 144,552 57,143	5,692 9,176	5,615 8,725 1,253 754	5,615 8,725 1,253 754

					16,347	16,347
Sixnet, LLC 331 Ushers Road P.O. Box 767 Clifton Park, NY 12065	Electronic Equipment & Instruments	Senior Debt Subordinated Debt Membership Units	— — 485	10,800 10,171	10,633 10,036 6,061	10,633 10,036 8,187

					26,730	28,856
SmithBucklin Corporation 401 North Michigan Avenue Chicago, IL 60611	Commericial Services & Supplies	Senior Debt Subordinated Debt	— —	10,000 7,138	9,866 7,038	9,866 7,038

					16,904	16,904
Soff-Cut Holdings, Inc. 1112 Olympic Drive Corona, CA 92881	Machinery	Senior Debt	—	22,552	22,307	22,307

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
Specialty Brands of America, Inc. 1400 Old Country Road Suite 103 Westbury, NY 11590	Food Products	Senior Debt Subordinated Debt Redeeemable Preferred Stock Convertible Preferred Stock Common Stock Common Stock Warrants	— — 209,303 185,950 33,916 97,464	23,843 39,696	23,572 39,470 15,229 18,370 3,392 9,746	23,572 39,470 15,229 18,370 3,392 9,746

					109,779	109,779
SSH Acquisition, Inc. 6700 Alexander Bell Drive Suite 103 Columbia, MD 21046	Commercial Services & Supplies	Senior Debt Subordinated Debt Convertible Preferred Stock	— — 511,000	12,500 18,729	12,294 18,461 52,498	12,294 18,461 78,435

					83,253	109,190
Stein World, LLC 1721 Latham St. Memphis, TN 38106	Household Durables	Senior Debt Subordinated Debt	— —	8,650 23,539	8,527 23,205	8,527 23,205

					31,732	31,732
S-Tran Holdings, Inc. 3606 N. Graham Street Charlotte, NC 28206	Road & Rail	Subordinated Debt	—	7,490	6,338	1,250
Stravina Holdings, Inc. 19850 Nordhoff Place Chatsworth, CA 91311	Personal Products	Senior Debt Senior Debt Subordinated Debt Common Stock	— — — 1,000	35,895 12,012 40,938	35,549 11,750 30,773 1	35,549 6,204 — —

					78,073	41,753
Supreme Corq Holdings, LLC 5901 South 226th Street Kent, WA 98032	Household Products	Senior Debt Subordinated Debt Common Membership Warrants	— — 3,359	4,301 5,000	4,201 4,627 381	4,201 4,627 10

					9,209	8,838
TechBooks, Inc. 3110 Fairview Park Drive Suite 900 Falls Church, VA 22042	IT Services	Subordinated Debt Convertible Preferred Stock	— 4,373,178	30,772	30,370 15,000	30,370 22,567

					45,370	52,937
Technical Concepts Holdings, LLC 1301 Allanson Road Mundelein, IL 60060	Building Products	Common Membership Warrants	792,149		1,703	2,099
The Hilsinger Company 33 West Bacon Street Plainville, MA 02762	Health Care Equipment & Supplies	Senior Debt Subordinated Debt	— —	17,194 13,113	16,996 12,985	16,996 12,985

					29,981	29,981
The Hygenic Corporation 1245 Home Avenue Akron, OH 44310-25101	Health Care Equipment & Supplies	Subordinated Debt Common Stock Redeemable Preferred Stock	— 200,000 9,000	11,067	10,955 1,000 10,560	10,955 7,852 10,560

					22,515	29,367
The Tensar Corporation 5883 Glenridge Drive Suite 200 Atlanta, GA 30328-5363	Construction & Engineering	Senior Debt Subordinated Debt	— —	84,000 21,478	82,779 21,186	82,779 21,186

					103,965	103,965

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
Three Sixty Asia, Ltd. 19511 Pauling Foothill Ranch, CA 92610	Commercial Services & Supplies	Senior Debt Common Equity	— —	7,000	7,000 4,093	7,000 —

					11,093	7,000
T-NETIX, Inc. 2155 Chenault Drive Suite 410 Carrollton, TX 75006	Diversifed Telecommunication Services	Common Stock	17,544		1,000	—
TransFirst Holdings, Inc. 8117 Preston Road, Suite 205 Dallas, TX 75225	Commercial Services & Supplies	Senior Debt Subordinated Debt	— —	13,000 16,560	12,899 16,396	12,899 16,396

					29,295	29,295
Trinity Hospice, Inc. 2504-A E. 21st Street Tulsa, OK 74114	Health Care Providers & Services	Senior Debt Common Stock Redeemable Preferred Stock	— 131,399 131,399	15,422	15,393 13 3,972	15,306 — —

					19,378	15,306
Tyden Caymen Holdings Corp. 161 Ottawa Ave. Suite 502 Grand Rapids, MI 49503	Electronic Equipment & Instruments	Senior Debt Subordinated Debt Common Stock	— — 2,000,000	12,000 14,500	11,808 14,298 2,000	11,808 14,298 3,195

					28,106	29,301
UAV Corporation 2200 Carolina Place Fort Mill, SC 29708	Leisure Equipment & Products	Junior Subordinated Debt Senior Subordinated Debt	— —	9,000 15,731	8,887 14,689	8,887 2,645

					23,576	11,532
Unique Fabricating Incorporated 800 Standard Parkway Auburn Hills, MI 48326	Auto Components	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Warrants	— — 2,500 6,350	6,464 6,897	6,348 6,803 2,528 330	6,348 6,803 2,528 330

					16,009	16,009
Unwired Holdings, Inc. 245 Newtown Road Unite 200 Plainview, NY 11803	Household Durables	Senior Debt Senior Subordinated Debt Junior Subordinated Debt Common Stock Preferred Stock Convertible Preferred Stock	— — — 100 16,200 179,901	7,600 10,216 5,130	7,308 10,074 4,726 1 16,200 1,799	7,308 10,074 1,817 — — —

					40,108	19,199
Visador Holding Corporation 1000 Industrial Way Marion, VA 24354	Building Products	Subordinated Debt Common Stock Warrants	— 4,284	10,646	10,291 462	10,291 1,595

					10,753	11,886
VP Acquisitons Holdings, Inc. 3325 Timberline Road Fort Collins, CO 80525	Health Care Equipment & Supplies	Subordinated Debt Common Stock	— 33,928	18,212	17,879 42,410	17,879 46,957

					60,289	64,836

Company	Industry	Investments	# of shares /units owned	Principal	Cost	Fair Value
Wachovia Bank Commerical Mortgage Trust Wells Fargo Bank (as Trustee) Corporate Trust Services 9062 Old Annapolis Rd Fort Collins, CO 80525	Diversified Financial Services	Commercial Mortgage Pass-Through Certificates, Series 2006-C23	5%	130,017	64,220	64,220
Warner Power, LLC 40 Depot Street Warner, NH 03278	Electrical Equipment	Senior Debt Subordinated Debt Common Membership Units Common Membership Warrants Redeeemable Preferred Stock	— — 47,000 916 6,012,000	6,531 4,988	6,531 4,403 1,623 1,123 5,197	6,531 4,403 — 175 1,027

					18,877	12,136
Weber Nickel Technologies, Ltd. 16566 Highway 12 P.O. Box 399 Midland, Ontario L4R 4L1 Canada	Machinery	Subordinated Debt Common Stock Redeemable Preferred Stock	— 44,834 14,796	17,555	15,763 1,171 11,830	— — —

					28,764	—
WFS Holding, Inc. 875 Indianhead Dr. Mosinee, WI 54455-00	Software	Subordinated Debt Convertible Preferred Stock	— 35,000,000	12,285	12,122 3,500	12,122 4,553

					15,622	16,675
WIL Research Holding Company, Inc. 1407 George Rd. Ashland, OH 4805-9281	Biotechnology	Convertible Preferred Stock	1,210,086		1,291	1,712
WWC Acquisitions, Inc. 701 East Timpongos Parkway Building M Orem, UT 84097	Commercial Services & Supplies	Senior Debt Subordinated Debt Common Stock	— — 4,826,476	11,356 22,496	11,174 22,190 21,237	11,174 22,190 45,644

					54,601	79,008
Zenta Global, Ltd. 435 Devon Park Drive Building 300 Wayne, PA 19087	IT Services	Senior Debt Common Units Preferred Units	— 265,565 1,380	64,170	63,254 27 1,392	63,254 27 1,392

					64,673	64,673

We make significant managerial assistance available to our portfolio companies by closely monitoring its operations, advising the portfolio company’s board on matters such as the business plan and the hiring and termination of senior management, providing financial guidance and participating on a portfolio company’s board of directors. As of December 31, 2005, we had board seats at 93 out of 141 portfolio companies and had board observation rights on 32 of our remaining portfolio companies.

The following is a summary of additional information concerning Ranpak Corporation (“Ranpak”), our only portfolio company in which our investment represented 5% or more of our assets as of March 31, 2006. This information was provided to us by Ranpak, and we have relied exclusively on the information provided by Ranpak in preparing this summary. For additional information relating to the value of our investments in Ranpak, see our interim consolidated financial statements as of March 31, 2006, appearing elsewhere in this Prospectus.

Ranpak is a leading manufacturer and marketer of paper-based “in-the-box” protective packaging systems and materials throughout North America, Europe and the Pacific Rim. Protective products are used by manufacturers, retailers and individuals for wrapping, cushioning, blocking and bracing and for filling voids when shipping, transporting or storing goods. Ranpak manufactures a patented line of machines that converts Ranpak-supplied paper into specialized sizes and shapes to cushion and protect products during shipment. Ranpak’s machines are offered along two main product lines: PadPak (cushioning product line) and FillPak (void-fill product line). Founded in 1972, Ranpak is headquartered in Concord Township, OH, and has additional facilities in Reno, NV, and Heerlen, Netherlands. Ranpak utilizes the following website: www.ranpak.com.

The attributes of Ranpak’s products and competitive overall costs to end-users should allow Ranpak to benefit from significant opportunities in the growing “in-the-box” packaging industry. Overall growth in e-commerce and key end markets, such as electronics, technology, furniture and the automotive aftermarket are expected to provide such opportunities for growth. Furthermore, if oil prices remain at historically high levels, Ranpak’s paper-based packing materials can offer material cost advantages over petroleum based packing materials, such as polystyrene peanuts, polyethylene air bags and bubble wrap.

The market for random protective systems is highly fragmented and includes both private and public companies that either specialize in protective packaging or focus on the broader packaging market. Ranpak commands an approximately 30% share of the North American and European paper market, split approximately equally between North America and Europe.

Ranpak’s customer base is highly diversified. Ranpak’s customers operate in a wide array of industries (industrial, automotive, medical, consumer, and technology) that span from local manufacturers to large, international corporations. In 2004, Ranpak recorded approximately $100 million in net sales.

Ranpak has made a significant investment in its patent portfolio to protect its key products, and owns U.S. and foreign patents and trademarks related to its key products.

Ranpak’s management team is led by president and chief executive officer David Gabrielsen, who has been with Ranpak since 2002. Prior to Ranpak, Mr. Gabrielsen served as chief executive officer of Mr. Coffee, Inc., Universal Electronics, Inc. and Bizfon, Inc. Robert Klein, Todd Wilson and Adam Spence, all officers of American Capital, are members of the Board of Directors of Ranpak.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of our preferred stock) by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by our board of directors. All other investments are valued at fair market value as determined in good faith by our board of directors. In making such determination, our board of directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, our board of directors will determine fair market value on the basis of collateral, the issuer’s ability to make payments, its earnings and other pertinent factors.

A substantial portion of our assets consists of securities carried at fair market values determined by our board of directors. Determination of fair market values involves subjective judgment not susceptible to substantiation. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations on our financial statements.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently has seven members, six of whom are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, in relation to us (the “Independent Directors”). There are two vacancies on our board of directors. Our board of directors elects our officers, who serve at the pleasure of our board of directors.

Pursuant to the terms of our Second Amended and Restated Certificate of Incorporation, as amended, the directors are divided into three classes, the first composed of three directors, and the second and third composed of two directors each. The first class holds office for a term expiring at the 2009 annual meeting of stockholders, the second class holds office for a term expiring at the annual meeting of stockholders to be held in 2007 and the third class holds office for a term expiring at the annual meeting of stockholders to be held in 2008. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified or until his or her death, removal or resignation. Malon Wilkus, Phillip R. Harper and Kenneth D. Peterson, Jr. have terms expiring in 2009. Mary C. Baskin and Alvin N. Puryear have terms expiring in 2007 and Neil M. Hahl and Stan Lundine have terms expiring in 2008. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Executive Officers and Directors

Set forth below are the names of our executive officers and directors and their respective positions:

Name(1)	Age	Position
Executive Officer and Director:
Malon Wilkus (1986)	54	President, Chief Executive Officer and Chairman of the Board of Directors(2)

Executive Officers:
John R. Erickson	46	Executive Vice President and Chief Financial Officer
Ira J. Wagner	53	Executive Vice President and Chief Operating Officer
Samuel A. Flax	50	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Roland H. Cline	58	Senior Vice President and Managing Director
Brian S. Graff	40	Senior Vice President and Regional Managing Director
Gordon J. O’Brien	41	Senior Vice President and Managing Director
Darin R. Winn	41	Senior Vice President and Regional Managing Director

Directors:
Mary C. Baskin (2000)	55	Director
Neil M. Hahl (1997)	57	Director
Philip R. Harper (1997)	62	Director
Stan Lundine (1997)	67	Director
Kenneth D. Peterson, Jr. (2001)	53	Director
Alvin N. Puryear (1998)	69	Director

(1)	For directors, year first elected as director is shown.
(2)	Interested Person, as defined in Section 2(a)(19) of the 1940 Act. Mr. Wilkus is an Interested Person because he is an employee and an officer of the company.

Malon Wilkus.    Mr. Wilkus founded the company in 1986 and has served as our Chief Executive Officer and Chairman of the Board of Directors since that time except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. From 1986 to 1999 he served and since 2001 he has served as our President.

Mary C. Baskin.    Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm, since 1999. From 1997 to 1999, Ms. Baskin served as Partner for Quayle Partners, a start-up consulting firm that she help found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit for the Bank of Montreal. Ms. Baskin is a member of the board of directors of eLynx Holdings, Inc.

Roland H. Cline.    Mr. Cline has served as our Senior Vice President and Managing Director since 2001. From 1998 to 2001, he was a Vice President of our company.

John R. Erickson.    Mr. Erickson has served as Executive Vice President of our company since 2001 and as Chief Financial Officer since 1998. He served as Secretary of our company from 1999 to 2005. From 1998 to 2001, he also served as a Vice President of our company. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc.

Samuel A. Flax.    Mr. Flax has served as Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of the company since 2005. From 1990 to 2005, he was a partner in the Washington, D.C. law firm of Arnold & Porter LLP, where he served as our principal external counsel. Mr. Flax also served as Of Counsel to Arnold & Porter LLP in 2005.

Brian S. Graff.    Mr. Graff has served as Senior Vice President of our company since 2004 and as Regional Managing Director since 2005. From 2004 to 2005, he was also a Managing Director of our company. Mr. Graff served as a Vice President and Principal of our company from 2001 to 2004. From 2000 to 2001, he was a Principal of Odyssey Investments Partners, a private equity fund.

Neil M. Hahl.    Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1995, Mr. Hahl served as Senior Vice President and Chief Financial Officer of Penn Central Corporation. Mr. Hahl is a member of the board of directors of WWC Acquisitions, Inc.

Philip R. Harper.    Mr. Harper has served as Chairman of US Investigations Services, Inc., a private investigations company, since 1996. From 1996 to 2005, he was also the Chief Executive Officer and President of US Investigations Services, Inc. From 1991 to 1994, Mr. Harper served a President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services—Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units.

Stan Lundine.    Mr. Lundine has served as Of Counsel for the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network since 1995. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives. Mr. Lundine is a Director of US Investigations Services, Inc., National Forge Company and John G. Ullman and Associates, Inc.

Gordon J. O’Brien.    Mr. O’Brien has served as Senior Vice President and Managing Director of our company since 2001. Prior to his election as a Senior Vice President, he served as a Vice President of our company in 2001. From 1998 to 2001, he was a principal of our company. Prior to joining us, from 1995 to 1998, he was a Vice President at Pennington Partners & Company, a private equity fund.

Kenneth D. Peterson, Jr.    Mr. Peterson has been Chief Executive Officer of Columbia Ventures Corporation, a firm holding interests in businesses in the international aluminum smelting, aluminum fabrication and finishing and other industries, since 1988. He is a member of the Board of Directors of International Aluminum Corporation, the Washington Institute Foundation and Cogent Communications Group, Inc.

Alvin N. Puryear.    Dr. Puryear is the Lawrence N. Field Professor of Entrepreneurship and Professor of Management at Baruch College of the City University of New York and has been on the faculty there since 1970. He is Director of the North Fork Bank and North Fork Bancorporation. He is also a member of the Board of Directors of the Bank of Tokyo-Mitsubishi Trust Company.

Ira J. Wagner.    Mr. Wagner has served as our Executive Vice President and Chief Operating Officer since 2001 and served as a Senior Vice President of our company in 2001 prior to becoming Executive Vice President. He has been an employee of our company since 1997 and has held the positions of Principal and Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

Darin R. Winn.    Mr. Winn has served as our Senior Vice President since 2002 and as Regional Managing Director since 2005. From 2002 to 2005, he was a Managing Director of our company. Mr. Winn served as a Vice President of our company from 2001 to 2002. From 1998 to 2001, a principal of our company. Prior to joining us, he worked at Stratford Equity Partners, a mezzanine and equity fund, from 1995 to 1998.

Employment Agreements

In March 2003, we entered into employment agreements with each of Messrs. Wilkus, Erickson and Wagner, replacing existing agreements with each of them. An amendment to each of Messrs. Erickson’s and Wagner’s employment agreements was executed as of March 1, 2004. The agreements of each of Messrs. Erickson and Wagner provide for a one-year term that renews on a daily basis so that there will always be one year remaining until either party gives notice that the automatic renewals are to be discontinued. Mr. Wilkus’ agreement has a two-year term which on each anniversary renews for an additional year, unless either party has given six months’ advance written notice that the automatic extensions are to cease. The base salary under Mr. Wilkus’ agreement is $530,000 per year and the base salary under the agreements of Messrs. Erickson and Wagner is $400,000 per year. The Compensation and Corporate Governance Committee has the sole right to increase the base salary during the term of each agreement and, for 2006, it has set the base salary of Mr. Wilkus at $1,150,000, and the base salary of each of Messrs. Erickson and Wagner at $835,000. Additionally, the base salary may be decreased but not below the original base salary. The employment agreements provide that Messrs. Wilkus, Erickson and Wagner are entitled to participate in a performance-based target bonus program under which Mr. Wilkus will annually receive up to 230% of his base salary and Messrs. Erickson and Wagner will receive up to 175% of their base salary, depending on the Company’s financial performance and the officer’s performance against certain criteria established by the Compensation and Corporate Governance Committee. Mr. Wilkus is entitled to receive 5% of his bonus regardless of the Company’s performance.

In the event we should terminate any of Messrs. Wilkus’, Erickson’s or Wagner’s employment by reason of his disability, he is entitled to a continuation of his base salary for one year (two years in the case of Mr. Wilkus) reduced by the amount of any long-term disability payments received by him during this period. In addition, he will be entitled to receive a target bonus for the year in which his employment is terminated following a disability based on the highest target bonus that could have been earned in that year by him and a further bonus payment during the one-year salary continuation period (two years in the case of Mr. Wilkus) equal to the highest target bonus that could have been earned by him during the year in which the disability termination occurred. During the base salary continuation period following a disability, he will also continue to receive insurance and other employee benefits.

In the event that any of Messrs. Wilkus’s, Erickson’s or Wagner’s employment is terminated by us other than for his misconduct, he is entitled to receive a continuation of base salary, target bonus and insurance benefits for a specified period as well as payment of a prorated target bonus for the year of termination computed at the highest target bonus that could have been earned in the year of termination. In the case of Mr. Wilkus, the continuation period is two years, and in the case of Messrs. Erickson and Wagner, the period is 18 months. During the continuation period, the base salary will be continued at the highest rate in effect in the 24 months preceding termination. The target bonus paid during the continuation period would be the higher of the highest target bonus that could have been earned in the year of termination and the highest target bonus that was actually paid to him in the three years preceding termination. No such amounts would be paid if the termination was the result of misconduct by him, which is generally defined as failure by him to perform his duties under the employment agreement after notice and a cure period, the commission by him of dishonest, demonstrably injurious acts or material breaches of the employment agreement or our other policies. Before he is eligible to receive any such compensation or benefits, he must enter into a mutual release agreement with us.

In the event of a termination of either of Messrs. Erickson or Wagner by us other than for misconduct in the three months preceding or 18 months following a change of control of us, the salary and bonus continuation periods noted above would generally be lengthened. In the case of Messrs. Erickson and Wagner the period would be two years. Additionally, if following a change of control “good reason” exists, either of Mr. Erickson or Mr. Wagner may terminate his employment and receive the same severance benefits as if he had been terminated other than for misconduct by us. “Good reason” is generally defined as including a material adverse alteration to his position, location of employment or responsibilities, a material breach by us of the employment agreement, an unpermitted termination of the his employment or material adverse changes to his indemnification rights.

Mr. Wilkus has the right to declare that good reason exists regardless of whether a change of control has occurred, terminate his employment and receive the salary, target bonus and benefits described above for a termination by us other than for misconduct. In the event of a change of control, Mr. Wilkus may terminate his employment (regardless of whether good reason exists) and receive the salary, target bonus and benefits described above for three years.

If any of Messrs. Wilkus, Erickson or Wagner dies during the term of his employment agreement, his estate will be entitled to receive his target bonus for the year in which the death occurs, prorated through the date of death based on the highest target bonus that could have been earned in that year, and a continuation of health benefits for a period equal to two months multiplied by the number of full years (up to nine) during which he was employed by us.

Each of Messrs. Wilkus’, Erickson’s and Wagner’s employment agreements also include confidentiality provisions and a non-competition covenant, which applies for the longer of 12 months and the period of any severance payments. If severance payments are being made to any of Messrs. Wilkus, Erickson or Wagner, he may terminate the non-competition period early by foregoing the severance payments.

Each of Messrs. Wilkus’, Erickson’s and Wagner’s employment agreements provide that his employment with us will be his primary employment.

Committees of Our Board of Directors

Our board of directors has determined that all of the current directors, except Mr. Wilkus, are “independent” as defined in National Association of Securities Dealers’ (“NASD”) listing standards. Similarly, only Mr. Wilkus is an “interested person” of our company under Section 2(a)(19) of the 1940 Act. Our board of directors holds regular quarterly meetings and meets on other occasions when required by circumstances. Certain directors also serve on our board of directors principal standing committees. The committees, their primary functions and memberships are described below.

Executive Committee.    This committee has the authority to exercise all powers of our board of directors except for actions that must be taken by the full board of directors under the Delaware General Corporation Law or the 1940 Act. Members of the executive committee are Messrs. Harper, Puryear and Wilkus. Mr. Wilkus serves as chairman. Mr. Wilkus is an “interested person” under the 1940 Act.

Audit and Compliance Committee.    This committee makes recommendations to our board of directors with respect to the engagement of independent auditors and questions our management and independent auditors on the application of accounting and reporting standards to our company. Its purpose and responsibilities are more fully set forth in the committee’s charter, which was adopted by our board of directors. This committee’s meetings include, whenever appropriate, executive sessions with our independent auditors, without the presence of our management. The audit and compliance committee reviews and provides a recommendation to our board of directors with regard to its approval of the valuations of portfolio companies presented by management. In such review, the committee discusses the proposed valuations with management, our independent auditors and any other relevant consultants to the company. It also has the responsibility for reviewing matters regarding accounting, ethics, legal and securities law compliance. The audit and compliance committee is currently composed of Ms. Baskin and Messrs. Hahl and Peterson. Mr. Hahl serves as chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASD listing standards. Our board of directors has determined that Mr. Hahl is an “audit committee financial expert” (as defined in Item 401(h) of Regulation S-K under the Securities Act).

Compensation and Corporate Governance Committee.    This committee has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering our employee stock option plans. It also has responsibility for recommending and considering corporate governance practices and policies, reviewing our company’s work with respect to distressed investments and monitoring our company’s litigation docket. Members of this committee are Messrs. Harper, Lundine and Puryear. Mr. Harper serves as chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASD listing standards.

The compensation and corporate governance committee also serves as our board of directors’ standing nominating committee. Nominations for election to our board of directors may be made by our board of directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our board of directors, the compensation and governance committee endeavors to identify, recruit and nominate candidates characterized by the following criteria: a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of our board of directors, including its size and structure, the relative strengths and experience of current members of our board of directors and principles of diversity. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards. Our company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions. Persons who wish to suggest potential nominees may address their suggestions in writing to American Capital Strategies, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Chair, Compensation and Corporate Governance Committee.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings.    Our board of directors held 40 formal meetings during 2005. The executive committee held five formal meetings during 2005, the compensation and corporate governance committee held 10 formal meetings during 2005 and the audit and compliance committee held 13 formal meetings during 2005. Each of the directors attended at least 78% of the meetings of our board of directors and the committees on which he or she served. Although we do not have a policy on director attendance at our annual meeting, directors are encouraged to do so. At our 2005 annual meeting, six of the seven directors attended in person.

Meetings of Disinterested Directors.    Members of our board of directors who are not “interested persons” as defined in the 1940 Act have decided to hold quarterly meetings without persons who are members of management present. Each year these directors designate a director who is not an interested person as the “lead director,” to preside at such meetings. The designation of a lead director is for a one-year term and a lead director may not succeed himself or herself in that position. At a meeting in January 2006, Mr. Puryear was designated as the lead director for 2006.

DIVIDEND REINVESTMENT PLAN

Pursuant to our dividend reinvestment plan, a stockholder whose shares are registered in his own name may “opt-in” to the plan and elect to reinvest all or a portion of their dividends in shares of our common stock by providing the required enrollment notice to Computershare Trust Company, N.A., our dividend reinvestment plan administrator. Stockholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in our dividend reinvestment plan. Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A stockholder may terminate participation in our dividend reinvestment plan at any time by delivering written notice to our dividend reinvestment plan administrator at least two days before the record date of the next dividend or distribution. All distributions to stockholders who do not participate in our reinvestment plan will be paid by check mailed directly to the record holder by or under the direction of our dividend reinvestment plan administrator when our board of directors declares a dividend or distribution.

When we declare a dividend or distribution, stockholders who are participants in our dividend reinvestment plan receive the equivalent of the amount of the dividend or distribution in shares of our common stock. Our dividend reinvestment plan administrator buys shares in the open market, on The Nasdaq National Market or elsewhere. Shares will generally be purchased from us as newly issued or treasury shares at a five percent discount from the market value. If the market price per share of our common stock on the dividend payment date does not exceed 110% of the net asset value per share of our common stock, the dividends will be invested in shares purchased in the open market and not from us. In such an event, the shares will be sold to participants at the average market purchase price. Historically, our common stock has traded significantly above the net asset value per share. Therefore, we believe that in most, if not all cases, reinvested dividends will be made in newly issued or treasury shares. Alternatively, our board of directors may choose to contribute newly issued shares of our common stock to our dividend reinvestment plan, in lieu of the payment of cash dividends on shares held in our dividend reinvestment plan. Our dividend reinvestment plan administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the dividend reinvestment plan participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

The dividend reinvestment plan administrator maintains all stockholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Our common stock in the account of each Plan participant is held by the dividend reinvestment plan administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes shares purchased pursuant to the dividend reinvestment plan.

There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the dividend reinvestment plan administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the dividend reinvestment plan administrator’s open market purchases in connection with the reinvestment of such dividends or distributions.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Business—Regulated Investment Company Requirements.”

You may obtain additional information about our dividend reinvestment plan by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations.

DESCRIPTION OF THE SECURITIES

Our authorized capital stock consists of 200,000,000 shares of common stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (our preferred stock and our common stock are collectively referred to as the “Capital Stock”). The following summary of our Capital Stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Second Amended and Restated Certificate of Incorporation, as amended. Reference is made to our Second Amended and Restated Certificate of Incorporation, as amended, for a detailed description of the provisions summarized below.

Common Stock.    All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if and when declared by our board of directors out of funds legally available therefor. The holders of our common stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the company, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of our preferred stock, if any, then outstanding. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

Preferred Stock.    In addition to shares of our common stock, our Second Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of shares of our preferred stock. Our board of directors is authorized to provide for the issuance of our preferred stock with such preferences, powers, rights and privileges as our board of directors deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock, preferred stock, together with all other Senior Securities, must not exceed an amount equal to 50% of our total assets and (ii) the holders of shares of our preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on our preferred stock are in arrears by two years or more. We have no present plans to issue any shares of our preferred stock, but believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. Additionally, we will not issue any preferred stock under this prospectus unless we receive confirmation that we may do so from the staff of the SEC. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Debt Securities.    We will not issue any debt securities under this prospectus unless we receive confirmation from the staff of the SEC that we may do so. Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

Outstanding Securities.    The following are the classes of outstanding securities of our company as of June 9, 2006:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	200,000,000	0	136,369,876
Undesignated Preferred Stock	5,000,000	0	0

CERTAIN PROVISIONS OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION, AS AMENDED, AND THE SECOND AMENDED AND RESTATED BYLAWS

Limitation On Liability of Directors.    We have adopted provisions in our Second Amended and Restated Certificate of Incorporation, as amended, limiting the liability of our directors, officers and employees for monetary damages to the extent permitted under Delaware law. The effect of this provision in our Second Amended and Restated Certificate of Incorporation, as amended, is to eliminate our rights and our stockholders’ rights (through stockholders’ derivative suits on our behalf) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate our rights or any stockholder rights to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Certain Anti-Takeover Provisions.    The Second Amended and Restated Certificate of Incorporation, as amended, and our Second Amended and Restated Bylaws contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our Second Amended and Restated Certificate of Incorporation, as amended, and our Second Amended and Restated Bylaws.

Classified Board of Directors.    Our Second Amended and Restated Certificate of Incorporation, as amended, provides for our board of directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of us or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Number of Directors; Removal; Filling Vacancies.    Our Second Amended and Restated Certificate of Incorporation, as amended, provides that the number of directors will be determined pursuant to the Bylaws. In addition, our Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our board of directors then in office. Our Second Amended and Restated Certificate of Incorporation, as amended, provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, our board of directors could temporarily prevent any stockholder from enlarging our board of directors and filling the new directorships with such stockholder’s own nominees.

Our Second Amended and Restated Certificate of Incorporation, as amended, also provides that, except as may be provided in a resolution designating any class or series of preferred stock, our directors may only be removed for cause by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

No Stockholder Action By Written Consent.    Our Second Amended and Restated Certificate of Incorporation, as amended, and our Second Amended and Restated Bylaws provide that stockholder action can be taken only at an annual or special meeting of our stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders (the “Stockholder Notice Procedure”).

The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, our board of directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which our directors are to be elected, will be eligible for election as our directors and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, our board of directors or by a stockholder who has given timely written notice to our secretary of such stockholder’s intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by us not less than 60 days or more than 90 days prior to the first anniversary of the previous year’s annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

Amendment of Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws.    Our Second Amended and Restated Certificate of Incorporation, as amended, provides that the provisions therein relating to our classified board of directors, the number of directors, vacancies on our board of directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors voting together as a single class.

Our Second Amended and Restated Certificate of Incorporation, as amended, also provides that the other provisions of such certificate of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our board of directors then in office and a majority of the voting power of all of the shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Our Second Amended and Restated Certificate of Incorporation, as amended, also provides that our Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our board of directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing our Second Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock then entitled to vote generally in the election of directors, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our Second Amended and Restated Certificate of Incorporation, as amended and Second Amended and Restated Bylaws, such as those that provide for the classification of our board of directors. These provisions, however, also will make it more difficult for stockholders to amend the Second Amended and Restated Certificate of Incorporation, as amended or Second Amended and Restated Bylaws without the approval of our board of directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

REGULATION

We are closed-end, non-diversified, management investment company that has elected to be regulated as a business development company, or BDC, under Section 54 of the 1940 Act and, as such, is subject to regulation under that act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless so authorized by the vote of a majority, as defined in the 1940 Act, of our outstanding voting securities.

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares of our common stock if its asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provision must be made to prohibit any distribution to stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes.

Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets of the type listed in Section 55(a) of the 1940 Act unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets (other than noninvestment assets related to the operation of the BDC). The principal categories of Qualifying Assets relevant to our proposed business are the following:

(1) securities purchased in transactions not involving any public offering from the issuer of such securities or certain affiliates of the issuer, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer that:

(a) is organized under the laws of, and has its principal place of business in, the United States or any state;

(b) is not an investment company other than a small business investment company wholly-owned by the BDC; and

(c) either (i) does not have any class of securities with respect to which a broker or dealer may extend margin credit, (ii) is controlled by the BDC either singly or as part of a group and an affiliated person of the BDC is a member of the issuer’s board of directors, or (iii) has total assets of not more than $4 million and capital and surplus of at least $2 million.

(2) securities of any eligible portfolio company that is controlled by the BDC as described in (1)(c)(ii) above.

(3) securities issued by domestic companies in connection with bankruptcy plans of arrangement or if the Company is insolvent.

(4) securities received in exchange for or distributed on or with respect to securities described in (1), (2) or (3) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(5) cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

SHARE REPURCHASES

Common stock of closed-end investment companies frequently trade at discounts from net asset value. We cannot predict whether our shares of common stock will trade above, at or below the net asset value thereof. The market price of our shares is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our board of directors has authorized our officers in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that the shares trade at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time. In addition, if our shares publicly trade for a substantial period of time at a substantial discount from our then current net asset value per share, our board of directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our board of directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. No assurance can be given that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose will reduce our net income. During 1998, in accordance with the regulations governing RICs, we repurchased 30,000 shares of our outstanding common stock. In 1999, we repurchased warrants for 393,675 shares of our common stock that were previously sold to certain underwriters in connection with our initial public offering.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriters or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriters or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed 8%. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq National Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 249 Firth Avenue, Pittsburgh, PA 15222 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010.

LEGAL MATTERS

The legality of the Securities offered hereby will be passed upon for us by Arnold & Porter LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

Samuel A. Flax, our Executive Vice President and General Counsel, served as counsel to Arnold & Porter LLP from January 1, 2005, through December 31, 2005, and was previously a partner at that firm.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, our consolidated financial highlights for each of the five years in the period ended December 31, 2005, and our schedule 12-14 for the year ended December 31, 2005, as set forth in their report dated March 8, 2006. Ernst & Young LLP has also audited our senior securities table as of December 31, 2005, as set forth in their report dated April 14, 2006. We have included our consolidated financial statements, schedule, consolidated financial highlights, and senior securities table in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

STATEMENT OF ADDITIONAL INFORMATION

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	—
Investment Objective and Policies	SAI-2	—
Management	SAI-2	95
Compensation of Executive Officers	SAI-3	—
Compensation of Directors	SAI-3	—
Executive Officer Option Grants	SAI-7	—
Committees of the Board of Directors	—	98
Control Persons and Principal Holders of Our Common Stock	SAI-8	—
Investment Advisory Services	SAI-9	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar	SAI-9	107
Consolidated Financial Statements	SAI-9	F-1
Brokerage Allocation and Other Practices	SAI-9	—
Tax Status	SAI-9	—

AMERICAN CAPITAL STRATEGIES, LTD.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital Strategies, Ltd.

We have audited the accompanying consolidated balance sheets of American Capital Strategies, Ltd., including the consolidated schedules of investments, as of December 31, 2005 and 2004, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2005, and the consolidated financial highlights for each of the five years in the period ended December 31, 2005. Our audits also included the schedule 12-14. These financial statements, the financial highlights and the schedule 12-14 are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, financial highlights and schedule 12-14 based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination or confirmation of securities held by the custodian at December 31, 2005. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital Strategies, Ltd. at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, and its consolidated financial highlights for each of the five years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the schedule 12-14, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of American Capital Strategies, Ltd.’s internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 8, 2006 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia

March 8, 2006

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	December 31,
	2005	2004
Assets
Investments at fair value (cost of $5,134,398 and $3,236,249, respectively)
Non-Control/Non-Affiliate investments (cost of $2,156,065 and $1,155,867, respectively)	$2,135,795	$1,157,406
Affiliate investments (cost of $420,370 and $388,310, respectively)	449,026	408,529
Control investments (cost of $2,557,963 and $1,692,072, respectively)	2,516,282	1,654,075
Interest rate derivative agreements	18,132	1,678

Total investments at fair value	5,119,235	3,221,688
Cash and cash equivalents	97,134	58,367
Restricted cash	121,772	141,895
Interest receivable	32,668	22,053
Other	78,300	47,424

Total assets	$5,449,109	$3,491,427

Liabilities and Shareholders’ Equity
Debt (maturing within one year of $180,634 and $130,883, respectively)	$2,466,860	$1,560,978
Interest rate derivative agreements	2,140	17,396
Accrued dividends payable	3,574	5,322
Other	78,898	35,305

Total liabilities	2,551,472	1,619,001

Commitments and contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 200,000 shares authorized, 119,123 and 88,705 issued and 118,913 and 88,705 outstanding, respectively	1,189	887
Capital in excess of par value	3,001,791	2,010,063
Unearned compensation	(58,977)	(36,690)
Notes receivable from sale of common stock	(6,655)	(6,845)
Distributions in excess of net realized earnings	(22,408)	(63,032)
Net unrealized depreciation of investments	(17,303)	(31,957)

Total shareholders’ equity	2,897,637	1,872,426

Total liabilities and shareholders’ equity	$5,449,109	$3,491,427

Net asset value per share	$24.37	$21.11

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$184,671	$113,668	$88,833
Affiliate investments	57,979	36,326	11,651
Control investments	183,205	121,239	75,788
Interest rate derivative agreements	—	—	(17,214)

Total interest and dividend income	425,855	271,233	159,058

Fee and Other Income
Non-Control/Non-Affiliate investments	38,101	21,688	15,408
Affiliate investments	10,518	5,663	2,031
Control investments	80,026	37,498	29,783

Total fee and other income	128,645	64,849	47,222

Total operating income	554,500	336,082	206,280

OPERATING EXPENSES:
Interest	100,715	36,851	18,514
Salaries, benefits and stock-based compensation	85,680	50,513	30,534
General and administrative	41,753	26,487	16,529

Total operating expenses	228,148	113,851	65,577

OPERATING INCOME BEFORE INCOME TAXES	326,352	222,231	140,703
Provision for income taxes	(12,504)	(2,130)	—

NET OPERATING INCOME	313,848	220,101	140,703

Net realized gain (loss) on investments
Non-Control/Non-Affiliate investments	36,265	13,978	10,873
Affiliate investments	6,654	3,411	1,374
Control investments	2,475	(37,365)	9,759
Interest rate derivative periodic payments	(8,987)	(17,894)	—

Total net realized gain (loss) on investments	36,407	(37,870)	22,006

Net unrealized appreciation (depreciation) of investments
Portfolio company investments	(17,056)	91,456	(53,504)
Interest rate derivative periodic payment accrual	1,694	(3,167)	—
Interest rate derivative agreements	30,016	10,925	8,779

Total net unrealized appreciation (depreciation) of investments	14,654	99,214	(44,725)

Total net gain (loss) on investments	51,061	61,344	(22,719)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$364,909	$281,445	$117,984

NET OPERATING INCOME PER COMMON SHARE:
Basic	$3.16	$2.88	$2.58
Diluted	$3.10	$2.83	$2.56
NET EARNINGS PER COMMON SHARE:
Basic	$3.68	$3.69	$2.16
Diluted	$3.60	$3.63	$2.15
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	99,270	76,362	54,632
Diluted	101,376	77,638	54,996
DIVIDENDS DECLARED PER COMMON SHARE	$3.08	$2.91	$2.79

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06)(7)	$10,000	$9,846	$9,886
		Common Stock Warrants (2,004 shares)(1)		534	3,044

				10,380	12,930
Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		246	—
Alemite Holdings, Inc.	Machinery	Common Stock Warrants (146,250 shares)(1)		124	2,443
AmSan, LLC	Distributors	Senior Debt (11.7%, Due 8/10)(7)	25,000	24,653	24,653
Astrodyne Corporation	Electrical Equipment	Senior Debt (12.2%, Due 4/11)(7)	6,500	6,365	6,365
		Subordinated Debt (12.0%, Due 4/12)(7)	11,000	10,845	10,845
		Redeemable Preferred Stock (1 share)(1)		—	—
		Convertible Preferred Stock (552,705 shares)		10,783	10,783

				27,993	27,993
BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (12.8%, Due 9/10)(7)	15,000	14,847	14,847
		Subordinated Debt (16.0%, Due 9/11 – 9/12)(7)	52,016	51,444	51,444

				66,291	66,291
BBB Industries, LLC	Auto Components	Senior Debt (13.8%, Due 5/11)(7)	20,000	19,736	19,736
		Subordinated Debt (17.5%, Due 11/11)(7)	5,302	5,232	5,232

				24,968	24,968
BC Natural Foods, LLC	Food Products	Subordinated Debt (17.0%, Due 9/10)(7)	15,361	14,881	14,881
		Common Membership Warrants (15.2% membership interest)(1)		3,331	8,658

				18,212	23,539
Beacon Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.4%, Due 2/08 – 2/11)(7)	9,429	9,265	9,265
		Subordinated Debt (14.5%, Due 2/12)(7)	10,234	10,094	10,094

				19,359	19,359
BLI Partners, LLC	Personal Products	Common Membership (20% membership interest)(1)		17,344	—
Breeze Industrial Products Corporation	Auto Components	Subordinated Debt (14.5%, Due 9/12 – 8/13)(7)	13,332	13,189	13,189
Bushnell Performance Optics	Leisure Equipment & Products	Subordinated Debt (12.5%, Due 8/12 – 8/13)(7)	117,436	115,717	115,717
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (9.7%, Due 7/12)(7)	3,000	3,000	3,000
Case Logic, Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.7%, Due 3/10)(7)	24,606	21,624	21,683
		Common Stock Warrants (197,322 shares)(1)		5,418	2,924
		Common Stock (11,850 shares)(1)		—	—
		Preferred Stock Warrants (1,564 shares)(1)		—	—
		Redeemable Preferred Stock (11,850 shares)(1)		441	241

				27,483	24,848
Colts 2005-1	Diversified Financial Services	Common Stock (360 shares)		11,043	12,785

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Confluence Holdings Corp.	Leisure Equipment & Products	Senior Debt (11.3%, Due 5/11)(7)	14,000	13,809	13,809
		Subordinated Debt (14.7%, Due 5/12)(7)	37,529	28,804	37,683
		Redeemable Preferred Stock (20,119 shares)(1)		18,589	128
		Convertible Preferred Stock (950,000 shares)(1)		—	—
		Common Stock (1 share)(1)		—	—

				61,202	51,620
Corporate Benefit Services of America, Inc.	Commercial Services & Supplies	Subordinated Debt (16.0%, Due 7/10)(7)	15,776	15,164	15,164
		Common Stock Warrants (6,828 shares)(1)		695	695

				15,859	15,859
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt (12.5%, due 3/11)(7)	14,000	11,360	11,360
		Common Stock Warrants (5,799,187 shares)(1)		3,865	3,768
		Redeemable Preferred Stock (2,000 shares)		1,601	1,601

				16,826	16,729
DelStar, Inc.	Building Products	Senior Debt (8.0%, Due 12/10 – 12/11)(7)	40,007	39,333	39,333
		Subordinated Debt (14.0%, Due 12/12)(7)	17,629	17,367	17,367
		Convertible Preferred Stock (50,722 shares)		5,089	5,089
		Redeemable Preferred Stock (45,650 shares)		16,918	16,918
		Common Stock Warrants (152,701 shares)(1)		29,019	29,019

				107,726	107,726
Direct Marketing International LLC	Media	Subordinated Debt (14.3%, Due 7/12)(7)	24,230	23,881	23,881
Dynisco Parent, Inc.	Electronic Equipment & Instruments	Common Stock (10,000 shares)(1)		633	633
		Common Stock Warrants (2,115 shares)(1)		133	133

				766	766
EAG Acquisition, LLC	Commercial Services & Supplies	Senior Debt (8.3%, Due 1/06 – 9/10)(7)	13,650	13,458	13,458
		Subordinated Debt (16.0%, Due 9/11)	11,655	11,488	11,488
		Common Stock Warrants (7,000,000 shares)(1)		—	—
		Redeemable Preferred Stock (7,000,000 shares)		7,185	7,185

				32,131	32,131
Edline, LLC	Software	Senior Debt (11.3%, Due 7/10)(7)	2,790	2,752	2,752
		Subordinated Debt (12.0%, Due 7/11)(7)	5,000	3,219	3,219
		Membership Warrants (2,121,212 units)(1)		1,784	1,784

				7,755	7,755
FAMS Acquisition, Inc.	Diversifed Financial Services	Senior Debt (10.8%, Due 8/10 – 8/11)(7)	32,134	31,617	31,617
		Subordinated Debt (14.8%, Due 8/12 – 8/13)(7)	24,230	23,880	23,880
		Convertible Preferred Stock (1,477,557 shares)(1)		35,880	35,880

				91,377	91,377
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)(7)	14,804	14,633	14,633
		Common Stock Warrants (122,397 shares)(1)		122	1,235

				14,755	15,868
Gibson Guitar Corp.	Leisure Equipment & Products	Senior Debt (11.0%, Due 8/10)(7)	32,500	31,754	31,754

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12)(7)	31,020	30,677	30,677
		Redeemable Preferred Stock (5,000 shares)		6,293	6,293

				36,970	36,970
HP Evenflo Acquisition Co.	Household Durables	Senior Debt (12.8%, Due 8/10)(7)	23,000	22,765	22,765
		Common Stock (250,000 shares)(1)		2,500	2,500

				25,265	25,265
Infiltrator Systems, Inc.	Building Products	Subordinated Debt (14.0%, Due 9/13)(7)	29,052	28,625	28,625
Inovis International, Inc.	Software	Senior Debt (10.9%, Due 5/10)	90,000	88,666	88,666
IPC Acquisition Corp.	Communications Equipment	Senior Debt (11.7%, Due 8/12)(7)	8,000	8,000	8,000
J.P. Morgan Chase Commercial Mortgage Securities Corp.	Diversified Financial Services	Commercial Mortgage Pass-Through Certificates, Series 2005 - LDP5 (5.0%, Due 12/15)(7)	136,158	78,649	78,649
Milton's Fine Foods, Inc.	Food Products	Subordinated Debt (14.5%, Due 4/11)(7)	8,627	8,509	8,509
Mirion Technologies	Electrical Equipment	Senior Debt (8.8%, Due 5/06 – 11/11)(7)	104,751	103,606	103,339
		Subordinated Debt (14.7%, Due 9/09 – 5/12)(7)	45,256	44,732	44,732
		Convertible Preferred Stock (747,431 shares)		57,528	57,528
		Common Stock (42,032 shares)(1)		4,755	4,755
		Common Stock Warrants (279,262 shares)(1)		31,752	31,752

				242,373	242,106
Montana Silversmiths, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (11.3%, Due 10/11)(7)	16,826	16,526	16,526
		Subordinated Debt (14.0%, Due 10/12)(7)	16,295	16,070	16,070
		Common Stock (797,448 shares)(1)		1,000	1,000

				33,596	33,596
Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10)(7)	9,627	8,654	8,654
		Common Stock Warrants (247,368 shares)(1)		1,232	1,950

				9,886	10,604
NewQuest, Inc.	Health Care Providers & Services	Subordinated Debt (15.0%, Due 3/12)(7)	35,901	35,405	35,405
Nursery Supplies, Inc.	Containers & Packaging	Subordinated Debt (14.0%, Due 5/13)(7)	20,246	19,959	19,959
Pelican Products, Inc.	Containers & Packaging	Senior Debt (11.5%, Due 10/11)(7)	15,000	14,802	14,802
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt (10.7%, Due 12/10 – 12/11)(7)	26,100	26,028	26,028
		Subordinated Debt (15.0%, Due 12/12)(7)	16,900	16,852	16,852

				42,880	42,880
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2,577	7,300
Retriever Acquisition Co.	Diversified Financial Services	Subordinated Debt (15.0%, Due 6/12)(7)	26,689	26,394	26,394
Rocky Shoes & Boots, Inc.(2)	Textiles, Apparel & Luxury Goods	Senior Debt (12.3%, Due 1/11)(7)	30,000	29,631	29,631

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (12.2%, Due 6/06 – 6/10)(7)	5,195	5,146	5,146
		Subordinated Debt (14.4%, Due 6/11 – 6/12)(7)	12,560	12,305	12,305
		Convertible Preferred Stock (3,000 shares)(1)		305	305
		Redeemable Preferred Stock (11,000 shares)(1)		6,825	6,825
		Convertible Preferred Stock Warrants (50,175 shares)(1)		5,028	1,278

				29,609	25,859
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)		6,582	5,798
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)(7)	10,500	9,947	9,947
		Common Stock Warrants (5,187 shares)(1)		489	489

				10,436	10,436
Schoor DePalma, Inc.	Construction & Engineering	Senior Debt (11.7%, Due 8/09 – 8/11)(7)	30,906	30,585	30,585
		Common Stock (50,000 shares)(1)		500	500

				31,085	31,085
Selig Sealing Products, Inc.	Containers & Packaging	Senior Debt (10.7%, Due 4/12)(7)	14,500	14,298	14,298
SmithBucklin Corporation	Commercial Services & Supplies	Senior Debt (11.2%, Due 6/11)(7)	10,000	9,860	9,860
		Subordinated Debt (14.5%, Due 6/12)(7)	7,093	6,992	6,992

				16,852	16,852
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (10.9%, Due 8/09 – 8/12)(7)	22,627	22,370	22,370
SSH Acquisition, Inc.	Commercial Services & Supplies	Senior Debt (11.3%, Due 9/12)(7)	12,500	12,289	12,289
		Subordinated Debt (14.0%, Due 9/13)(7)	18,624	18,352	18,352
		Convertible Preferred Stock (511,000 shares)		51,859	61,639

				82,500	92,280
Stein World, LLC	Household Durables	Senior Debt (12.3%, Due 10/11)(7)	8,650	8,523	8,523
		Subordinated Debt (16.0%, Due 10/12 – 10/13)(7)	23,305	22,966	22,966

				31,489	31,489
Supreme Corq Holdings, LLC	Household Products	Senior Debt (7.8%, Due 6/09)	3,801	3,693	3,693
		Subordinated Debt (12.0%, Due 6/12)(7)	5,000	4,617	4,617
		Common Membership Warrants (3,359 shares)(1)		381	381

				8,691	8,691
Technical Concepts Holdings, LLC	Building Products	Senior Debt (10.4%, Due 2/08 – 2/10)(7)	13,423	13,388	13,388
		Subordinated Debt (12.3%, Due 2/11 – 4/12)(7)	15,000	13,616	13,616
		Common Membership Warrants (792,149 shares)(1)		1,703	1,703

				28,707	28,707
The Hilsinger Company	Health Care Equipment & Supplies	Senior Debt (11.5%, Due 5/10)(7)	17,238	17,014	17,014
		Subordinated Debt (14.5%, Due 5/12)(7)	13,032	12,879	12,879

				29,893	29,893
The Tensar Corporation	Construction & Engineering	Senior Debt (11.5%, Due 4/13)(7)	84,000	82,751	82,751
		Subordinated Debt (17.5%, Due 10/13)	20,603	20,306	20,306

				103,057	103,057

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Three Sixty Asia, Ltd.(3)	Commercial Services & Supplies	Senior Debt (12.3%, Due 9/08)	7,000	7,000	7,000
		Common Equity(1)		4,093	—

				11,093	7,000
T-NETIX, Inc.	Diversified Telecommunication Services	Common Stock (17,544 shares)(1)		1,000	973
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (12.1%, Due 3/11)(7)	13,000	12,896	12,896
		Subordinated Debt (15.0%, Due 4/12)(7)	16,436	16,269	16,269

				29,165	29,165
Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt (11.8%, Due 11/11)(7)	12,000	11,801	11,801
		Subordinated Debt (13.8%, Due 5/12)(7)	14,500	14,294	14,294
		Common Stock (2,000,000 shares)(1)		2,000	3,194

				28,095	29,289
UAV Corporation	Leisure Equipment & Products	Junior Subordinated Debt (11.2%, Due 5/10)	9,000	8,879	8,879
		Senior Subordinated Debt (16.3%, Due 5/10)(6)	15,533	14,687	2,643

				23,566	11,522
Unique Fabricating Incorporated	Auto Components	Senior Debt (11.8%, Due 2/10 – 2/12)(7)	5,875	5,754	5,754
		Subordinated Debt (14.9%, Due 2/13)(7)	6,850	6,755	6,755
		Redeemable Preferred Stock (2,500 shares)		2,447	2,447
		Common Stock Warrants (6,350 shares)(1)		330	330

				15,286	15,286
Vector Products, Inc.	Electronic Equipment & Instruments	Senior Debt (11.8%, Due 9/10)(7)	35,000	34,498	34,498
Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10)(7)	10,593	10,223	10,223
		Common Stock Warrants (4,284 shares)(1)		462	1,595

				10,685	11,818
WIL Research Holding Company, Inc.	Biotechnology	Subordinated Debt (13.8%, Due 9/11)(7)	15,552	15,382	15,382
		Redeemable Preferred Stock (5,000,000 shares)		6,046	6,046
		Convertible Preferred Stock (1,210,086 shares)		1,276	1,276

				22,704	22,704
Zenta Global, Ltd.(3)	IT Services	Senior Debt (17.3%, Due 5/11)(7)	47,500	46,814	46,814
		Common Units (265,565 units)(1)		27	27
		Preferred Units (1,330 units)(1)		1,342	1,342

				48,183	48,183
Subtotal Non-Control / Non-Affiliate Investments (42% of total investment assets and liabilities)				2,156,065	2,135,795

AFFILIATE INVESTMENTS

Bankruptcy Management Solutions, Inc.	Commercial Services & Supplies	Senior Debt (12.9%, Due 12/10)(7)	18,000	17,734	17,734
		Subordinated Debt (15.5%, Due 12/12)(7)	27,983	27,601	27,601
		Common Stock (281,534 shares)(1)		—	6,116
		Common Stock Warrants (101,179 shares)(1)		—	2,198

				45,335	53,649
Compusearch Holdings Company, Inc.	Software	Subordinated Debt (12.0%, Due 6/12)(7)	12,500	12,321	12,321
		Convertible Preferred Stock (40,039 shares)		1,559	1,559

				13,880	13,880

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Continental Structural Plastics, Inc.	Auto Components	Subordinated Debt (14.0%, Due 2/13)(7)	11,189	11,031	11,031
		Common Stock (3,000 shares)(1)		300	300
		Redeemable Preferred Stock (2,700 shares)		2,887	2,887

				14,218	14,218
Edge Products, LLC	Auto Components	Senior Debt (9.3%, Due 3/10)(7)	10,900	10,715	10,715
		Subordinated Debt (12.4%, Due 3/13)(7)	13,641	13,450	13,450
		Common Membership Units (7,620 units)(1)		1,749	2,320
		Common Membership Warrants (13,780 units)(1)		62	1,767

				25,976	28,252
FMI Holdco I, LLC	Road & Rail	Subordinated Debt (13.0%, Due 4/10)(7)	13,545	12,584	12,584
		Common Units (626,085 units)(1)		2,683	2,394
		Preferred Units (410,778 units)(1)		1,705	1,705

				16,972	16,683
Kirby Lester Holdings, LLC	Health Care Equipment & Supplies	Senior Debt (10.8%, Due 9/10 – 9/12)(7)	11,750	11,551	11,551
		Subordinated Debt (16.0%, Due 9/13)(7)	11,726	11,555	11,555
		Preferred Units (375 units)(1)		375	375

				23,481	23,481
Marcal Paper Mills, Inc.	Household Products	Common Stock Warrants (209,255 shares)(1)		—	3,506
		Common Stock (209,254 shares)(1)		—	3,503

				—	7,009
Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)		1,500	3,942
Nivel Holdings, LLC	Distributors	Subordinated Debt (14.6%, Due 2/11 – 2/12)(7)	8,832	8,701	8,701
		Preferred Units (900 units)(1)		900	900
		Common Units (100,000 units)(1)		100	336
		Common Membership Warrants (41,360 units)(1)		41	139

				9,742	10,076
Northwest Coatings, LLC	Containers & Packaging	Common Units (309,904 units)(1)		269	—
		Redeemable Preferred Units (2,777,419 units)(1)		2,624	2,575

				2,893	2,575
NPC Holdings, Inc.	Building Products	Senior Debt (11.2%, Due 6/12)(7)	4,500	4,415	4,415
		Subordinated Debt (15.0%, Due 6/13)(7)	8,108	7,991	7,991
		Common Stock (80 shares)(1)		8	8
		Redeemable Preferred Stock (13,275 shares)		9,451	9,451
		Convertible Preferred Stock (13,690 shares)		1,398	1,398
		Convertible Preferred Stock Warrants (43,782 shares)(1)		4,378	4,378

				27,641	27,641
PaR Nuclear Holding Company	Machinery	Common Stock (341,222 shares)(1)		1,052	5,192
Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt (15.0%, Due 12/12)(7)	28,813	28,418	28,418
		Common Units (500,000 units)(1)		500	—
		Preferred Units (4,500,000 units)(1)		4,500	3,282

				33,418	31,700

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Radar Detection Holdings Corp	Household Durables	Senior Debt (11.5%, Due 11/12)(7)	13,000	12,984	12,984
		Common Stock (69,795 shares)(1)		1,029	9,787

				14,013	22,771

Riddell Holdings, LLC	Leisure Equipment & Products	Common Units (3,044,491 units)(1)		3,044	5,902
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (14.0%, Due 9/12)(7)	17,702	17,530	17,530
		Common Stock (10,000 shares)(1)		10,000	10,000

				27,530	27,530
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Senior Debt (15.4%, Due 12/10)(7)	5,804	5,726	5,726
		Subordinated Debt (14.5%, Due 12/11)(7)	9,130	8,654	8,654
		Partnership Units (144,552 units)(1)		1,253	1,253
		Preferred Partnership Units (57,143 units)(1)		754	754

				16,387	16,387
TechBooks, Inc.	IT Services	Subordinated Debt (16.3%, Due 8/09)(7)	30,467	30,046	30,046
		Convertible Preferred Stock (4,373,178 shares)(1)		15,000	16,859

				45,046	46,905
The Hygenic Corporation	Health Care Equipment & Supplies	Subordinated Debt (15.5%, Due 1/12)(7)	10,971	10,857	10,857
		Common Stock (200,000 shares)(1)		1,000	6,982
		Redeemable Preferred Stock (9,000 shares)		10,380	10,380

				22,237	28,219
Trinity Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.4%, Due 6/06 – 6/07)(7)	16,150	16,114	16,026
		Common Stock (131,399 shares)(1)		13	—
		Redeemable Preferred Stock (131,399 shares)(1)		3,972	—

				20,099	16,026
Unwired Holdings, Inc.	Household Durables	Senior Debt (12.2%, Due 6/10 – 6/11)(7)	7,629	7,323	7,323
		Subordinated Debt (15.0%, Due 6/12 – 6/13)(7)	15,245	15,026	15,026
		Common Stock (100 shares)(1)		1	—
		Preferred Stock (16,200 shares)(1)		16,200	9,082
		Convertible Preferred Stock (179,901 shares)(1)		1,799	—

				40,349	31,431
WFS Holding, Inc.	Software	Subordinated Debt (14.0%, Due 2/12)(7)	12,224	12,057	12,057
		Convertible Preferred Stock (35,000,000 shares)(1)		3,500	3,500

				15,557	15,557
Subtotal Affiliate Investments (9% of total investment assets and liabilities)				420,370	449,026

CONTROL INVESTMENTS

3SI Acquisition Holdings, Inc.	Electronic Equipment & Instruments	Subordinated Debt (14.8%, Due 10/10 – 11/11)(7)	39,740	39,332	39,332
		Common Stock (855 shares)(1)		27,246	55,248

				66,578	94,580
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		24,185	24,799

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Aeriform Corporation	Chemicals	Senior Debt (9.3%, Due 6/08 – 7/08)	22,989	22,989	22,989
		Senior Subordinated Debt (14.0%, Due 5/09)	495	447	447
		Junior Subordinated Debt (0.0%, Due 5/09)(1)	46,158	34,998	1,169
		Common Stock Warrants (1,991,246 shares)(1)		—	—
		Redeemable Preferred Stock (10 shares)(1)		119	—

				58,553	24,605
American Decorative Surfaces International, Inc.	Building Products	Senior Debt (8.7%, Due 5/06)(6)	422	422	—
		Subordinated Debt (7.0%, Due 5/11)(6)	12,097	10,069	—
		Common Stock Warrants (64,868 shares)(1)		—	—
		Convertible Preferred Stock (55,000 shares)(1)		8,211	—

				18,702	—
ASC Industries, Inc.	Auto Components	Subordinated Debt (12.4%, Due 10/10 – 10/11)(7)	20,500	18,681	18,681
		Common Stock Warrants (74,888 shares)(1)		6,531	25,746
		Redeemable Preferred Stock (72,000 shares)		5,102	5,102

				30,314	49,529
Auxi Health, Inc.	Health Care Providers & Services	Senior Debt (11.3%, Due 12/07)	5,251	5,251	5,251
		Subordinated Debt (13.9%, Due 9/06 – 3/09)	18,617	15,696	15,785
		Subordinated Debt (14.0%, Due 3/09)(6)	8,280	3,232	551
		Common Stock Warrants (4,268,905 shares)(1)		2,599	1,767
		Convertible Preferred Stock (13,301,300 shares)(1)		2,732	—

				29,510	23,354
Biddeford Real Estate Holdings, Inc.	Real Estate	Senior Debt (8.0%, Due 5/14)(7)	3,622	2,976	2,976
		Common Stock (100 shares)(1)		483	476

				3,459	3,452
BPWest, Inc.	Energy Equipment & Services	Senior Debt (11.8%, Due 7/11)(7)	7,000	6,901	6,901
		Subordinated Debt (15.0%, Due 7/12)(7)	6,089	6,002	6,002
		Redeemable Preferred Stock (7,800 shares)		8,102	8,102
		Common Stock (780,000 shares)(1)		1	1

				21,006	21,006
Bridgeport International, LLC(3)	Machinery	Senior Debt (12.0%, Due 11/10)	4,648	238	238
		Common membership units (100 units)(1)		7,000	4,830

				7,238	5,068
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1,492	400
Consolidated Utility Services, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 5/10)(7)	6,707	6,621	6,621
		Common Stock (58,906 shares)(1)		1	2,545
		Redeemable Preferred Stock (3,625,000 shares)		3,932	3,932

				10,554	13,098
Cottman Acquisitions, Inc.	Commercial Services & Supplies	Subordinated Debt (14.3%, Due 9/11 – 9/12)(7)	15,025	14,176	14,176
		Redeemable Preferred Stock (252,020 shares)		18,489	18,489
		Common Stock Warrants (111,965 shares)(1)		11,197	11,115
		Common Stock (65,000 shares)(1)		6,500	3,073

				50,362	46,853

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
DanChem Technologies, Inc.	Chemicals	Senior Debt (10.3%, Due 12/10)	12,920	12,920	12,920
		Common Stock (427,719 shares)(1)		2,500	—
		Redeemable Preferred Stock (12,953 shares)(1)		10,893	845
		Common Stock Warrants (401,622 shares)(1)		2,221	—

				28,534	13,765
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Senior Debt (12.6%, Due 4/10 – 4/12)(7)	16,450	16,209	16,209
		Subordinated Debt (16.5%, Due 4/14)(7)	9,751	9,612	9,612
		Common Stock (1,000 shares)(1)		19,025	19,025

				44,846	44,846
eLynx Holdings, Inc.	IT Services	Senior Debt (11.3%, Due 12/09)(7)	8,875	8,750	8,750
		Subordinated Debt (15.0%, Due 12/10 – 12/11)(7)	8,728	8,611	8,611
		Common Stock (9,326 shares)(1)		933	933
		Redeemable Preferred Stock (17,488 shares)		8,133	8,133
		Common Stock Warrants (108,735 shares)(1)		10,874	10,874

				37,301	37,301
ETG Holdings, Inc.	Containers & Packaging	Senior Debt (11.8%, Due 5/11)(7)	7,400	7,298	7,298
		Subordinated Debt (15.7%, Due 5/12 – 5/13)(7)	11,262	11,102	11,102
		Convertible Preferred Stock (333,145 shares)		16,242	16,242

				34,642	34,642
Euro-Caribe Packing Company, Inc.	Food Products	Senior Debt (9.4%, Due 5/06 – 3/08)(7)	8,149	8,119	8,149
		Subordinated Debt (11.0%, Due 3/08)(6)(7)	7,766	7,645	7,270
		Common Stock Warrants (31,897 shares)(1)		1,110	—
		Convertible Preferred Stock (260,048 shares)(1)		5,732	—

				22,606	15,419
European Capital Limited(3)	Diversified Financial Services	Senior Debt (5.5%, Due 3/06)	24,861	24,861	24,861
		Ordinary Shares (100 shares)(1)(8)		—	—
		Participating Preferred Shares (52,074,548 shares)(1)		153,328	153,328

				178,189	178,189
European Touch, LTD. II	Commercial Services & Supplies	Senior Debt (9.0%, Due 11/06)(7)	2,336	2,336	2,336
		Subordinated Debt (12.4%, Due 11/06)(7)	15,640	14,497	14,497
		Common Stock (2,895 shares)(1)		1,500	6,280
		Redeemable Preferred Stock (450 shares)		556	556
		Common Stock Warrants (7,105 shares)(1)		3,683	16,172

				22,572	39,841
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (17.7%, Due 11/09)(7)	4,500	4,460	4,460
		Subordinated Debt (14.9%, Due 11/10 – 11/11)(7)	12,514	12,401	12,401
		Common Stock (970,583 shares)(1)		9,706	22,233
		Redeemable Preferred Stock (145,000 shares)		11,226	11,226

				37,793	50,320
Fosbel Global Services (LUXCO) S.C.A(3)	Commercial Services & Supplies	Senior Debt (8.2%, Due 7/10 – 7/11)(7)	39,466	38,789	38,789
		Subordinated Debt (14.3%, Due 7/12 – 7/13)(7)	24,235	23,885	23,885
		Redeemable Preferred Stock (31,647,625 shares)(1)		31,648	34,118
		Convertible Preferred Stock (2,606,275 shares)(1)		5,213	131
		Common Stock (186,161 shares)(1)		372	—

				99,907	96,923

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Future Food, Inc.	Food Products	Senior Debt (12.2%, Due 7/10)(7)	9,867	9,766	9,766
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	14,000	12,702	12,702
		Common Stock (92,738 shares)(1)		18,500	16,566
		Common Stock Warrants (6,500 shares)(1)		1,297	1,201

				42,265	40,235
FutureLogic, Inc.	Computers & Peripherals	Senior Debt (12.0%, Due 2/10 – 2/12)(7)	50,250	49,591	49,591
		Subordinated Debt (15.0%, Due 2/13)(7)	29,761	29,346	29,346
		Common Stock (221,672 shares)(1)		26,685	15,186

				105,622	94,123
Halex Holdings, Inc.	Construction Materials	Senior Debt (11.1%, Due 7/08 – 10/08)(7)	24,425	24,148	24,148
		Subordinated Debt (17.1%, Due 8/10)(7)	29,400	29,245	29,245
		Common Stock (163,083 shares)(1)		6,784	985
		Redeemable Preferred Stock (1,000 shares)		14,631	14,631
		Convertible Preferred Stock (145,996 shares)(1)		1,603	1,772

				76,411	70,781
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt (10.5%, Due 12/10)(7)	14,157	13,859	13,859
		Subordinated Debt (16.0%, Due 12/10)(7)	5,290	4,955	4,955
		Subordinated Debt (19.0%, Due 12/10)(6)	3,807	3,222	1,485

				22,036	20,299
Hospitality Mints, Inc.	Food Products	Senior Debt (12.2%, Due 11/10)(7)	7,425	7,329	7,329
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18,500	18,202	18,202
		Convertible Preferred Stock (95,198 shares)		22,325	28,032
		Common Stock Warrants (86,817 shares)(1)		54	643

				47,910	54,206
Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08)(7)	16,288	15,810	15,872
		Common Stock (426,205 shares)(1)		4,760	1,998
		Redeemable Preferred Stock (23,803 shares)		20,189	29,251
		Common Stock Warrants (530,000 shares)(1)		5,918	4,328

				46,677	51,449
Jones Stephens Corp.	Building Products	Subordinated Debt (16.1%, Due 10/10 – 10/11)(7)	22,450	22,228	22,228
		Common Stock (8,750 shares)(1)		3,500	15,369
		Redeemable Preferred Stock (1,000 shares)(1)		7,000	7,000
		Convertible Preferred Stock (8,750 shares)(1)		3,500	14,981

				36,228	59,578
KAC Holdings, Inc.	Chemicals	Subordinated Debt (16.6%, Due 2/11 – 2/12)(7)	22,790	22,562	22,562
		Common Stock (1,550,100 shares)(1)		1,550	60,966
		Redeemable Preferred Stock (13,950 shares)		16,242	16,242

				40,354	99,770
KIC Holdings, Inc.	Building Products	Senior Debt (12.5%, Due 9/07)(7)	7,464	7,440	7,440
		Subordinated Debt (11.8%, Due 9/08)(7)	3,883	3,725	3,725
		Subordinated Debt (18.3%, Due 9/08)(6)	7,769	7,448	2,780
		Redeemable Preferred Stock (30,356 shares)(1)		16,485	—
		Common Stock (3,761 shares)(1)		5,100	—
		Common Stock Warrants (156,613 shares)(1)		3,060	—

				43,258	13,945

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt (9.1%, Due 6/07 – 6/10)(7)	35,400	35,085	35,085
		Subordinated Debt (14.2%, Due 6/11 – 6/12)(7)	22,266	21,881	21,881
		Common Stock (20,000 shares)(1)		2,000	966
		Redeemable Preferred Stock (8,800 shares)		5,981	5,981
		Common Stock Warrants (41,164 shares)(1)		4,116	3,341

				69,063	67,254
Logex Corporation	Road & Rail	Senior Subordinated Debt (12.0%, Due 7/08)(7)	23,203	22,051	22,051
		Junior Subordinated Debt (14.0%, Due 7/08)(6)	6,545	4,758	4,135
		Common Stock Warrants (137,839 shares)(1)		7,454	—
		Redeemable Preferred Stock (695 shares)(1)		3,930	—

				38,193	26,186
LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt (9.8%, Due 2/10)(7)	4,600	4,509	4,509
		Subordinated Debt (18.0%, Due 2/13)(7)	9,499	9,369	9,369
		Preferred Units (800 units)(1)		11,000	15,321

				24,878	29,199
MBT International, Inc.	Distributors	Senior Subordinated Debt (13.0%, Due 5/09)	987	794	794
		Junior Subordinated Debt (9.0%, Due 5/09)(6)	6,253	4,120	3,199

				4,914	3,993
Network for Medical Communication & Research, LLC	Commercial Services & Supplies	Subordinated Debt (13.0%, Due 12/06)(7)	10,400	9,923	9,923
		Common Membership Warrants (50,128 units)(1)		2,038	25,148

				11,961	35,071
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.3%, Due 6/06 – 8/23)	54,992	54,163	54,179
		Subordinated Debt (8.0%, Due 7/13)	587	106	587
		Common Stock (771,839 shares)(1)		95	921

				54,364	55,687
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.1%, Due 12/08 – 12/09)(7)	32,994	27,915	28,009
		Common Stock (100 shares)(1)		—	—
		Convertible Preferred Stock (32,043 shares)(1)		11,500	17,085

				39,415	45,094
nSpired Holdings, Inc.	Food Products	Senior Debt (9.5%, Due 12/08 – 12/09)	17,431	17,268	17,268
		Subordinated Debt (18.0%, Due 8/07)(6)(7)	9,614	9,133	4,270
		Common Stock (169,018 shares)(1)		5,000	—
		Redeemable Preferred Stock (29,500 shares)(1)		29,500	—

				60,901	21,538
Optima Bus Corporation	Machinery	Senior Debt (9.2%, Due 6/06 – 1/08)	5,455	5,456	5,456
		Subordinated Debt (10.0%, Due 5/11)(6)	3,758	2,336	2,354
		Common Stock (20,464 shares)(1)		1,896	—
		Convertible Preferred Stock (1,913,015 shares)(1)		16,807	—

				26,495	7,810
PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10)(7)	4,632	4,632	4,632
		Common Stock (341,222 shares)(1)		1,089	6,560
		Common Stock Warrants (29,205 shares)(1)		—	561

				5,721	11,753

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (10.2%, Due 12/09 – 8/11)(7)	34,134	33,591	33,591
		Subordinated Debt (17.4%, Due 5/10 – 8/11)(7)	26,769	26,455	26,455
		Common Stock (98,799 shares)(1)		20,562	20,562

				80,608	80,608
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (11.2%, Due 6/12)(7)	10,000	9,859	9,859
		Subordinated Debt (13.7%, Due 6/13)(7)	24,663	24,310	24,310
		Common Stock (69,120 shares)(1)		6,629	6,629
		Redeemable Preferred Stock (62,210 shares)		45,071	45,071
		Common Stock Warrants (199,095 shares)(1)		19,910	19,910

				105,779	105,779
Precitech, Inc.	Machinery	Senior Debt (11.1%, Due 12/09 – 12/10)(7)	5,338	5,327	5,327
		Senior Subordinated Debt (16.0%, Due 12/11)	2,083	2,083	2,083
		Junior Subordinated Debt (17.0%, Due 12/12) (6)	7,127	5,049	5,336
		Redeemable Preferred Stock (35,807 shares)(1)		7,187	—
		Common Stock (22,040 shares)(1)		2,204	—
		Common Stock Warrants (22,783 shares)(1)		2,278	663

				24,128	13,409
Ranpak Acquisition, Inc.	Containers & Packaging	Senior Subordinated Debt (13.6%, Due 12/12 – 12/13)(7)	102,603	101,068	101,068
		Redeemable Preferred Stock (163,025 shares)		109,480	109,480
		Common Stock (181,139 shares)(1)		18,114	18,114
		Common Stock Warrants (541,970 shares)(1)		54,197	54,197

				282,859	282,859
SAV Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 11/11)	17,000	16,526	16,526
		Subordinated Debt (14.0%, Due 11/12)	12,026	11,847	11,847
		Redeemable Preferred Stock (26,370 shares)		26,145	26,145
		Common Stock (2,930,000 shares)(1)		2,880	2,880

				57,398	57,398
Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt (9.3%, Due 6/10)(7)	11,325	11,144	11,144
		Subordinated Debt (17.0%, Due 6/13)(7)	10,045	9,906	9,906
		Membership Units (760 units)(1)		9,500	11,205

				30,550	32,255
Specialty Brands of America, Inc.	Food Products	Senior Debt (10.0%, Due 12/06 – 5/11)(7)	25,343	25,055	25,055
		Subordinated Debt (15.4%, Due 9/08 – 5/13)(7)	22,015	21,781	21,781
		Redeemable Preferred Stock (209,303 shares)		14,739	14,739
		Convertible Preferred Stock (336,000 shares)		35,208	35,208
		Common Stock (33,916 shares)(1)		3,392	3,392
		Common Stock Warrants (97,464 shares)(1)		9,746	9,746

				109,921	109,921
S-Tran Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)(6)	7,490	6,290	1,202
Stravina Holdings, Inc.	Personal Products	Senior Debt (12.2%, Due 1/10 – 4/11)	47,307	46,964	46,964
		Subordinated Debt (17.4%, Due 4/13) (6)	34,542	26,243	4,555
		Common Stock (1,000 shares) (1)		1	—

				73,208	51,519

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
VP Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Senior Debt (8.3%, Due 10/11)(7)	500	428	428
		Subordinated Debt (14.5%, Due 10/13 – 10/14)	18,099	17,831	17,831
		Common Stock (33,928 shares)(1)		42,410	42,410

				60,669	60,669
Warner Power, LLC	Electrical Equipment	Senior Debt (11.2%, Due 12/07)	6,616	6,616	6,616
		Subordinated Debt (12.6%, Due 12/06 – 12/07)(7)	4,988	4,454	4,482
		Common Membership Units (47,000 units)(1)		1,623	—
		Common Membership Warrants (916 units)(1)		1,123	175
		Redeemable Preferred Stock (5,012,000 units)(1)		4,197	27

				18,013	11,300
Weber Nickel Technologies, Ltd.(3)	Machinery	Subordinated Debt (17.7%, Due 2/06 –9/12)(6)(7)	16,776	15,996	8,534
		Common Stock (44,834 shares)(1)		1,171	—
		Redeemable Preferred Stock (14,796 shares)(1)		11,847	—

				29,014	8,534
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 12/11)(7)	11,385	11,193	11,193
		Subordinated Debt (14.2%, Due 12/12 – 12/13)(7)	22,399	22,088	22,088
		Common Stock (4,826,476 shares)(1)(7)		21,236	41,587

				54,517	74,868
Subtotal Control Investments (49% of total investment assets and liabilities)				2,557,963	2,516,282

INTEREST RATE DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap— Pay Fixed/Receive Floating	27 Contracts Notional Amounts Totaling $817,142 (Expiring 6/06 – 1/14)		—	12,274
BMO Financial Group	Interest Rate Swap— Pay Fixed/Receive Floating	1 Contract Notional Amounts Totaling $10,000 (Expiring 6/10)		—	273
Citibank, N.A.	Interest Rate Swap— Pay Fixed/Receive Floating	1 Contract Notional Amounts Totaling $530,000 (Expiring 4/12)		—	4,460
Wachovia Bank, N.A.	Interest Rate Swaption— Pay Floating/Receive Fixed	2 Contracts Notional Amounts Totaling $7,093 (Expiring 4/11 – 2/12)		—	101
Citibank, N.A.	Interest Rate Swaption— Pay Floating/Receive Fixed	1 Contract Notional Amounts Totaling $40,000 (Expiring 4/12)		—	552
Wachovia Bank, N.A.	Interest Rate Caps	5 Contracts Notional Amounts Totaling $25,361 (Expiring 1/06 – 2/11)		—	472
Subtotal Interest Rate Derivative Agreements (less than 1% of total investment assets and liabilities)				—	18,132
Total Investment Assets				$5,134,398	$5,119,235

INTEREST RATE DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap— Pay Fixed/Receive Floating	8 Contracts Notional Amounts Totaling $96,025 (Expiring 9/07 – 8/09)		$—	$(2,035)
Wachovia Bank, N.A.	Interest Rate Swap— Pay Floating/ Receive Floating	5 Contracts Notional Amounts Totaling $106,730 (Expiring 3/06 – 12/09)		—	(105)
Total Investment Liabilities (less than 1% of total investment assets and liabilities)				$—	$(2,140)

(1)	Non-income producing.
(2)	Public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.
(8)	As of December 31, 2005, we have funded $153,328 of our equity commitment and have a remaining unfunded equity commitment of $464,614. See Note 13.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06)(7)	$10,000	$9,749	$9,786
		Common Stock Warrants (2,004 shares)(1)		534	1,660

				10,283	11,446
Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		246	—
Alemite Holdings, Inc.	Machinery	Common Stock Warrants (146,250 shares)(1)		124	951
BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (10.8%, Due 9/10)(7) Subordinated Debt	15,000	14,820	14,820
		(16.0%, Due 9/11 – 9/12)(7)	50,456	49,840	49,840

				64,660	64,660
BBB Industries, LLC	Auto Components	Senior Debt (10.4%, Due 11/09 – 5/11)(7)	26,500	26,070	26,070
		Subordinated Debt (17.5%, Due 11/11)(7)	5,013	4,939	4,939

				31,009	31,009
BC Natural Foods LLC	Food Products	Senior Debt (10.4%, Due 9/07)(7)	4,800	4,786	4,786
		Subordinated Debt (16.5%, Due 1/08 – 7/09)(7)	30,460	28,490	28,490
		Common Membership Warrants (15.2% membership interest)(1)		3,331	8,658

				36,607	41,934
BLI Holdings Corp.	Personal Products	Subordinated Debt (16.5%, Due 10/10)(6)(7)	17,655	17,326	3,342
Breeze Industrial Products Corporation	Auto Components	Subordinated Debt (14.4%, Due 9/12 – 8/13)(7)	12,643	12,494	12,494
Bumble Bee Seafoods, L.P.	Food Products	Partnership Units (465 units)(1)		465	2,487
CamelBak Products, LLC	Leisure Equipment & Products	Subordinated Debt (14.8%, Due 11/10)(7)	39,239	38,797	38,797
Case Logic, Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.8%, Due 3/10) Common Stock Warrants (197,322 shares)(1)	25,157	21,575 5,418	21,666 3,812
		Common Stock (11,850 shares)(1)		—	—
		Redeemable Preferred Stock (11,850 shares)(1)		441	141

				27,434	25,619
CIVCO Holding, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.1%, Due 7/10 – 7/11)(7)	27,494	24,413	24,413
		Common Stock (210,820 shares)(1)		2,127	1,491
		Common Stock Warrants (609,060 shares)(1)		2,934	4,307

				29,474	30,211
Corporate Benefit Services of America, Inc	Commercial Services & Supplies	Subordinated Debt (16.0%, Due 7/10)(7)	15,459	14,774	14,774
		Common Stock Warrants (6,828 shares)(1)		695	695

				15,469	15,469
Corrpro Companies, Inc.(2)	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11)(7)	14,000	11,076	11,076
		Common Stock Warrants (5,799,187 shares)(1)		3,865	3,865
		Redeemable Preferred Stock (2,000 shares)		1,282	1,282

				16,223	16,223
Directed Electronics, Inc.	Household Durables	Subordinated Debt (11.1%, Due 6/11 – 6/12)(7)	74,000	73,128	73,128
Dynisco Parent, Inc.	Electronic Equipment & Instruments	Subordinated Debt (12.6%, Due 10/11)(7)	27,709	27,119	27,119
		Common Stock (10,000 shares)(1)		1,000	1,000
		Common Stock Warrants (2,115 shares)(1)		210	210

				28,329	28,329

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Erickson Construction, LLC	Building Products	Senior Debt (9.3%, Due 9/09)(7)	40,000	39,527	39,527
Euro-Pro Operating LLC	Household Durables	Senior Debt (15.0%, Due 9/08)(7)	40,000	39,840	39,840
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)(7)	14,361	14,169	14,169
		Common Stock Warrants (122,397 shares)(1)		122	122

				14,291	14,291
HMS Healthcare, Inc.	Health Care Providers & Services	Subordinated Debt (14.6%, Due 7/11 – 7/12)(7)	40,980	40,386	40,386
		Common Stock (263,620 shares)(1)		264	2,474
		Redeemable Preferred Stock (263,620 shares)		2,839	2,839
		Common Stock Warrants (96,578 shares)(1)		97	906

				43,586	46,605
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12)(7)	29,956	29,592	29,592
		Redeemable Preferred Stock (5,000 shares)		5,375	5,375

				34,967	34,967
HP Evenflo Acquisition Co.	Household Products	Senior Debt (10.7%, Due 8/10)(7)	23,000	22,727	22,727
		Common Stock (250,000 shares)(1)		2,500	2,500

				25,227	25,227
Interior Specialist, Inc	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 9/10)(7)	13,200	13,047	13,047
IST Acquisitions, Inc.	Electrical Equipment	Senior Debt (9.6%, Due 5/05 – 10/11)(7)	15,200	15,031	15,031
		Subordinated Debt (14.0%, Due 5/11 – 5/12)(7)	8,858	8,572	8,572
		Common Stock (10,000 shares)(1)		1,000	1,000
		Redeemable Preferred Stock (22,000 shares)		14,924	14,924
		Common Stock Warrants (83,458 shares)(1)		8,346	8,346

				47,873	47,873
JAG Industries, Inc.	Metals & Mining	Subordinated Debt (0.0%, Due 10/18)(1)	1,954	1,358	61
Kelly Aerospace, Inc.	Aerospace & Defense	Subordinated Debt (13.5%, Due 2/09)(7)	10,000	9,286	9,286
		Common Stock Warrants (250 shares)(1)		1,588	2,219

				10,874	11,505
Mobile Tool International, Inc.	Machinery	Subordinated Debt (9.2%, Due 4/06)(6)	1,068	1,068	115
Montana Silversmiths, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (8.8%, Due 10/06 – 10/11)(7)	11,234	11,027	11,027
		Subordinated Debt (14.0%, Due 10/12)(7)	11,043	10,880	10,880

				21,907	21,907
MP TotalCare, Inc.	Healthcare Equipment & Supplies	Senior Debt (12.8%, Due 10/10)(7)	15,000	14,835	14,835
Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10)(7)	9,506	8,400	8,400
		Common Stock Warrants (247,368 shares)(1)		1,232	2,333

				9,632	10,733
Patriot Medical Technologies, Inc.	Commercial Services & Supplies	Common Stock Warrants (405,326 shares)(1)		612	—
		Convertible Preferred Stock (155,280 shares)(1)		1,319	300

				1,931	300
Pelican Products, Inc.	Containers & Packaging	Senior Debt (9.5%, Due 10/11)(7)	15,000	14,778	14,778

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Phillips & Temro Holdings LLC	Auto Components	Senior Debt (8.8%, Due 12/09 – 12/11)(7)	23,955	23,461	23,461
		Subordinated Debt (15.0%, Due 11/09 – 12/12)(7)	15,000	14,775	14,775

				38,236	38,236
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2,577	14,501
Retriever Acquisition Co.	Diversified Financial Services	Subordinated Debt (15.0%, Due 6/12)(7)	25,893	25,578	25,578
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (10.6%, Due 6/05 – 6/10)(7)	4,804	4,731	4,731
		Subordinated Debt (14.4%, Due 6/11 – 6/12)(7)	12,130	11,855	11,855
		Convertible Preferred Stock (3,000 shares)		303	303
		Redeemable Preferred Stock (11,000 shares)		6,594	6,594
		Convertible Preferred Stock Warrants (50,175 shares)(1)		5,028	5,028

				28,511	28,511
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)		6,582	6,203
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)(7)	10,520	9,916	9,916
		Common Stock Warrants (5,187 shares)(1)		489	489

				10,405	10,405
Schoor DePalma, Inc.	Construction & Engineering	Senior Debt (9.7%, Due 8/09 – 8/11)(7)	31,788	31,406	31,406
		Common Stock (50,000 shares)(1)		500	500

				31,906	31,906
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (8.2%, Due 8/09)(7)	9,950	9,799	9,799
		Subordinated Debt (15.9%, Due 8/12)(7)	12,408	12,258	12,258

				22,057	22,057
Stravina Operating Company, LLC	Personal Products	Senior Subordinated Debt (17.0%, Due 5/10)(7)	20,323	20,259	20,259
		Junior Subordinated Debt (18.5%, Due 8/11)(6)(7)	8,080	7,820	7,643
		Common Stock (1,000 shares)(1)		1,000	—

				29,079	27,902
Supreme Corq Holdings, LLC	Household Products	Senior Debt (5.9%, Due 6/09 – 6/10)	2,229	2,095	2,095
		Subordinated Debt (12.0%, Due 6/12)(7)	5,000	4,577	4,577
		Common Membership Warrants (3,359 units)(1)		381	381

				7,053	7,053
Technical Concepts Holdings,	Building Products	Senior Debt (8.3%, Due 2/08 – 2/10)(7)	15,615	15,563	15,563
LLC		Subordinated Debt (12.3%, Due 2/11 – 2/12)(7)	15,000	13,460	13,460
		Common Membership Warrants (792,149 units)(1)		1,703	1,703

				30,726	30,726
The Hilsinger Company	Health Care Equipment & Supplies	Senior Debt (9.6%, Due 5/10)(7)	17,413	17,145	17,145
		Subordinated Debt (14.5%, Due 5/12)(7)	12,706	12,540	12,540

				29,685	29,685
The Lion Brewery, Inc.	Beverages	Subordinated Debt (9.8%, Due 1/09)	6,600	6,169	6,215
		Common Stock Warrants (540,000 shares)(1)		675	4,381

				6,844	10,596

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
The Tensar Corporation	Construction & Engineering	Subordinated Debt (15.0%, Due 6/11)(7)	24,040	23,680	23,680
		Common Stock (122,301 shares)(1)		243	1,351
		Common Stock Warrants (403,770 shares)(1)		6,006	4,459
		Redeemable Preferred Stock (53,490 shares)		904	904

				30,833	30,394
ThreeSixty Asia, Ltd.(3)	Commercial Services & Supplies	Senior Debt (10.3%, Due 9/08)	9,229	9,229	9,229
		Common equity(1)		4,093	—

				13,322	9,229
T-NETIX, Inc.	Diversified Telecommunication Services	Common Stock (17,544 shares)(1)		1,000	1,000
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (9.6%, Due 3/11)(7)	13,000	12,881	12,881
		Subordinated Debt (15.0%, Due 4/12)(7)	15,951	15,772	15,772

				28,653	28,653
UAV Corporation	Leisure Equipment & Products	Subordinated Debt (16.3%, Due 5/10)(7)	14,792	14,746	14,746
Valley Proteins, Inc.	Food Products	Subordinated Debt (11.3%, Due 6/11)(7)	10,000	9,881	9,881
Vigo Remittance Corp.	Diversified Financial Services	Common Stock Warrants (50,000 shares)(1)		1,213	1,396
Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10)(7)	10,381	9,958	9,958
		Common Stock Warrants (4,284 shares)(1)		462	462

				10,420	10,420
Warner Power, LLC	Electrical Equipment	Subordinated Debt (12.8%, Due 12/06 – 12/07)(7)	10,000	8,670	6,891
		Common Membership Warrants (1,832 units)(1)		2,246	892

				10,916	7,783
Weston ACAS Holdings, Inc.	Commercial Services & Supplies	Subordinated Debt (17.3%, Due 6/10)(7)	7,712	7,678	7,678
WIL Research Holding Company, Inc.	Biotechnology	Subordinated Debt (14.3%, Due 9/11)(7)	15,126	14,941	14,941
		Redeemable Preferred Stock (5,000,000 shares)		5,204	5,204
		Convertible Preferred Stock (1,000,000 shares)		1,012	1,012

				21,157	21,157
Subtotal Non-Control / Non-Affiliate Investments (36% of total investment assets and liabilities)				1,155,867	1,157,406

AFFILIATE INVESTMENTS
Bankruptcy Management Solutions, Inc.	Commercial Services & Supplies	Senior Debt (8.1%, Due 12/09 – 12/10)(7)	48,000	47,242	47,242
		Subordinated Debt (15.5%, Due 12/12)(7)	27,000	26,595	26,595
		Common Stock (281,534 shares)(1)		—	4,407
		Common Stock Warrants (48 shares)(1)		—	1,584

				73,837	79,828
Chronic Care Solutions, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.3%, Due 11/11)(7) Common Stock (447,285 shares)(1)	70,129	67,608 45	67,608 2,821
		Convertible Preferred Stock (447,285 shares)		10,737	13,559
		Common Stock Warrants (132,957 shares)(1)		1,674	1,708

				80,064	85,696

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
FMI Holdco I, LLC	Road & Rail	Senior Debt (9.8%, Due 4/05 – 4/08)(7)	18,259	18,183	18,183
		Subordinated Debt (13.0%, Due 4/10)(7)	13,545	12,435	12,435
		Common units (589,373 units)(1)		2,683	1,306
		Preferred units (273,224 units)(1)		1,567	1,300

				34,868	33,224
Futurelogic Group, Inc.	Computers & Peripherals	Senior Debt (10.4%, Due 12/07)(7)	14,000	13,811	13,811
		Subordinated Debt (13. 9%, Due 12/10 – 6/11)(7)	13,646	13,604	13,604
		Common Stock (20,000 shares)(1)		20	2,565
		Common Stock Warrants (10,425 shares)(1)		—	1,337

				27,435	31,317
Marcal Paper Mills, Inc.	Household Products	Senior Debt (15.8%, Due 12/06)(7)	22,852	22,837	22,837
		Subordinated Debt (20.5%, Due 12/09)(7)	27,294	22,786	22,786
		Common Stock Warrants(1)		5,001	4,773
		Common Stock (209,254 shares)(1)		—	—

				50,624	50,396
Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)		1,500	2,262
Nivel Holdings, LLC	Distributors	Subordinated Debt (14.6%, Due 2/11 – 2/12)(7)	8,655	8,507	8,507
		Preferred Units (900 units)(1)		900	900
		Common Units (100,000 units)(1)		100	100
		Common Membership Warrants (41,360 units)(1)		41	41

				9,548	9,548
NWCC Acquisition, LLC	Containers & Packaging	Subordinated Debt (15.0%, Due 11/10)(7)	10,221	9,743	9,743
		Common Units (320,924 units)(1)		291	24
		Redeemable Preferred Units (2,763,846 units)(1)		2,764	2,335

				12,798	12,102
PaR Nuclear Holding Company	Machinery	Common Stock (341,222 shares)(1)		1,052	5,192
Qualitor Component Holdings, LLC.	Auto Components	Subordinated Debt (15.0%, Due 12/12)(7)	28,024	27,604	27,604
		Common Units (500,000 units)(1)		500	500
		Preferred Units (4,500,000 units)(1)		4,510	4,510

				32,614	32,614
Riddell Holdings, LLC	Leisure Equipment & Products	Common Units (3,044,491 units)(1)		3,044	4,501
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Senior Debt (13.4%, Due 12/10)(7)	8,939	8,805	8,805
		Subordinated Debt (14.5%, Due 12/11)(7)	8,947	8,431	8,431
		Partnership Units (144,552 units)(1)		1,253	1,253
		Preferred Partnership Units (57,143 units)(1)		754	754

				19,243	19,243
The Hygenic Corporation	Health Care Equipment & Supplies	Subordinated Debt (15.5%, Due 1/12)(7)	10,590	10,468	10,468
		Common Stock (200,000 shares)(1)		1,000	1,000
		Redeemable Preferred Stock (9,000 shares)		9,660	9,660

				21,128	21,128

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Trinity Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.0%, Due 12/05 – 6/07)(7)	16,150	16,088	16,088
		Common Stock (131,399 shares)(1)		13	936
		Redeemable Preferred Stock (131,399 shares)		4,454	4,454

				20,555	21,478
Subtotal Affiliate Investments (13% of total investment assets and liabilities)				388,310	408,529
CONTROL INVESTMENTS
3SI Acquisition Holdings, Inc.	Electronic Equipment & Instruments	Senior Debt (12.3%, Due 3/10)(7)	9,000	8,901	8,901
		Subordinated Debt (16.0%, Due 11/10 – 11/11)(7)	29,656	29,311	29,311
		Common Stock (855 shares)(1)		27,246	42,046

				65,458	80,258
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		26,617	26,617
ACS PTI, Inc.	Auto Components	Common Stock (1,000 shares)(1)		348	2,239
Aeriform Corporation	Chemicals	Senior Debt (7.8%, Due 6/08)	21,712	21,704	21,704
		Senior Subordinated Debt (14.0%, Due 5/09)	429	429	429
		Junior Subordinated Debt (0.0%, Due 5/09)(6)	46,154	34,959	1,130
		Common Stock Warrants (2,419,483 shares)(1)		4,360	—
		Redeemable Preferred Stock (10 shares)(1)		118	—

				61,570	23,263
American Decorative Surfaces International, Inc.	Building Products	Senior Debt (6.7%, Due 5/05)	1,000	1,000	1,000
		Subordinated Debt (7.0%, Due 5/11 – 5/12)(6)	17,327	16,727	7,661
		Common Stock (1 share)(1)		10,543	—
		Common Stock Warrants (94,868 shares)(1)		—	—
		Convertible Preferred Stock (100,000 shares)(1)		13,674	—

				41,944	8,661
ASC Industries, Inc	Auto Components	Subordinated Debt (12.4%, Due 10/10 – 10/11)(7)	20,500	18,336	18,336
		Common Stock Warrants (74,888 shares)(1)		6,531	23,401
		Redeemable Preferred Stock (72,000 shares)		4,500	4,500

				29,367	46,237
Automatic Bar Controls, Inc.	Commercial Services & Supplies	Senior Debt (10.5%, Due 6/07)(7)	11,067	11,031	11,031
		Subordinated Debt (17.1%, Due 6/09)(7)	14,733	14,524	14,524
		Common Stock (595,364 shares)(1)		7,000	20,725
		Common Stock Warrants (15,459 shares)(1)		182	519

				32,737	46,799
Auxi Health, Inc.	Health Care Providers & Services	Senior Debt (9.3%, Due 12/07)	5,251	5,251	5,251
		Subordinated Debt (14.0%, Due 3/09)	6,000	5,409	5,448
		Subordinated Debt (14.0%, Due 3/09)(6)	19,334	12,452	3,998
		Common Stock Warrants (4,268,905 shares)(1)		2,599	—
		Convertible Preferred Stock (13,301,300 shares)(1)		2,732	—

				28,443	14,697
Biddeford Real Estate Holdings, Inc.	Real Estate	Senior Debt (8.0%, Due 5/14)	3,470	2,824	2,824
		Common Stock (100 shares)(1)		483	476

				3,307	3,300

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Bridgeport International, LLC(3)	Machinery	Senior Debt (8.3%, Due 9/07)	12,618	8,812	8,812
		Common Stock (2,000,000 shares)(1)		2,000	—
		Convertible Preferred Stock (5,000,000 shares)(1)		5,000	1,767

				15,812	10,579
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1,492	400
Confluence Holdings Corp.	Leisure Equipment & Products	Senior Debt (6.2%, Due 9/07)	18,320	9,966	18,320
		Subordinated Debt (13.0%, Due 10/05)	7,204	6,955	5,466
		Subordinated Debt (25.0%, Due 5/10 – 12/15)(6)	7,504	5,471	—
		Redeemable Preferred Stock (7,200 shares)(1)		6,896	—
		Convertible Preferred Stock (765 shares)(1)		3,529	—
		Common Stock Warrants (7,764 shares)(1)		—	—
		Common Stock (1 share)(1)		2,700	546

				35,517	24,332
Consolidated Utility Services, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 5/10)(7)	3,010	2,965	2,965
		Common Stock (39,406 shares)(1)		—	—
		Redeemable Preferred Stock (2,425,000 shares)		2,425	2,425

				5,390	5,390
Cottman Acquisitions, Inc.	Commercial Services & Supplies	Subordinated Debt (14.3%, Due 9/11 – 9/12)(7)	14,724	13,810	13,810
		Redeemable Preferred Stock (252,020 shares)		16,307	16,307
		Common Stock Warrants (111,965 shares)(1)		11,197	11,197
		Common Stock (65,000 shares)(1)		6,500	6,500

				47,814	47,814
Cycle Gear, Inc.	Specialty Retail	Senior Debt (10.1%, Due 9/05)(7)	145	145	145
		Subordinated Debt (11.0%, Due 9/06)(7)	12,995	12,535	12,574
		Common Stock Warrants (104,439 shares)(1)		973	4,112
		Redeemable Preferred Stock (57,361 shares)		3,082	3,082

				16,735	19,913
DanChem Technologies, Inc.	Chemicals	Senior Debt (8.4%, Due 2/08 – 12/10)	11,929	11,929	11,929
		Subordinated Debt (12.0%, Due 2/09)(7)	7,000	6,191	6,191
		Common Stock (427,719 shares)(1)		2,500	348
		Redeemable Preferred Stock (5,249 shares)(1)		4,155	4,155
		Common Stock Warrants (401,622 shares)(1)		2,221	1,706

				26,996	24,329
Dosimetry Acquisitions (U.S.), Inc.(3)	Electrical Equipment	Senior Debt (8.3%, Due 6/05 – 6/10)(7)	30,870	30,530	30,530
		Subordinated Debt (15.1%, Due 6/11)(7)	17,336	17,131	17,131
		Common Stock (10,000 shares)(1)		1,769	1,769
		Common Stock Warrants (73,333 shares)(1)		12,775	12,775
		Redeemable Preferred Stock (16,900 shares)		12,510	12,510

				74,715	74,715
eLynx Holdings, Inc.	IT Services	Senior Debt (9.3%, Due 12/07 – 12/09)(7)	10,353	10,175	10,175
		Subordinated Debt (15.0%, Due 12/10 – 12/11)(7)	8,509	8,382	8,382
		Common Stock (9,326 shares)(1)		933	933
		Redeemable Preferred Stock (17,488 shares)		6,676	6,676
		Common Stock Warrants (108,735 shares)(1)		10,874	10,874

				37,040	37,040

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Escort Inc.	Household Durables	Senior Debt (14.2%, Due 7/09)(7)	5,750	5,728	5,728
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	21,648	17,688	17,688
		Redeemable Preferred Stock (90,000 shares)		4,868	4,868
		Common Stock Warrants (175,562 shares)(1)		8,783	37,697

				37,067	65,981
Euro-Caribe Packing Company, Inc.	Food Products	Senior Debt (7.3%, Due 5/05 – 3/08)(7) Subordinated Debt (11.0%, Due 3/08)(7)	8,622 7,766	8,582 7,686	8,622 7,697
		Common Stock Warrants (31,897 shares)(1)		1,110	69
		Convertible Preferred Stock (258,618 shares)(1)		4,302	334

				21,680	16,722
European Touch LTD. II	Commercial Services & Supplies	Senior Debt (9.0%, Due 11/06)	3,436	3,418	3,418
		Subordinated Debt (12.4%, Due 11/06)(7)	15,342	13,181	13,181
		Common Stock (2,895 shares)(1)		1,500	4,525
		Redeemable Preferred Stock (450 shares)		515	515
		Common Stock Warrants (7,105 shares)(1)		3,683	11,862

				22,297	33,501
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (15.7%, Due 11/09)	4,500	4,452	4,452
		Subordinated Debt (14.9%, Due 11/10 – 11/11)(7)	11,195	11,070	11,070
		Common Stock (970,583 shares)(1)		9,706	14,658
		Redeemable Preferred Stock (145,000 shares)		9,886	9,886

				35,114	40,066
Future Food, Inc.	Food Products	Senior Debt (10.2%, Due 7/10)(7)	9,967	9,849	9,849
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	14,000	12,577	12,577
		Common Stock (92,738 shares)(1)		18,500	18,500
		Common Stock Warrants (6,500 shares)(1)		1,297	1,297

				42,223	42,223
Global Dosimetry Solutions, Inc.	Commercial Services & Supplies	Senior Debt (10.6%, Due 11/11)	4,000	3,941	3,941
		Subordinated Debt (16.0%, Due 9/09 – 9/10)(7)	17,757	17,680	17,680
		Common Stock (14,140 shares)(1)		1,414	1,414
		Redeemable Preferred Stock (16,160 shares)		10,711	10,711
		Common Stock Warrants (71,557 shares)(1)		7,132	7,132

				40,878	40,878
Halex Holdings, Inc.	Construction Materials	Senior Debt (10.6%, Due 7/08 – 10/08)(7)	16,300	15,925	15,925
		Subordinated Debt (17.1%, Due 8/10)(7)	28,210	28,035	28,035
		Common Stock (163,083 shares)(1)		6,784	6,784
		Redeemable Preferred Stock (1,000 shares)		13,931	13,931
		Convertible Preferred Stock (145,996 shares)		1,771	7,956

				66,446	72,631
Hartstrings LLC	Textiles, Apparel & Luxury Goods	Senior Debt (8.4%, Due 5/05)	11,804	11,180	11,180
		Subordinated Debt (14.5%, Due 5/10)	14,656	13,257	13,257
		Common Membership Warrants (41.7% membership interest)(1)		3,572	1,527

				28,009	25,964
Hospitality Mints, Inc.	Food Products	Senior Debt (10.2%, Due 11/10)(7)	7,494	7,383	7,383
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18,500	18,173	18,173
		Convertible Preferred Stock (95,198 shares)		20,586	20,586
		Common Stock Warrants (86,817 shares)(1)		54	54

				46,196	46,196

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08)(7)	16,288	15,604	15,694
		Common Stock (426,205 shares)(1)		4,760	—
		Redeemable Preferred Stock (23,803 shares)(1)		18,864	16,040
		Common Stock Warrants (530,000 shares)(1)		5,918	711

				45,146	32,445
Jones Stephens Corp.	Building Products	Subordinated Debt (16.1%, Due 10/10 – 10/11)(7)	21,766	21,522	21,522
		Common Stock (8,750 shares)(1)		3,500	8,305
		Redeemable Preferred Stock (1,000 shares)(1)		7,000	7,000
		Convertible Preferred Stock (8,750 shares)(1)		3,500	8,305

				35,522	45,132
KAC Holdings, Inc.	Chemicals	Subordinated Debt (16.6%, Due 2/11 – 2/12)(7)	21,822	21,574	21,574
		Common Stock (1,551,000 shares)(1)		1,550	53,499
		Redeemable Preferred Stock (13,950 shares)		14,981	14,981

				38,105	90,054
KIC Holdings, Inc. (formerly ACAS Holdings (Inca), Inc.)	Building Products	Senior Debt (12.5%, Due 9/07)	5,531	5,494	5,494
		Subordinated Debt (12.0%, Due 9/08)	11,649	11,649	11,649
		Redeemable Preferred Stock (30,087 shares)(1)		29,661	3,338
		Common Stock (3,761 shares)(1)		5,100	—
		Common Stock Warrants (156,613 shares)(1)		3,060	446

				54,964	20,927
Life-Like Holdings, Inc.	Leisure Equipment & Products	Senior Debt (7.1%, Due 6/07 – 6/10)(7)	34,373	33,947	33,947
		Subordinated Debt (14.2%, Due 6/11 – 6/12)(7)	21,768	21,352	21,352
		Common Stock (20,000 shares)(1)		2,000	2,000
		Redeemable Preferred Stock (8,800 shares)		5,231	5,231
		Common Stock Warrants (41,164 shares)(1)		4,116	4,116

				66,646	66,646
Logex Corporation	Road & Rail	Senior Subordinated Debt (12.0%, Due 7/08)(7)	20,389	18,689	18,689
		Junior Subordinated Debt (14.0%, Due 7/08)(6)(7)	5,683	4,755	4,132
		Common Stock Warrants (137,839 shares)(1)		7,454	—
		Redeemable Preferred Stock (695 shares)(1)		3,930	—

				34,828	22,821
MBT International, Inc.	Distributors	Subordinated Debt (11.7%, Due 7/05 – 5/09)(7)	19,631	16,246	16,246
		Common Stock (1,887,834 shares)(1)		1,233	—
		Common Stock Warrants (21,314,448 shares)(1)		5,254	3,350
		Redeemable Preferred Stock (2,250,000 shares)(1)		1,228	—

				23,961	19,596
Network for Medical Communication & Research, LLC	Commercial Services & Supplies	Subordinated Debt (13.0%, Due 12/06)(7) Common Membership Warrants (50,128 units)(1)	12,800	11,876 2,038	11,876 46,419

				13,914	58,295
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.0%, Due 6/06 – 8/23)(7)	59,476	58,493	58,524
		Subordinated Debt (8.0%, Due 7/13)	541	60	541
		Common Stock (771,839 shares)(1)		95	2,234

				58,648	61,299

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.0%, Due 12/08 – 12/09)(7)	34,491	28,411	28,543
		Common Stock (100 shares)(1)		—	—
		Convertible Preferred Stock (32,043 shares)(1)		11,500	7,910

				39,911	36,453
nSpired Holdings, Inc.	Food Products	Senior Debt (7.4%, Due 12/08 – 12/09)(7)	19,584	19,359	19,359
		Subordinated Debt (18.0%, Due 8/07)(7)	9,355	9,263	9,263
		Common Stock (169,018 shares)(1)		5,000	—
		Redeemable Preferred Stock (25,500 shares)(1)		25,500	17,784

				59,122	46,406
Optima Bus Corporation	Machinery	Senior Debt (7.3%, Due 6/06 – 1/08)	3,734	3,734	3,734
		Subordinated Debt (10.0%, Due 5/11)(6)	6,000	5,103	4,313
		Common Stock (20,464 shares)(1)		1,896	—
		Convertible Preferred Stock (2,751,743 shares)(1)		24,625	—
		Common Stock Warrants (43,150 shares)(1)		4,041	—

				39,399	8,047
PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10)(7)	4,632	4,632	4,632
		Common Stock (341,222 shares)(1)		1,089	1,854

				5,721	6,486
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (9.5%, Due 12/09 – 6/11)(7)	40,950	40,263	40,263
		Subordinated Debt (15.5%, Due 12/12)(7)	22,020	21,690	21,690
		Common Stock (98,799 shares)(1)		20,562	20,562

				82,515	82,515
Precitech, Inc.	Machinery	Senior Debt (9.3%, Due 12/09 – 12/10)	4,572	4,553	4,553
		Senior Subordinated Debt (16.0%, Due 12/11)	2,000	2,000	2,000
		Junior Subordinated Debt (17.0% Due 12/12)(6)	6,003	5,073	1,092
		Redeemable Preferred Stock (35,807 shares)(1)		7,186	—
		Common Stock (22,040 shares)(1)		2,204	—
		Common Stock Warrants (22,783)(1)		2,278	—

				23,294	7,645
Roadrunner Freight Systems, Inc.	Road & Rail	Subordinated Debt (15.5%, Due 7/09 – 7/10)(7)	5,247	4,334	4,334
		Common Stock (309,361 shares)(1)		13,550	23,035
		Common Stock Warrants (65,000 shares)(1)		2,840	4,602

				20,724	31,971
Specialty Brands of America, Inc.	Food Products	Senior Debt (8.2%, Due 12/05 – 12/09)(7)	11,448	11,340	11,340
		Subordinated Debt (15.4%, Due 9/08 – 12/11)(7)	16,121	15,942	15,942
		Redeemable Preferred Stock (209,303 shares)		12,892	12,892
		Common Stock (33,916 shares)(1)		3,392	3,392
		Common Stock Warrants (97,464 shares)(1)		9,746	9,746

				53,312	53,312
S-Tran Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)(6)(7)	6,200	4,996	4,996
		Common Stock (4,735,000 shares)(1)		19,076	97
		Common Stock Warrants (465,000 shares)(1)		2,869	—

				26,941	5,093

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Weber Nickel Technologies, Ltd.(3)	Machinery	Subordinated Debt (16.7%, Due 9/12)(7)	10,920	10,760	10,760
		Common Stock (44,834 shares)(1)		1,171	1,171
		Redeemable Preferred Stock (14,796 shares)		12,070	12,070

				24,001	24,001
WWC Acquisitions, Inc	Commercial Services & Supplies	Senior Debt (9.4%, Due 12/07 – 12/11)(7)	11,500	11,268	11,268
		Subordinated Debt (14.2%, Due 12/12 – 12/13)(7)	22,011	21,681	21,681
		Common Stock (4,826,476 shares)(1)		21,237	21,237

				54,186	54,186
Subtotal Control Investments (52% of total investment assets and liabilities)				1,692,072	1,654,075
INTEREST RATE DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating	4 Contracts Notional Amounts Totaling $217,000 (Expiring 5/05 – 9/07)		—	1,011
Wachovia Bank, N.A.	Interest Rate Swaption—Pay Floating/Receive Fixed	2 Contracts Notional Amounts Totaling $7,093 (Expiring 4/11 – 2/12)		—	200
Wachovia Bank, N.A.	Interest Rate Caps	5 Contracts Notional Amounts Totaling $28,703 (Expiring 1/06 – 2/11)		—	467
Subtotal Interest Rate Derivative Agreements (less than 1% of total investment assets and liabilities)				—	1,678
Total Investment Assets				$3,236,249	$3,221,688
INTEREST RATE DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap—Pay Fixed/Receive Floating	30 Contracts Notional Amounts Totaling $802,956 (Expiring 10/05 – 1/14)		$—	$(17,008)
Wachovia Bank, N.A.	Interest Rate Swap—Pay Floating/Receive Floating	7 Contracts Notional Amounts Totaling $135,103 (Expiring 3/06 – 12/09)		—	(388)
Total Investment Liabilities ((1%) of total investment assets and liabilities)				$—	$(17,396)

(1)	Non-income producing.
(2)	Public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except per share data)

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2005	2004	2003
Operations:
Net operating income	$313,848	$220,101	$140,703
Net realized gain (loss) on investments	36,407	(37,870)	22,006
Net unrealized appreciation (depreciation) of investments	14,654	99,214	(44,725)

Net increase in net assets resulting from operations	364,909	281,445	117,984

Shareholder distributions:
Common stock dividends	(309,631)	(221,578)	(156,935)

Net decrease in net assets resulting from shareholder distributions	(309,631)	(221,578)	(156,935)

Capital share transactions:
Issuance of common stock	877,751	575,061	520,121
Issuance of common stock under stock option plans	44,652	37,753	3,461
Issuance of common stock under dividend reinvestment plan	37,546	7,114	803
Purchase of common stock held in deferred compensation trust	(7,759)	—	—
Decrease in notes receivable from sale of common stock	190	1,938	238
Stock-based compensation	13,951	10,067	2,584
Income tax deduction related to exercise of stock options	3,602	4,711	—

Net increase in net assets resulting from capital share transactions	969,933	636,644	527,207

Total increase in net assets	1,025,211	696,511	488,256
Net assets at beginning of period	1,872,426	1,175,915	687,659

Net assets at end of period	$2,897,637	$1,872,426	$1,175,915

Net asset value per common share	$24.37	$21.11	$17.83

Common shares outstanding at end of period	118,913	88,705	65,949

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Operating activities:
Net increase in net assets resulting from operations	$364,909	$281,445	$117,984
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net unrealized (appreciation) depreciation of investments	(14,654)	(99,214)	44,725
Net realized (gain) loss on investments	(36,407)	37,870	(22,006)
Accretion of loan discounts	(13,085)	(12,671)	(13,223)
Increase in accrued payment-in-kind dividends and interest	(79,227)	(50,421)	(26,083)
Collection of loan origination fees	30,088	18,952	6,000
Amortization of deferred finance costs and net debt discount	9,827	7,835	4,431
Stock-based compensation	13,951	10,067	2,584
Depreciation of property and equipment	2,547	1,476	1,135
Increase in interest receivable	(10,796)	(7,233)	(6,084)
Increase in other assets	(3,038)	(3,453)	(3,813)
Increase in other liabilities	37,191	12,969	11,800

Net cash provided by operating activities	301,306	197,622	117,450

Investing activities:
Purchases of investments	(3,252,600)	(1,882,187)	(1,044,020)
Principal repayments	886,118	417,884	257,102
Proceeds from sale of senior debt investments	339,940	217,375	62,184
Collection of payment-in-kind notes and dividends	28,914	10,335	6,946
Collection of accreted loan discounts	5,259	7,637	4,789
Proceeds from sale of equity investments	194,715	58,294	59,446
Purchase of government securities	(99,938)	(99,983)	—
Sale of government securities	99,938	99,983	—
Interest rate derivative periodic payments	(8,987)	(17,894)	—
Capital expenditures of property and equipment	(8,542)	(2,231)	(2,237)
Repayments of employee notes receivable issued in exchange for common stock	190	1,938	238

Net cash used in investing activities	(1,814,993)	(1,188,849)	(655,552)

Financing activities:
Proceeds from asset securitizations	762,025	410,000	556,281
Draws on (repayments of) revolving debt facilities, net	132,021	507,348	(139,793)
Repayment of notes payable	(271,143)	(392,642)	(196,317)
Proceeds from debt issuances	201,492	167,000	—
Proceeds from repurchase agreements, net	81,373	28,847	—
Increase in deferred financing costs	(14,248)	(12,734)	(9,866)
Decrease (increase) in debt service escrows	20,123	(65,960)	(47,801)
Issuance of common stock	922,403	612,814	523,582
Purchase of common stock held in deferred compensation trust	(7,759)	—	—
Distributions paid	(273,833)	(213,099)	(153,044)

Net cash provided by financing activities	1,552,454	1,041,574	533,042

Net increase (decrease) in cash and cash equivalents	38,767	50,347	(5,060)
Cash and cash equivalents at beginning of period	58,367	8,020	13,080

Cash and cash equivalents at end of period	$97,134	$58,367	$8,020

Supplemental Disclosures:
Cash paid for interest	$73,723	$23,744	$13,984
Cash paid for taxes	$10,506	$2,954	$—
Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment plan	$37,546	$7,114	$803

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in thousands, except per share data)

	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Per Share Data:
Net asset value at beginning of the period	$21.11	$17.83	$15.82	$16.84	$15.90

Net operating income(1)(2)	3.16	2.88	2.58	2.60	2.27
Net realized gain (loss) on investments(1)(2)	0.37	(0.49)	0.40	(0.52)	0.17
Net unrealized appreciation (depreciation) on investments(1)(2)	0.15	1.30	(0.82)	(1.57)	(1.85)

Net increase in net assets resulting from operations(1)	3.68	3.69	2.16	0.51	0.59
Issuance of common stock	2.64	2.42	2.56	0.80	1.79
Effect of antidilution(3)	0.02	0.08	0.08	0.24	0.86
Distribution of net investment income	(3.08)	(2.91)	(2.79)	(2.57)	(2.30)

Net asset value at end of period	$24.37	$21.11	$17.83	$15.82	$16.84

Ratio/Supplemental Data:
Per share market value at end of period	$36.21	$33.35	$29.73	$21.59	$28.35
Total return (loss)(4)	18.98%	22.94%	53.50%	(15.21)%	22.33%
Shares outstanding at end of period	118,913	88,705	65,949	43,469	38,017
Net assets at end of period	$2,897,637	$1,872,426	$1,175,915	$687,659	$640,265
Average net assets	$2,297,145	$1,498,162	$916,094	$643,316	$531,661
Average debt outstanding	$1,891,600	$999,700	$582,200	$416,800	$175,600
Average debt outstanding per common share(1)	$19.06	$13.09	$10.66	$10.57	$5.58
Ratio of operating expenses, net of interest expense, to average net assets	5.55%	5.14%	5.14%	4.69%	4.19%
Ratio of interest expense to average net assets	4.38%	2.46%	2.02%	2.22%	1.94%

Ratio of operating expenses to average net assets	9.93%	7.60%	7.16%	6.91%	6.13%
Ratio of net operating income to average net assets	13.66%	14.69%	15.36%	15.94%	13.47%

(1)	Weighted average basic per share data.
(2)	In 2004, we adopted a new accounting method for interest rate derivative agreements. If we had adopted this accounting method in 2001 and accounted for our interest rate derivative agreements in 2003, 2002, and 2001 under the new accounting method, net operating income per share would have increased $0.32 per share, $0.28 per share and $0.06 per share, respectively, net realized (loss) gain on investments would have decreased $0.31 per share, $0.23 per share and $0.05 per share, respectively, and net unrealized appreciation (depreciation) of investments would have decreased $0.01 per share, $0.05 per share and $0.01 per share, respectively.
(3)	Represents the antidilutive impact of (i) the other components in the changes in net assets, including other capital transactions such as income tax deductions related to the exercise of stock options in excess of GAAP expense credited to additional paid-in capital and repayments of notes receivable from the sale of common stock, and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(4)	Total return is based on the change in the market value of our common stock taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan, which includes a 5% discount on shares purchased through the reinvested dividends effective for dividends paid on or after December 30, 2004.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except per share data)

Note 1. Organization

American Capital Strategies, Ltd. (which is referred throughout this report as “American Capital”, “we” and “us”) was incorporated in 1986. On August 29, 1997, we completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). Our investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in our shareholders’ equity through appreciation in value of our equity interests.

We are the parent and sole shareholder of American Capital Financial Services, Inc. (“ACFS”) and through ACFS provide advisory, management and other services to businesses, principally our portfolio companies. We are also the parent and sole shareholder of European Capital Financial Services (Guernsey) Limited (“ECFS”), a company incorporated in Guernsey. ECFS is the sole shareholder of European Capital Financial Services Limited, a company incorporated in the United Kingdom. These companies provide fund management services to a European investment fund, which is one of our portfolio companies. ECFS and its subsidiary commenced their principal operations during 2005.

We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, London and Paris.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

Consolidation

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company. An exception to this general principle occurs if the investment company has an investment in an operating company that provides services to the investment company. Our consolidated financial statements include the accounts of our operating companies, ACFS and ECFS. We also have wholly-owned affiliated statutory trusts that were established to facilitate secured borrowing arrangements whereby assets were transferred to the affiliated statutory trusts and notes were sold by the trusts. These transfers of assets to the trusts are treated as secured borrowing arrangements in accordance with FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities,” and our consolidated financial statements include the accounts of our affiliated statutory trusts established for secured financing arrangements. All intercompany accounts have been eliminated in consolidation.

Valuation of Investments

Investments are carried at fair value, as determined in good faith by our Board of Directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company, including an investment company that is a portfolio company, issuing the securities. The

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security. For CMBS and CDO securities, we prepare a fair value analysis which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar securities, when available.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As of December 31, 2005 and December 31, 2004, the percentage of investments that were not publicly traded or for which we have various degrees of trading restrictions and therefore the fair value was determined in good faith by our board of directors was 100%.

Investment Classification

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Restricted Cash

Cash accounts restricted per our credit agreements for collection of interest and principal payments on loans that are securitized and are required to be used to pay interest and principal on securitized debt are classified as restricted cash. In addition, cash accounts restricted as reserves per our credit agreements are classified as restricted cash. Restricted cash is carried at cost which approximates fair value.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amount are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (“PIK”) interest and dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities. For CDO securities, we recognize interest income using the effective interest method, using the anticipated yield over the projected life of the investment.

Fee Income Recognition

Fees primarily include advisory, asset management, transaction structuring, financing and prepayment fees. Advisory fees represent amounts received for providing advice and analysis to middle market companies. Asset management fees represent fees for providing advisory services to an investment fund (See Note 13). Advisory and asset management fees are recognized as earned provided collection is probable. Transaction structuring and financing fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment fees are recognized as they are received.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. We include the fair value of all financial assets received in our net sale proceeds in determining the realized gain or loss at disposition, including anticipated sale proceeds held in escrow at the time of sale. Unrealized appreciation or depreciation reflects the difference between the board of directors’ valuation of the investments and the cost basis of the investments.

Derivative Financial Instruments

We use derivative financial instruments to manage interest rate risk. We have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Our derivatives are considered economic hedges that do not qualify for hedge accounting under Financial Accounting Standards Board (FASB) Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” In 2004, the Securities and Exchange Commission prescribed new guidance on its interpretations of FASB Statement No. 133 for public investment companies related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Under the new accounting method, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. We adopted the new accounting method prospectively in 2004. The adoption of this new accounting method did not have any impact on our net increase in net assets resulting from operations.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes

We operate to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income. We are also subject to a nondeductible federal excise tax if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98% of our capital gain net income for each one-year period ending on October 31.

Our consolidated operating subsidiaries, ACFS and ECFS, are subject to federal, state and local income tax in their respective jurisdictions. We use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are carried at cost and depreciated using the straight-line method over the estimated useful lives of the related assets ranging from four to seven years, or the shorter of the estimated useful life or lease term for leasehold improvements.

Management Fees

We are self-managed and therefore do not incur management fees payable to third parties.

Deferred Financing Costs

Financing costs related to long-term debt obligations are deferred and amortized over the life of the debt using either the effective interest method or straight-line method.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Asset Securitizations

The transfer of assets to the affiliated statutory trusts and the related sale of notes by our trusts have been treated as secured borrowing financing arrangements by us under FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”

Stock-Based Compensation

In 2003, we adopted FASB Statement No. 123, “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123.” In applying FASB Statement No. 123 to all stock options granted in 2003 and forward, the estimated fair value of the stock options are expensed pro rata over the vesting period of the options and are included on the accompanying consolidated statements of operations in “Salaries, benefits and stock-based compensation.” In accordance with FASB Statement No. 123, we elected to continue to apply the provisions of Accounting Principle Board Opinion No. 25 “Accounting for Stock Issued to Employees” to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of our consolidated net operating income and net increase in net assets resulting from operations calculated as if compensation costs were computed in accordance with FASB Statement No. 123.

During the year ended December 31, 2005, we granted 4,233 options to purchase common stock. We estimated the weighted average fair value on the date of grant at $4.95 per option using a Black-Scholes option pricing model using the following assumptions: exercise price at market on date of grant, dividend yield of 9.1%, weighted average risk-free interest rate of 4.04%, expected volatility factor of 0.34, and expected option life of 5 years.

During the year ended December 31, 2004, we granted 2,531 options to purchase common stock under our employee stock option plans approved by our shareholders in 2003 and forward (See Note 5). For the options granted under these stock option plans, we estimated the weighted average fair value on the date of grant at $12.07 per option using a Black-Scholes option pricing model using the following assumptions: exercise price at market on date of grant, dividend yield of 0%, weighted average risk-free interest rate of 3.7%, expected volatility factor of 0.38, and expected option life of 6 years. These plans provide that unless our compensation and compliance committee of the board of directors determines otherwise, the exercise price of the stock options will be automatically reduced by the amount of any cash dividends paid on our common stock after the option is granted but before it is exercised. In determining the fair value of the options under these plans on the date of grant, we assumed that the exercise price of the stock options would be automatically reduced by the amount of any cash dividends paid on our common stock until it is exercised. To incorporate the value of this feature within the fair value of a stock option grant in a Black-Scholes option pricing model, the dividend yield was assumed to be 0%. Beginning in the second quarter of 2005, the compensation and corporate governance committee determined that it would no longer reduce the exercise price of the stock options by the amount of any cash dividends paid on our common stock. However, the fair value of the stock option determined on the date of grant has not been adjusted for this change in assumption in accordance with FASB Statement No.123. During the year ended December 31, 2004, we also granted 188 options to purchase common stock under our employee stock option plans approved by our shareholders prior to 2003 (See Note 5). For the options granted under these stock option plans, we estimated the weighted average fair value on the date of grant at $3.70 per option using a Black-Scholes option pricing model and the following assumptions: exercise price at market on date of grant, dividend yield of 10.7%, weighted average risk-free interest rate of 3.5%, expected volatility factor of 0.38, and expected option life of 5 years.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

During the year ended December 31, 2003, we granted 2,874 options to purchase common stock under our employee stock option plans approved by our shareholders in 2003. For the options granted under these stock plans, we estimated the weighted average fair value on the date of grant at $10.30 per option using a Black-Scholes option pricing model using the following assumptions: exercise price at market on date of grant, dividend yield of 0%, weighted average risk-free interest rate of 3.3%, expected volatility factor of 0.38, and expected option life of 6 years. During the year ended December 31, 2003, we also granted 81 options to purchase common stock under our employee stock option plans approved by our shareholders prior to 2003. For the options granted under these stock option plans, we estimated the weighted average fair value on the date of grant at $1.95 per option using a Black-Scholes option pricing model and the following assumptions: exercise price at market on date of grant, dividend yield of 13.8%, weighted average risk-free interest rate of 2.9%, expected volatility factor of 0.38, and expected option life of 5 years.

The following table summarizes the pro forma effect of stock options granted prior to January 1, 2003 on consolidated net operating income and the net increase in net assets resulting from operations:

	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net operating income:
As reported	$313,848	$220,101	$140,703
Stock-based compensation, net of tax	(641)	(2,814)	(5,463)

Pro forma	$313,207	$217,287	$135,240

Net operating income per common share:
Basic as reported	$3.16	$2.88	$2.58

Basic pro forma	$3.16	$2.85	$2.48

Diluted as reported	$3.10	$2.83	$2.56

Diluted pro forma	$3.09	$2.80	$2.46

Net increase in net assets resulting from operations:
As reported	$364,909	$281,445	$117,984
Stock-based compensation, net of tax	(641)	(2,814)	(5,463)

Pro forma	$364,268	$278,631	$112,521

Net increase in net assets resulting from operations per common share:
Basic as reported	$3.68	$3.69	$2.16

Basic pro forma	$3.67	$3.65	$2.06

Diluted as reported	$3.60	$3.63	$2.15

Diluted pro forma	$3.59	$3.59	$2.05

The effects of applying FASB Statement No. 123 for pro forma disclosures are not likely to be representative of the effects on reported consolidated net operating income and net increase in net assets resulting from operations for future years.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Concentration of Credit Risk

We place our cash and cash equivalents with major financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. Our interest rate derivative agreements are with three large commercial financial institutions with a Standard & Poor’s short-term debt rating of A-1 or better.

Recent Accounting Pronouncements

In December 2004, the FASB issued FASB Statement No. 123 (revised 2004), “Share-Based Payment,” a revision to FASB Statement No. 123. FASB Statement No. 123(R) also supersedes APB No. 25 and amends FASB Statement No. 95, “Statement of Cash Flows.” Generally, the approach in FASB Statement No. 123(R) is similar to the approach described in FASB Statement No. 123. However, Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. FASB Statement No. 123(R) must be adopted no later than January 1, 2006.

FASB Statement No. 123(R) permits public companies to adopt its requirements using one of two methods:

1.	A “modified prospective” method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of FASB Statement No. 123(R) for all share-based payments granted after the effective date and (b) based on the requirements of FASB Statement No. 123 for all awards granted to employees prior to the effective date of FASB Statement No. 123(R) that remain unvested on the effective date.

2.	A “modified retrospective” method which includes the requirements of the modified prospective method described above, but also permits entities to restate based on the amounts previously recognized under FASB Statement No. 123 for purposes of pro forma disclosures either (a) all periods presented or (b) prior interim periods of the year of adoption.

We plan to adopt FASB Statement No. 123(R) using the “modified prospective” method. Effective January 1, 2003, we adopted the fair-value-based method of accounting for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148. Currently, we use a Black-Scholes option pricing model to estimate the value of stock options granted to employees. We intend to continue to use this acceptable option valuation model upon the required adoption of FASB Statement No. 123(R) on January 1, 2006. All of our stock options granted prior to January 1, 2003 that were accounted for under APB No. 25 and not expensed in our consolidated statements of operations are fully vested as of December 31, 2005 and therefore no additional stock compensation costs for those stock option grants will be recorded subsequent to the adoption of FASB Statement No. 123(R). When recognizing compensation cost under FASB Statement No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards are actually forfeited. However, under FASB Statement No. 123(R), we will be required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of FASB Statement 123(R) in the first quarter of 2006, we will record a cumulative effect of an accounting change for an adjustment to compensation cost, net of related tax effects, for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods. We have not determined the cumulative effect of this accounting change upon adoption. FASB Statement No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as currently required. This new requirement will reduce net operating cash flows and increase net financing cash flows in periods by $3,602 and $4,711 in 2005 and 2004, respectively, upon adoption.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Note 3. Investments

Investments consist of securities issued by publicly- and privately-held companies consisting of senior debt, subordinated debt, equity warrants, preferred and common equity securities and interest rate derivative agreements. Our debt securities are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. We also make investments in securities that do not produce current income. These investments typically consist of equity warrants, common equity, and preferred equity and are identified in the accompanying consolidated schedule of investments. We also invest in commercial mortgage backed securities (“CMBS”) and collateralized debt obligations (“CDO”). As of December 31, 2005, loans on non-accrual status were $132,330, calculated as the cost basis plus unamortized OID. As of December 31, 2005, loans, excluding loans on non-accrual status, with a principal balance of $34,498 were greater than three months past due. As of December 31, 2004, loans on non-accrual status were $87,324. As of December 31, 2004, loans, excluding loans on non-accrual status, with a principal balance of $14,985 were greater than three months past due.

The composition summaries of our investment portfolio as of December 31, 2005 and 2004 at cost and fair value as a percentage of total investments, excluding interest rate derivative agreements, are shown in the following table:

	December 31, 2005	December 31, 2004
COST
Senior debt	29.3%	25.9%
Subordinated debt	36.9%	47.7%
Preferred equity	17.1%	12.4%
Equity warrants	4.8%	5.8%
Common equity	9.7%	7.4%
CMBS & CDO securities	2.2%	0.8%

	December 31, 2005	December 31, 2004
FAIR VALUE
Senior debt	29.5%	26.3%
Subordinated debt	35.2%	45.5%
Preferred equity	15.2%	9.4%
Equity warrants	5.8%	8.5%
Common equity	12.0%	9.5%
CMBS & CDO securities	2.3%	0.8%

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments, excluding interest rate derivative agreements:

	December 31, 2005	December 31, 2004
COST
Commercial Services & Supplies	12.9%	14.3%
Diversified Financial Services	8.0%	1.7%
Electrical Equipment	7.4%	7.0%
Containers & Packaging	7.2%	0.9%
Building Products	6.1%	6.9%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

	December 31, 2005	December 31, 2004
COST
Leisure Equipment & Products	6.1%	5.1%
Food Products	6.0%	8.3%
Auto Components	5.0%	6.1%
Healthcare Equipment & Supplies	3.8%	6.0%
Construction & Engineering	3.7%	3.7%
Machinery	3.2%	5.5%
Electronic Equipment & Instruments	3.1%	2.9%
Textiles, Apparel & Luxury Goods	2.9%	3.5%
IT Services	2.5%	1.1%
Chemicals	2.5%	3.9%
Software	2.5%	0.0%
Healthcare Providers & Services	2.1%	2.9%
Internet & Catalog Retail	2.1%	0.0%
Computers & Peripherals	2.1%	0.8%
Personal Products	1.8%	1.4%
Road & Rail	1.7%	3.6%
Household Durables	1.7%	4.6%
Construction Materials	1.5%	2.1%
Aerospace & Defense	1.1%	2.1%
Distributors	1.0%	1.4%
Household Products	0.7%	2.6%
Media	0.5%	0.0%
Biotechnology	0.4%	0.7%
Specialty Retail	0.0%	0.5%
Other	0.4%	0.4%

	December 31, 2005	December 31, 2004
FAIR VALUE
Commercial Services & Supplies	14.4%	16.6%
Diversified Financial Services	8.1%	1.7%
Electrical Equipment	7.3%	6.9%
Containers & Packaging	7.2%	0.8%
Leisure Equipment & Products	5.7%	4.8%
Building Products	5.7%	5.1%
Auto Components	5.5%	7.0%
Food Products	5.4%	8.0%
Healthcare Equipment & Supplies	4.0%	6.2%
Construction & Engineering	3.8%	3.6%
Electronic Equipment & Instruments	3.8%	3.4%
Textiles, Apparel & Luxury Goods	3.1%	3.5%
Chemicals	2.7%	4.3%
IT Services	2.6%	1.2%
Machinery	2.5%	3.6%
Software	2.5%	0.0%
Internet & Catalog Retail	2.1%	0.0%
Healthcare Providers & Services	1.9%	2.6%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

	December 31, 2005	December 31, 2004
FAIR VALUE
Computers & Peripherals	1.8%	1.0%
Household Durables	1.7%	5.5%
Road & Rail	1.4%	2.9%
Construction Materials	1.4%	2.3%
Aerospace & Defense	1.1%	2.3%
Distributors	1.0%	1.3%
Personal Products	1.0%	1.0%
Household Products	0.8%	2.6%
Media	0.5%	0.1%
Biotechnology	0.4%	0.7%
Other	0.6%	1.0%

The following table shows the portfolio composition by geographic location at cost and at fair value as a percentage of total investments, excluding interest rate derivative agreements. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31, 2005	December 31, 2004
COST
Mid-Atlantic	21.3%	20.3%
Southwest	22.3%	28.2%
Southeast	14.6%	14.2%
North-Central	12.9%	12.8%
South-Central	5.9%	9.6%
Northwest	0.8%	0.9%
Northeast	14.5%	9.2%
International	7.7%	4.8%

	December 31, 2005	December 31, 2004
FAIR VALUE
Mid-Atlantic	22.8%	21.8%
Southwest	21.1%	28.4%
Southeast	14.4%	14.5%
North-Central	14.4%	13.5%
South-Central	5.0%	7.8%
Northwest	0.8%	0.9%
Northeast	14.3%	8.6%
International	7.2%	4.5%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Note 4. Commitments and Obligations

Our debt obligations consisted of the following as of December 31, 2005 and 2004:

Debt	December 31, 2005	December 31, 2004
Secured revolving debt-funding facility, $1,000,000 commitment	$593,369	$623,348
Unsecured revolving debt-funding facility, $255,000 commitment	162,000	—
Secured revolving debt-funding facility, $125,000 commitment	—	—
Unsecured debt due through September 2011	167,000	167,000
Unsecured debt due August 2010	126,000	—
Unsecured debt due October 2020	75,481	—
Repurchase agreements	110,219	28,847
ACAS Business Loan Trust 2002-1 asset securitization	—	2,291
ACAS Business Loan Trust 2002-2 asset securitization	5,406	44,590
ACAS Business Loan Trust 2003-1 asset securitization	23,320	110,895
ACAS Business Loan Trust 2003-2 asset securitization	32,268	174,007
ACAS Business Loan Trust 2004-1 asset securitization	409,772	410,000
ACAS Business Loan Trust 2005-1 asset securitization	762,025	—

Total	$2,466,860	$1,560,978

The weighted average debt balance for the years ended December 31, 2005 and 2004 was $1,891,600 and $999,700, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2005, 2004 and 2003 was 5.32%, 3.69% and 3.18%, respectively. We are currently in compliance with all of our debt covenants. As of December 31, 2005, the fair value of the above borrowings was $2,466,455. As of December 31, 2004, the fair value of the above borrowings approximated cost. The fair value of fixed rate debt instruments is based upon market interest rates. The fair value of variable rate debt instruments is assumed to equal cost.

Revolving Debt-Funding Facilities

We, through ACS Funding Trust I, an affiliated statutory trust, have a secured revolving debt-funding facility (the “AFT I Facility”). On June 13, 2003, we and ACS Funding Trust I entered into an amended and restated loan funding and service agreement with the existing lenders with an aggregate commitment of $225,000. In 2004, we entered into amendments to the existing amended and restated loan funding facility and servicing agreement increasing the aggregate commitment from $225,000 to $425,000 through August 13, 2004. On August 10, 2004, we entered into a second amended and restated loan funding facility and servicing agreement that increased the aggregate commitment to $600,000. Subsequently, we entered into amendments to the second amended and restated loan funding facility and servicing agreement adding additional lenders to the facility and increasing the maximum availability under the facility to $850,000. In January 2005, an existing lender in the facility increased its commitment by $150,000 increasing the total maximum availability to $1,000,000. In August 2005, we amended the facility to extend the termination date to August 2006 and to modify certain other terms. We subsequently amended and restated the facility in the following month to add a multicurrency provision, allowing funds to be borrowed in an alternative currency to the U.S. dollar and to modify certain other terms.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Our ability to make draws on the AFT I Facility expires in August 2006, unless extended for an additional 364-day period with the consent of the lenders. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period through a termination date in August 2008. As of December 31, 2005, this facility was collateralized by loans and assets from our portfolio companies with a principal balance of $737,283. Interest on borrowings under this facility is paid monthly and is charged at either a one-month LIBOR or a commercial paper rate plus a spread of 1.10%. We are also charged an unused commitment fee of 0.15%. The AFT I Facility contains covenants that, among other things, require us to maintain a minimum net worth and restrict the loans securing the facility to certain dollar amounts, concentrations in certain geographic regions and industries, certain loan grade classifications, certain security interests, and interest payment terms.

In March 2004, we entered into a $70,000 secured revolving credit facility with a syndication of lenders. During the revolving period, interest on the borrowings under this facility was charged at either (i) a one-month LIBOR plus 200 basis points or (ii) the greater of the prime rate plus 25 basis points or a federal funds rate plus 125 basis points. In February 2005, we revised the terms of the existing revolving credit facility pursuant to an Amended and Restated Credit Agreement. In connection with the amendment, the maximum availability of borrowing under the revolving credit facility was increased from $70,000 to $100,000 and the facility was converted into an unsecured revolving line of credit. In June 2005, the $100,000 unsecured credit facility was terminated, and we entered into a new $230,000 unsecured revolving line of credit with a syndication of lenders, including lenders from our terminated $100,000 unsecured revolving line of credit. In July 2005, we expanded the facility to $255,000 and it may be expanded through new or additional commitments up to $300,000 in accordance with the terms and conditions of the agreement. In December 2005, we amended and restated the facility to allow it be expanded through new or additional commitments up to $500,000 in accordance with the terms and conditions of the agreement. The facility expires in June 2007 unless extended for an additional 364-day period with the consent of the lenders. Interest on borrowings under the new facility is charged at either (i) LIBOR plus the applicable percentage at such time or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 basis points. The agreement contains covenants that, among other things, require us to maintain certain unsecured debt ratings and a minimum net worth. We are also charged an unused commitment fee.

In June 2004, we and an affiliated trust entered into a $125,000 secured revolving credit facility (the “AFT II Facility”) with a lender. The revolving debt funding period expires in June 2006 unless the facility is extended prior to such date for an additional 364-day period at the discretion of the lender. If the AFT II Facility is not extended, any remaining outstanding principal amount will be amortized over a 24-month period beginning June 2006. Interest on borrowings under this facility is charged at either (i) a one-month LIBOR plus 210 basis points or (ii) a commercial paper rate plus 110 basis points. We are also charged an unused commitment fee of 0.25%. As of December 31, 2005, the AFT II Facility is collateralized by loans and assets from our portfolio companies with a principal balance of $50,630. The facility contains covenants that, among other things, require us to maintain a minimum net worth and certain financial ratios.

Unsecured Debt

In September 2005, we entered into a note purchase agreement to issue $75,000 of senior unsecured fifteen-year notes to accredited investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.923% through the interest payment date in October 2015 and at the rate of LIBOR plus 2.65% thereafter and mature in October 2020.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

In August 2005, we entered into a note purchase agreement to issue an aggregate of $126,000 of long-term unsecured five-year notes to institutional investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.14% and mature in August 2010.

In September 2004, we sold an aggregate $167,000 of long-term unsecured five- and seven-year notes to institutional investors in a private placement offering pursuant to a note purchase agreement. The unsecured notes consist of $82,000 of senior notes, Series A and $85,000 of senior notes, Series B. The Series A notes have a fixed interest rate of 5.92% and mature in September 2009. The Series B notes have a fixed interest rate of 6.46% and mature in September 2011.

Asset Securitizations

In October 2005, we completed an $830,000 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2005-1 (“Trust VI”), an affiliated statutory trust, and agreed to contribute to Trust VI up to $1,000,000 in loans. On the closing date, the aggregate outstanding principal balance of loans contributed by us was $872,000. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust VI issued $435,000 Class A-1 notes, $150,000 Class A-2A notes, $50,000 Class A-2B notes, $50,000 Class B notes, $145,000 Class C notes, $90,000 Class D notes and $80,000 Class E notes (collectively, the “2005-1 Notes”). The Class A-1 notes, Class A-2A notes, Class A-2B notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2005-1 Notes are secured by loans originated or acquired by us and contributed to the Trust. Of the $150,000 Class A-2A notes, $22,025 was drawn upon at closing, $60,000 was drawn upon in December 2005 and the balance of $67,975 is an unfunded commitment as of December 31, 2005. Trust VI may make one more draw under the Class A-2A notes against the unfunded commitment through January 2006 to purchase additional loans to secure the 2005-1 Notes. Early repayments of loans held by Trust VI are first applied to the Class A-1 notes, Class A-2A notes and Class A-2B notes, next to the Class B notes and then to the Class C notes. Through January 2009, Trust VI may also reinvest any principal collections of its existing loans into purchases of additional loans to secure the 2005-1 Notes. The Class A-1 notes have an interest rate of LIBOR plus 25 basis points, the Class A-2A notes have an interest rate of LIBOR plus 20 basis points, the Class A-2B notes have an interest rate of LIBOR plus 35 basis points, the Class B notes have an interest rate of LIBOR plus 40 basis points, and the Class C notes have an interest rate of LIBOR plus 85 basis points. The LIBOR on the 2005-1 Notes during the initial interest period is a four-month LIBOR, and thereafter will be three-month LIBOR. The loans are secured by loans and assets from our portfolio companies with a principal balance of $932,025 as of December 31, 2005. The 2005-1 Notes contain customary default provisions and mature in July 2019 unless redeemed or repurchased prior to such date. The Class A-1 notes, Class A-2A notes, Class A-2B notes, Class B notes and Class C notes mature in July 2019.

In December 2004, we completed a $410,000 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2004-1 (“Trust V”), an affiliated statutory trust, and contributed to Trust V $500,000 in loans. Subjected to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust V was authorized to issue $302,500 Class A notes, $33,750 Class B notes, $73,750 Class C notes, $50,000 Class D notes, and $40,000 Class E notes. The Class A notes, Class B notes, and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The Class A notes carry an interest rate of 2.66% through the first interest payment date in January 2005 and thereafter a rate of three-month LIBOR plus 32 basis points, the Class B notes carry an interest rate of 2.84% through the first interest payment date and thereafter a rate of three-month LIBOR plus 50 basis points, and the Class C notes carry an interest rate of 3.34% through the first interest payment date and thereafter a rate of three-month LIBOR plus 100 basis points. The loans are secured by loans and assets from our portfolio companies with a principal balance of $499,772 as of December 31, 2005. Early repayments are first

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

applied to the Class A notes, then to the Class B notes and then to the Class C notes. Through January 2007, Trust V has the option to reinvest any principal collections of its existing loans into purchases of new loans. The Class A notes, Class B notes, and Class C notes mature in October 2017.

In December 2003, we completed a $317,500 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2003-2 (“Trust IV”), an affiliated statutory trust, and contributed to Trust IV $398,000 in loans. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust IV was authorized to issue $258,000 Class A notes, $40,000 Class B notes, $20,000 Class C notes, $40,000 Class D notes, and $40,000 of Class E notes. The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 48 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 95 basis points, and the Class C notes carry an interest rate of one-month LIBOR plus 175 basis points. The loans are secured by loans and assets from our portfolio companies with a principal balance of $111,654 as of December 31, 2005. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. As of December 31, 2005, there are no Class A notes outstanding. The Class B notes mature in June 2009 and the Class C notes mature in August 2009.

In May 2003, we completed a $238,700 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2003-1 (“Trust III”), an affiliated statutory trust, and contributed to Trust III $308,000 in loans. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust III was authorized to issue $185,000 Class A notes, $31,000 Class B notes, $23,000 Class C notes and $69,000 Class D notes. The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes were retained by us. The Class C notes consist of a $17,000 tranche of floating rate notes and a $6,000 tranche of fixed rate notes. The Class A notes carry an interest rate of one-month LIBOR plus 55 basis points and the Class B notes carry an interest rate of one-month LIBOR plus 120 basis points. The floating rate tranche of the Class C notes carries an interest rate of one-month LIBOR plus 225 basis points and the fixed rate tranche carries an interest rate of 5.14%. The loans are secured by loans and assets from our portfolio companies with a principal balance of $92,632 as of December 31, 2005. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. As of December 31, 2005, there are no Class A notes outstanding. The Class B notes mature in September 2008 and the Class C notes mature in December 2008.

In August 2002, we completed a $157,900 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2002-2 (“Trust II”), an affiliated statutory trust, and contributed to Trust II $210,500 in loans. Subject to continuing compliance with certain conditions, we will remain servicer of the loans. Simultaneously with the initial contribution of loans, Trust II was authorized to issue $105,300 Class A notes and $52,600 Class B notes to institutional investors and $52,600 of Class C notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 160 basis points. The notes are secured by loans and assets from our portfolio companies with a principal balance of $58,040 as of December 31, 2005. Early repayments are first applied to the Class A notes, and then to the Class B notes. As of December 31, 2005, there are no Class A notes outstanding. The Class B notes mature in January 2008.

In March 2002, we completed a $147,300 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2002-1 (“Trust I”), an affiliated statutory trust, and contributed to Trust I $196,300 in loans. Subject to continuing compliance with certain conditions, we will remain servicer of the loans. Simultaneously with the initial contribution of loans, Trust I was authorized to issue $98,200 Class A notes and $49,100 Class B notes to institutional investors and $49,100 of Class C notes were retained by us. The

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. The notes were secured by loans and assets from our portfolio companies. Early repayments were first applied to the Class A notes, and then to the Class B notes. As of December 31, 2005, there are no notes outstanding.

As required by the terms of the trusts, we have entered into interest rate swap agreements to match the interest rate basis of the assets in the trusts with the interest rate basis of the corresponding debt (see Note 7).

Repurchase Agreements

During 2005, 2004 and 2003, we sold at various times all or a portion of certain senior loans, the Class D notes of term securitizations, and commercial mortgage pass-through certificates under repurchase agreements. The repurchase agreements are financing arrangements, in which we sell the senior loans, Class D notes of term securitizations, or commercial mortgage pass-through certificates for a sale price generally ranging from 25% to 80% of the face amount of the assets and we have an obligation to repurchase the loans at the original sale price on a future date. We are required to make payments to the purchaser equal to one-month LIBOR plus 125 basis points of the sales price. The purchaser cannot repledge or sell the loans. We have treated the repurchase agreements as secured financing arrangements with the sale price of the loans included as a debt obligation and the loans continue to be included as an asset on the accompanying consolidated balance sheets.

The expected maturities of our debt obligations, excluding net debt premiums of $473, as of December 31, 2005 were as follows:

2006	$180,634
2007	261,992
2008	483,051
2009	240,871
2010	406,587
Thereafter	893,252

Total	$2,466,387

Commitments

We have non-cancelable operating leases for office space and office equipment. The leases expire over the next eleven years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2005, 2004, and 2003 was approximately $3,850, $2,916 and $2,542, respectively.

Future minimum lease payments under non-cancelable operating leases at December 31, 2005 were as follows:

2006	$7,047
2007	8,258
2008	8,213
2009	8,105
2010	7,790
Thereafter	28,532

Total	$67,945

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

As of December 31, 2005, we had commitments under loan agreements to fund up to $235,644 to 45 portfolio companies. These commitments are primarily composed of working capital credit facilities and acquisition credit facilities. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in our portfolio.

As of December 31, 2005, we were also subject to a subscription agreement to fund up to €392,278 (or $464,614) of equity commitments to European Capital Limited (See Note 13).

Note 5. Stock Compensation

We have employee stock option plans, which provide for the granting of options to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant to our employees. For the years ended December 31, 2005, 2004 and 2003, we recorded $13,951, $10,067 and $2,584, respectively, in stock-based compensation. Unearned stock compensation was $58,977 and $36,690 as of December 31, 2005 and 2004, respectively, and is included in shareholders’ equity in the accompanying consolidated balance sheets.

Employee Stock Option Plans for 2003 to 2005

For our stock option plans approved by our shareholders from 2003 and forward, the stock options granted must have a per share exercise price of no less than the fair market value on the date of the grant; however, the plans provide that unless the compensation and corporate governance committee of the board of directors determines otherwise, the exercise price of the stock options will be automatically reduced by the amount of any cash dividends paid on our common stock after the option is granted but before it is exercised. Beginning in the second quarter of 2005, the compensation and corporate governance committee determined that it will no longer reduce the exercise price for these stock options by the amount of any cash dividends paid on our common stock unless it receives confirmation from the staff of the Securities and Exchange Commission that we may do so. Stock options granted under these plans vest over a five-year period and may be exercised for a period of no more than ten years from the date of grant. All of the stock options granted under these plans are non-qualified options. As of December 31, 2005, there are 1,883 shares available to be granted under these stock option plans.

Employee Stock Option Plans for 2002 and Earlier

For our stock option plans approved by our shareholders in 2002 and earlier, the stock options granted must have a per share exercise price of no less than the fair market value on the date of the grant. Stock options under these plans vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As of December 31, 2005, there are 133 shares available to be granted under these stock option plans.

Non-Employee Director Option Plan

We also have a non-employee director stock option plan. Options granted under the director plan are non-qualified stock options. Stock options granted under the director option plan must have a per share exercise price of no less than the fair market value on the date of the grant. Options under the director option plan vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant. As of December 31, 2005, there are 40 shares available for grant under the director option plan. Our shareholders have approved the granting of an additional 150 shares of common stock for the director option plan; however, we have not yet received approval for these additional 150 shares from the Securities and Exchange Commission.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

A summary of the status of all of our stock option plans as of and for the years ended December 31, 2005, 2004, and 2003 is as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	7,807	$24.42	6,885	$25.07	4,115	$26.49
Granted	4,233	$36.12	2,719	$26.33	2,955	$22.92
Exercised	(1,742)	$25.67	(1,480)	$25.49	(137)	$22.54
Canceled and expired	(238)	$26.38	(317)	$24.79	(48)	$25.45

Options outstanding, end of year	10,060	$28.71	7,807	$24.42	6,885	$25.07

Options exercisable at year end	2,421	$24.68	3,047	$26.11	4,015	$26.63

The following table summarizes information about stock options outstanding at December 31, 2005:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding at December 31, 2005	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2005	Weighted Average Exercise Price
$17.72 to $21.59	1,912	7.4	$18.40	658	$18.47
$21.60 to $26.31	2,242	7.7	$23.70	774	$24.28
$26.32 to $30.70	1,579	7.4	$28.45	886	$28.90
$30.71 to $35.02	385	9.0	$32.00	103	$31.03
$35.03 to $38.61	3,942	9.7	$36.34	—	$—

	10,060	8.4	$28.71	2,421	$24.68

In 2005, we contributed funds of $7,759 to a deferred compensation trust for the benefit of certain employees. The trust used the funds to purchase shares of our common stock on the open market that will vest to the employee pro rata over a five-year period. We record compensation cost for this deferred compensation obligation based on the fair value of our common stock as of the end of each reporting period for the portion of the award representing the percentage of requisite service that has been rendered as of the end of each reporting period until the date of settlement with the employee. The trust is consolidated in the accompanying consolidated financial statements and the shares of our common stock held by the trust are considered treasury stock for accounting purposes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Note 6. Capital Stock

Our common share activity for the years ended December 31, 2005, 2004, and 2003 was as follows:

	December 31, 2005	December 31, 2004	December 31, 2003
Common shares outstanding at beginning of period	88,705	65,949	43,469
Issuance of common stock	27,550	21,049	22,313
Issuance of common stock under stock option plans	1,742	1,480	137
Issuance of common stock under dividend reinvestment plan	1,126	227	30
Purchase of common stock held in deferred compensation trust	(210)	—	—

Common shares outstanding at end of period	118,913	88,705	65,949

In August 2004, we amended our dividend reinvestment plan to provide a 5% discount on shares purchased through the reinvested dividends, effective for dividends paid in December 2004 and thereafter, subject to terms of the plan.

Forward Sale Agreements

We periodically complete public offerings where shares of our common stock are sold in which a portion of the shares are offered directly by us and a portion of the shares are sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements. The shares of common stock sold by third parties are borrowed from third party market sources by counterparties, or forward purchasers, of the forward sale agreements who then sell the shares to the public. Pursuant to the forward sale agreements, we are required to sell to the forward purchasers shares of our common stock generally at such times as we elect over a one-year period. The forward sale agreements provide for settlement on a settlement date or dates to be specified at our discretion within a one-year period. On a settlement date, we issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price is initially the public offering price of shares of our common stock less the underwriting discount. The forward sale agreements provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and also is subject to specified decreases on certain dates during the duration of the agreement. The forward sale prices are also subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Each forward purchaser under a forward sale agreement has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

In accordance with Emerging Issues Task Force (EITF) Issue No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the forward sale agreements are considered equity instruments and the shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, “Participating Securities and the Two-Class Method Under FASB Statement No. 128,” the forward sale agreements are not considered participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, “Earnings per Share.” However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

Equity Offerings

For fiscal years 2005, 2004 and 2003, we completed several public offerings of our common stock and entered into several forward sale agreements. The following table summarizes the total shares sold, including shares sold pursuant to the underwriters’ over-allotment options and through forward sale agreements, and the proceeds we received, excluding issuance costs, for the public offerings of our common stock for fiscal years 2005, 2004 and 2003:

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price per Share
Issuances under November 2005 Forward Sale Agreements	1,500	$54,380	$36.25
November 2005 public offering	3,050	112,670	36.94
Issuances under September 2005 Forward Sale Agreements	4,750	167,335	35.23
September 2005 public offering	2,000	71,440	35.72
Issuances under March 2005 Forward Sale Agreements	8,000	235,353	29.42
March 2005 public offering	2,000	60,228	30.11
Issuances under September 2004 Forward Sale Agreements	6,250	178,312	28.53

Total for the year ended December 31, 2005	27,550	$879,718	$31.93

Issuances under September 2004 Forward Sale Agreements	2,750	$81,244	$29.54
September 2004 public offering	4,225	127,511	30.18
July 2004 public offering	4,425	118,325	26.74
May 2004 public offering	7,475	183,063	24.49
February 2004 public offering	2,174	68,313	31.42

Total for the year ended December 31, 2004	21,049	$578,456	$27.48

November 2003 public offering	8,740	$223,945	$25.62
September 2003 public offering	2,188	51,826	23.69
March 2003 public offering	6,670	143,356	21.49
January 2003 public offering	4,715	102,033	21.64

Total for the year ended December 31, 2003	22,313	$521,160	$23.36

In September 2005, we entered into forward sale agreements (the “September 2005 Forward Sale Agreements”) to purchase 5,500 shares of common stock. The 5,500 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the September 2005 Forward Sale Agreements who then sold the shares to the public. Pursuant to the September 2005 Forward Sale Agreements, we must sell to the forward purchasers 5,500 shares of our common stock generally at such times as we elect

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

over a one-year period. The September 2005 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within the duration of the September 2005 Forward Sale Agreements through termination in September 2006. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $35.72 per share, which was the public offering price of shares of our common stock less the underwriting discount. The September 2005 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to decrease by $0.79, $0.04, $0.79, $0.80 and $0.82 per share on December 2, 2005, December 27, 2005, March 3, 2006, June 2, 2006 and September 1, 2006, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. As of December 31, 2005, there are 750 shares available under the September 2005 Forward Sale Agreements at a forward sale price of $35.25 per share.

In November 2005, we entered into forward sale agreements (the November 2005 Forward Sale Agreements”) to purchase 5,000 shares of common stock. The 5,000 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the November 2005 Forward Sale Agreements who then sold the shares to the public. Pursuant to the November 2005 Forward Sale Agreements, we must sell to the forward purchasers 5,000 shares of our common stock generally at such times as we elect over a one-year period. The November 2005 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within the duration of the November 2005 Forward Sale Agreements through termination in November 2006. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $36.941 per share, which was the public offering price of shares of our common stock less the underwriting discount. The November 2005 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to decrease by $0.79, $0.03, $0.80, $0.81 and $0.82 per share on December 2, 2005, December 27, 2005, March 3, 2006, June 2, 2006 and September 1, 2006, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. As of December 31, 2005, there are 3,500 shares available under the November 2005 Forward Sale Agreements at a forward sale price of $36.26 per share.

We also entered into forward sale agreements in September 2004 and March 2005 that have been fully settled as of December 31, 2005.

Distributions in Excess of Net Realized Earnings

As of December 31, 2005, December 31, 2004 and December 31, 2003, our distributions in excess of net realized earnings on our consolidated balance sheets were comprised of the following:

	December 31, 2005	December 31, 2004	December 31, 2003
Undistributed (distributions in excess of) net realized gains (losses)	$12,163	$(24,244)	$13,626
Distributions in excess of net operating income	(34,571)	(38,788)	(37,311)

Distributions in excess of net realized earnings	$(22,408)	$(63,032)	$(23,685)

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Note 7. Interest Rate Risk Management

We use derivative financial instruments to manage interest rate risk and to fulfill our obligation under the terms of our revolving debt funding facilities and asset securitizations. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” In 2004, the Securities and Exchange Commission prescribed new guidance on its interpretations of FASB Statement No. 133 for public investment companies related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Under the new accounting method, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. We adopted the new accounting method prospectively in 2004. The adoption of this new accounting method did not have any impact on our net increase in net assets resulting from operations.

We have interest rate swap agreements where we pay either a variable rate equal to the prime lending rate (7.25% and 5.25% at December 31, 2005 and 2004, respectively) and receive a floating rate based on LIBOR (4.39% and 2.40% at December 31, 2005 and 2004, respectively), or pay a fixed rate and receive a floating rate based on LIBOR. We also have interest rate swaption agreements where, if exercised, we pay a floating rate based on the one-month LIBOR and receive a fixed rate. We also have interest rate cap agreements that may entitle us to receive an amount, if any, by which our interest payments on our variable rate debt exceed specified interest rates.

Periodically, an interest rate swap agreement will also be amended. Any underlying unrealized appreciation or depreciation associated with the original interest rate swap agreement at the time of amendment will be factored into the contractual interest terms of the amended interest rate swap agreement. The contractual terms of the amended interest rate swap agreement are set such that its estimated fair value is equivalent to the estimated fair value of the original interest rate swap agreement. No realized gain or loss is recorded upon amendment when the estimated fair values of the original and amended interest rate swap agreement are substantially the same.

As of December 31, 2005 and 2004, our interest rate derivative agreements had a remaining weighted average maturity of approximately 4.9 and 4.9 years, respectively. The fair value and notional amounts of our interest rate derivative agreements are included in the accompanying consolidated schedule of investments. The fair value of these agreements is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

Note 8. Income Taxes

We operate to qualify as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must annually distribute based on our tax fiscal year to our stockholders in a timely manner at least 90% of our investment company taxable income. A RIC is not subject to federal income tax on the portion of the investment company taxable income and capital gains that are distributed to its stockholders. We have distributed and currently intend to distribute sufficient dividends to eliminate investment company taxable income for our tax fiscal years. If we fail to qualify as a RIC in any taxable year, we would be subject to tax in such year on all of our taxable income, regardless of whether we made any distributions to our stockholders. We have a tax fiscal

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

year that ends on September 30. Taxable income differs from net income as defined by generally accepted accounting principles due to temporary and permanent differences in interest and dividend income recognition, fee income recognition, stock compensation and other expense recognition, returns of capital and net unrealized appreciation or depreciation.

We are also subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98% of our capital gain net income for each one-year period ending on October 31. For the calendar year ended December 31, 2005, we did not distribute at least 98% of our investment company taxable income and recorded an excise tax expense of $1,648, which is included in our provision for income taxes on the accompanying consolidated statements of operations.

We declared dividends of $309,631, $221,578 and $156,935, or $3.08, $2.91 and $2.79 per share for the years ended December 31, 2005, 2004, and 2003, respectively. For income tax purposes, our distributions to shareholders were composed of ordinary income for each of the years ended December 31, 2005, 2004 and 2003, respectively.

For the tax years ended September 30, 2005, 2004 and 2003, to the extent we had capital gains, they were fully offset by either capital losses or capital loss carry forwards. As of December 31, 2005, our net capital loss carry forward was $19,879, which expires from 2013 through 2014.

The aggregate gross unrealized appreciation of our investments over cost for federal income tax purposes was $299,312 and $255,925 as of December 31, 2005 and 2004, respectively. The aggregate gross unrealized depreciation of our investments under cost for federal income tax purposes was $381,887 and $310,299 at December 31, 2005 and 2004, respectively. The net unrealized depreciation under cost was $82,575 and $54,374 at December 31, 2005 and December 31, 2004, respectively. The aggregate cost of securities for federal income tax purposes was $5,199,671 and $3,258,666 as of December 31, 2005 and 2004, respectively.

We obtained a ruling in April 1998 from the IRS which we had requested to clarify the tax consequences of the conversion from taxation under subchapter C to subchapter M of the Code. This ruling was sought by us to avoid incurring a tax liability associated with the unrealized appreciation of assets whose fair market value exceeded their basis immediately prior to conversion. Under the terms of the ruling, we elected to be subject to rules similar to the rules of Section 1374 of the Internal Revenue Code with respect to any unrealized gain inherent in its assets, upon its conversion to RIC status (built-in gain). Generally, this treatment allows deferring recognition of the built-in gain. If we were to divest ourselves of any assets in which we had built-in gains before the end of a ten-year recognition period, we would then be subject to tax on our built-in gain.

Our consolidated taxable operating subsidiaries, ACFS and ECFS, are subject to federal, state and local income tax in their respective jurisdictions. ECFS is incorporated in Guernsey where it has received an exempt status and therefore does not pay any income tax; however, the wholly-owned subsidiaries of ECFS are subject to corporate level income tax. For the fiscal year ended December 31, 2003, our taxable operating subsidiaries operated at a profit for which we used a fully reserved net operating loss carry forward and the reversal of a valuation allowance on deferred tax assets and therefore recorded no income tax provision. For the fiscal year ended December 31, 2004, we used the remaining amount of the fully reserved net operating loss carry forward and recorded a reversal of the remaining valuation allowance on deferred tax assets.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

For the fiscal years ended December 31, 2005 and 2004, the provision for income taxes was comprised of the following:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Current tax expense:
Federal	$9,640	$5,447
State	3,155	1,172
Foreign	451	—

Total current tax expense	13,246	6,619

Deferred tax benefit:
Federal	(1,829)	(3,510)
State	(561)	(979)

Total deferred tax benefit	(2,390)	(4,489)
Excise tax	1,648	—

Total provision for income taxes	$12,504	$2,130

A reconciliation between the taxes computed at the federal statutory rate and our effective tax rate for our taxable operating subsidiaries for the fiscal years ended December 31, 2005 and 2004 is as follows:

	Year Ended December 31, 2005	Year Ended December 31, 2004
Federal statutory tax rate	35.0%	35.0%
State taxes, net of federal tax benefit	6.3%	5.0%
Valuation allowance for deferred tax assets	0.0%	(14.2)%
Other, net	1.0%	1.3%

Effective income tax rate	42.3%	27.1%

Deferred income tax balances for our taxable operating subsidiaries reflect the impact of temporary differences between the carrying amount of assets and liabilities and their taxes bases and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. The components of our deferred tax assets and liabilities for our taxable operating subsidiaries as of December 31, 2005 and December 31, 2004 were as follows:

	December 31, 2005	December 31, 2004
Deferred tax assets:
Stock option compensation	$6,027	$3,500
Allowance for doubtful accounts	1,883	2,098
Other	532	375

Total deferred tax assets	8,442	5,973

Deferred tax liabilities:
Property & equipment	(596)	(517)

Total deferred tax liabilities	(596)	(517)

Net deferred taxes	$7,846	$5,456

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Note 9. Employee Stock Ownership Plan

We maintain an employee stock ownership plan (“ESOP”), in which all our domestic employees participate and which is fully funded on a pro rata basis by us. The plan provides for participants to receive employer contributions of at least 3% of total annual employee compensation, up to certain statutory limitations. Plan participants are fully vested in the employer contributions. For the years ended December 31, 2005, 2004, and 2003, we accrued $955, $626, and $534 in cash contributions to the ESOP, respectively. All shares held by the ESOP are considered outstanding for earnings per share computations.

We sponsor an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets that are deposited into the ESOP.

Note 10. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31, 2005, 2004, and 2003:

	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Numerator for basic and diluted net operating income per share	$313,848	$220,101	$140,703

Numerator for basic and diluted earnings per share	$364,909	$281,445	$117,984

Denominator for basic weighted average shares	99,270	76,362	54,632
Employee stock options and awards	1,006	1,016	324
Shares issuable under forward sale agreements	1,100	259	—
Contingently issuable shares*	—	1	40

Denominator for diluted weighted average shares	101,376	77,638	54,996

Basic net operating income per common share	$3.16	$2.88	$2.58
Diluted net operating income per common share	$3.10	$2.83	$2.56
Basic earnings per common share	$3.68	$3.69	$2.16
Diluted earnings per common share	$3.60	$3.63	$2.15

*	Contingently issuable shares are unvested shares outstanding that secure employee stock option loans.

Note 11. Related Party Transactions

We have provided loans to employees for the exercise of options under the employee stock option plans. The loans require the current payment of interest at a market rate, have varying terms not exceeding nine years and have been recorded as a reduction of shareholders’ equity. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. Interest is charged and paid on such loans at a market rate of interest. If the value of the common stock drops to less than the loan balance, the loan maturity will be accelerated and the collateral foreclosed upon. The employee may avoid acceleration and foreclosure by delivering additional collateral to us. We recognized interest income from these loans of $330, $384 and $443 during the years ended December 31, 2005, 2004 and 2003, respectively. Notes receivable from the sale of common stock was $6,655 and $6,845 as of December 31, 2005 and 2004, respectively, and are included in shareholders’ equity in the accompanying consolidated balance sheets.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

In connection with the issuance of the stock loans to three executive officers, we entered into agreements to purchase split dollar life insurance for these executive officers in 1999. The aggregate cost of the split dollar life insurance of $2,811 is being amortized over a ten-year period as long as each executive officer either continues employment or is bound by a non-compete agreement upon termination. During the period the loans are outstanding, we have a collateral interest in the cash value and death benefit of these policies as additional security for the loans. Additionally, as long as the policy premium is not fully amortized, we have a collateral interest in such items generally equal to the unamortized cost of the policies. In the event of an individual’s termination of employment with us before the end of such ten-year period, or, his election not to be bound by non-compete agreements, such individual must reimburse us the unamortized cost of his policy. Two of the executive officers terminated their employment with us, but they are bound by non-compete agreements. The loans for these two former executive officers were repaid. For the years ended December 31, 2005, 2004 and 2003, we recorded $337, $402 and $281 of amortization expense on the insurance policies, respectively.

Note 12. Segment Data

Our reportable segments are our investing operations as a business development company and our advisory operations.

The following table presents segment data for the year ended December 31, 2005:

	Investing	Advisory	Consolidated
Interest and dividend income	$425,795	$60	$425,855
Fee and other income	18,531	110,114	128,645

Total operating income	444,326	110,174	554,500

Interest	100,715	—	100,715
Salaries, benefits and stock-based compensation	28,457	57,223	85,680
General and administrative	14,492	27,261	41,753

Total operating expenses	143,664	84,484	228,148

Operating income before income taxes	300,662	25,690	326,352

Provision for income taxes	(1,648)	(10,856)	(12,504)

Net operating income	299,014	14,834	313,848

Net realized gain on investments	36,407	—	36,407
Net unrealized appreciation of investments	14,654	—	14,654

Net increase in net assets resulting from operations	$350,075	$14,834	$364,909

Total assets	$5,403,583	$45,526	$5,449,109

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

The following table presents segment data for the year ended December 31, 2004:

	Investing	Advisory	Consolidated
Interest and dividend income	$271,232	$1	$271,233
Fee and other income	8,214	56,635	64,849

Total operating income	279,446	56,636	336,082

Interest	36,851	—	36,851
Salaries, benefits and stock-based compensation	15,693	34,820	50,513
General and administrative	12,540	13,947	26,487

Total operating expenses	65,084	48,767	113,851

Operating income before income taxes	214,362	7,869	222,231

Provision for income taxes	—	(2,130)	(2,130)

Net operating income	214,362	5,739	220,101

Net realized loss on investments	(37,870)	—	(37,870)
Net unrealized appreciation of investments	99,214	—	99,214

Net increase in net assets resulting from operations	$275,706	$5,739	$281,445

Total assets	$3,472,790	$18,637	$3,491,427

The following table presents segment data for the year ended December 31, 2003:

	Investing	Advisory	Consolidated
Interest and dividend income	$159,057	$1	$159,058
Fee and other income	4,651	42,571	47,222

Total operating income	163,708	42,572	206,280

Interest	18,514	—	18,514
Salaries, benefits and stock-based compensation	5,780	24,754	30,534
General and administrative	6,744	9,785	16,529

Total operating expenses	31,038	34,539	65,577

Net operating income	132,670	8,033	140,703

Net realized gain on investments	22,006	—	22,006
Net unrealized depreciation of investments	(44,725)	—	(44,725)

Net increase in net assets resulting from operations	$109,951	$8,033	$117,984

Total assets	$2,058,160	$10,168	$2,068,328

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

The following table presents operating revenues and assets for the years ended December 31, 2005, 2004, and 2003 by geographic location. The geographic location of a portfolio investment is determined by the location of the corporate headquarters of the portfolio company.

	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Operating income
United States	$514,873	$323,015	$201,011
Foreign	39,627	13,067	5,269

Total operating income	$554,500	$336,082	$206,280

Assets
United States	$5,062,826	$3,347,457	$2,020,936
Foreign	386,283	143,970	47,392

Total assets	$5,449,109	$3,491,427	$2,068,328

Note 13. Investment in European Capital Limited

On September 30, 2005, European Capital Limited (“ECAS Holding”), a company incorporated in Guernsey, closed on an offering of €750,000 of equity commitments. We provided €520,745 of the equity commitments and third party institutional investors provided €229,255 of the remaining equity commitments. ECAS Holding, through its subsidiary, European Capital S.A. SICAR (“ECAS”), invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and mid-sized public companies primarily in Europe. As of December 31, 2005, we have funded €128,467 ($153,328) of our equity commitment and have a remaining unfunded equity commitment of €392,278 ($464,614). During 2005, we also provided ECAS Holding with senior bridge loan financing of $166,763 of which $24,861 remains outstanding as of December 31, 2005. Our total investment in ECAS Holding as of December 31, 2005 of $178,189 is included as an investment in our accompanying consolidated balance sheet.

Our wholly-owned subsidiary ECFS, entered into a services agreement with ECAS Holding and an investment management agreement with ECAS. Pursuant to the investment management agreement and services agreement, we provide advisory and management services to ECAS and receive a management fee equal to 1.25% of the greater of ECAS’ weighted average gross assets or €750,000. In addition, ECAS and ECAS Holding will reimburse us for all costs and expenses incurred by ECFS during the term of the agreement including all cost and expenses incurred by us and ECFS for the organization and formation of ECAS, ECAS Holdings and ECFS. For the year ended December 31, 2005, we recorded $13,770 of revenue from these agreements consisting of $2,788 of management fees and $10,982 for reimbursements of costs and expenses. As of December 31, 2005, we had a receivable of $10,402 due from ECAS and ECAS Holding for management fees and reimbursements of costs and expenses, which is included in other assets in the accompanying consolidated balance sheets.

Also pursuant to the investment management agreement, we received in October 2005 warrants to purchase ordinary shares of ECAS Holding representing 20% of ECAS Holding’s ordinary shares on a fully-diluted basis. The initial exercise price of the warrants is €10 per share, which is the same per share price that the original investors purchased their ordinary shares in the initial offering. The per share exercise price on the warrants will be reduced to reflect the amount of any future dividends on the ordinary shares. In the event that ECAS Holding issues additional ordinary shares, we will receive additional warrants to purchase ordinary shares in ECAS so that

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

at all times the warrants issued to us as manager are not less than 20% of ECAS Holding’s ordinary shares on a fully-diluted basis. In the event that ECAS Holdings undertakes an initial public offering and legal requirements effectively prevent ECAS Holding from being able to issue additional warrants to us, then ECAS Holding will pay us an incentive management fee in cash. The incentive management fee would be subject to a cumulative hurdle rate of 2% per quarter of ECAS’ pre-incentive fee net income as a return on quarterly average net asset value, determined on a cumulative basis through the end of quarter. The incentive management fee, if any, would be earned and payable as follows: (i) no incentive management fee in any calendar quarter in which ECAS’ pre-incentive fee net income does not exceed the cumulative hurdle rate or (ii) 100% of the amount of ECAS’ pre-incentive management fee net income, if any, that exceeds the cumulative hurdle rate but is less than 2.5% per quarter, plus 20% of the amount of ECAS’ pre-incentive fee net income, if any, that is equal to or exceeds 2.5%.

ECAS Holding intends to provide liquidity opportunities to its minority shareholders. In order to provide its minority shareholders with liquidity, the minority shareholders may have the right, in the event that a liquidity event has not been provided within three years of the initial close, to put, subject to applicable law, 50% of their ordinary shares to ECAS Holding at fair market value. In the event that a liquidity event has not been provided within four years of the initial close, the minority shareholders may put, subject to applicable law, 100% of their ordinary shares to ECAS Holding at fair market value. If ECAS Holdings is unable to fulfill its obligations to redeem the shares, then (i) ECAS Holdings will suspend all future dividends to us until such shares are redeemed, (ii) minority investors other than us will have the right to designate a substantial minority of the board of directors of ECAS Holding, and (iii) in the event that ECAS Holdings does not redeem such shares by the second put date then the minority investors other than us will have the right to designate a majority of the board of directors of ECAS Holding.

Note 14. Selected Quarterly Data (Unaudited)

The following tables present our quarterly financial information for the fiscal years ended December 31, 2005 and 2004:

	Three Months Ended March 31, 2005	Three Months Ended June 30, 2005	Three Months Ended September 30, 2005	Three Months Ended December 31, 2005	Year Ended December 31, 2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$100,855	$131,732	$148,752	$173,161	$554,500
Net operating income (“NOI”)	$63,887	$73,474	$85,926	$90,561	$313,848
Net increase in net assets resulting from operations	$111,680	$79,349	$94,057	$79,823	$364,909
NOI per common share, basic	$0.71	$0.78	$0.84	$0.82	$3.16
NOI per common share, diluted	$0.70	$0.76	$0.82	$0.80	$3.10
Earnings per common share, basic	$1.25	$0.84	$0.92	$0.72	$3.68
Earnings per common share, diluted	$1.22	$0.82	$0.90	$0.71	$3.60
Basic shares outstanding	89,534	93,915	102,366	110,995	99,270
Diluted shares outstanding	91,401	96,731	104,499	112,603	101,376

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

	Three Months Ended March 31, 2004	Three Months Ended June 30, 2004	Three Months Ended September 30, 2004	Three Months Ended December 31, 2004	Year Ended December 31, 2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$66,530	$75,578	$82,266	$111,708	$336,082
Net operating income	$47,494	$52,999	$54,718	$64,890	$220,101
Net increase in net assets resulting from operations	$34,603	$88,899	$60,599	$97,344	$281,445
NOI per common share, basic	$0.71	$0.74	$0.68	$0.76	$2.88
NOI per common share, diluted	$0.70	$0.73	$0.67	$0.74	$2.83
Earnings per common share, basic	$0.52	$1.24	$0.75	$1.14	$3.69
Earnings per common share, diluted	$0.51	$1.22	$0.74	$1.11	$3.63
Basic shares outstanding	67,126	71,959	80,730	85,485	76,362
Diluted shares outstanding	68,269	72,583	81,700	87,799	77,638

Note 15. Subsequent Event

In January 2006, we completed a public offering of our common stock and sold 600 shares of common stock for proceeds, net of the underwriter’s discount, of $20,904. As part of the public offering in January 2006, we also entered into a forward sale agreement (the “January 2006 Forward Sale Agreement”) to purchase 4,000 shares of common stock. The 4,000 shares of common stock were borrowed from third party market sources by the counterparty, or forward purchaser, of the January 2006 Forward Sale Agreement who then sold the shares to the public. Pursuant to the January 2006 Forward Sale Agreement, we must sell to the forward purchaser 4,000 shares of our common stock generally at such times as we elect over a one-year period. The January 2006 Forward Sale Agreement provides for settlement on a settlement date or dates to be specified at our discretion within the duration of the January 2006 Forward Sale Agreement through termination in January 2007. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $34.84 per share, which was the public offering price of shares of our common stock less the underwriting discount. The January 2006 Forward Sale Agreement provides that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to decrease by $0.80, $0.82, $0.85 and $0.86 per share on March 3, 2006, June 2, 2006, September 1, 2006 and December 1, 2006, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchaser of borrowing our common stock exceeds a specified amount.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS AND FINANCIAL INFORMATION

(in thousands, except per share amounts)

	March 31, 2006	December 31, 2005
	(unaudited)
Assets
Investments at fair value (cost of $5,501,929 and $5,134,398, respectively)
Non-Control/Non-Affiliate investments (cost of $2,479,607 and $2,156,065, respectively)	$2,502,646	$2,135,795
Affiliate investments (cost of $392,786 and $420,370, respectively)	421,029	449,026
Control investments (cost of $2,629,536 and $2,557,963, respectively)	2,547,933	2,516,282
Interest rate derivatives	41,622	18,132

Total investments at fair value	5,513,230	5,119,235
Cash and cash equivalents	67,830	97,134
Restricted cash	84,030	121,772
Interest receivable	34,585	32,668
Other	100,467	78,300

Total assets	$5,800,142	$5,449,109

Liabilities and Shareholders’ Equity
Debt (maturing within one year of $200,636, and $180,634, respectively)	$2,519,082	$2,466,860
Interest rate derivative agreements	4,670	2,140
Accrued dividends payable	96,601	3,574
Other	58,839	78,898

Total liabilities	2,679,192	2,551,472

Commitments and contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 200,000 shares authorized, 123,575 and 119,123 issued and 123,364 and 118,913 outstanding, respectively	1,234	1,189
Capital in excess of par value	3,100,242	2,942,814
Notes receivable from sale of common stock	(6,655)	(6,655)
Undistributed (distributions in excess of) net realized earnings	19,498	(22,408)
Net unrealized appreciation (depreciation) of investments	6,631	(17,303)

Total shareholders’ equity	3,120,950	2,897,637

Total liabilities and shareholders’ equity	$5,800,142	$5,449,109

Net asset value per share	$25.30	$24.37

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2006	2005
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$67,560	$36,353
Affiliate investments	11,579	12,516
Control investments	51,986	37,549

Total interest and dividend income	131,125	86,418

Fee and Other Income
Non-Control/Non-Affiliate investments	17,894	2,604
Affiliate investments	328	1,833
Control investments	23,831	10,000

Total fee and other income	42,053	14,437

Total operating income	173,178	100,855

OPERATING EXPENSES:
Interest	35,982	17,346
Salaries, benefits and stock-based compensation	23,215	12,312
General and administrative	15,417	6,285

Total operating expenses	74,614	35,943

OPERATING INCOME BEFORE INCOME TAXES	98,564	64,912
Provision for income taxes	(5,668)	(1,025)

NET OPERATING INCOME	92,896	63,887

Net realized gain (loss) on investments
Non-Control/Non-Affiliate investments	4,684	1,888
Affiliate investments	4,550	752
Control investments	33,440	5,481
Interest rate derivatives	1,524	(3,295)

Total net realized gain on investments	44,198	4,826

Net unrealized appreciation (depreciation) of investments
Portfolio company investments	2,974	24,717
Interest rate derivative periodic payment accrual	(1,311)	(280)
Interest rate derivatives	22,271	18,530

Total net unrealized appreciation of investments	23,934	42,967

Total net gain on investments	68,132	47,793

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	161,028	111,680
Cumulative effect of accounting change, net of tax	1,026	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$162,054	$111,680

NET OPERATING INCOME PER COMMON SHARE:
Basic	$0.77	$0.71
Diluted	$0.77	$0.70
NET EARNINGS PER COMMON SHARE:
Basic	$1.35	$1.25
Diluted	$1.34	$1.22
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	119,866	89,534
Diluted	121,086	91,401
DIVIDENDS DECLARED PER COMMON SHARE	$0.80	$0.73

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06)(7)	$10,000	$9,898	$9,913
		Common Stock Warrants (2,004 shares)(1)		534	3,522

				10,432	13,435
Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		246	—
AmSan, LLC	Distributors	Senior Debt (12.1%, Due 8/10)(7)	25,000	24,667	24,667

Astrodyne Corporation	Electrical Equipment	Senior Debt (12.5%, Due 4/10 – 4/11)(7)	6,800	6,671	6,671
		Subordinated Debt (12.0%, Due 4/12)(7)	11,000	10,850	10,850
		Redeemable Preferred Stock (1 share)(1)		—	—
		Convertible Preferred Stock (552,705 shares)		10,888	10,888

				28,409	28,409

BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (13.1%, Due 9/10)(7)	15,000	14,854	14,854
		Subordinated Debt (16.0%, Due 9/11 – 9/12)(7)	52,410	51,849	51,849

				66,703	66,703

BBB Industries, LLC	Auto Components	Senior Debt (14.1%, Due 5/11)(7)	20,000	19,745	19,745
		Subordinated Debt (17.5%, Due 11/11)(7)	5,375	5,307	5,307

				25,052	25,052

BC Natural Foods, LLC	Food Products	Subordinated Debt (17.0%, Due 9/10)(7)	15,553	15,087	15,087
		Common Membership Warrants (15.2% membership interest)(1)		3,331	8,658

				18,418	23,745

Beacon Hospice, Inc.	Health Care Providers & Services	Subordinated Debt (14.5%, Due 2/12)(7)	10,299	10,162	10,162

BLI Partners, LLC	Personal Products	Common Membership (20% membership interest)(1)		17,344	—

Breeze Industrial Products Corporation	Auto Components	Subordinated Debt (14.5%, Due 9/12 – 8/13)(7)	13,516	13,375	13,375

Bushnell Performance Optics	Leisure Equipment & Products	Subordinated Debt (12.5%, Due 8/12 – 8/13)(7)	117,728	116,044	116,044

Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (10.7%, Due 7/12)(7)	3,000	3,000	3,000

Case Logic, Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.7%, Due 3/10)	24,947	22,149	22,199
		Common Stock Warrants (197,322 shares)(1)		5,418	2,924
		Common Stock (11,850 shares)(1)		—	—
		Preferred Stock Warrants (1,564 shares)(1)		—	—
		Redeemable Preferred Stock (11,850 shares)(1)		441	241

				28,008	25,364
Colts 2005-1	Diversified Financial Services	Common Stock (360 shares)		9,697	11,439

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Colts 2005-2	Diversified Financial Services	Common Stock (34,170,000 shares)		35,182	35,182

Confluence Holdings Corp.	Leisure Equipment & Products	Senior Debt (11.8%, Due 5/11)(7)	14,000	13,817	13,817
		Subordinated Debt (14.7%, Due 5/12)(7)	37,786	28,997	34,005
		Redeemable Preferred Stock (20,119 shares)(1)		18,589	—
		Convertible Preferred Stock (950,000 shares)(1)		—	—
		Common Stock (1 share)(1)		—	—

				61,403	47,822

Corporate Benefit Services of America, Inc.	Commercial Services & Supplies	Subordinated Debt (16.0%, Due 7/10)(7)	15,854	15,264	15,264
		Common Stock Warrants (6,828 shares)(1)		695	695

				15,959	15,959

Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11)(7)	14,000	11,439	11,439
		Common Stock Warrants (5,799,187 shares)(1)		3,865	3,768
		Redeemable Preferred Stock (2,000 shares)		1,686	1,686

				16,990	16,893

DelStar, Inc.	Building Products	Senior Debt (10.1%, Due 3/12)(7)	5,000	5,000	5,000
		Subordinated Debt (14.0%, Due 12/12)(7)	17,718	17,460	17,460
		Convertible Preferred Stock (50,722 shares)		5,140	5,140
		Redeemable Preferred Stock (45,650 shares)		17,780	17,780
		Common Stock Warrants (152,701 shares)(1)		29,019	29,019

				74,399	74,399

Direct Marketing International LLC	Media	Subordinated Debt (14.2%, Due 7/12)(7)	27,373	26,986	26,986

Dynisco Parent, Inc.	Electronic Equipment & Instruments	Common Stock (10,000 shares)(1)		633	996
		Common Stock Warrants (2,115 shares)(1)		133	333

				766	1,329

EAG Acquisition, LLC	Commercial Services & Supplies	Senior Debt (8.6%, Due 9/10)(7)	11,630	11,451	11,451
		Subordinated Debt (16.0%, Due 9/11)(7)	13,275	13,089	13,089
		Common Stock Warrants (7,000,000 shares)(1)		—	1,987
		Redeemable Preferred Stock (7,000,000 shares)		7,328	7,328

				31,868	33,855

Easton Bell Sports LLC	Leisure Equipment & Products	Common Units (3,409,356 units)(1)		3,819	7,223

Edline, LLC	Software	Senior Debt (11.6%, Due 7/10)(7)	2,635	2,600	2,600
		Subordinated Debt (12.0%, Due 7/11)(7)	5,000	3,262	3,262
		Membership Warrants (2,121,212 units)(1)		1,784	2,313

				7,646	8,175

Euro-Caribe Packing Company, Inc.	Food Products	Senior Debt (9.7%, Due 3/08 – 3/10)(7)	8,156	8,129	8,156
		Subordinated Debt (11.0%, Due 3/11)(6)	8,005	7,534	6,518
		Common Stock Warrants (31,897 shares)(1)		1,110	—
		Convertible Preferred Stock (260,048 shares)(1)		5,732	—

				22,505	14,674

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
FAMS Acquisition, Inc.	Diversified Financial Services	Senior Debt (11.2%, Due 8/10 – 8/11)(7)	31,268	30,786	30,786
		Subordinated Debt (14.8%, Due 8/12 – 8/13)(7)	24,383	24,038	24,038
		Convertible Preferred Stock (1,477,557 shares)(1)		35,880	31,293

				90,704	86,117

Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)(7)	14,916	14,750	14,750
		Common Stock Warrants (122,397 shares)(1)		122	1,235

				14,872	15,985

GE Commercial Mortgage Corporation	Diversified Financial Services	Commercial Mortgage Pass-Through Certificates, Series 2006 - C1(5.3%, Due 3/16)(7)	8,868	7,162	7,162

Gibson Guitar Corp.	Leisure Equipment & Products	Senior Debt (11.4%, Due 8/10)(7)	32,500	31,786	31,786

Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12)(7)	31,287	30,950	30,950
		Redeemable Preferred Stock (5,000 shares)		6,540	6,540

				37,490	37,490

HP Evenflo Acquisition Co.	Household Durables	Senior Debt (13.2%, Due 8/10)(7)	20,503	20,297	20,297
		Common Stock (250,000 shares)(1)		2,500	4,125

				22,797	24,422

Infiltrator Systems, Inc.	Building Products	Subordinated Debt (14.0%, Due 9/13)(7)	29,234	28,813	28,813

Innova Holdings, Inc.	Energy Equipment & Services	Senior Debt (11.1%, Due 3/11 – 3/13)	27,095	26,240	26,240
		Subordinated Debt (15.0%, Due 3/14)	17,000	16,745	16,745
		Convertible Preferred Stock (24,500 shares)(1)		24,500	24,500

				67,485	67,485

Inovis International, Inc.	Software	Senior Debt (11.2%, Due 5/10)(7)	90,000	88,725	88,725

IPC Acquisition Corp.	Communications Equipment	Senior Debt (12.1%, Due 8/12)(7)	8,000	8,000	8,000

J.P. Morgan Chase Commercial Mortgage Securities Corp.	Diversified Financial Services	Commercial Mortgage Pass-Through Certificates, Series 2005 - LDP5 (5.0%, Due 12/15)(7)	136,158	78,766	78,766

Johnny Appleseed's Inc.	Internet & Catalog Retail	Subordinated Debt (14.5%, Due 2/12)(7)	15,027	14,804	14,804

Milton’s Fine Foods, Inc.	Food Products	Subordinated Debt (14.5%, Due 4/11)(7)	8,670	8,555	8,555

Mirion Technologies	Electrical Equipment	Senior Debt (9.2%, Due 5/06 – 11/11)(7)	102,121	101,037	100,923
		Subordinated Debt (14.8%, Due 9/09 – 5/12)(7)	45,684	45,173	45,173
		Convertible Preferred Stock (747,431 shares)		59,206	59,206
		Common Stock (42,032 shares)(1)		4,755	7,575
		Common Stock Warrants (279,262 shares)(1)		31,752	68,350

				241,923	281,227

Montana Silversmiths, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (11.7%, Due 10/11)(7)	16,769	16,488	16,488
		Subordinated Debt (14.0%, Due 10/12)(7)	16,376	16,156	16,156
		Common Stock (797,448 shares)(1)		1,000	1,000

				33,644	33,644

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10)(7)	9,657	8,722	8,722
		Common Stock Warrants (247,368 shares)(1)		1,232	902

				9,954	9,624

Nursery Supplies, Inc.	Containers & Packaging	Subordinated Debt (14.0%, Due 5/13)(7)	20,348	20,067	20,067

Pelican Products, Inc.	Containers & Packaging	Senior Debt (11.5%, Due 10/11)(7)	15,000	14,808	14,808
PHC Acquisition, Inc.	Diversified Consumer Services	Subordinated Debt (14.7%, Due 3/12 – 3/13)	23,204	22,856	22,856
		Convertible Preferred Stock (11,246 shares)		490	490
		Common Stock(907,692 shares)(1)		39,521	39,521

				62,867	62,867

Phillips & Temro Industries, Inc.	Auto Components	Senior Debt (11.1%, Due 12/10 – 12/11)(7)	26,100	26,030	26,030
		Subordinated Debt (15.0%, Due 12/12)(7)	16,900	16,852	16,852

				42,882	42,882

Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2,577	7,300

Retriever Acquisition Co.	Diversified Financial Services	Subordinated Debt (15.0%, Due 6/12)(7)	26,890	26,599	26,599

Rocky Shoes & Boots, Inc. (2)	Textiles, Apparel & Luxury Goods	Senior Debt (12.7%, Due 1/11)(7)	30,000	29,653	29,653

RTL Acquisition Corp.	Health Care Providers & Services	Senior Debt (8.1%, Due 2/11 – 2/12)(7)	31,500	30,963	30,963
		Subordinated Debt (14.0%, Due 2/13)(7)	16,029	15,791	15,791
		Redeemable Preferred Stock (101,967 shares)		11,883	11,883
		Convertible Preferred Stock (221,447 shares)		10,116	10,116
		Common Stock (11,655 shares)(1)		530	530
		Common Stock Warrants (101,967 shares)(1)		4,637	4,637

				73,920	73,920

Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (11.9%, Due 6/06 – 6/10)(7)	6,134	6,087	6,087
		Subordinated Debt (14.5%, Due 6/11 – 6/12)(7)	12,627	12,378	12,378
		Convertible Preferred Stock (3,000 shares)(1)		305	305
		Redeemable Preferred Stock (11,000 shares)(1)		6,825	6,825
		Convertible Preferred Stock Warrants (50,175 shares)(1)		5,028	1,279

				30,623	26,874

Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)		6,582	5,136

Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)(7)	10,500	9,961	9,961
		Common Stock Warrants (5,187 shares)(1)		489	489

				10,450	10,450

Schoor DePalma, Inc.	Construction & Engineering	Senior Debt (11.9%, Due 8/09 – 8/11)(7)	30,663	30,367	30,367
		Common Stock (50,000 shares)(1)		500	500

				30,867	30,867

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Selig Sealing Products, Inc.	Containers & Packaging	Senior Debt (11.1%, Due 4/12)(7)	14,500	14,303	14,303

SmithBucklin Corporation	Commercial Services & Supplies	Senior Debt (11.6%, Due 6/11)(7)	10,000	9,866	9,866
		Subordinated Debt (14.5%, Due 6/12)(7)	7,138	7,038	7,038

				16,904	16,904

Soff-Cut Holdings, Inc.	Machinery	Senior Debt (11.3%, Due 8/09-8/12)(7)	22,552	22,307	22,307

Specialty Brands of America, Inc.	Food Products	Senior Debt (10.4%, Due 12/06 – 5/11)(7)	23,843	23,572	23,572
		Subordinated Debt (13.4%, Due 9/08 – 5/14)(7)	39,696	39,470	39,470
		Redeemable Preferred Stock (209,303 shares)		15,229	15,229
		Convertible Preferred Stock (185,950 shares)		18,370	18,370
		Common Stock (33,916 shares)(1)		3,392	3,392
		Common Stock Warrants (97,464 shares)(1)		9,746	9,746

				109,779	109,779

SSH Acquisition, Inc.	Commercial Services & Supplies	Senior Debt (11.6%, Due 9/12)(7)	12,500	12,294	12,294
		Subordinated Debt (14.0%, Due 9/13)(7)	18,729	18,461	18,461
		Convertible Preferred Stock (511,000 shares)		52,498	78,435

				83,253	109,190

Stein World, LLC	Household Durables	Senior Debt (12.3%, Due 10/11)(7)	8,650	8,527	8,527
		Subordinated Debt (16.0%, Due 10/12 – 10/13)(7)	23,539	23,205	23,205

				31,732	31,732

Supreme Corp Holdings, LLC	Household Products	Senior Debt (8.2%, Due 6/09)	4,301	4,201	4,201
		Subordinated Debt (12.0%, Due 6/12)(7)	5,000	4,627	4,627
		Common Membership Warrants (3,359 shares)(1)		381	10

				9,209	8,838

Technical Concepts Holdings, LLC	Building Products	Common Membership Warrants (792,149 shares)(1)		1,703	2,099

The Hilsinger Company	Health Care Equipment & Supplies	Senior Debt (11.9%, Due 5/10)(7)	17,194	16,996	16,996
		Subordinated Debt (14.5%, Due 5/12)(7)	13,113	12,985	12,985

				29,981	29,981

The Tensar Corporation	Construction & Engineering	Senior Debt (12.1%, Due 4/13)(7)	84,000	82,779	82,779
		Subordinated Debt (17.5%, Due 10/13)	21,478	21,186	21,186

				103,965	103,965

Three Sixty Asia, Ltd.(3)	Commercial Services & Supplies	Senior Debt (12.6%, Due 9/08)	7,000	7,000	7,000
		Common Equity(1)		4,093	—

				11,093	7,000

T-NETIX, Inc.	Diversified Telecommunication Services	Common Stock (17,544 shares)(1)		1,000	—

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (12.5%, Due 3/11)(7)	13,000	12,899	12,899
		Subordinated Debt (15.0%, Due 4/12)(7)	16,560	16,396	16,396

				29,295	29,295

Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt (12.1%, Due 11/11)(7)	12,000	11,808	11,808
		Subordinated Debt (13.8%, Due 5/12)(7)	14,500	14,298	14,298
		Common Stock (2,000,000 shares)(1)		2,000	3,195

				28,106	29,301

UAV Corporation	Leisure Equipment & Products	Junior Subordinated Debt (11.6%, Due 5/10)	9,000	8,887	8,887
		Senior Subordinated Debt (16.3%, Due 5/10)(6)	15,731	14,689	2,645

				23,576	11,532
Unique Fabricating Incorporated	Auto Components	Senior Debt (11.8%, Due 2/10 – 2/12)(7)	6,464	6,348	6,348
		Subordinated Debt (15.0%, Due 2/13)(7)	6,897	6,803	6,803
		Redeemable Preferred Stock (2,500 shares)		2,528	2,528
		Common Stock Warrants (6,350 shares)(1)		330	330

				16,009	16,009

Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10)(7)	10,646	10,291	10,291
		Common Stock Warrants (4,284 shares)(1)		462	1,595

				10,753	11,886

Wachovia Bank Commercial Mortgage Trust	Diversified Financial Services	Commercial Mortgage Pass-Through Certificates, Series 2006 - C23(5.1%, Due 2/16 – 11/28)(7)	130,017	64,220	64,220

WIL Research Holding Company, Inc.	Biotechnology	Convertible Preferred Stock (1,210,086 shares)		1,291	1,712

Zenta Global, Ltd.(3)	IT Services	Senior Debt (16.9%, Due 5/11)(7)	64,170	63,254	63,254
		Common Units (265,565 units)(1)		27	27
		Preferred Units (1,380 units)(1)		1,392	1,392

				64,673	64,673
Subtotal Non-Control / Non-Affiliate Investments (45% of total investment assets and liabilities)				2,479,607	2,502,646

AFFILIATE INVESTMENTS

Bankruptcy Management Solutions, Inc.	Commercial Services & Supplies	Senior Debt (13.3%, Due 12/10)(7)	18,000	17,745	17,745
		Subordinated Debt (15.5%, Due 12/12)(7)	28,228	27,854	27,854
		Common Stock (281,534 shares)(1)		—	12,557
		Common Stock Warrants (101,179 shares)(1)		—	4,513

				45,599	62,669

Compusearch Holdings Company, Inc.	Software	Subordinated Debt (12.0%, Due 6/12)(7)	12,500	12,325	12,325
		Convertible Preferred Stock (40,039 shares)		1,589	1,589

				13,914	13,914

Continental Structural Plastics, Inc.	Auto Components	Subordinated Debt (14.0%, Due 2/13)(7)	11,245	11,090	11,090
		Common Stock (3,000 shares)(1)		300	300
		Redeemable Preferred Stock (2,700 shares)		2,944	2,944

				14,334	14,334

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
FMI Holdco I, LLC	Road & Rail	Subordinated Debt (13.0%, Due 4/10)(7)	13,545	12,625	12,625
		Common Units (626,085 units)(1)		2,682	2,394
		Preferred Units (410,778 units)(1)		1,705	1,705

				17,012	16,724

Kirby Lester Holdings, LLC	Health Care Equipment & Supplies	Senior Debt (11.2%, Due 9/10 – 9/12)(7)	12,250	12,061	12,061
		Subordinated Debt (16.0%, Due 9/13)(7)	11,814	11,645	11,645
		Preferred Units (375 units)(1)		375	375

				24,081	24,081

Marcal Paper Mills, Inc.	Household Products	Common Stock Warrants (209,255 shares)(1)		—	4,594
		Common Stock (209,254 shares)(1)		—	4,591

				—	9,185

Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)		1,500	3,942

Nivel Holdings, LLC	Distributors	Subordinated Debt (14.6%, Due 2/11 – 2/12)(7)	8,876	8,763	8,763
		Preferred Units (900 units)(1)		900	900
		Common Units (100,000 units)(1)		100	650
		Common Membership Warrants (41,360 units)(1)		41	269

				9,804	10,582

Northwest Coatings, LLC	Containers & Packaging	Common Units (309,904 units)(1)		269	—
		Redeemable Preferred Units (2,777,419 units)(1)		2,624	2,575

				2,893	2,575

NPC Holdings, Inc.	Building Products	Senior Debt (11.6%, Due 6/12)(7)	4,500	4,428	4,428
		Subordinated Debt (15.0%, Due 6/13)(7)	8,159	8,043	8,043
		Common Stock (80 shares)(1)		8	8
		Redeemable Preferred Stock (13,275 shares)		9,718	9,718
		Convertible Preferred Stock (13,690 shares)		1,411	1,411
		Convertible Preferred Stock Warrants (43,782 shares)(1)		4,378	4,378

				27,986	27,986

PaR Nuclear Holding Company	Machinery	Common Stock (341,222 shares)(1)		1,052	5,192

Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt (17.0%, Due 12/12)(7)	29,026	28,637	28,637
		Common Units (500,000 units)(1)		500	—
		Preferred Units (4,500,000 units)(1)		4,500	986

				33,637	29,623

Radar Detection Holdings Corp	Household Durables	Senior Debt (12.1%, Due 11/12)(7)	13,000	12,985	12,985
		Common Stock (69,795 shares)(1)		1,029	9,786

				14,014	22,771

Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (14.0%, Due 9/12)(7)	17,788	17,620	17,620
		Common Stock (10,000 shares)(1)		10,000	10,000

				27,620	27,620

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Senior Debt (15.8%, Due 12/10)(7)	5,692	5,615	5,615
		Subordinated Debt (14.5%, Due 12/11)(7)	9,176	8,725	8,725
		Partnership Units (144,552 units)(1)		1,253	1,253
		Preferred Partnership Units (57,143 units)(1)		754	754

				16,347	16,347

TechBooks, Inc.	IT Services	Subordinated Debt (16.3%, Due 8/09)(7)	30,772	30,370	30,370
		Convertible Preferred Stock (4,373,178 shares)(1)		15,000	22,567

				45,370	52,937

The Hygenic Corporation	Health Care Equipment & Supplies	Subordinated Debt (15.5%, Due 1/12)(7)	11,067	10,955	10,955
		Common Stock (200,000 shares)(1)		1,000	7,852
		Redeemable Preferred Stock (9,000 shares)		10,560	10,560

				22,515	29,367

Trinity Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.5%, Due 6/06 – 6/07)(7)	15,422	15,393	15,306
		Common Stock (131,399 shares)(1)		13	—
		Redeemable Preferred Stock (131,399 shares)(1)		3,972	—

				19,378	15,306

Unwired Holdings, Inc.	Household Durables	Senior Debt (12.62%, Due 6/11)	7,600	7,308	7,308
		Senior Subordinated Debt (14.5%, Due 6/12)	10,216	10,074	10,074
		Junior Subordinated Debt (16.0%, Due 6/13)(6)(7)	5,130	4,726	1,817
		Common Stock (100 shares)(1)		1	—
		Preferred Stock (16,200 shares)(1)		16,200	—
		Convertible Preferred Stock (179,901 shares)(1)		1,799	—

				40,108	19,199

WFS Holding, Inc.	Software	Subordinated Debt (14.0%, Due 2/12)(7)	12,285	12,122	12,122
		Convertible Preferred Stock (35,000,000 shares)(1)		3,500	4,553

				15,622	16,675
Subtotal Affiliate Investments (8% of total investment assets and liabilities)				392,786	421,029

CONTROL INVESTMENTS

ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		24,414	25,028

Aeriform Corporation	Chemicals	Senior Debt (9.6%, Due 6/08 – 7/08)	22,936	22,936	22,936
		Senior Subordinated Debt (14.0%, Due 4/06)	511	511	511
		Junior Subordinated Debt (0.0%, Due 5/09)(1)	46,173	34,998	5,158
		Common Stock Warrants (1,991,246 shares)(1)		—	—
		Redeemable Preferred Stock (10 shares)(1)		119	—

				58,564	28,605

American Driveline Systems, Inc.	Commercial Services & Supplies	Senior Debt (8.4%, Due 3/11 – 3/12)	39,200	38,576	38,576
		Subordinated Debt (13.9%, Due 9/11 – 3/13)(7)	31,912	30,831	30,831
		Common Stock(220,735 shares)(1)		18,620	17,330
		Common Stock Warrants (345,568 shares)(1)		29,377	27,158
		Redeemable Preferred Stock (736,820 shares)		49,636	49,636

				167,040	163,531

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
ASAlliances Biofuels, LLC	Oil, Gas & Consumable Fuels	Common Units (26,667 shares)(1)		—	2,864
		Preferred Units (328,330 shares)(1)		35,085	65,121

				35,085	67,985

ASC Industries, Inc.	Auto Components	Subordinated Debt (12.4%, Due 10/10 – 10/11)(7)	20,500	18,775	18,775
		Common Stock Warrants (74,888 shares)(1)		6,531	25,746
		Redeemable Preferred Stock (72,000 shares)		5,259	5,259

				30,565	49,780

Auxi Health, Inc.	Health Care Providers & Services	Senior Debt (11.6%, Due 12/07)	5,251	5,251	5,251
		Subordinated Debt (13.9%, Due 9/06 – 3/09)	18,836	16,006	16,089
		Subordinated Debt(14.00%, Due 3/09)(6)	8,427	3,233	552
		Common Stock Warrants (4,268,905 shares)(1)		2,599	1,767
		Convertible Preferred Stock (13,301,300 shares)(1)		2,732	—

				29,821	23,659

Biddeford Real Estate Holdings, Inc.	Real Estate	Senior Debt (8.0%, Due 5/14)(7)	3,610	2,964	2,964
		Common Stock (100 shares)(1)		483	476

				3,447	3,440

BPWest, Inc.	Energy Equipment & Services	Senior Debt (12.2%, Due 7/11)(7)	7,000	6,904	6,904
		Subordinated Debt (15.0%, Due 7/12)(7)	6,135	6,050	6,050
		Redeemable Preferred Stock (7,800 shares)		8,258	8,258
		Common Stock (780,000 shares)(1)		1	4,277

				21,213	25,489

Bridgeport International, LLC(3)	Machinery	Common membership units (100 units)(1)		2,730	—

Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1,492	400

Consolidated Utility Services, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 5/10)(7)	6,757	6,674	6,674
		Common Stock (58,906 shares)(1)		1	2,819
		Redeemable Preferred Stock (3,625,000 shares)		4,003	4,003

				10,678	13,496

DanChem Technologies, Inc.	Chemicals	Senior Debt (10.6%, Due 12/10)	13,259	13,259	13,259
		Common Stock (427,719 shares)(1)		2,500	—
		Redeemable Preferred Stock (12,953 shares)(1)		10,893	845
		Common Stock Warrants (401,622 shares)(1)		2,221	—

				28,873	14,104

ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Senior Debt (13.0%, Due 4/10 – 4/12)(7)	16,100	15,872	15,872
		Subordinated Debt (16.5%, Due 4/14)(7)	9,836	9,699	9,699
		Common Stock (1,000 shares)(1)		19,025	20,995

				44,596	46,566

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
eLynx Holdings, Inc.	IT Services	Senior Debt (11.7%, Due 12/09)(7)	8,500	8,388	8,388
		Subordinated Debt (15.0%, Due 12/10 – 12/11)(7)	8,782	8,669	8,669
		Common Stock (9,326 shares)(1)		933	933
		Redeemable Preferred Stock (17,488 shares)		8,515	8,515
		Common Stock Warrants (108,735 shares)(1)		10,874	10,874

				37,379	37,379

ETG Holdings, Inc.	Containers & Packaging	Senior Debt (12.2%, Due 5/11)(7)	7,400	7,301	7,301
		Subordinated Debt (16.1%, Due 5/12 – 5/13)(7)	11,323	11,167	11,167
		Convertible Preferred Stock (333,145 shares)		16,571	16,571

				35,039	35,039

European Capital Limited(3)	Diversified Financial Services	Participating Preferred Shares (52,074,548 shares)(1)(8)		236,991	236,991
		Ordinary Shares (100 shares)(1)		—	—

				236,991	236,991

European Touch, LTD. II	Commercial Services & Supplies	Senior Debt (9.0%, Due 11/06)(7)	1,886	1,886	1,886
		Subordinated Debt (12.4%, Due 11/06)(7)	15,640	14,809	14,809
		Common Stock (2,895 shares)(1)		1,500	6,280
		Redeemable Preferred Stock (450 shares)		567	567
		Common Stock Warrants (7,105 shares)(1)		3,683	16,172

				22,445	39,714

Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (18.1%, Due 11/09)(7)	4,500	4,463	4,463
		Subordinated Debt (14.9%, Due 11/10 – 11/11)(7)	12,596	12,486	12,486
		Common Stock (970,583 shares)(1)		9,706	13,871
		Redeemable Preferred Stock (145,000 shares)		11,573	11,573

				38,228	42,393

Fosbel Global Services (LUXCO) S.C.A(3)	Commercial Services & Supplies	Senior Debt (8.6%, Due 7/10 – 7/11)(7)	40,447	39,814	39,814
		Subordinated Debt (14.3%, Due 7/12 – 7/13)(7)	24,372	24,028	24,028
		Redeemable Preferred Stock (31,647,625 shares)(1)		31,648	28,027
		Convertible Preferred Stock (2,606,275 shares)(1)		5,213	—
		Common Stock (186,161 shares)(1)		372	—

				101,075	91,869

Future Food, Inc.	Food Products	Senior Debt (12.6%, Due 7/10)(7)	9,842	9,746	9,746
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	14,000	12,736	12,736
		Common Stock (92,738 shares)(1)		18,500	14,313
		Common Stock Warrants (6,500 shares)(1)		1,297	1,003

				42,279	37,798

FutureLogic, Inc.	Computers & Peripherals	Senior Debt (12.4%, Due 2/10 – 2/12)(7)	49,625	49,002	49,002
		Subordinated Debt (15.0%, Due 2/13)(7)	29,986	29,577	29,577
		Common Stock (221,672 shares)(1)		26,685	15,187

				105,264	93,766

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Halex Holdings, Inc.	Construction Materials	Senior Debt (11.4%, Due 7/08 – 10/08)(7)	24,300	24,048	24,048
		Subordinated Debt (17.1%, Due 8/10)(7)	29,702	29,554	29,554
		Common Stock (1,551,971 shares)(1)		9,784	—
		Redeemable Preferred Stock (1,000 shares)(1)		14,631	5,576
		Convertible Preferred Stock (145,996 shares)(1)		1,603	—

				79,620	59,178

Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt (10.9%, Due 12/10)	13,157	12,865	12,865
		Subordinated Debt (17.3%, Due 12/10)(6)	9,495	8,105	4,874

				20,970	17,739

Hospitality Mints, Inc.	Food Products	Senior Debt (12.6%, Due 11/10)(7)	7,406	7,314	7,314
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18,500	18,210	18,210
		Convertible Preferred Stock (95,198 shares)		22,773	28,480
		Common Stock Warrants (86,817 shares)(1)		54	643

				48,351	54,647

Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08)	16,288	15,866	15,921
		Common Stock (426,205 shares)(1)		4,760	6,134
		Redeemable Preferred Stock (23,803 shares)		21,170	30,412
		Common Stock Warrants (530,000 shares)(1)		5,918	4,542

				47,714	57,009

Jones Stephens Corp.	Building Products	Subordinated Debt (16.1%, Due 10/10 – 10/11)(7)	22,622	22,407	22,407
		Common Stock (8,750 shares)(1)		3,500	16,798
		Redeemable Preferred Stock (1,000 shares)(1)		7,000	7,000
		Convertible Preferred Stock (8,750 shares)(1)		3,500	16,283

				36,407	62,488

KAC Holdings, Inc.	Chemicals	Subordinated Debt (16.6%, Due 2/11 – 2/12)(7)	23,035	22,813	22,813
		Common Stock (1,550,100 shares)(1)		1,550	47,410
		Redeemable Preferred Stock (13,950 shares)		16,570	16,570

				40,933	86,793

KIC Holdings, Inc.	Building Products	Senior Debt (12.5%, Due 9/10)	8,115	8,094	8,094
		Subordinated Debt (11.6%, Due 5/06 – 9/11)(6)	13,325	11,871	941
		Redeemable Preferred Stock (30,356 shares)(1)		16,485	—
		Common Stock (3,761 shares)(1)		5,100	—
		Common Stock Warrants (156,613 shares)(1)		3,060	—

				44,610	9,035

Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt (9.4%, Due 6/07 – 6/10)(7)	40,610	40,324	40,324
		Subordinated Debt (14.2%, Due 6/11 – 6/12)(7)	22,391	22,014	22,014
		Common Stock (20,000 shares)(1)		2,000	342
		Redeemable Preferred Stock (8,800 shares)(1)		5,981	6,179
		Common Stock Warrants (41,164 shares)(1)		4,116	1,276

				74,435	70,135

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Logex Corporation	Road & Rail	Subordinated Debt (12.5%, Due 7/08)(6)	31,194	27,459	15,190
		Common Stock Warrants (137,839 shares)(1)		7,454	—
		Redeemable Preferred Stock (695 shares)(1)		3,930	—

				38,843	15,190

LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt (10.1%, Due 2/10)(7)	4,300	4,216	4,216
		Subordinated Debt (18.0%, Due 2/13)	9,642	9,514	9,514
		Preferred Units (800 units)(1)		11,000	15,321

				24,730	29,051

MBT International, Inc.	Distributors	Senior Subordinated Debt (13.0%, Due 5/09)	987	804	804
		Junior Subordinated Debt (9.0%, Due 5/09)(6)	6,387	4,110	3,189

				4,914	3,993

MW Acquisition Corporation	Health Care Providers & Services	Senior Debt (12.1%, Due 2/12)(7)	21,500	21,152	21,152
		Subordinated Debt (15.4%, Due 2/13 – 2/14)(7)	23,791	23,437	23,437
		Common Stock (88,377 shares)(1)		9	9
		Redeemable Preferred Stock (88,377 shares)		31,595	31,595

				76,193	76,193

New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.5%, Due 6/06 – 8/23)	41,442	40,655	40,668
		Subordinated Debt (8.0%, Due 7/13)	599	118	599
		Common Stock (771,839 shares)(1)		95	921

				40,868	42,188

New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.1%, Due 12/08 – 12/09)(7)	32,970	28,164	28,252
		Common Stock (100 shares)(1)		—	—
		Convertible Preferred Stock (32,043 shares)(1)		11,500	15,468

				39,664	43,720

nSpired Holdings, Inc.	Food Products	Senior Debt (9.8%, Due 12/08 – 12/09)	20,190	20,041	20,041
		Subordinated Debt (18.0%, Due 8/07)(6)	9,686	8,917	4,054
		Common Stock (169,018 shares)(1)		5,000	—
		Redeemable Preferred Stock (29,500 shares)(1)		29,500	—

				63,458	24,095

Optima Bus Corporation	Machinery	Senior Debt (9.7%, Due 6/06 – 1/08)	6,205	6,205	6,205
		Subordinated Debt (10.0%, Due 5/11)(6)	3,758	2,230	2,234
		Common Stock (20,464 shares)(1)		1,896	—
		Convertible Preferred Stock (1,913,015 shares)(1)		16,805	2,725

				27,136	11,164

PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10)(7)	4,632	4,632	4,632
		Common Stock (341,222 shares)(1)		1,089	6,560
		Common Stock Warrants (29,205 shares)(1)		—	561

				5,721	11,753

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (10.6%, Due 12/09 – 8/11)(7)	33,347	32,838	32,838
		Subordinated Debt (17.4%, Due 5/10 – 8/11)(7)	27,067	26,758	26,758
		Common Stock (98,799 shares)(1)		20,562	27,090

				80,158	86,686

PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (11.7%, Due 6/12)(7)	10,000	9,863	9,863
		Subordinated Debt (13.9%, Due 6/13)(7)	24,738	24,391	24,391
		Common Stock (69,120 shares)(1)		6,629	6,629
		Redeemable Preferred Stock (62,210 shares)		46,371	46,371
		Common Stock Warrants (199,095 shares)(1)		19,910	19,910

				107,164	107,164

Precitech, Inc.	Machinery	Senior Debt (11.3%, Due 12/09 – 12/10)	5,280	5,268	5,268
		Senior Subordinated Debt (16.0%, Due 12/11)	2,104	2,104	2,104
		Junior Subordinated Debt (17.00%, Due 12/12)(6)	7,434	5,049	5,336
		Redeemable Preferred Stock (35,807 shares) (1)		7,186	—
		Common Stock (22,040 shares)(1)		2,204	—
		Common Stock Warrants (22,783 shares)(1)		2,278	663

				24,089	13,371

Ranpak Acquisition, Inc.	Containers & Packaging	Senior Debt (7.4%, Due 12/11)	2,993	2,993	2,993
		Subordinated Debt (13.6%, Due 12/12 – 12/13)(7)	103,116	101,607	101,607
		Redeemable Preferred Stock (163,025 shares)		112,753	112,753
		Common Stock (181,139 shares)(1)		18,114	18,114
		Common Stock Warrants (541,970 shares)(1)		54,197	54,197

				289,664	289,664

Reef Point Systems, Inc.	Communications Equipment	Convertible Preferred Stock (27,777,778 shares)(1)		5,000	5,000

SAV Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.6%, Due 11/11)(7)	17,000	16,542	16,542
		Subordinated Debt (14.0%, Due 11/12)(7)	12,086	11,911	11,911
		Redeemable Preferred Stock (25,920 shares)		26,671	26,671
		Common Stock (2,880,000 shares)(1)		2,880	11,682

				58,004	66,806

Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt (9.6%, Due 6/10)(7)	10,800	10,633	10,633
		Subordinated Debt (17.0%, Due 6/13)(7)	10,171	10,036	10,036
		Membership Units (485 units)(1)		6,061	8,187

				26,730	28,856

S-Tran Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)(6)	7,490	6,338	1,250

Stravina Holdings, Inc.	Personal Products	Senior Debt (9.1%, Due 1/10 – 4/11)	35,895	35,549	35,549
		Senior Debt (14.0%, Due 2/11)(6)	12,012	11,750	6,204
		Subordinated Debt (17.6%, Due 2/11)(6)	40,938	30,773	—
		Common Stock (1,000 shares)(1)		1	—

				78,073	41,753

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2006

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
VP Acquisitions Holdings, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.5%, Due 10/13 – 10/14)(7) Common Stock (33,928 shares)(1)	18,212	17,879 42,410	17,879 46,957

				60,289	64,836

Warner Power, LLC	Electrical Equipment	Senior Debt (11.6%, Due 12/07)	6,531	6,531	6,531
		Subordinated Debt (12.6%, Due 12/06 – 12/07)	4,988	4,403	4,403
		Common Membership Units (47,000 units)(1)		1,623	—
		Common Membership Warrants (916 units)(1)		1,123	175
		Redeemable Preferred Stock (6,012,000 units)(1)		5,197	1,027

				18,877	12,136

Weber Nickel Technologies, Ltd. (3)	Machinery	Subordinated Debt (18.4%, Due 9/12)(6)	17,555	15,763	—
		Common Stock (44,834 shares)(1)		1,171	—
		Redeemable Preferred Stock (14,796 shares)(1)		11,830	—

				28,764	—

WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (11.6%, Due 12/11)(7)	11,356	11,174	11,174
		Subordinated Debt (14.2%, Due 12/12 – 12/13)(7)	22,496	22,190	22,190
		Common Stock (4,826,476 shares)(1)		21,237	45,644

				54,601	79,008
Subtotal Control Investments (46% of total investment assets and liabilities)				2,629,536	2,547,933

INTEREST RATE DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap— Pay Fixed/ Receive Floating	28 Contracts Notional Amounts Totaling $857,554 (Expiring 6/06 – 3/16)		—	27,709
BMO Financial Group	Interest Rate Swap— Pay Fixed/ Receive Floating	1 Contract Notional Amounts Totaling $10,000 (Expiring 6/10)		—	411
Citibank, N.A.	Interest Rate Swap— Pay Fixed/ Receive Floating	1 Contract Notional Amounts Totaling $530,000 (Expiring 4/12)		—	12,527
Wachovia Bank, N.A.	Interest Rate Swap— Pay Floating/Receive Floating	1 Contracts Notional Amounts Totaling $2,000 (Expiring 1/07)		—	—
Wachovia Bank, N.A.	Interest Rate Swaption— Pay Floating/ Receive Fixed	2 Contracts Notional Amounts Totaling $7,093 (Expiring 4/11 – 2/12)		—	54
Citibank, N.A.	Interest Rate Swaption— Pay Floating/ Receive Fixed	1 Contract Notional Amounts Totaling $40,000 (Expiring 4/12)		—	335
Wachovia Bank, N.A.	Interest Rate Caps	4 Contracts Notional Amounts Totaling $24,587 (Expiring 7/07 – 2/11)		—	586
Subtotal Interest Rate Derivative Agreements (1% of total investment assets and liabilities)				—	41,622
Total Investment Assets				$5,501,929	$5,513,230

INTEREST RATE DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap— Pay Fixed/ Receive Floating	9 Contracts Notional Amounts Totaling $97,125 (Expiring 9/07 – 10/11)		$—	$(4,656)
Wachovia Bank, N.A.	Interest Rate Swap— Pay Floating/ Receive Floating	3 Contracts Notional Amounts Totaling $12,600 (Expiring 3/06 – 1/09)		—	(14)
Total Investment Liabilities (less than 1% of total investment assets and liabilities)				$—	$(4,670)

(1)	Non-income producing.
(2)	Public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.
(8)	As of March 31, 2006, we have funded $236,991 of our equity commitment and have a remaining unfunded commitment of $389,880. See Note 13.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06)(7)	$10,000	$9,846	$9,886
		Common Stock Warrants (2,004 shares)(1)		534	3,044

				10,380	12,930
Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		246	—
Alemite Holdings, Inc.	Machinery	Common Stock Warrants (146,250 shares)(1)		124	2,443
AmSan, LLC	Distributors	Senior Debt (11.7%, Due 8/10)(7)	25,000	24,653	24,653
Astrodyne Corporation	Electrical Equipment	Senior Debt (12.2%, Due 4/11)(7)	6,500	6,365	6,365
		Subordinated Debt (12.0%, Due 4/12)(7)	11,000	10,845	10,845
		Redeemable Preferred Stock (1 share)(1)		—	—
		Convertible Preferred Stock (552,705 shares)		10,783	10,783

				27,993	27,993
BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (12.8%, Due 9/10)(7)	15,000	14,847	14,847
		Subordinated Debt (16.0%, Due 9/11 – 9/12)(7)	52,016	51,444	51,444

				66,291	66,291
BBB Industries, LLC	Auto Components	Senior Debt (13.8%, Due 5/11)(7)	20,000	19,736	19,736
		Subordinated Debt (17.5%, Due 11/11)(7)	5,302	5,232	5,232

				24,968	24,968
BC Natural Foods, LLC	Food Products	Subordinated Debt (17.0%, Due 9/10)(7)	15,361	14,881	14,881
		Common Membership Warrants (15.2% membership interest)(1)		3,331	8,658

				18,212	23,539
Beacon Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.4%, Due 2/08 – 2/11)(7)	9,429	9,265	9,265
		Subordinated Debt (14.5%, Due 2/12)(7)	10,234	10,094	10,094

				19,359	19,359
BLI Partners, LLC	Personal Products	Common Membership (20% membership interest)(1)		17,344	—
Breeze Industrial Products Corporation	Auto Components	Subordinated Debt (14.5%, Due 9/12 – 8/13)(7)	13,332	13,189	13,189
Bushnell Performance Optics	Leisure Equipment & Products	Subordinated Debt (12.5%, Due 8/12 – 8/13)(7)	117,436	115,717	115,717
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (9.7%, Due 7/12)(7)	3,000	3,000	3,000
Case Logic, Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.7%, Due 3/10)(7)	24,606	21,624	21,683
		Common Stock Warrants (197,322 shares)(1)		5,418	2,924
		Common Stock (11,850 shares)(1)		—	—
		Preferred Stock Warrants (1,564 shares)(1)		—	—
		Redeemable Preferred Stock (11,850 shares)(1)		441	241

				27,483	24,848
Colts 2005-1	Diversified Financial Services	Common Stock (360 shares)		11,043	12,785

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Confluence Holdings Corp.	Leisure Equipment & Products	Senior Debt (11.3%, Due 5/11)(7)	14,000	13,809	13,809
		Subordinated Debt (14.7%, Due 5/12)(7)	37,529	28,804	37,683
		Redeemable Preferred Stock (20,119 shares)(1)		18,589	128
		Convertible Preferred Stock (950,000 shares)(1)		—	—
		Common Stock (1 share)(1)		—	—

				61,202	51,620
Corporate Benefit Services of America, Inc.	Commercial Services & Supplies	Subordinated Debt (16.0%, Due 7/10)(7)	15,776	15,164	15,164
		Common Stock Warrants (6,828 shares)(1)		695	695

				15,859	15,859
Corrpro Companies, Inc.	Construction & Engineering	Subordinated Debt (12.5%, due 3/11)(7)	14,000	11,360	11,360
		Common Stock Warrants (5,799,187 shares)(1)		3,865	3,768
		Redeemable Preferred Stock (2,000 shares)		1,601	1,601

				16,826	16,729
DelStar, Inc.	Building Products	Senior Debt (8.0%, Due 12/10 – 12/11)(7)	40,007	39,333	39,333
		Subordinated Debt (14.0%, Due 12/12)(7)	17,629	17,367	17,367
		Convertible Preferred Stock (50,722 shares)		5,089	5,089
		Redeemable Preferred Stock (45,650 shares)		16,918	16,918
		Common Stock Warrants (152,701 shares)(1)		29,019	29,019

				107,726	107,726
Direct Marketing International LLC	Media	Subordinated Debt (14.3%, Due 7/12)(7)	24,230	23,881	23,881
Dynisco Parent, Inc.	Electronic Equipment & Instruments	Common Stock (10,000 shares)(1)		633	633
		Common Stock Warrants (2,115 shares)(1)		133	133

				766	766
EAG Acquisition, LLC	Commercial Services & Supplies	Senior Debt (8.3%, Due 1/06 – 9/10)(7)	13,650	13,458	13,458
		Subordinated Debt (16.0%, Due 9/11)	11,655	11,488	11,488
		Common Stock Warrants (7,000,000 shares)(1)		—	—
		Redeemable Preferred Stock (7,000,000 shares)		7,185	7,185

				32,131	32,131
Edline, LLC	Software	Senior Debt (11.3%, Due 7/10)(7)	2,790	2,752	2,752
		Subordinated Debt (12.0%, Due 7/11)(7)	5,000	3,219	3,219
		Membership Warrants (2,121,212 units)(1)		1,784	1,784

				7,755	7,755
FAMS Acquisition, Inc.	Diversifed Financial Services	Senior Debt (10.8%, Due 8/10 – 8/11)(7)	32,134	31,617	31,617
		Subordinated Debt (14.8%, Due 8/12 – 8/13)(7)	24,230	23,880	23,880
		Convertible Preferred Stock (1,477,557 shares)(1)		35,880	35,880

				91,377	91,377
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)(7)	14,804	14,633	14,633
		Common Stock Warrants (122,397 shares)(1)		122	1,235

				14,755	15,868
Gibson Guitar Corp.	Leisure Equipment & Products	Senior Debt (11.0%, Due 8/10)(7)	32,500	31,754	31,754

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12)(7)	31,020	30,677	30,677
		Redeemable Preferred Stock (5,000 shares)		6,293	6,293

				36,970	36,970
HP Evenflo Acquisition Co.	Household Durables	Senior Debt (12.8%, Due 8/10)(7)	23,000	22,765	22,765
		Common Stock (250,000 shares)(1)		2,500	2,500

				25,265	25,265
Infiltrator Systems, Inc.	Building Products	Subordinated Debt (14.0%, Due 9/13)(7)	29,052	28,625	28,625
Inovis International, Inc.	Software	Senior Debt (10.9%, Due 5/10)	90,000	88,666	88,666
IPC Acquisition Corp.	Communications Equipment	Senior Debt (11.7%, Due 8/12)(7)	8,000	8,000	8,000
J.P. Morgan Chase Commercial Mortgage Securities Corp.	Diversified Financial Services	Commercial Mortgage Pass-Through Certificates, Series 2005 - LDP5 (5.0%, Due 12/15)(7)	136,158	78,649	78,649
Milton's Fine Foods, Inc.	Food Products	Subordinated Debt (14.5%, Due 4/11)(7)	8,627	8,509	8,509
Mirion Technologies	Electrical Equipment	Senior Debt (8.8%, Due 5/06 – 11/11)(7)	104,751	103,606	103,339
		Subordinated Debt (14.7%, Due 9/09 – 5/12)(7)	45,256	44,732	44,732
		Convertible Preferred Stock (747,431 shares)		57,528	57,528
		Common Stock (42,032 shares)(1)		4,755	4,755
		Common Stock Warrants (279,262 shares)(1)		31,752	31,752

				242,373	242,106
Montana Silversmiths, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (11.3%, Due 10/11)(7)	16,826	16,526	16,526
		Subordinated Debt (14.0%, Due 10/12)(7)	16,295	16,070	16,070
		Common Stock (797,448 shares)(1)		1,000	1,000

				33,596	33,596
Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10)(7)	9,627	8,654	8,654
		Common Stock Warrants (247,368 shares)(1)		1,232	1,950

				9,886	10,604
NewQuest, Inc.	Health Care Providers & Services	Subordinated Debt (15.0%, Due 3/12)(7)	35,901	35,405	35,405
Nursery Supplies, Inc.	Containers & Packaging	Subordinated Debt (14.0%, Due 5/13)(7)	20,246	19,959	19,959
Pelican Products, Inc.	Containers & Packaging	Senior Debt (11.5%, Due 10/11)(7)	15,000	14,802	14,802
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt (10.7%, Due 12/10 – 12/11)(7)	26,100	26,028	26,028
		Subordinated Debt (15.0%, Due 12/12)(7)	16,900	16,852	16,852

				42,880	42,880
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2,577	7,300
Retriever Acquisition Co.	Diversified Financial Services	Subordinated Debt (15.0%, Due 6/12)(7)	26,689	26,394	26,394
Rocky Shoes & Boots, Inc.(2)	Textiles, Apparel & Luxury Goods	Senior Debt (12.3%, Due 1/11)(7)	30,000	29,631	29,631

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (12.2%, Due 6/06 – 6/10)(7)	5,195	5,146	5,146
		Subordinated Debt (14.4%, Due 6/11 – 6/12)(7)	12,560	12,305	12,305
		Convertible Preferred Stock (3,000 shares)(1)		305	305
		Redeemable Preferred Stock (11,000 shares)(1)		6,825	6,825
		Convertible Preferred Stock Warrants (50,175 shares)(1)		5,028	1,278

				29,609	25,859
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)		6,582	5,798
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)(7)	10,500	9,947	9,947
		Common Stock Warrants (5,187 shares)(1)		489	489

				10,436	10,436
Schoor DePalma, Inc.	Construction & Engineering	Senior Debt (11.7%, Due 8/09 – 8/11)(7)	30,906	30,585	30,585
		Common Stock (50,000 shares)(1)		500	500

				31,085	31,085
Selig Sealing Products, Inc.	Containers & Packaging	Senior Debt (10.7%, Due 4/12)(7)	14,500	14,298	14,298
SmithBucklin Corporation	Commercial Services & Supplies	Senior Debt (11.2%, Due 6/11)(7)	10,000	9,860	9,860
		Subordinated Debt (14.5%, Due 6/12)(7)	7,093	6,992	6,992

				16,852	16,852
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (10.9%, Due 8/09 – 8/12)(7)	22,627	22,370	22,370
SSH Acquisition, Inc.	Commercial Services & Supplies	Senior Debt (11.3%, Due 9/12)(7)	12,500	12,289	12,289
		Subordinated Debt (14.0%, Due 9/13)(7)	18,624	18,352	18,352
		Convertible Preferred Stock (511,000 shares)		51,859	61,639

				82,500	92,280
Stein World, LLC	Household Durables	Senior Debt (12.3%, Due 10/11)(7)	8,650	8,523	8,523
		Subordinated Debt (16.0%, Due 10/12 – 10/13)(7)	23,305	22,966	22,966

				31,489	31,489
Supreme Corq Holdings, LLC	Household Products	Senior Debt (7.8%, Due 6/09)	3,801	3,693	3,693
		Subordinated Debt (12.0%, Due 6/12)(7)	5,000	4,617	4,617
		Common Membership Warrants (3,359 shares)(1)		381	381

				8,691	8,691
Technical Concepts Holdings, LLC	Building Products	Senior Debt (10.4%, Due 2/08 – 2/10)(7)	13,423	13,388	13,388
		Subordinated Debt (12.3%, Due 2/11 – /12)(7)	15,000	13,616	13,616
		Common Membership Warrants (792,149 shares)(1)		1,703	1,703

				28,707	28,707
The Hilsinger Company	Health Care Equipment & Supplies	Senior Debt (11.5%, Due 5/10)(7)	17,238	17,014	17,014
		Subordinated Debt (14.5%, Due 5/12)(7)	13,032	12,879	12,879

				29,893	29,893
The Tensar Corporation	Construction & Engineering	Senior Debt (11.5%, Due 4/13)(7)	84,000	82,751	82,751
		Subordinated Debt (17.5%, Due 10/13)	20,603	20,306	20,306

				103,057	103,057

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Three Sixty Asia, Ltd.(3)	Commercial Services & Supplies	Senior Debt (12.3%, Due 9/08)	7,000	7,000	7,000
		Common Equity(1)		4,093	—

				11,093	7,000
T-NETIX, Inc.	Diversifed Telecommunication Services	Common Stock (17,544 shares)(1)		1,000	973
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (12.1%, Due 3/11)(7)	13,000	12,896	12,896
		Subordinated Debt (15.0%, Due 4/12)(7)	16,436	16,269	16,269

				29,165	29,165
Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt (11.8%, Due 11/11)(7)	12,000	11,801	11,801
		Subordinated Debt (13.8%, Due 5/12)(7)	14,500	14,294	14,294
		Common Stock (2,000,000 shares)(1)		2,000	3,194

				28,095	29,289
UAV Corporation	Leisure Equipment & Products	Junior Subordinated Debt (11.2%, Due 5/10)	9,000	8,879	8,879
		Senior Subordinated Debt (16.3%, Due 5/10)(6)	15,533	14,687	2,643

				23,566	11,522
Unique Fabricating Incorporated	Auto Components	Senior Debt (11.8%, Due 2/10 – 2/12)(7)	5,875	5,754	5,754
		Subordinated Debt (14.9%, Due 2/13)(7)	6,850	6,755	6,755
		Redeemable Preferred Stock (2,500 shares)		2,447	2,447
		Common Stock Warrants (6,350 shares)(1)		330	330

				15,286	15,286
Vector Products, Inc.	Electronic Equipment & Instruments	Senior Debt (11.8%, Due 9/10)(7)	35,000	34,498	34,498
Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10)(7)	10,593	10,223	10,223
		Common Stock Warrants (4,284 shares)(1)		462	1,595

				10,685	11,818
WIL Research Holding Company, Inc.	Biotechnology	Subordinated Debt (13.8%, Due 9/11)(7)	15,552	15,382	15,382
		Redeemable Preferred Stock (5,000,000 shares)		6,046	6,046
		Convertible Preferred Stock (1,210,086 shares)		1,276	1,276

				22,704	22,704
Zenta Global, Ltd.(3)	IT Services	Senior Debt (17.3%, Due 5/11)(7)	47,500	46,814	46,814
		Common Units (265,565 units)(1)		27	27
		Preferred Units (1,330 units)(1)		1,342	1,342

				48,183	48,183
Subtotal Non-Control / Non-Affiliate Investments (42% of total investment assets and liabilities)				2,156,065	2,135,795

AFFILIATE INVESTMENTS

Bankruptcy Management Solutions, Inc.	Commercial Services & Supplies	Senior Debt (12.9%, Due 12/10)(7)	18,000	17,734	17,734
		Subordinated Debt (15.5%, Due 12/12)(7)	27,983	27,601	27,601
		Common Stock (281,534 shares)(1)		—	6,116
		Common Stock Warrants (101,179 shares)(1)		—	2,198

				45,335	53,649
Compusearch Holdings Company, Inc.	Software	Subordinated Debt (12.0%, Due 6/12)(7)	12,500	12,321	12,321
		Convertible Preferred Stock (40,039 shares)		1,559	1,559

				13,880	13,880

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Continental Structural Plastics, Inc.	Auto Components	Subordinated Debt (14.0%, Due 2/13)(7)	11,189	11,031	11,031
		Common Stock (3,000 shares)(1)		300	300
		Redeemable Preferred Stock (2,700 shares)		2,887	2,887

				14,218	14,218
Edge Products, LLC	Auto Components	Senior Debt (9.3%, Due 3/10)(7)	10,900	10,715	10,715
		Subordinated Debt (12.4%, Due 3/13)(7)	13,641	13,450	13,450
		Common Membership Units (7,620 units)(1)		1,749	2,320
		Common Membership Warrants (13,780 units)(1)		62	1,767

				25,976	28,252
FMI Holdco I, LLC	Road & Rail	Subordinated Debt (13.0%, Due 4/10)(7)	13,545	12,584	12,584
		Common Units (626,085 units)(1)		2,683	2,394
		Preferred Units (410,778 units)(1)		1,705	1,705

				16,972	16,683
Kirby Lester Holdings, LLC	Health Care Equipment & Supplies	Senior Debt (10.8%, Due 9/10 – 9/12)(7)	11,750	11,551	11,551
		Subordinated Debt (16.0%, Due 9/13)(7)	11,726	11,555	11,555
		Preferred Units (375 units)(1)		375	375

				23,481	23,481
Marcal Paper Mills, Inc.	Household Products	Common Stock Warrants (209,255 shares)(1)		—	3,506
		Common Stock (209,254 shares)(1)		—	3,503

				—	7,009
Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)		1,500	3,942
Nivel Holdings, LLC	Distributors	Subordinated Debt (14.6%, Due 2/11 – 2/12)(7)	8,832	8,701	8,701
		Preferred Units (900 units)(1)		900	900
		Common Units (100,000 units)(1)		100	336
		Common Membership Warrants (41,360 units)(1)		41	139

				9,742	10,076
Northwest Coatings, LLC	Containers & Packaging	Common Units (309,904 units)(1)		269	—
		Redeemable Preferred Units (2,777,419 units)(1)		2,624	2,575

				2,893	2,575
NPC Holdings, Inc.	Building Products	Senior Debt (11.2%, Due 6/12)(7)	4,500	4,415	4,415
		Subordinated Debt (15.0%, Due 6/13)(7)	8,108	7,991	7,991
		Common Stock (80 shares)(1)		8	8
		Redeemable Preferred Stock (13,275 shares)		9,451	9,451
		Convertible Preferred Stock (13,690 shares)		1,398	1,398
		Convertible Preferred Stock Warrants (43,782 shares)(1)		4,378	4,378

				27,641	27,641
PaR Nuclear Holding Company	Machinery	Common Stock (341,222 shares)(1)		1,052	5,192
Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt (15.0%, Due 12/12)(7)	28,813	28,418	28,418
		Common Units (500,000 units)(1)		500	—
		Preferred Units (4,500,000 units)(1)		4,500	3,282

				33,418	31,700

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Radar Detection Holdings Corp	Household Durables	Senior Debt (11.5%, Due 11/12)(7)	13,000	12,984	12,984
		Common Stock (69,795 shares)(1)		1,029	9,787

				14,013	22,771

Riddell Holdings, LLC	Leisure Equipment & Products	Common Units (3,044,491 units)(1)		3,044	5,902
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (14.0%, Due 9/12)(7)	17,702	17,530	17,530
		Common Stock (10,000 shares)(1)		10,000	10,000

				27,530	27,530
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Senior Debt (15.4%, Due 12/10)(7)	5,804	5,726	5,726
		Subordinated Debt (14.5%, Due 12/11)(7)	9,130	8,654	8,654
		Partnership Units (144,552 units)(1)		1,253	1,253
		Preferred Partnership Units (57,143 units)(1)		754	754

				16,387	16,387
TechBooks, Inc.	IT Services	Subordinated Debt (16.3%, Due 8/09)(7)	30,467	30,046	30,046
		Convertible Preferred Stock (4,373,178 shares)(1)		15,000	16,859

				45,046	46,905
The Hygenic Corporation	Health Care Equipment & Supplies	Subordinated Debt (15.5%, Due 1/12)(7)	10,971	10,857	10,857
		Common Stock (200,000 shares)(1)		1,000	6,982
		Redeemable Preferred Stock (9,000 shares)		10,380	10,380

				22,237	28,219
Trinity Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.4%, Due 6/06 – 6/07)(7)	16,150	16,114	16,026
		Common Stock (131,399 shares)(1)		13	—
		Redeemable Preferred Stock (131,399 shares)(1)		3,972	—

				20,099	16,026
Unwired Holdings, Inc.	Household Durables	Senior Debt (12.2%, Due 6/10 – 6/11)(7)	7,629	7,323	7,323
		Subordinated Debt (15.0%, Due 6/12 – 6/13)(7)	15,245	15,026	15,026
		Common Stock (100 shares)(1)		1	—
		Preferred Stock (16,200 shares)(1)		16,200	9,082
		Convertible Preferred Stock (179,901 shares)(1)		1,799	—

				40,349	31,431
WFS Holding, Inc.	Software	Subordinated Debt (14.0%, Due 2/12)(7)	12,224	12,057	12,057
		Convertible Preferred Stock (35,000,000 shares)(1)		3,500	3,500

				15,557	15,557
Subtotal Affiliate Investments (9% of total investment assets and liabilities)				420,370	449,026

CONTROL INVESTMENTS

3SI Acquisition Holdings, Inc.	Electronic Equipment & Instruments	Subordinated Debt (14.8%, Due 10/10 – 11/11)(7)	39,740	39,332	39,332
		Common Stock (855 shares)(1)		27,246	55,248

				66,578	94,580
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		24,185	24,799

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Aeriform Corporation	Chemicals	Senior Debt (9.3%, Due 6/08 – 7/08)	22,989	22,989	22,989
		Senior Subordinated Debt (14.0%, Due 5/09)	495	447	447
		Junior Subordinated Debt (0.0%, Due 5/09)(1)	46,158	34,998	1,169
		Common Stock Warrants (1,991,246 shares)(1)		—	—
		Redeemable Preferred Stock (10 shares)(1)		119	—

				58,553	24,605
American Decorative Surfaces International, Inc.	Building Products	Senior Debt (8.7%, Due 5/06)(6)	422	422	—
		Subordinated Debt (7.0%, Due 5/11)(6)	12,097	10,069	—
		Common Stock Warrants (64,868 shares)(1)		—	—
		Convertible Preferred Stock (55,000 shares)(1)		8,211	—

				18,702	—
ASC Industries, Inc.	Auto Components	Subordinated Debt (12.4%, Due 10/10 – 10/11)(7)	20,500	18,681	18,681
		Common Stock Warrants (74,888 shares)(1)		6,531	25,746
		Redeemable Preferred Stock (72,000 shares)		5,102	5,102

				30,314	49,529
Auxi Health, Inc.	Health Care Providers & Services	Senior Debt (11.3%, Due 12/07)	5,251	5,251	5,251
		Subordinated Debt (13.9%, Due 9/06 – 3/09)	18,617	15,696	15,785
		Subordinated Debt (14.0%, Due 3/09)(6)	8,280	3,232	551
		Common Stock Warrants (4,268,905 shares)(1)		2,599	1,767
		Convertible Preferred Stock (13,301,300 shares)(1)		2,732	—

				29,510	23,354
Biddeford Real Estate Holdings, Inc.	Real Estate	Senior Debt (8.0%, Due 5/14)(7)	3,622	2,976	2,976
		Common Stock (100 shares)(1)		483	476

				3,459	3,452
BPWest, Inc.	Energy Equipment & Services	Senior Debt (11.8%, Due 7/11)(7)	7,000	6,901	6,901
		Subordinated Debt (15.0%, Due 7/12)(7)	6,089	6,002	6,002
		Redeemable Preferred Stock (7,800 shares)		8,102	8,102
		Common Stock (780,000 shares)(1)		1	1

				21,006	21,006
Bridgeport International, LLC(3)	Machinery	Senior Debt (12.0%, Due 11/10)	4,648	238	238
		Common membership units (100 units)(1)		7,000	4,830

				7,238	5,068
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1,492	400
Consolidated Utility Services, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 5/10)(7)	6,707	6,621	6,621
		Common Stock (58,906 shares)(1)		1	2,545
		Redeemable Preferred Stock (3,625,000 shares)		3,932	3,932

				10,554	13,098
Cottman Acquisitions, Inc.	Commercial Services & Supplies	Subordinated Debt (14.3%, Due 9/11 – 9/12)(7)	15,025	14,176	14,176
		Redeemable Preferred Stock (252,020 shares)		18,489	18,489
		Common Stock Warrants (111,965 shares)(1)		11,197	11,115
		Common Stock (65,000 shares)(1)		6,500	3,073

				50,362	46,853

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
DanChem Technologies, Inc.	Chemicals	Senior Debt (10.3%, Due 12/10)	12,920	12,920	12,920
		Common Stock (427,719 shares)(1)		2,500	—
		Redeemable Preferred Stock (12,953 shares)(1)		10,893	845
		Common Stock Warrants (401,622 shares)(1)		2,221	—

				28,534	13,765
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Senior Debt (12.6%, Due 4/10 – 4/12)(7)	16,450	16,209	16,209
		Subordinated Debt (16.5%, Due 4/14)(7)	9,751	9,612	9,612
		Common Stock (1,000 shares)(1)		19,025	19,025

				44,846	44,846
eLynx Holdings, Inc.	IT Services	Senior Debt (11.3%, Due 12/09)(7)	8,875	8,750	8,750
		Subordinated Debt (15.0%, Due 12/10 – 12/11)(7)	8,728	8,611	8,611
		Common Stock (9,326 shares)(1)		933	933
		Redeemable Preferred Stock (17,488 shares)		8,133	8,133
		Common Stock Warrants (108,735 shares)(1)		10,874	10,874

				37,301	37,301
ETG Holdings, Inc.	Containers & Packaging	Senior Debt (11.8%, Due 5/11)(7)	7,400	7,298	7,298
		Subordinated Debt (15.7%, Due 5/12 – 5/13)(7)	11,262	11,102	11,102
		Convertible Preferred Stock (333,145 shares)		16,242	16,242

				34,642	34,642
Euro-Caribe Packing Company, Inc.	Food Products	Senior Debt (9.4%, Due 5/06 – 3/08)(7)	8,149	8,119	8,149
		Subordinated Debt (11.0%, Due 3/08)(6)(7)	7,766	7,645	7,270
		Common Stock Warrants (31,897 shares)(1)		1,110	—
		Convertible Preferred Stock (260,048 shares)(1)		5,732	—

				22,606	15,419
European Capital Limited(3)	Diversified Financial Services	Senior Debt (5.5%, Due 3/06)	24,861	24,861	24,861
		Ordinary Shares (100 shares)(1)(8)		—	—
		Participating Preferred Shares (52,074,548 shares)(1)		153,328	153,328

				178,189	178,189
European Touch, LTD. II	Commercial Services & Supplies	Senior Debt (9.0%, Due 11/06)(7)	2,336	2,336	2,336
		Subordinated Debt (12.4%, Due 11/06)(7)	15,640	14,497	14,497
		Common Stock (2,895 shares)(1)		1,500	6,280
		Redeemable Preferred Stock (450 shares)		556	556
		Common Stock Warrants (7,105 shares)(1)		3,683	16,172

				22,572	39,841
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (17.7%, Due 11/09)(7)	4,500	4,460	4,460
		Subordinated Debt (14.9%, Due 11/10 – 11/11)(7)	12,514	12,401	12,401
		Common Stock (970,583 shares)(1)		9,706	22,233
		Redeemable Preferred Stock (145,000 shares)		11,226	11,226

				37,793	50,320
Fosbel Global Services (LUXCO) S.C.A(3)	Commercial Services & Supplies	Senior Debt (8.2%, Due 7/10 – 7/11)(7)	39,466	38,789	38,789
		Subordinated Debt (14.3%, Due 7/12 – 7/13)(7)	24,235	23,885	23,885
		Redeemable Preferred Stock (31,647,625 shares)(1)		31,648	34,118
		Convertible Preferred Stock (2,606,275 shares)(1)		5,213	131
		Common Stock (186,161 shares)(1)		372	—

				99,907	96,923

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Future Food, Inc.	Food Products	Senior Debt (12.2%, Due 7/10)(7)	9,867	9,766	9,766
		Subordinated Debt (12.4%, Due 7/11 – 7/12)(7)	14,000	12,702	12,702
		Common Stock (92,738 shares)(1)		18,500	16,566
		Common Stock Warrants (6,500 shares)(1)		1,297	1,201

				42,265	40,235
FutureLogic, Inc.	Computers & Peripherals	Senior Debt (12.0%, Due 2/10 – 2/12)(7)	50,250	49,591	49,591
		Subordinated Debt (15.0%, Due 2/13)(7)	29,761	29,346	29,346
		Common Stock (221,672 shares)(1)		26,685	15,186

				105,622	94,123
Halex Holdings, Inc.	Construction Materials	Senior Debt (11.1%, Due 7/08 – 10/08)(7)	24,425	24,148	24,148
		Subordinated Debt (17.1%, Due 8/10)(7)	29,400	29,245	29,245
		Common Stock (163,083 shares)(1)		6,784	985
		Redeemable Preferred Stock (1,000 shares)		14,631	14,631
		Convertible Preferred Stock (145,996 shares)(1)		1,603	1,772

				76,411	70,781
Hartstrings Holdings Corp.	Textiles, Apparel & Luxury Goods	Senior Debt (10.5%, Due 12/10)(7)	14,157	13,859	13,859
		Subordinated Debt (16.0%, Due 12/10)(7)	5,290	4,955	4,955
		Subordinated Debt (19.0%, Due 12/10)(6)	3,807	3,222	1,485

				22,036	20,299
Hospitality Mints, Inc.	Food Products	Senior Debt (12.2%, Due 11/10)(7)	7,425	7,329	7,329
		Subordinated Debt (12.4%, Due 11/11 – 11/12)(7)	18,500	18,202	18,202
		Convertible Preferred Stock (95,198 shares)		22,325	28,032
		Common Stock Warrants (86,817 shares)(1)		54	643

				47,910	54,206
Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08)(7)	16,288	15,810	15,872
		Common Stock (426,205 shares)(1)		4,760	1,998
		Redeemable Preferred Stock (23,803 shares)		20,189	29,251
		Common Stock Warrants (530,000 shares)(1)		5,918	4,328

				46,677	51,449
Jones Stephens Corp.	Building Products	Subordinated Debt (16.1%, Due 10/10 – 10/11)(7)	22,450	22,228	22,228
		Common Stock (8,750 shares)(1)		3,500	15,369
		Redeemable Preferred Stock (1,000 shares)(1)		7,000	7,000
		Convertible Preferred Stock (8,750 shares)(1)		3,500	14,981

				36,228	59,578
KAC Holdings, Inc.	Chemicals	Subordinated Debt (16.6%, Due 2/11 – 2/12)(7)	22,790	22,562	22,562
		Common Stock (1,550,100 shares)(1)		1,550	60,966
		Redeemable Preferred Stock (13,950 shares)		16,242	16,242

				40,354	99,770
KIC Holdings, Inc.	Building Products	Senior Debt (12.5%, Due 9/07)(7)	7,464	7,440	7,440
		Subordinated Debt (11.8%, Due 9/08)(7)	3,883	3,725	3,725
		Subordinated Debt (18.3%, Due 9/08)(6)	7,769	7,448	2,780
		Redeemable Preferred Stock (30,356 shares)(1)		16,485	—
		Common Stock (3,761 shares)(1)		5,100	—
		Common Stock Warrants (156,613 shares)(1)		3,060	—

				43,258	13,945

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Lifoam Holdings, Inc.	Leisure Equipment & Products	Senior Debt (9.1%, Due 6/07 – 6/10)(7)	35,400	35,085	35,085
		Subordinated Debt (14.2%, Due 6/11 – 6/12)(7)	22,266	21,881	21,881
		Common Stock (20,000 shares)(1)		2,000	966
		Redeemable Preferred Stock (8,800 shares)		5,981	5,981
		Common Stock Warrants (41,164 shares)(1)		4,116	3,341

				69,063	67,254
Logex Corporation	Road & Rail	Senior Subordinated Debt (12.0%, Due 7/08)(7)	23,203	22,051	22,051
		Junior Subordinated Debt (14.0%, Due 7/08)(6)	6,545	4,758	4,135
		Common Stock Warrants (137,839 shares)(1)		7,454	—
		Redeemable Preferred Stock (695 shares)(1)		3,930	—

				38,193	26,186
LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt (9.8%, Due 2/10)(7)	4,600	4,509	4,509
		Subordinated Debt (18.0%, Due 2/13)(7)	9,499	9,369	9,369
		Preferred Units (800 units)(1)		11,000	15,321

				24,878	29,199
MBT International, Inc.	Distributors	Senior Subordinated Debt (13.0%, Due 5/09)	987	794	794
		Junior Subordinated Debt (9.0%, Due 5/09)(6)	6,253	4,120	3,199

				4,914	3,993
Network for Medical Communication & Research, LLC	Commercial Services & Supplies	Subordinated Debt (13.0%, Due 12/06)(7)	10,400	9,923	9,923
		Common Membership Warrants (50,128 units)(1)		2,038	25,148

				11,961	35,071
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.3%, Due 6/06 – 8/23)	54,992	54,163	54,179
		Subordinated Debt (8.0%, Due 7/13)	587	106	587
		Common Stock (771,839 shares)(1)		95	921

				54,364	55,687
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.1%, Due 12/08 – 12/09)(7)	32,994	27,915	28,009
		Common Stock (100 shares)(1)		—	—
		Convertible Preferred Stock (32,043 shares)(1)		11,500	17,085

				39,415	45,094
nSpired Holdings, Inc.	Food Products	Senior Debt (9.5%, Due 12/08 – 12/09)	17,431	17,268	17,268
		Subordinated Debt (18.0%, Due 8/07)(6)(7)	9,614	9,133	4,270
		Common Stock (169,018 shares)(1)		5,000	—
		Redeemable Preferred Stock (29,500 shares)(1)		29,500	—

				60,901	21,538
Optima Bus Corporation	Machinery	Senior Debt (9.2%, Due 6/06 – 1/08)	5,455	5,456	5,456
		Subordinated Debt (10.0%, Due 5/11)(6)	3,758	2,336	2,354
		Common Stock (20,464 shares)(1)		1,896	—
		Convertible Preferred Stock (1,913,015 shares)(1)		16,807	—

				26,495	7,810
PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10)(7)	4,632	4,632	4,632
		Common Stock (341,222 shares)(1)		1,089	6,560
		Common Stock Warrants (29,205 shares)(1)		—	561

				5,721	11,753

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (10.2%, Due 12/09 – 8/11)(7)	34,134	33,591	33,591
		Subordinated Debt (17.4%, Due 5/10 – 8/11)(7)	26,769	26,455	26,455
		Common Stock (98,799 shares)(1)		20,562	20,562

				80,608	80,608
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (11.2%, Due 6/12)(7)	10,000	9,859	9,859
		Subordinated Debt (13.7%, Due 6/13)(7)	24,663	24,310	24,310
		Common Stock (69,120 shares)(1)		6,629	6,629
		Redeemable Preferred Stock (62,210 shares)		45,071	45,071
		Common Stock Warrants (199,095 shares)(1)		19,910	19,910

				105,779	105,779
Precitech, Inc.	Machinery	Senior Debt (11.1%, Due 12/09 – 12/10)(7)	5,338	5,327	5,327
		Senior Subordinated Debt (16.0%, Due 12/11)	2,083	2,083	2,083
		Junior Subordinated Debt (17.0%, Due 12/12) (6)	7,127	5,049	5,336
		Redeemable Preferred Stock (35,807 shares)(1)		7,187	—
		Common Stock (22,040 shares)(1)		2,204	—
		Common Stock Warrants (22,783 shares)(1)		2,278	663

				24,128	13,409
Ranpak Acquisition, Inc.	Containers & Packaging	Senior Subordinated Debt (13.6%, Due 12/12 – 12/13)(7)	102,603	101,068	101,068
		Redeemable Preferred Stock (163,025 shares)		109,480	109,480
		Common Stock (181,139 shares)(1)		18,114	18,114
		Common Stock Warrants (541,970 shares)(1)		54,197	54,197

				282,859	282,859
SAV Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 11/11)	17,000	16,526	16,526
		Subordinated Debt (14.0%, Due 11/12)	12,026	11,847	11,847
		Redeemable Preferred Stock (26,370 shares)		26,145	26,145
		Common Stock (2,930,000 shares)(1)		2,880	2,880

				57,398	57,398
Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt (9.3%, Due 6/10)(7)	11,325	11,144	11,144
		Subordinated Debt (17.0%, Due 6/13)(7)	10,045	9,906	9,906
		Membership Units (760 units)(1)		9,500	11,205

				30,550	32,255
Specialty Brands of America, Inc.	Food Products	Senior Debt (10.0%, Due 12/06 – 5/11)(7)	25,343	25,055	25,055
		Subordinated Debt (15.4%, Due 9/08 – 5/13)(7)	22,015	21,781	21,781
		Redeemable Preferred Stock (209,303 shares)		14,739	14,739
		Convertible Preferred Stock (336,000 shares)		35,208	35,208
		Common Stock (33,916 shares)(1)		3,392	3,392
		Common Stock Warrants (97,464 shares)(1)		9,746	9,746

				109,921	109,921
S-Tran Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)(6)	7,490	6,290	1,202
Stravina Holdings, Inc.	Personal Products	Senior Debt (12.2%, Due 1/10 – 4/11)	47,307	46,964	46,964
		Subordinated Debt (17.4%, Due 4/13) (6)	34,542	26,243	4,555
		Common Stock (1,000 shares) (1)		1	—

				73,208	51,519

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

(in thousands, except share data)

Company(4)	Industry	Investments(5)	Principal	Cost	Fair Value
VP Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Senior Debt (8.3%, Due 10/11)(7)	500	428	428
		Subordinated Debt (14.5%, Due 10/13 – 10/14)	18,099	17,831	17,831
		Common Stock (33,928 shares)(1)		42,410	42,410

				60,669	60,669
Warner Power, LLC	Electrical Equipment	Senior Debt (11.2%, Due 12/07)	6,616	6,616	6,616
		Subordinated Debt (12.6%, Due 12/06 – 12/07)(7)	4,988	4,454	4,482
		Common Membership Units (47,000 units)(1)		1,623	—
		Common Membership Warrants (916 units)(1)		1,123	175
		Redeemable Preferred Stock (5,012,000 units)(1)		4,197	27

				18,013	11,300
Weber Nickel Technologies, Ltd.(3)	Machinery	Subordinated Debt (17.7%, Due 2/06 – 9/12)(6)(7)	16,776	15,996	8,534
		Common Stock (44,834 shares)(1)		1,171	—
		Redeemable Preferred Stock (14,796 shares)(1)		11,847	—

				29,014	8,534
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 12/11)(7)	11,385	11,193	11,193
		Subordinated Debt (14.2%, Due 12/12 – 12/13)(7)	22,399	22,088	22,088
		Common Stock (4,826,476 shares)(1)(7)		21,236	41,587

				54,517	74,868
Subtotal Control Investments (49% of total investment assets and liabilities)				2,557,963	2,516,282

INTEREST RATE DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap— Pay Fixed/Receive Floating	27 Contracts Notional Amounts Totaling $817,142 (Expiring 6/06 – 1/14)		—	12,274
BMO Financial Group	Interest Rate Swap— Pay Fixed/Receive Floating	1 Contract Notional Amounts Totaling $10,000 (Expiring 6/10)		—	273
Citibank, N.A.	Interest Rate Swap— Pay Fixed/Receive Floating	1 Contract Notional Amounts Totaling $530,000 (Expiring 4/12)		—	4,460
Wachovia Bank, N.A.	Interest Rate Swaption— Pay Floating/Receive Fixed	2 Contracts Notional Amounts Totaling $7,093 (Expiring 4/11 – 2/12)		—	101
Citibank, N.A.	Interest Rate Swaption— Pay Floating/Receive Fixed	1 Contract Notional Amounts Totaling $40,000 (Expiring 4/12)		—	552
Wachovia Bank, N.A.	Interest Rate Caps	5 Contracts Notional Amounts Totaling $25,361 (Expiring 1/06 – 2/11)		—	472
Subtotal Interest Rate Derivative Agreements (less than 1% of total investment assets and liabilities)				—	18,132
Total Investment Assets				$5,134,398	$5,119,235

INTEREST RATE DERIVATIVE AGREEMENTS
Wachovia Bank, N.A.	Interest Rate Swap— Pay Fixed/Receive Floating	8 Contracts Notional Amounts Totaling $96,025 (Expiring 9/07 – 8/09)		$—	$(2,035)
Wachovia Bank, N.A.	Interest Rate Swap— Pay Floating/ Receive Floating	5 Contracts Notional Amounts Totaling $106,730 (Expiring 3/06 – 12/09)		—	(105)
Total Investment Liabilities (less than 1% of total investment assets and liabilities)				$—	$(2,140)

(1)	Non-income producing.
(2)	Public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.
(7)	All or a portion of the securities are pledged as collateral under various secured financing arrangements.
(8)	As of December 31, 2005, we have funded $153,328 of our equity commitment and have a remaining unfunded equity commitment of $464,614. See Note 13.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2006	2005
Operations:
Net operating income	$92,896	$63,887
Net realized gain on investments	44,198	4,826
Net unrealized appreciation of investments	23,934	42,967
Cumulative effect of accounting change, net of tax	1,026	—

Net increase in net assets resulting from operations	162,054	111,680

Shareholder distributions:
Common stock dividends	(96,214)	(65,817)

Net decrease in net assets resulting from shareholder distributions	(96,214)	(65,817)

Capital share transactions:
Issuance of common stock	154,142	50,577
Issuance of common stock under stock option plans	2,428	14,845
Issuance of common stock under dividend reinvestment plan	190	228
Purchase of common stock held in deferred compensation trust	(501)	—
Stock-based compensation	3,184	3,196
Cumulative effect of accounting change	(1,432)	—
Other	(538)	20

Net increase in net assets resulting from capital share transactions	157,473	68,866

Total increase in net assets	223,313	114,729
Net assets at beginning of period	2,897,637	1,872,426

Net assets at end of period	$3,120,950	$1,987,155

Net asset value per common share	$25.30	$21.84

Common shares outstanding at end of period	123,364	90,977

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2006	2005
Operating activities:
Net increase in net assets resulting from operations	$162,054	$111,680
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net unrealized appreciation of investments	(23,934)	(42,967)
Net realized gain on investments	(44,198)	(4,826)
Accretion of loan discounts	(3,074)	(3,129)
Increase in accrued payment-in-kind interest and dividends	(29,459)	(16,763)
Collection of loan origination fees	5,007	4,258
Amortization of deferred finance costs and net debt discount	2,668	1,883
Stock-based compensation and other deferred compensation expense	5,063	3,196
Cumulative effect of accounting change, net of tax	(1,026)	—
Depreciation of property and equipment	969	401
Funding of deferred compensation plan	(26,460)	—
Increase in interest receivable	(2,587)	(6,977)
Decrease in other assets	5,002	2,437
Decrease in other liabilities	(21,874)	(14,406)

Net cash provided by operating activities	28,151	34,787

Investing activities:
Purchases of investments	(882,969)	(393,645)
Principal repayments	437,919	124,166
Proceeds from sale of senior debt investments	42,607	47,305
Collection of payment-in-kind notes and dividends	5,585	3,457
Collection of accreted loan discounts	2,011	978
Proceeds from sale of equity investments	98,842	11,331
Purchase of government securities	—	(99,938)
Interest rate derivative receipts (payments), net	1,524	(3,295)
Capital expenditures of property and equipment	(5,394)	(646)
Repayments of employee notes receivable issued in exchange for common stock	—	20

Net cash used in investing activities	(299,875)	(310,267)

Financing activities:
Proceeds from asset securitizations	67,975	—
(Repayments of) draws on revolving debt facilities, net	(2,230)	147,611
Repayment of notes payable	(60,764)	(84,528)
Proceeds from debt issuances	21,977	—
Proceeds from short-term secured financing agreements, net	25,115	113,938
Increase in deferred financing costs	(467)	(2,227)
Decrease in debt service escrows	37,742	72,108
Issuance of common stock	156,570	65,422
Purchase of common stock held in deferred compensation trust	(501)	—
Distributions paid	(2,997)	(5,094)

Net cash provided by financing activities	242,420	307,230

Net increase (decrease) in cash and cash equivalents	(29,304)	31,750
Cash and cash equivalents at beginning of period	97,134	58,367

Cash and cash equivalents at end of period	$67,830	$90,117

Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment plan	$190	$228

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2006	2005
Per Share Data:
Net asset value at beginning of the period	$24.37	$21.11

Net operating income(1)	0.77	0.71
Net realized gain on investments(1)	0.37	0.06
Net unrealized appreciation on investments(1)	0.20	0.48
Cumulative effect of accounting change, net of tax(1)	0.01	—

Net increase in net assets resulting from operations(1)	1.35	1.25
Issuance of common stock	0.39	0.19
Effect of (dilution) antidilution(2)	(0.01)	0.02
Distribution of net investment income	(0.80)	(0.73)

Net asset value at end of period	$25.30	$21.84

Ratio/Supplemental Data:
Per share market value at end of period	$35.16	$31.41
Total loss(3)	(0.6)%	(3.5)%
Shares outstanding at end of period	123,364	90,977
Net assets at end of period	$3,120,950	$1,987,155
Average net assets	$3,009,294	$1,929,791
Average debt outstanding	$2,431,000	$1,572,900
Average debt per common share(1)	$20.28	$17.57
Ratio of operating expenses, net of interest expense, to average net assets	1.28%	0.96%
Ratio of interest expense to average net assets	1.20%	0.90%

Ratio of operating expenses to average net assets	2.48%	1.86%
Ratio of net operating income to average net assets	3.09%	3.31%

(1)	Weighted average basic per share data.
(2)	Represents the antidilutive impact of (i) the other components in the changes in net assets, including other capital transactions such as income tax deductions related to the exercise of stock options credited to additional paid-in capital and repayments of notes receivable from the sale of common stock, and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Total return is based on the change in the market value of our common stock taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan, which includes a 5% discount on shares purchased through the reinvested dividends.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

(in thousands, except per share data)

Note 1. Unaudited Interim Financial Statements

Interim financial statements of American Capital Strategies, Ltd. (which is referred throughout this report as “American Capital”, “we”, and “us”) are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our Form 10-K, as filed with the Securities and Exchange Commission.

Note 2. Organization

We were incorporated in 1986. On August 29, 1997, we completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). Our investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in our shareholders’ equity through appreciation in value of our equity interests.

We are the parent and sole shareholder of American Capital Financial Services, Inc. (“ACFS”) and through ACFS provide advisory, management and other services to businesses, principally our portfolio companies. We are also the parent and sole shareholder of European Capital Financial Services (Guernsey) Limited (“ECFS”), a company incorporated in Guernsey. ECFS is the sole shareholder of European Capital Financial Services Limited, a company incorporated in the United Kingdom. These companies provide fund management services to a European investment fund, which is one of our portfolio companies.

We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, Boston, Palo Alto, London and Paris.

Note 3. Consolidation

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company. An exception to this general principle occurs if the investment company has an investment in an operating company that provides services to the investment company. Our consolidated financial statements include the accounts of our operating companies, ACFS and ECFS. Our investments in other investment companies or funds are recorded as investments in the accompanying consolidated financial statements and are not consolidated. We also have wholly-owned affiliated statutory trusts that were established to facilitate secured borrowing arrangements whereby assets were transferred to the affiliated statutory trusts and notes were sold by the trusts. These transfers of assets to the trusts are treated as secured borrowing arrangements in accordance with FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities,” and our consolidated financial statements include the accounts of our affiliated statutory trusts established for secured financing arrangements. We also have established trusts to fund deferred compensation plans for employees. Our consolidated financial statements include the accounts of these trusts. All intercompany accounts have been eliminated in consolidation.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Note 4. Investments

Investments are carried at fair value, as determined in good faith by our Board of Directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company, including an investment company that is a portfolio company, issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers, potential strategic buyer analysis and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security. For commercial mortgage backed securities (“CMBS”) and collateralized debt obligation (“CDO”) securities, we prepare a fair value analysis that is based on a discounted cash flow model utilizing prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar securities, when available.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As of March 31, 2006 and December 31, 2005, the percentage of investments that were not publicly traded or for which we have various degrees of trading restrictions and therefore the fair value was determined in good faith by our board of directors was 100%.

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

Investments consist of securities issued by publicly- and privately-held companies consisting of senior debt, subordinated debt, equity warrants, preferred and common equity securities and interest rate derivative agreements. Our debt securities are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. We also make investments in securities that do not produce

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

current income. These investments typically consist of equity warrants, common equity, and preferred equity and are identified in the accompanying consolidated schedule of investments. We also invest in CMBS and CDO non-investment grade securities. As of March 31, 2006, loans on non-accrual status were $177,341, calculated as the cost plus unamortized OID. As of March 31, 2006, loans, excluding loans on non-accrual status, with a principal balance of $34,808 were greater than three months past due. As of December 31, 2005, loans on non-accrual status were $132,330, calculated as the cost plus unamortized OID. As of December 31, 2005, loans, excluding loans on non-accrual status, with a principal balance of $34,498 were greater than three months past due.

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amount are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (“PIK”) interest and dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities. For CMBS and CDO securities, we recognize interest income using the effective interest method, using the anticipated yield over the projected life of the investment.

The composition summaries of our investment portfolio as of March 31, 2006 and December 31, 2005 at cost and fair value as a percentage of total investments, excluding interest rate derivative agreements, are shown in the following table:

	March 31, 2006	December 31, 2005
COST
Senior debt	27.2%	29.3%
Subordinated debt	34.6%	36.9%
Preferred equity	18.4%	17.1%
Equity warrants	4.9%	4.8%
Common equity	10.9%	9.7%
CMBS & CDO securities	4.0%	2.2%

	March 31, 2006	December 31,2005
FAIR VALUE
Senior debt	27.3%	29.5%
Subordinated debt	32.5%	35.2%
Preferred equity	17.1%	15.2%
Equity warrants	6.0%	5.8%
Common equity	13.0%	12.0%
CMBS & CDO Securities	4.1%	2.3%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments, excluding interest rate derivative agreements:

	March 31, 2006	December 31, 2005
COST
Commercial Services & Supplies	14.0%	12.9%
Diversified Financial Services	10.5%	8.0%
Electrical Equipment	6.9%	7.4%
Containers & Packaging	6.8%	7.2%
Leisure Equipment & Products	5.8%	6.1%
Food Products	5.7%	6.0%
Building Products	4.3%	6.1%
Auto Components	4.2%	5.0%
Healthcare Providers & Services	3.9%	2.1%
Healthcare Equipment & Supplies	3.6%	3.8%
Construction & Engineering	3.5%	3.7%
Machinery	2.9%	3.2%
Textiles, Apparel & Luxury Goods	2.7%	2.9%
IT Services	2.7%	2.5%
Chemicals	2.3%	2.5%
Software	2.3%	2.5%
Internet & Catalog Retail	2.2%	2.1%
Computers & Peripherals	1.9%	2.1%
Personal Products	1.7%	1.8%
Road & Rail	1.6%	1.7%
Energy Equipment & Services	1.6%	0.4%
Household Durables	1.6%	1.7%
Construction Materials	1.4%	1.5%
Diversified Consumer Services	1.1%	0.0%
Electronic Equipment & Instruments	1.0%	3.1%
Distributors	0.9%	1.0%
Aerospace & Defense	0.7%	1.1%
Oil, Gas & Consumable Fuels	0.6%	0.0%
Household Products	0.6%	0.7%
Media	0.5%	0.5%
Other	0.5%	0.4%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

	March 31, 2006	December 31, 2005
FAIR VALUE
Commercial Services & Supplies	15.6%	14.4%
Diversified Financial Services	10.5%	8.1%
Electrical Equipment	7.7%	7.3%
Containers & Packaging	6.9%	7.2%
Leisure Equipment & Products	5.3%	5.7%
Food Products	5.0%	5.4%
Auto Components	4.6%	5.5%
Building Products	4.1%	5.7%
Healthcare Equipment & Supplies	3.9%	4.0%
Healthcare Providers & Services	3.7%	1.9%
Construction & Engineering	3.6%	3.8%
IT Services	2.8%	2.6%
Textiles, Apparel & Luxury Goods	2.7%	3.1%
Chemicals	2.4%	2.7%
Software	2.3%	2.5%
Internet & Catalog Retail	2.2%	2.1%
Machinery	2.2%	2.5%
Computers & Peripherals	1.7%	1.8%
Energy Equipment & Services	1.7%	0.4%
Household Durables	1.3%	1.7%
Oil, Gas & Consumable Fuels	1.2%	0.0%
Diversified Consumer Services	1.1%	0.0%
Road & Rail	1.1%	1.4%
Electronic Equipment & Instruments	1.1%	3.8%
Construction Materials	1.1%	1.4%
Distributors	1.0%	1.0%
Household Products	0.8%	0.8%
Aerospace & Defense	0.8%	1.1%
Personal Products	0.8%	1.0%
Media	0.6%	0.5%
Other	0.2%	0.6%

The following table shows the portfolio composition by geographic location at cost and at fair value as a percentage of total investments, excluding interest rate derivative agreements. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	March 31, 2006	December 31, 2005
COST
Mid-Atlantic	20.6%	21.3%
Southwest	23.2%	22.3%
Southeast	13.8%	14.6%
North-Central	11.3%	12.9%
South-Central	7.4%	5.9%
Northwest	0.8%	0.8%
Northeast	14.4%	14.5%
International	8.5%	7.7%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

	March 31, 2006	December 31, 2005
FAIR VALUE
Mid-Atlantic	21.8%	22.8%
Southwest	22.5%	21.1%
Southeast	13.0%	14.4%
North-Central	13.0%	14.4%
South-Central	7.2%	5.0%
Northwest	0.8%	0.8%
Northeast	14.0%	14.3%
International	7.7%	7.2%

Note 5. Borrowings

Our debt obligations consisted of the following as of March 31, 2006 and December 31, 2005:

Debt	March 31, 2006	December 31, 2005
Secured revolving debt-funding facility, $1,000,000 commitment	$538,139	$593,369
Unsecured revolving debt-funding facility, $310,000 commitment	215,000	162,000
Secured revolving debt-funding facility, $125,000 commitment	—	—
Unsecured debt due through September 2011	167,000	167,000
Unsecured debt due August 2010	126,000	126,000
Unsecured debt due October 2020	75,473	75,481
Unsecured debt due February 2011	22,126	—
TRS Facility	135,334	110,219
ACAS Business Loan Trust 2002-2 asset securitization	—	5,406
ACAS Business Loan Trust 2003-1 asset securitization	—	23,320
ACAS Business Loan Trust 2003-2 asset securitization	238	32,268
ACAS Business Loan Trust 2004-1 asset securitization	409,772	409,772
ACAS Business Loan Trust 2005-1 asset securitization	830,000	762,025

Total	$2,519,082	$2,466,860

The weighted average debt balance for the three months ended March 31, 2006 and 2005 was $2,431,000 and $1,572,900, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the three months ended March 31, 2006 and 2005 was 5.92% and 4.41%, respectively. We are currently in compliance with all of our debt covenants.

As of December 31, 2005, we had a $255,000 unsecured revolving line of credit with a syndication of lenders. In January 2006, we expanded the committed amount of our existing unsecured debt-funding facility from $255,000 to $310,000 as a result of new lender commitments.

In February 2006, we entered into a note purchase agreement to issue €14 million and £3 million of senior unsecured five-year notes to institutional investors in a private placement offering. The €14 million Series 2006-A Notes have a fixed interest rate of 5.177% and the £3 million Series 2006-B Notes have a fixed interest rate of 6.565%. Each series matures in February 2011. The note purchase agreement contains customary default provisions.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

In January 2006, we issued the remaining $67,975 of Class A-2A notes under our asset securitization for ACAS Business Loan Trust 2005-1.

We have a total return swap facility (the “TRS Facility”) with Wachovia Bank, N.A. (“Wachovia”) under which we pledge certain of our investments to Wachovia from time to time in exchange for financing. Subject to the terms and conditions of the TRS Facility, we may generally repay and reborrow proceeds and are required to make payments to Wachovia on outstanding funds at a rate equal to one-month LIBOR plus 125 basis points. We must also repay all or a portion of any funded amount upon the occurrence of certain events. In addition to the pledged assets, Wachovia has recourse to us for any collateral shortfall up to $150 million. The TRS Facility contains customary default provisions and is scheduled to terminate in December 2006. We have treated the TRS Facility as a secured financing arrangement with the outstanding funded amount included as a debt obligation on the accompanying consolidated balance sheets.

We considered an interpretation of GAAP relating to the treatment of transactions where investments acquired by us from a particular counterparty are simultaneously financed through a financing arrangement with that same counterparty or an affiliate thereof. Currently, in such cases, we record such transactions as a sale of the investment to us and such related debt provided to us as a secured financing arrangement. An alternative interpretation of GAAP, however, concerns whether such investment should be presented on a net basis and treated as a derivative.

In the first quarter of 2006, we purchased several tranches of CMBS from an affiliate of Wachovia and subsequently pledged certain tranches of the acquired CMBS investment to Wachovia through the TRS Facility. If we recorded certain tranches of this CMBS investment as a derivative at the time of acquisition, total assets and total liabilities would have been affected for the quarter ended March 31, 2006. The accounting for these types of transactions is being considered for further technical guidance by the accounting standard setters. Future guidance may require us to adjust our accounting of these transactions.

Note 6. Stock Options

In 2003, we adopted FASB Statement No. 123, “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123.” In applying FASB Statement No. 123 to all stock options granted in 2003 and forward, the estimated fair value of the stock options are expensed pro rata over the vesting period of the options and are included on the accompanying consolidated statements of operations in “Salaries, benefits and stock-based compensation.” In accordance with FASB Statement No. 123, we elected to continue to apply the provisions of Accounting Principle Board Opinion No. 25 “Accounting for Stock Issued to Employees” to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of our consolidated net operating income and net increase in net assets resulting from operations calculated as if compensation costs were computed in accordance with FASB Statement No. 123.

In December 2004, the FASB issued FASB Statement No. 123 (revised 2004), “Share-Based Payment,” a revision to FASB Statement No. 123. FASB Statement No. 123(R) also supersedes APB Opinion No. 25 and amends FASB Statement No. 95, “Statement of Cash Flows.” Generally, the approach in FASB Statement No. 123(R) is similar to the approach described in FASB Statement No. 123. However, FASB Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. In the first quarter of 2006, we adopted FASB Statement No. 123(R) using the “modified prospective” method. Under the modified prospective method, the consolidated financial statements for prior year interim periods and fiscal years will not reflect any restated amounts.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

All of our stock options granted prior to January 1, 2003 that were accounted for under APB Opinion No. 25 and not expensed in our consolidated statements of operations were fully vested as of December 31, 2005 and therefore, no additional stock compensation costs for those stock option grants will be recorded subsequent to the adoption of FASB Statement No. 123(R). When recognizing compensation cost under FASB Statement No. 123, we elected to adjust the compensation costs for forfeitures when the unvested awards were actually forfeited. However, under FASB Statement No. 123(R), we are required to estimate forfeitures of unvested awards when recognizing compensation cost. Upon the adoption of FASB Statement 123(R) on January 1, 2006, we recorded a cumulative effect of a change in accounting principle to adjust compensation cost, net of related tax effects, for the difference in compensation costs recognized in prior periods had forfeitures been estimated during those periods of $1,026, or $0.01 per basic share and $0.01 per diluted share. We calculated the compensation costs that would have been recognized in prior periods and during the three months ended March 31, 2006 using an estimated annual forfeiture rate of 6.7%.

During the three months ended March 31, 2006, we granted 1,990 options to purchase shares of common stock. We estimated the weighted average fair value on the date of grant of $2.26 per option using a Black-Scholes option pricing model using the following assumptions: exercise price at market on date of grant, expected dividend yield of 9.4%, weighted average risk-free interest rate of 4.4%, expected volatility factor of 0.23, and expected term of 5 years. In prior periods, we determined our expected volatility used in a Black-Scholes option pricing model based on our historical volatility during the expected term of the option. Beginning in the first quarter of 2006, we determined our expected volatility based on a combination of our historical volatility during the expected term of the option and our implied volatility based on the market prices of traded options of our stock.

As of March 31, 2006, the total compensation cost related to nonvested stock option awards not yet recognized was $54,449 that has a weighted average period to be recognized of 3.5 years.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

The following table summarizes the pro forma effect of stock options granted prior to January 1, 2003 on consolidated net operating income and net increase in net assets resulting from operations:

Three Months Ended March 31, 2005
Net operating income
As reported	$63,887
Stock-based employee compensation	(345)

Pro forma	$63,542

Net operating income per common share
Basic as reported	$0.71

Basic pro forma	$0.71

Diluted as reported	$0.70

Diluted pro forma	$0.70

Net increase in net assets resulting from operations
As reported	$111,680
Stock-based employee compensation	(345)

Pro forma	$111,335

Net increase in net assets resulting from operations per common share
Basic as reported	$1.25

Basic pro forma	$1.24

Diluted as reported	$1.22

Diluted pro forma	$1.22

A summary of the status of all of our stock option plans as of and for the three months ended March 31, 2006 is as follows:

	Three Months Ended March 31, 2006
	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	10,060	$28.71
Granted	1,990	$34.79
Exercised	(111)	$21.84
Canceled and expired	(13)	$22.21

Options outstanding, end of period	11,926	$29.80

Options exercisable at period end	2,477	$25.18

Our shareholders had previously approved a non-employee director option plan providing for grants of 150 shares of common stock. In the first quarter of 2006, we received an order from the Securities and Exchange Commission authorizing the plan.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Note 7. Deferred Compensation Plans

In the first quarter of 2006, we established a non-qualified deferred compensation plan (the “Plan”) for the purpose of granting bonus awards to our domestic employees. The compensation and corporate governance committee of our board of directors is the administrator of the Plan. The Plan is funded through a trust which is administered by a third-party trustee (the “Trust”). The compensation and corporate governance committee determines bonus awards to be granted under the Plan and the terms of such awards, including vesting schedules. Awards may vest contingent on the employee’s continued employment and the achievement of performance goals, if any, as determined by the compensation and corporate governance committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy.

The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. During the first quarter of 2006, we contributed $26,460 to the Trust. The Trust has not acquired shares of our common stock as of March 31, 2006, but it intends to do so subject to shareholder approval. Until such approval is received, the amounts contributed have been invested in short-term investments and are included in other assets on the accompanying consolidated balance sheets. The expected payment of the deferred compensation liability is recorded as compensation cost pro rata over the requisite service period. For the quarter ended March 31, 2006, we recorded $1,292 of deferred compensation cost for bonus awards granted under the Plan.

We also have a deferred compensation plan for the benefit of certain European employees funded through a separate trust administered by a third party trustee. The trust uses the funds provided by us to purchase shares of our common stock on the open market that will vest to the employee pro rata over a five-year period. The expected payment of the deferred compensation liability is recorded as compensation cost pro rata over the requisite service period. The deferred compensation liability is classified as a liability in our accompanying consolidated balance sheet and is adjusted through compensation cost to reflect changes in the fair value of our common stock for the obligation of the awards that are vested. Our common stock held by the trust is accounted for as treasury stock in the accompanying consolidated balance sheet.

Note 8. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the three months ended March 31, 2006 and 2005:

	Three Months Ended March 31,
	2006	2005
Numerator for basic and diluted net operating income per share	$92,896	$63,887

Numerator for basic and diluted earnings per share	$162,054	$111,680

Denominator for basic weighted average shares	119,866	89,534
Employee stock options and awards	887	857
Shares issuable under forward sale agreements	333	1,010

Denominator for diluted weighted average shares	121,086	91,401

Basic net operating income per common share	$0.77	$0.71
Diluted net operating income per common share	$0.77	$0.70
Basic earnings per common share	$1.35	$1.25
Diluted earnings per common share	$1.34	$1.22

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Note 9. Segment Data

Our reportable segments are our investing operations as a business development company and our financial advisory operations.

The following table presents segment data for the three months ended March 31, 2006:

	Investing	Advisory	Consolidated
Interest and dividend income	$131,101	$24	$131,125
Fee and other income	4,833	37,220	42,053

Total operating income	135,934	37,244	173,178

Interest expense	35,982	—	35,982
Salaries, benefits and stock-based compensation	7,386	15,829	23,215
General and administrative	5,810	9,607	15,417

Total operating expenses	49,178	25,436	74,614

Operating income before income taxes	86,756	11,808	98,564

Provision for income taxes	(412)	(5,256)	(5,668)

Net operating income	86,344	6,552	92,896

Net realized gain on investments	44,198	—	44,198
Net unrealized appreciation of investments	23,934	—	23,934

Increase in net assets resulting from operations before cumulative effect of accounting change	154,476	6,552	161,028
Cumulative effect of accounting change, net of tax	449	577	1,026

Net increase in net assets resulting from operations	$154,925	$7,129	$162,054

The following table presents segment data for the three months ended March 31, 2005:

	Investing	Advisory	Consolidated
Interest and dividend income	$86,417	$1	$86,418
Fee and other income	1,560	12,877	14,437

Total operating income	87,977	12,878	100,855

Interest	17,346	—	17,346
Salaries, benefits and stock-based compensation	3,913	8,399	12,312
General and administrative	3,284	3,001	6,285

Total operating expenses	24,543	11,400	35,943

Operating income before income taxes	63,434	1,478	64,912

Provision for income taxes	—	(1,025)	(1,025)

Net operating income	63,434	453	63,887

Net realized gain on investments	4,826	—	4,826
Net unrealized appreciation of investments	42,967	—	42,967

Net increase in net assets resulting from operations	$111,227	$453	$111,680

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Note 10. Commitments

As of March 31, 2006, we had commitments under loan and financing agreements to fund up to $309,697 to 47 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria. The terms of the borrowings and financings subject to commitment are comparable to the terms of other debt and equity securities in our portfolio.

As of March 31, 2006, we were also subject to a subscription agreement to fund up to €322,848 (or $389,880) of equity commitments to European Capital Limited (See Note 13).

Note 11. Shareholders’ Equity

Our common share activity for the three months ended March 31, 2006 and 2005 was as follows:

	March 31, 2006	March 31, 2005
Common shares outstanding at beginning of period	118,913	88,705
Issuance of common stock	4,337	1,700
Issuance of common stock under stock option plans	111	565
Issuance of common stock under dividend reinvestment plan	6	7
Purchase of common stock held in deferred compensation trust	(3)	—

Common shares outstanding at end of period	123,364	90,977

Forward Sale Agreements

We periodically complete public offerings where shares of our common stock are sold in which a portion of the shares are offered directly by us and a portion of the shares are sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements. The shares of common stock sold by third parties are borrowed from third party market sources by counterparties, or forward purchasers, of the forward sale agreements who then sell the shares to the public. Pursuant to the forward sale agreements, we are required to sell to the forward purchasers shares of our common stock generally at such times as we elect over a one-year period. The forward sale agreements provide for settlement on a settlement date or dates specified at our discretion within a one-year period. On a settlement date, we issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price is initially the public offering price of shares of our common stock less the underwriting discount. The forward sale agreements provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and also is subject to specified decreases on certain dates during the duration of the agreement. The forward sale prices are also subject to decrease if the total cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Each forward purchaser under a forward sale agreement has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement, or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with Emerging Issues Task Force (EITF) Issue No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the forward sale agreements are considered equity instruments, and the shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, “Participating Securities and the Two-Class Method Under FASB Statement No. 128”, the forward sale agreements are not considered participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, “Earnings per Share.” However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

Equity Offerings

For the first quarters of 2006 and 2005, we completed several public offerings of our common stock and entered into several forward sale agreements. The following table summarizes the total shares sold, including shares sold pursuant to the underwriters’ over-allotment options and through forward sale agreements, and the proceeds we received, excluding issuance costs, for the public offerings of our common stock for the first quarters of 2006 and 2005:

	Shares Sold	Proceeds, Net of Underwriters’ Discount	Average Price per Share
February 2006 public offering	987	$35,620	$36.10
January 2006 public offering	600	$20,904	$34.84
Issuances under November 2005 Forward Sale Agreements	2,000	$71,661	$35.83
Issuances under September 2005 Forward Sale Agreements	750	$26,113	$34.82

Total for the three months ended March 31, 2006	4,337	$154,298	$35.58

March 2005 public offering	700	$21,080	$30.11
Issuances under September 2004 Forward Sale Agreements	1,000	$29,506	$29.51

Total for the three months ended March 31, 2005	1,700	$50,586	$29.76

In November 2005, we entered into forward sale agreements (the November 2005 Forward Sale Agreements”) to purchase 5,000 shares of common stock. The 5,000 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the November 2005 Forward Sale Agreements who then sold the shares to the public. Pursuant to the November 2005 Forward Sale Agreements, we must sell to the forward purchasers 5,000 shares of our common stock generally at such times as we elect over a one-year period. The November 2005 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within the duration of the November 2005 Forward Sale

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Agreements through termination in November 2006. On a settlement date, we will issue shares of our common stock to the forward purchasers at the then applicable forward sale price. The forward sale price was initially $36.941 per share, which was the public offering price of shares of our common stock less the underwriting discount. The November 2005 Forward Sale Agreements provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and is subject to decrease by $0.79, $0.03, $0.80, $0.81 and $0.82 per share on December 2, 2005, December 27, 2005, March 3, 2006, June 2, 2006 and September 1, 2006, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. As of March 31, 2006, there are 1,500 shares available under the November 2005 Forward Sale Agreements at a forward sale price of $35.83 per share.

In January 2006, we entered into a forward sale agreement (the “January 2006 Forward Sale Agreement”) to purchase 4,000 shares of common stock. The 4,000 shares of common stock were borrowed from third party market sources by the counterparty, or forward purchaser, of the January 2006 Forward Sale Agreement who then sold the shares to the public. Pursuant to the January 2006 Forward Sale Agreement, we must sell to the forward purchaser 4,000 shares of our common stock generally at such times as we elect over a one-year period. The January 2006 Forward Sale Agreement provides for settlement date or dates to be specified at our discretion within the duration of the January 2006 Forward Sale Agreement through termination in January 2007. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $34.84 per share, which was the public offering price of shares of our common stock less the underwriting discount. The January 2006 Forward Sale Agreement provides that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and is subject to a decrease by $0.80, $0.82, $0.85, and $0.86 on each of March 3, 2006, June 2, 2006, September 1, 2006 and December 1, 2006, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchaser of borrowing our common stock exceeds a specified amount. As of March 31, 2006, there are 4,000 shares available under the January 2006 Forward Sale Agreement at a forward sale price of $34.35 per share.

As of March 31, 2006, all other forward sale agreements had been fully settled.

Note 12. Interest Rate Derivatives

We use derivative financial instruments to manage interest rate risk and also to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. We have established policies and procedures for the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Note 13. Investment in European Capital Limited

On September 30, 2005, European Capital Limited (“ECAS Holding”), a company incorporated in Guernsey, closed on an offering of €750,000 of equity commitments. We provided €520,745 of the equity commitments and third party institutional investors provided €229,255 of the remaining equity commitments. ECAS Holding, through its subsidiary, European Capital S.A. SICAR (“ECAS”), invests in and sponsors management and employee buyouts, invests in private equity buyouts and provides capital directly to private and mid-sized public companies primarily in Europe. As of March 31, 2006, we have funded €197,898 ($236,991) of our equity commitment and have a remaining unfunded commitment of €322,848 ($389,880). During the first quarter of 2006, we also provided ECAS Holding with senior bridge loan financing of $193,608, which was fully repaid as of March 31, 2006. During the first quarter of 2006, ECAS obtained commitments for a €400,000 multi-currency secured revolving credit facility to fund investments. Our total investment in ECAS Holding as of March 31, 2006 of $236,991 is included as an investment in our accompanying consolidated balance sheet.

Our wholly-owned subsidiary ECFS, entered into a services agreement with ECAS Holding and an investment management agreement with ECAS. Pursuant to the investment management agreement and services agreement, we provide advisory and management services to ECAS and receive a management fee equal to 1.25% of the greater of ECAS’ weighted average gross assets or €750,000. In addition, ECAS and ECAS Holding will reimburse us for all costs and expenses incurred by ECFS during the term of the agreement, including all cost and expenses incurred by us for the organization and formation of ECAS, ECAS Holding and ECFS. For the three months ended March 31, 2006, we recorded $7,519 of revenue from these agreements consisting of $2,819 of management fees and $4,700 for reimbursements of costs and expenses. As of March 31, 2006 and December 31, 2005, we had a receivable of $3,519 and $10,402, respectively, due from ECAS and ECAS Holding for management fees and reimbursements of costs and expenses, which is included in other assets in the accompanying consolidated balance sheets.

Also pursuant to the investment management agreement, we received in October 2005 warrants to purchase preference shares of ECAS Holding representing 20% of ECAS Holding’s preference shares on a fully-diluted basis. The initial exercise price of the warrants is at least €0.10 per preference share up to a maximum of €10 per preference share. The €10 per preference share price is the initial contribution per preference share at the initial capital commitment. The per share exercise price on the warrants will be reduced to reflect the amount of any future dividends on the preference shares and increased to reflect the per share amount of capital calls made on the holders of the preference shares in the future. In the event that ECAS Holding issues additional preference shares, we will receive additional warrants to purchase preference shares in ECAS so that at all times the warrants issued to us as manager are not less than 20% of ECAS Holding’s preference shares on a fully-diluted basis. In the event that ECAS Holding undertakes an initial public offering and legal requirements effectively prevent ECAS Holding from being able to issue additional warrants to us, then ECAS Holding will pay us an incentive management fee in cash. The incentive management fee would be subject to a cumulative hurdle rate of 2% per quarter of ECAS’ pre-incentive fee net income as a return on quarterly average net asset value, determined on a cumulative basis through the end of quarter. The incentive management fee, if any, would be earned and payable as follows: (i) no incentive management fee in any calendar quarter in which ECAS’ pre-incentive fee net income does not exceed the cumulative hurdle rate or (ii) 100% of the amount of ECAS’ pre-incentive management fee net income, if any, that exceeds the cumulative hurdle rate but is less than 2.5% per quarter, plus 20% of the amount of ECAS’ pre-incentive fee net income, if any, that is equal to or exceeds 2.5%.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

ECAS Holding intends to provide liquidity opportunities to its minority shareholders. In order to provide its minority shareholders with liquidity, the minority shareholders may have the right, in the event that a liquidity event has not been provided within three years of the initial close, to put, subject to applicable law, 50% of their preference shares to ECAS Holding at fair market value. In the event that a liquidity event has not been provided within four years of the initial close, the minority shareholders may put, subject to applicable law, 100% of their preference shares to ECAS Holding at fair market value. If ECAS Holding is unable to fulfill its obligations to redeem the shares, then (i) ECAS Holding will suspend all future dividends to us until such shares are redeemed, (ii) minority investors other than us will have the right to designate a substantial minority of the board of directors of ECAS Holding, and (iii) in the event that ECAS Holding does not redeem such shares by the second put date then the minority investors other than us will have the right to designate a majority of the board of directors of ECAS Holding.

Note 14. Subsequent Event

In April 2006, we completed a public offering in which 9,800 shares of our common stock, including an underwriters’ over-allotment of 1,800 shares, were sold at a public offering price of $35.31 per share. Upon completion of the offering and exercise of the underwriters’ over-allotment option, we received proceeds, net of the underwriters’ discount, of $333,062.

As part of the public offering in April 2006, we also entered into forward sale agreements (the “April 2006 Forward Sale Agreements”) to purchase 4,000 shares of common stock. The 4,000 shares of common stock were borrowed from third party market sources by the counterparties, or forward purchasers, of the April 2006 Forward Sale Agreements who then sold the shares to the public. Pursuant to the April 2006 Forward Sale Agreements, we must sell to the forward purchasers 4,000 shares of our common stock generally at such times as we elect over a one-year period. The April 2006 Forward Sale Agreements provide for settlement date or dates to be specified at our discretion within the duration of the April 2006 Forward Sale Agreements through termination in April 2007. On a settlement date, we will issue shares of our common stock to the forward purchasers at the then applicable forward sale price. The forward sale price was initially $33.9859 per share, which was the public offering price of shares of our common stock less the underwriting discount. The April 2006 Forward Sale Agreements provide that the initial forward sale price per share is subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and is subject to a decrease by $0.82, $0.83, $0.84, and $0.85 on each of June 2, 2006, September 1, 2006, December 1, 2006 and March 2, 2007, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

Schedule 12-14

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2005

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2005	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2005(3)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2005	Value of Each Item as of December 31, 2005
Controlled Companies

Commercial Services & Supplies	Senior debt	$74,787			$73,353
	Subordinated debt	115,931			112,406
	Redeemable preferred equity	80,770			83,240
	Convertible preferred equity (1)	73.2%			15,452
	Equity warrants (1)	52.4%			52,435
	Common equity (1)	67.6%			56,365

			(14,636)	23,199	393,251

Containers & Packaging	Senior debt	7,400			7,298
	Subordinated debt	113,865			112,170
	Redeemable preferred equity	109,480			109,480
	Convertible preferred equity	83.3%			16,242
	Equity warrants (1)	73.2%			54,197
	Common equity (1)	24.5%			18,114

			1,937	4,227	317,501

Food Products	Senior debt	68,215			67,567
	Subordinated debt	71,895			64,225
	Redeemable preferred equity	44,239			14,739
	Convertible preferred equity	59.3%			63,240
	Equity warrants (1)	30.3%			11,590
	Common equity (1)	83.9%			19,958

			(506)	20,942	241,319

Internet & Catalog Retail	Senior debt	10,000			9,859
	Subordinated debt	24,663			24,310
	Redeemable preferred equity	45,071			45,071
	Equity warrants (1)	61.7%			19,910
	Common equity (1)	21.4%			6,629

			4,583	7,314	105,779

Machinery	Senior debt	15,441			11,021
	Subordinated debt	50,664			38,811
	Redeemable preferred equity	39,223			29,251
	Convertible preferred equity (1)	60.0%			—
	Equity warrants (1)	43.2%			5,552
	Common equity (1)	34.1%			13,388

			(32,776)	7,381	98,023

Computers & Peripherals	Senior debt	50,250			49,591
	Subordinated debt	29,761			29,346
	Common equity (1)	64.0%			15,186

			(3,130)	9,297	94,123
Leisure Equipment & Products	Senior debt	35,400			35,085
	Subordinated debt	22,266			21,881
	Redeemable preferred equity	5,981			5,981
	Equity warrants (1)	62.3%			3,341
	Common equity (1)	30.3%			966

			(4,104)	6,945	67,254

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2005

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2005	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2005(3)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2005	Value of Each Item as of December 31, 2005
Aerospace & Defense	Senior debt	54,992			54,179
	Subordinated debt	587			587
	Common equity (1)	92.8%			921

			(14,603)	5,526	55,687

Building Products	Senior debt	7,886			7,440
	Subordinated debt	46,199			28,733
	Redeemable preferred equity (1)	23,485			7,000
	Convertible preferred equity (1)	31.5%			14,981
	Equity warrants (1)	95.7%			—
	Common equity (1)	17.4%			15,369

			(10,359)	4,943	73,523

Electronic Equipment & Instruments	Senior debt	11,325			11,144
	Subordinated debt	49,785			49,238
	Common equity (1)	85.0%			66,453

			(2,080)	7,599	126,835

Chemicals	Senior debt	35,909			35,909
	Subordinated debt	69,443			24,178
	Redeemable preferred equity	27,254			17,087
	Equity warrants (1)	36.3%			—
	Common equity (1)	50.7%			60,966

			(8,019)	8,299	138,140

Construction & Engineering	Subordinated debt	32,994			28,009
	Convertible preferred equity (1)	78.2%			17,085
	Common equity (1)	0.0%			—

			4,428	4,743	45,094

Construction Materials	Senior debt	24,425			24,148
	Subordinated debt	29,400			29,245
	Redeemable preferred equity	14,631			14,631
	Convertible preferred equity (1)	37.9%			1,772
	Common equity (1)	42.3%			985

			(1,473)	7,885	70,781

Personal Products	Senior debt	47,307			46,964
	Subordinated debt (2)	34,542			4,555
	Common equity (1)	91.0%			—

			(7,140)	3,156	51,519

Auto Components	Subordinated debt	20,500			18,681
	Redeemable preferred equity	5,102			5,102
	Equity warrants (1)	31.6%			25,746

			(2,913)	3,525	49,529

Diversified Financial Services	Senior debt	24,861			24,861
	Common equity	72.3%			178,527

			(8,631)	4,096	203,388

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2005

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2005	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2005(3)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2005	Value of Each Item as of December 31, 2005
Health Care Equipment & Supplies	Senior debt	16,950			16,637
	Subordinated debt	27,850			27,443
	Common equity (1)	95.9%			61,435

			(1,574)	3,920	105,515

Electrical Equipment	Senior debt	40,750			40,207
	Subordinated debt	31,757			30,937
	Redeemable preferred equity (1)	4,197			27
	Equity warrants (1)	1.9%			175
	Common equity (1)	89.5%			20,562

			(4,142)	9,667	91,908

IT Services	Senior debt	8,875			8,750
	Subordinated debt	8,728			8,611
	Redeemable preferred equity	8,133			8,133
	Equity warrants (1)	77.3%			10,874
	Common equity (1)	6.6%			933

			1,491	3,834	37,301

Textiles, Apparel & Luxury Goods	Senior debt	18,657			18,319
	Subordinated debt	21,611			18,841
	Redeemable preferred equity	11,226			11,226
	Common equity (1)	82.0%			22,233

			(5,917)	7,664	70,619

Other (less than 1%)	Senior debt	15,873			15,128
	Subordinated debt	77,464			53,719
	Redeemable preferred equity	12,032			8,102
	Convertible preferred equity (1)	59.0%			—
	Equity warrants (1)	74.8%			1,767
	Common equity (1)	99.9%			477

			(9,128)	9,538	79,193

Dividends and interest for controlled companies prior to being classified as controlled				(3,091)

Dividends and interest for controlled companies not held at end of period				22,596

Total Controlled Companies			(118,692)	183,205	2,516,282

Affiliate Companies
Road & Rail	Subordinated debt	31,247			30,114
	Redeemable preferred equity (1)	1,705			1,705
	Common equity (1)	11.0%			12,394

				3,823	44,213

IT Services	Subordinated debt	30,467			30,046
	Convertible preferred equity (1)	19.1%			16,859

				1,934	46,905

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2005

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2005	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2005(3)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2005	Value of Each Item as of December 31, 2005
Household Durables	Senior debt	20,629			20,307
	Subordinated debt	15,245			15,026
	Redeemable preferred equity (1)	16,200			9,082
	Convertible preferred equity (1)	66.6%			—
	Common equity (1)	8.9%			9,787

				6,378	54,202

Software	Subordinated debt	24,724			24,378
	Convertible preferred equity	6.6%			5,059

				3,068	29,437

Commercial Services & Supplies	Senior debt	18,000			17,734
	Subordinated debt	27,983			27,601
	Equity warrants (1)	1.9%			2,198
	Common equity (1)	5.4%			6,116

				7,463	53,649

Health Care Equipment & Supplies	Senior debt	17,554			17,277
	Subordinated debt	31,827			31,066
	Redeemable preferred equity	11,509			11,509
	Common equity (1)	15.4%			8,235

				5,838	68,087

Auto Components	Senior debt	10,900			10,715
	Subordinated debt	53,643			52,899
	Redeemable preferred equity	7,387			6,169
	Common equity (1)	8.7%			2,620
	Equity warrants (1)	14.0%			1,767

				7,945	74,170

Other (less than 1%)	Senior debt	20,650			20,441
	Subordinated debt	16,940			16,692
	Redeemable preferred equity	16,947			12,926
	Convertible preferred equity	21.5%			1,398
	Equity warrants (1)	68.1%			8,023
	Common equity (1)	5.3%			18,883

				16,949	78,363

Dividends and interest for affiliate companies prior to being classified as affiliate				(4,424)

Dividends and interest for affiliate companies not held at end of period				9,005

Total Affiliate Companies				57,979	449,026

Total				$241,184	$2,965,308

(1)	Non-income producing
(2)	Debt security is on non-accrual status and therefore considered non-income producing.
(3)	Pursuant to Regulation S-X, rule 6-03(c)(i), the Company does not consolidate its portfolio company investments. Accordingly, the amount of equity in net profit/(loss) for the fiscal year ended December 31, 2005 is properly not recorded in the Company’s financial statements.

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2005

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Value of Each Item as of December 31, 2004	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2005
Controlled Companies

Commercial Services & Supplies	Senior debt	$29,658	$96,618	$52,923	$73,353
	Subordinated debt	95,717	51,989	35,300	112,406
	Redeemable preferred equity	29,958	75,752	22,470	83,240
	Convertible preferred equity	—	20,534	5,082	15,452
	Equity warrants	77,129	5,858	30,552	52,435
	Common equity	54,401	28,208	26,244	56,365

		286,863	278,959	172,571	393,251

Containers & Packaging	Senior debt	—	24,374	17,076	7,298
	Subordinated debt	—	112,170	—	112,170
	Redeemable preferred equity	—	109,480	—	109,480
	Convertible preferred equity	—	16,546	304	16,242
	Equity warrants	—	54,197	—	54,197
	Common equity	—	18,114	—	18,114

		—	334,881	17,380	317,501

Food Products	Senior debt	56,553	23,251	12,237	67,567
	Subordinated debt	63,652	6,267	5,694	64,225
	Redeemable preferred equity	30,676	5,847	21,784	14,739
	Convertible preferred equity	20,920	44,084	1,764	63,240
	Equity warrants	11,166	589	165	11,590
	Common equity	21,892	—	1,934	19,958

		204,859	80,038	43,578	241,319

Internet & Catalog Retail	Senior debt	—	86,526	76,667	9,859
	Subordinated debt	—	24,310	—	24,310
	Redeemable preferred equity	—	45,071	—	45,071
	Equity warrants	—	19,910	—	19,910
	Common equity	—	6,629	—	6,629

		—	182,446	76,667	105,779

Machinery	Senior debt	17,099	5,713	11,791	11,021
	Subordinated debt	38,491	10,156	9,836	38,811
	Redeemable preferred equity	28,110	13,211	12,070	29,251
	Convertible preferred equity	1,767	5,568	7,335	—
	Equity warrants	711	4,841	—	5,552
	Common equity	3,025	11,534	1,171	13,388

		89,203	51,023	42,203	98,023

Computers & Peripherals	Senior debt	—	65,406	15,815	49,591
	Subordinated debt	—	43,000	13,654	29,346
	Equity warrants	—	1,337	1,337	—
	Common equity	—	29,230	14,044	15,186

		—	138,973	44,850	94,123

Leisure Equipment & Products	Senior debt	52,267	21,661	38,843	35,085
	Subordinated debt	26,818	2,221	7,158	21,881
	Redeemable preferred equity	5,231	751	1	5,981
	Convertible preferred equity	—	—	—	—
	Equity warrants	4,116	—	775	3,341
	Common equity	2,546	—	1,580	966

		90,978	24,633	48,357	67,254

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2005

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Value of Each Item as of December 31, 2004	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2005
Aerospace & Defense	Senior debt	58,524	23,683	28,028	54,179
	Subordinated debt	541	46	—	587
	Equity warrants	—	—	—	—
	Common equity	2,234	—	1,313	921

		61,299	23,729	29,341	55,687

Building Products	Senior debt	6,494	4,313	3,367	7,440
	Subordinated debt	40,832	720	12,819	28,733
	Redeemable preferred equity	10,338	1,500	4,838	7,000
	Convertible preferred equity	8,305	7,366	690	14,981
	Equity warrants	446	—	446	—
	Common equity	8,305	7,064	—	15,369

		74,720	20,963	22,160	73,523

Electronic Equipment & Instruments	Senior debt	8,901	12,422	10,179	11,144
	Subordinated debt	29,311	19,927	—	49,238
	Common equity	42,046	24,407	—	66,453

		80,258	56,756	10,179	126,835

Chemicals	Senior debt	33,633	2,276	—	35,909
	Subordinated debt	29,324	1,093	6,239	24,178
	Redeemable preferred equity	19,136	8,000	10,049	17,087
	Equity warrants	1,706	—	1,706	—
	Common equity	53,847	7,467	348	60,966

		137,646	18,836	18,342	138,140

Construction & Engineering	Subordinated debt	28,543	963	1,497	28,009
	Convertible preferred equity	7,910	9,175	—	17,085
	Common equity	—	—	—	—

		36,453	10,138	1,497	45,094

Construction Materials	Senior debt	15,925	11,398	3,175	24,148
	Subordinated debt	28,035	1,210	—	29,245
	Redeemable preferred equity	13,931	700	—	14,631
	Convertible preferred equity	7,956	—	6,184	1,772
	Common equity	6,784	—	5,799	985

		72,631	13,308	15,158	70,781

Personal Products	Senior debt	—	72,137	25,173	46,964
	Subordinated debt	—	15,558	11,003	4,555
	Common equity	—	1	1	—

		—	87,696	36,177	51,519

Auto Components	Subordinated debt	18,336	345	—	18,681
	Redeemable preferred equity	4,500	602	—	5,102
	Equity warrants	23,401	2,345	—	25,746
	Common equity	2,239	—	2,239	—

		48,476	3,292	2,239	49,529

Diversified Financial Services	Senior debt	—	166,796	141,935	24,861
	Common equity	27,017	160,301	8,791	178,527

		27,017	327,097	150,726	203,388

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Supplementary Schedule of Additions and Subtractions

Fiscal Year Ended December 31, 2005

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Value of Each Item as of December 31, 2004	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2005
Health Care Equipment & Supplies	Senior debt	—	45,937	29,300	16,637
	Subordinated debt	—	27,443	—	27,443
	Common equity	—	61,435	—	61,435

		—	134,815	29,300	105,515

Electrical Equipment	Senior debt	70,793	20,299	50,885	40,207
	Subordinated debt	38,821	14,348	22,232	30,937
	Redeemable preferred equity	12,510	9,906	22,389	27
	Equity warrants	12,775	3,249	15,849	175
	Common equity	22,331	1,889	3,658	20,562

		157,230	49,691	115,013	91,908

IT Services	Senior debt	10,175	353	1,778	8,750
	Subordinated debt	8,382	229	—	8,611
	Redeemable preferred equity	6,676	1,457	—	8,133
	Equity warrants	10,874	—	—	10,874
	Common equity	933	—	—	933

		37,040	2,039	1,778	37,301

Textiles, Apparel & Luxury Goods	Senior debt	15,632	11,628	8,941	18,319
	Subordinated debt	24,327	2,525	8,011	18,841
	Redeemable preferred equity	9,886	1,340	—	11,226
	Equity warrants	1,527	—	1,527	—
	Common equity	14,658	7,575	—	22,233

		66,030	23,068	18,479	70,619

Other (less than 1%)	Senior debt	13,948	20,119	18,939	15,128
	Subordinated debt	88,105	42,091	76,477	53,719
	Redeemable preferred equity	7,950	8,853	8,701	8,102
	Convertible preferred equity	—	—	—	—
	Equity warrants	49,761	23,278	71,272	1,767
	Common equity	23,608	20,461	43,592	477

		183,372	114,802	218,981	79,193

Total Controlled Companies		1,654,075	1,977,183	1,114,976	2,516,282

Affiliate Companies

Road & Rail	Senior debt	18,183	491	18,674	—
	Subordinated debt	12,435	17,679	—	30,114
	Redeemable preferred equity	1,300	405	—	1,705
	Common equity	1,306	11,088	—	12,394

		33,224	29,663	18,674	44,213

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Supplementary Schedule of Additions and Subtractions

Fiscal Year Ended December 31, 2005

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Value of Each Item as of December 31, 2004	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2005
IT Services	Subordinated debt	—	30,046	—	30,046
	Convertible preferred equity	—	16,859	—	16,859

		—	46,905	—	46,905

Household Durables	Senior debt	—	41,580	21,273	20,307
	Subordinated debt	—	15,026	—	15,026
	Redeemable preferred equity	—	16,200	7,118	9,082
	Convertible preferred equity	—	1,799	1,799	—
	Common equity	—	9,787	—	9,787
	Equity warrants	—	—	—	—

		—	84,392	30,190	54,202

Software	Senior debt	—	17,199	17,199	—
	Subordinated debt	—	24,378	—	24,378
	Convertible Preferred Equity	—	5,059	—	5,059

		—	46,636	17,199	29,437

Commercial Services & Supplies	Senior debt	47,242	89	29,597	17,734
	Subordinated debt	26,595	1,006	—	27,601
	Equity warrants	1,584	614	—	2,198
	Common equity	4,407	1,709	—	6,116

		79,828	3,418	29,597	53,649

Health Care Equipment & Supplies	Senior debt	8,805	11,669	3,197	17,277
	Subordinated debt	86,507	14,078	69,519	31,066
	Redeemable preferred equity	10,414	1,095	—	11,509
	Convertible preferred equity	13,559	619	14,178	—
	Equity warrants	1,708	—	1,708	—
	Common equity	5,074	5,982	2,821	8,235

		126,067	33,443	91,423	68,087

Auto Components	Senior debt	—	12,315	1,600	10,715
	Subordinated debt	27,604	25,578	283	52,899
	Redeemable preferred equity	4,510	2,877	1,218	6,169
	Common equity	500	2,620	500	2,620
	Equity warrants	—	1,767	—	1,767

		32,614	45,157	3,601	74,170

Other (less than 1%)	Senior debt	52,736	26,121	58,416	20,441
	Subordinated debt	54,640	20,906	58,854	16,692
	Redeemable preferred equity	7,689	10,205	4,968	12,926
	Convertible preferred equity	—	1,398	—	1,398
	Equity warrants	6,151	8,210	6,338	8,023
	Common equity	15,580	6,868	3,565	18,883

		136,796	73,708	132,141	78,363

Total Affiliate Companies		408,529	363,322	322,825	449,026

Total		$2,062,604	$2,340,505	$1,437,801	$2,965,308

AMERICAN CAPITAL STRATEGIES, LTD.

STATEMENT OF ADDITIONAL INFORMATION JULY 14, 2006

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus dated July 14, 2006 relating to this offering and the accompanying prospectus supplement, if any. A copy of the prospectus and the relevant accompanying prospectus supplement, if any, may be obtained by calling American Capital Strategies, Ltd. at (301) 951-6122 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	—
Investment Objective and Policies	SAI-2	—
Management	SAI-2	110
Compensation of Executive Officers	SAI-3	—
Compensation of Directors	SAI-3	—
Executive Officer Option Grants	SAI-7	—
Committees of the Board of Directors	—	115
Control Persons and Principal Holders of Our Common Stock	SAI-8	—
Investment Advisory Services	SAI-9	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar	SAI-9	128
Consolidated Financial Statements	SAI-9	F-1
Brokerage Allocation and Other Practices	SAI-9	—
Tax Status	SAI-9	—

SAI-1

GENERAL INFORMATION AND HISTORY

We were incorporated in Delaware in 1986 to provide advisory services to and invest in middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. On August 29, 1997, we completed an initial public offering of 10,382,437 shares of our common stock and became a non-diversified, closed end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT OBJECTIVES AND POLICIES

Our investment objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and/or potential for equity appreciation and realized gains. We will at all times seek to conduct our business so as to retain our status as a BDC and to qualify to be taxed as a RIC. We seek to achieve our investment objectives by lending to and investing primarily in middle market companies in a variety of industries and in diverse geographic locations primarily in the United States. At March 31, 2006, our investment portfolio totaled $5.5 billion. A discussion of the selected financial data, supplementary financial information and management’s discussion and analysis of financial condition and results of operations is included in the prospectus. In addition to our core lending business, we also provide advisory and asset management services to businesses through American Capital Financial Services, Inc., European Capital Financial Services (Guernsey) Limited and European Capital Financial Services Limited each a wholly-owned subsidiary. We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, Boston, Palo Alto, London and Paris.

MANAGEMENT

Compensation of Executive Officers and Directors

Under the Securities and Exchange Commission (the “SEC”) rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain of our executive officers and directors.

The compensation for our executive officers at present include: a base salary and an annual target bonus. In addition, our executive officers are eligible to participate in the Amended and Restated American Capital Incentive Bonus Plan (the “Incentive Bonus Plan”) and our stock option plans. The base salary for each executive officer is fixed, and the annual target bonus is generally calculated as a specified percentage of the base salary, by the Compensation and Corporate Governance Committee of the Board of Directors of the company (the “Compensation and Corporate Governance Committee,” Except for a portion of Mr. Wilkus’ annual bonus, the eligibility of the executive officers to receive their target bonuses is based on the achievement of certain performance goals established by the Compensation and Corporate Governance Committee, which may be based on sales, return on equity, revenue, net operating income, book value per share, dividend characterization, return on assets, cash flow, equity or investment growth, gross amount invested, regulatory compliance (including compliance goals relating to the Sarbanes-Oxley Act of 2002), satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet objectives, implementation or completion of one or more projects or transactions, intradepartmental or intra-office performance or any other objective goals established by the Compensation and Corporate Governance Committee. In addition, the Compensation and Corporate Governance Committee may award other compensation to the executive officers even if such performance goals are not achieved.

The following table sets forth certain details of the aggregate compensation paid to each of our three highest paid executive officers during 2005, as well as to each of our executive officers who was also a director (the “named executive officers”). For the aggregate compensation received by each non-employee director, see “Director Compensation.”

SAI-2

COMPENSATION TABLE

SUMMARY COMPENSATION TABLE

2005 COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From Our Company(1)	Pension Or Retirement Benefits Accrued As Part of Our Company Expense(2)	Total Compensation
Malon Wilkus Chief Executive Officer, President and Chairman of our board of directors (“Board of Directors”)	$3,524,400	$6,300	$3,530,700

John R. Erickson Executive Vice President and Chief Financial Officer	$2,084,375	$6,300	$2,090,675

Ira J. Wagner Executive Vice President and Chief Operating Officer	$2,084,375	$6,300	$2,090,675

(1)	The aggregate 2005 compensation amount from the company for Messrs. Wilkus, Erickson and Wagner, includes salary in the amount of $792,000, $575,000 and $575,000, respectively, and bonus in the amount of $2,732,400, $1,509,375 and $1,509,375, respectively. Messrs. Wilkus, Erickson and Wagner elected to defer $18,000, $14,000 and $18,000, respectively, of their salary to the 401(k) profit sharing plan portion of the employee stock ownership plan (“ESOP”).
(2)	Represents the value of our common stock (“Common Stock”) allocated in 2005 to the Executive Officer’s account in the ESOP.

NOTE: The named executive officers’ estimated annual benefits under the ESOP upon retirement are not determinable.

Additionally, we provide to all employees health insurance, dental insurance, group life insurance and certain limited perquisites such as parking and commuting expenses. Employees also receive imputed income reflected in their aggregate compensation for income tax purposes in cases where non-employee family members may accompany an employee on a business trip.

We have adopted a Code of Ethics and Conduct pursuant to Rule 17j-1 of the 1940 Act. Personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by us. However, they may purchase securities also owned by or under consideration for ownership by us only with our consent.

You may read and copy this information at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the Code of Ethics and Conduct is available in the Investor Relations section of our web site at http://www.AmericanCapital.com and on the EDGAR Database on the SEC’s web site at http://www.sec.gov. You may obtain copies of the Code of Ethics and Conduct, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

DIRECTOR COMPENSATION

Effective July 1, 2005, we increased the annual retainer fee paid to non-employee directors from $25,000 to $50,000. Each non-employee director thus received an annual retainer fee of $37,500 for 2005 (non-employee directors who chaired a Board of Directors committee received an additional $5,000). Each non-employee director also received a fee of $1,500 for each meeting of the Board of Directors or each separate committee meeting attended. For 2006, each non-employee director will be compensated at the same rate.

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Directors are reimbursed for travel, lodging and other out-of-pocket expenses incurred in connection with Board of Directors and committee meetings. Directors also receive imputed income reflected in their aggregate compensation for income tax purposes in cases where non-director family members may accompany an employee on a business trip. Directors who are our employees do not receive additional compensation for service as a member of the Board of Directors.

The following table sets forth the compensation received by each non-employee director during 2005:

Name	2005 Compensation
Mary C. Baskin	$125,000	[1]
Neil M. Hahl	$125,000	[2]
Philip R. Harper	$128,000	[3]
Stan Lundine	$115,500
Kenneth D. Peterson, Jr.	$103,500
Alvin N. Puryear	$123,000

(1)	In 2005, Ms. Baskin also received compensation of $7,500 for service as a member of the Board of Directors of eLynx Holdings, Inc., one of American Capital portfolio companies.
(2)	In 2005, Mr. Hahl also received compensation of $10,000 for service as a member of the Board of Directors of WWC Acquisitions, Inc., one of American Capital portfolio companies.
(3)	In 2005, Mr. Harper also received compensation of $20,000 for service as a member of the Board of Directors of 3SI Security Systems, one of American Capital’s portfolio companies, which we exited in the first quarter of 2006.

Director Option Plan

We established the 1997 Disinterested Director Stock Option Plan (the “1997 Director Stock Option Plan”) for directors who are not our employees. On May 14, 1999, the SEC issued an order approving the 1997 Director Stock Option Plan, which was required under the 1940 Act in order for the 1997 Director Stock Option Plan to become effective. The 1997 Director Stock Option Plan provides for the issuance to participants of options to purchase an aggregate of 150,000 shares of Common Stock. Options to purchase a maximum of 25,000 shares may be issued to any single participant under the 1997 Director Stock Option Plan. Messrs. Hahl, Harper and Lundine, who were directors on the date of our Board of Directors’ approval of the 1997 Director Stock Option Plan, November 6, 1997, each received automatic grants of options to purchase 15,000 shares of Common Stock. Dr. Puryear was granted options to purchase shares of Common Stock as of September 15, 1998, the date he became a director, conditioned on the issuance of the SEC exemption order. In addition, as of May 15, 2000, Messrs. Hahl, Harper, Lundine and Puryear received grants of options to purchase an additional 5,000 shares each. Ms. Baskin and Mr. Peterson were granted options for 15,000 shares each on June 15, 2000, and January 15, 2001, respectively. Such options vested over a three-year period on each of the first three anniversaries of the respective dates noted above. The exercise price for the original option grants is $18.625 per share, which was the closing price of Common Stock on The Nasdaq National Market as of May 14, 1999, the date the SEC approval order became effective. The other options have exercise prices equal to the closing price of Common Stock on the day preceding the date of grant. All options expire ten years from the date of grant except that the initial grants to Messrs. Hahl, Harper and Lundine expire on November 6, 2007, and Dr. Puryear’s initial grant expires on September 15, 2008.

In 2000, our Board of Directors adopted and our stockholders approved the adoption of the 2000 Disinterested Director Stock Option Plan (the “2000 Director Stock Option Plan,”) providing for the issuance of options to purchase up to 150,000 shares of Common Stock. The plan became effective on February 28, 2006, when the SEC issued an order authorizing the 2000 Director Stock Option Plan. Options to purchase a maximum of 25,000 shares may be issued to any single participant under the 2000 Director Stock Option Plan. Ms. Baskin, Messrs. Hahl, Harper, Lundine, and Peterson, and Dr. Puryear, who were on the Board of Directors on the date of

SAI-4

the order, each received an automatic grant of options to purchase 25,000 shares of Common Stock. Two-thirds of the shares of Common Stock subject to such options vested on February 28, 2006, the date on which the 2000 Director Stock Option Plan became effective, and the remaining shares will vest on October 30, 2006. The exercise price for these option grants is $35.62 per share, which was the closing price of the Common Stock on The Nasdaq National Market on February 28, 2006. These options expire on October 30, 2013. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director.

Option Exercises and Year-End Option Values(1)

The following table sets forth the details of option exercises by executive officers and members of the Board of Directors during 2005 and the number and values of the unexercised options at December 31, 2005.

	Shares Acquired on Exercise	Value(2) Realized	Options Outstanding at 12/31/2005			Value of Options at 12/31/2005(3)
Name			Exercisable		Unexercisable	Exercisable	Unexercisable
Malon Wilkus	—	—	742,566	(4)	594,346	$7,253,576	$5,075,097
John R. Erickson	207,815	$1,868,207	140,800	(4)	471,866	$2,052,422	$4,061,328
Ira J. Wagner	232,799	$2,378,880	8,000	(4)	471,866	$50,760	$4,061,328
Samuel A. Flax	—	—	—		258,666	—	$445,600
Roland H. Cline	134,132	$1,871,617	5,866	(4)	239,854	$36,662	$1,942,465
Brian Graff	60,147	$513,763	99,192	(4)	261,946	$1,212,813	$1,897,762
Gordon J. O’Brien	177,685	$1,836,737	89,980	(4)	294,523	$1,296,887	$2,405,287
Darin R. Winn	53,697	$772,068	203,280	(4)	406,416	$2,171,557	$2,642,566
Mary C. Baskin	—	—	15,000		—	$200,955	—
Neil M. Hahl	—	—	20,000		—	$337,010	—
Philip R. Harper	—	—	—		—	—	—
Stan Lundine	10,000	$179,058	10,000		—	$161,160	—
Kenneth D. Peterson, Jr.	—	—	15,000		—	$141,900	—
Alvin N. Puryear	—	—	20,000		—	$337,010	—

(1)	Option grants and exercises for Ms. Baskin and Messrs. Hahl, Harper, Lundine, Peterson and Puryear pertain to the 1997 Disinterested Director Stock Option Plan. See “Director Compensation.”
(2)	“Value Realized” is calculated at the market price on the date of exercise, less the option exercise price, but before any tax liabilities or transaction costs. This is a deemed market value, which may actually be realized only if the shares are sold at that price.
(3)	Value of unexercised options is calculated at the closing market price on December 31, 2005 ($36.21), less the option exercise price, but before any tax liabilities or transaction costs. Options, if any, with an exercise price greater than the market price as of December 31, 2005, are shown as having no value.
(4)	Includes certain unvested options, the terms of which allow them to be exercised before they are vested. The terms of such early exercise generally provide the company a call option on stock purchased in such circumstances in the event the holder terminates employment with the company prior to the vesting date.

Long Term Incentive Plans

We currently maintain three long term incentive programs in which executive officers participate: (i) the ESOP, in which all of our employees are eligible to participate after meeting minimum service requirements, (ii) the 1997 Employee Stock Option Plan, the 2000 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, the 2003 Employee Stock Option Plan, the 2004 Employee Stock Option Plan, the 2005 Employee Stock Option Plan and the 2006 Stock Option Plan (collectively, the “Existing Employee Stock Option Plans”), and (iii) the Incentive Bonus Plan. We maintain no stock appreciation rights plan or defined benefit or actuarial plan.

SAI-5

ESOP.    We maintain the ESOP for the benefit of our employees in order to enable them to share in our growth. The ESOP is a profit sharing plan, qualified under section 401(a) of the Code designed to be invested primarily in Common Stock. The ESOP provides that participants will receive allocations of Common Stock at least equal to 3% of their annual compensation, up to certain statutory maximums. We have the ability to make additional contributions also subject to certain statutory maximums. Since 2000, an ESOP participant immediately vests in Common Stock allocated to his or her ESOP account. The ESOP also allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. We do not match or otherwise make contributions to the profit sharing plan.

Existing Employee Stock Option Plans.    We established the Existing Employee Stock Option Plans for the purpose of attracting and retaining executive officers and other key employees. Non-employee directors may not participate. Options for a maximum of 1,828,252 shares, 3,800,000 shares, 1,950,000 shares, 3,500,000 shares, 2,100,000 shares, 5,500,000 and 7,070,000 shares of Common Stock were subject to issuance under the 1997 Employee Stock Option Plan, the 2000 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, the 2003 Employee Stock Option Plan, the 2004 Employee Stock Option Plan, the 2005 Employee Stock Option Plan, and the 2006 Stock Option Plan, respectively. Including forfeitures of previously granted options, as of June 9, 2006, options for an aggregate of 5,389,218 shares of Common Stock were available for grant under the Existing Employee Stock Option Plans, options for 21,763,219 shares of Common Stock were outstanding and options for 6,916,308 shares of Common Stock have been exercised. The Compensation and Corporate Governance Committee administers the Existing Employee Stock Option Plans. Each of the Existing Employee Stock Option Plans sets a maximum number of shares that may be granted to any single participant. The Compensation and Corporate Governance Committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options. The Compensation and Corporate Governance Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations. In addition, the Compensation and Corporate Governance Committee is also authorized under the 2003 Employee Stock Option Plan, the 2004 Employee Stock Option Plan, the 2005 Employee Stock Option Plan and the 2006 Stock Option Plan, to reduce the exercise price of the options issued thereunder by an amount equal to the per share amount of any cash dividend paid to stockholders. The exercise price of options issued under the 2003 Employee Stock Option Plan and those under the 2004 Employee Stock Option Plan, but not the 2005 Employee Stock Option Plan, nor the 2006 Stock Option Plan have been adjusted following the payment of certain cash dividends. The Compensation and Corporate Governance Committee, however, has suspended the operation of all such adjustments and will not adjust the exercise price of options granted under the Existing Employee Stock Option Plans following the occurrence of any of the foregoing events unless we receive confirmation from the staff of the SEC that we may do so. Options may be exercised during a period of no more than ten years following the date of grant. The Compensation and Corporate Governance Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions. Section 61(a) of the 1940 Act imposes certain requirements on our option plans including that the options must expire no later than ten years from grant, that the options not be separately transferable other than by gift, will or intestacy, that the exercise price at the date of issuance must not be less than the current market price for the underlying stock, that the plan must be approved by a majority of our directors who are not interested persons and by the stockholders, and that we not have a profit-sharing plan as described in the 1940 Act.

Incentive Bonus Plan.    We established the Incentive Bonus Plan for the purpose of attracting, retaining and motivating employees and directors of outstanding competence through the use of both current and long-term incentive compensation programs. The Incentive Bonus Plan provides for the investment of cash contributions in our Common Stock and permits the grant of both annual awards and bonus awards, (each, an “Award”) to our employees, and, if permitted by law, to employees of our subsidiaries, certain of which are paid currently and others of which are only paid in the future and generally subject to a vesting schedule contingent on the employee’s continued employment with us. The terms of an Award may provide for the grant, vesting or payment of annual awards or the grant or vesting of bonus awards to be contingent upon the achievement of one

SAI-6

or more specified performance goals, established by the Compensation And Corporate Governance Committee. The maximum aggregate dollar amount of all annual awards or bonus awards granted to any employee for any calendar year is $10,000,000. We have established a trust fund to fund the payment of bonus awards to be paid in the future (the “Trust”). The Trust will purchase shares of our Common Stock, which will be used as a notional investment for bonus accounts. The maximum number of shares of our Common Stock that may be purchased by the trust is 3,800,000 shares, provided that the Trust will be permitted to use dividends on our Common Stock to purchase additional shares, including through our Dividend Reinvestment Plan, if permissible. Unless sooner terminated by the Board of Directors, the Incentive Bonus Plan will terminate on January 19, 2016, and no awards may be granted after this date, unless the terms of the Incentive Bonus Plan are extended by our stockholders. The termination of the Incentive Bonus Plan will not affect the validity of any award outstanding as of the termination date.

Executive Officer Option Grants

The following table shows for each of the named executive officers (1) the number of options that were granted during 2005, (2) out of the total number of options granted to all employees during 2005, the percentage granted to the named executive officer, (3) the exercise price, (4) the expiration date, and (5) the present value of the grant at the date of grant.

Name	Number of Shares Underlying Options Granted(1)(2)	Percent of Total Options Granted To Employees in 2005		Exercise or Base Price ($/Share)		Expiration Date	Grant Date Present Value(1)
Malon Wilkus	118,333 118,333	2.8 2.8	% %	$ $	35.61 36.68	06/20/15 10/27/15	$ $	542,545 556,615
John R. Erickson	93,333 93,333	2.2 2.2	% %	$ $	35.61 36.68	06/20/15 10/27/15	$ $	427,922 439,020
Ira J. Wagner	93,333 93,333	2.2 2.2	% %	$ $	35.61 36.68	06/20/15 10/27/15	$ $	427,922 439,020
Total options granted to all participants	4,232,793

(1)	We use a Black-Scholes option pricing model to value the stock options as of the date of grant. For stock options granted in 2005, we used the following assumptions: exercise price at market on date of grant, dividend yield of 9.1%, weighted average risk-free interest rate of 4.04%, expected volatility factor of 0.34 and expected option life of five years.
(2)	All such options vest on a five-year schedule.

SAI-7

CONTROL PERSONS AND PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table sets forth, as of June 9, 2006 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise indicated, we believe that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)	Dollar Range of Equity Securities Beneficially Owned(2)(3)
Beneficial Owners of more than 5%:

None	—		—	N/A

Directors and Executive Officers:

Malon Wilkus	1,945,881	(4)(5)(11)	1.4%	over $1,000,000
John R. Erickson	276,214	(4)(6)	*	over $1,000,000
Ira J. Wagner	44,197	(4)	*	$500,001-$1,000,000
Samuel A. Flax	39,560	(4)	*	$100,001-$ 500,000
Roland H. Cline	89,848	(4)(5)	*	over $1,000,000
Gordon J. O’Brien	124,196	(4)(6)	*	over $1,000,000
Darin R. Winn	269,678	(4)	*	over $1,000,000
Brian S. Graff	141,780	(4)(9)	*	over $1,000,000
Mary C. Baskin	35,515	(7)(8)	*	over $ 100,000
Neil M. Hahl	34,916	(7)	*	over $ 100,000
Philip R. Harper	412,740	(7)	*	over $ 100,000
Stan Lundine	36,049	(7)	*	over $ 100,000
Kenneth D. Peterson, Jr.	88,417	(7)(10)	*	over $ 100,000
Alvin N. Puryear	39,667	(7)	*	over $ 100,000

Directors and Executive Officers as a group (14 persons)	3,578,658		2.6%	N/A

*	Less than one percent.
(1)	Pursuant to the rules of the SEC, shares of Common Stock subject to options held by our directors and Executive Officers that are exercisable within 60 days of June 9, 2006, are deemed outstanding for the purposes of computing such director’s or executive officer’s beneficial ownership.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of Common Stock as reported on The Nasdaq National Market as of June 9, 2006, times the number of shares or options beneficially owned and, as appropriate, deducting the strike price of options included in such amount.
(4)	Includes shares allocated to the account of each executive officer as a participant in the ESOP over which each has voting power under the terms of the ESOP, and the following shares issuable upon the exercise of options that are exercisable within 60 days of June 9, 2006: Mr. Wilkus has 58,323 shares in the ESOP and 832,552 shares issuable upon the exercise of options; Mr. Erickson has 3,148 shares in the ESOP and 213,066 shares issuable upon the exercise of options; Mr. Wagner has 3,931 shares in the ESOP and 29,266 shares issuable upon the exercise of options; Mr. Flax has 194 shares in the ESOP and 35,866 shares issuable upon the exercise of options; Mr. Cline has 46,642 shares in the ESOP and 41,079 shares issuable upon the exercise of options; Mr. O’Brien has 2,483 shares in the ESOP and 99,240 shares issuable upon the exercise of options; Mr. Winn has 2,619 shares in the ESOP and 262,449 shares issuable upon the exercise of options; and Mr. Graff has 1,327 shares in the ESOP and 137,798 shares issuable upon the exercise of options.

SAI-8

(5)	Includes the equivalent number of shares held as units in the our 401(k) profit sharing plan of which the named executive officer is the beneficial power. Messrs. Wilkus and Cline have the equivalent of 2,864 and 2,127 shares, respectively. The 401(k) plan is part of the ESOP, and such units are in addition to shares held in the ESOP stock account of the named individual.
(6)	Does not include shares owned by the ESOP, for which Messrs. Erickson and O’Brien are the trustees, other than shares allocated to Messrs. Erickson’s and O’Brien’s ESOP accounts. See note (4).
(7)	Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of June 9, 2006. Ms. Baskin and Messrs. Hahl, Harper, Lundine, Peterson and Puryear have 31,667, 16,667, 16,667, 26,667, 31,667 and 16,667 such shares, respectively.
(8)	Includes 3,545 shares that are owned by Ms. Baskin’s husband.
(9)	Includes 300 shares that are owned by Mr. Graff’s minor child.
(10)	Includes 250 shares that are owned by Mr. Peterson’s wife. Mr. Peterson disclaims beneficial ownership of such shares.
(11)	Includes 10,290 shares that are owned by Mr. Wilkus wife.

INVESTMENT ADVISORY SERVICES

We are internally managed and therefore have not entered into any advisory agreement with, nor pay advisory fees to, an outside investment adviser.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 249 Fifth Avenue, Pittsburgh, PA 15222 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010.

CONSOLIDATED FINANCIAL STATEMENTS

We have included our audited consolidated financial statements as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, the consolidated financial highlights for each of the five years ended December 31, 2005, and the schedule 12-14 for the year ended December 31, 2005, and our unaudited consolidated financial statements as of and for the period ended March 31, 2006 and 2005.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

TAX STATUS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

We have operated since October 1, 1997, so as to qualify to be taxed as a RIC within the meaning of Section 851 of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least

SAI-9

90% of our “investment company taxable income,” as defined in the Code, we will not be subject to federal income tax on the portion of our taxable income and capital gains distributed to stockholders. “Investment company taxable income” generally means taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, we will be liable for a nondeductible federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through “deemed distributions”) an amount equal to or greater than the sum of (i) 98% of our “ordinary income” (generally, taxable income excluding net short-term and long-term capital gains), (ii) 98% of its “capital gain net income” (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (iii) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. We may elect to not distribute all of our investment company taxable income and pay the excise tax on the undistributed amount.

We received a ruling from the IRS clarifying the tax consequences of our conversion to a RIC, especially with regard to the treatment of any unrealized gain inherent in our assets (approximately $6.3 million) upon our conversion to RIC status (“built-in gain”). Under the terms of the ruling and applicable law, if our company realizes or is treated as realizing any of the built-in gain before October 1, 2007, we generally will be liable for corporate level federal income tax on the gain, which could not be eliminated by dividend payments.

In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a BDC under the 1940 Act, (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to our business of investing in such stock or securities; and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, securities of other RICs, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets are invested in the securities of one issuer (other than U.S. government securities or securities of other RICSs) or of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses.

If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether we receive cash representing such income in the same taxable year and to make distributions accordingly.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements and diversification requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by other requirements relating to our status as a RIC, including the diversification requirements. If we dispose of assets in order to meet distribution requirements, we may make such dispositions at times which, from an investment standpoint, are not advantageous.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits).

Our wholly-owned subsidiaries, ACFS and European Capital Financial Services (Guernsey) Limited, are corporations that are subject to corporate level federal and state income tax in their respective jurisdictions. We also own all of the equity interests issued by ACS Funding Trust I, a statutory trust, ACS Funding Trust II, a statutory trust, ACAS Business Loan LLC, 2002-2, ACAS Business Loan LLC, 2003-1, ACAS Business Loan LLC, 2003-2, ACAS Business Loan LLC, 2004-1, and ACAS Business Loan LLC, 2005-1, each of which is a limited liability company, disregarded as a separate entity for tax purposes.

SAI-10

6,300,000 Shares

American Capital Strategies, Ltd.

Common Stock

P R O S P E C T U S   S U P P L E M E N T

January 8, 2007

JPMorgan

Morgan Stanley

UBS Investment Bank

A.G. Edwards

Banc of America Securities LLC

Credit Suisse

Robert W. Baird & Co.

Ferris, Baker Watts

Incorporated

Morgan Keegan & Company, Inc.

Stifel Nicolaus